UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

August 31, 2008

Columbia Funds

■  Columbia International Stock Fund

■  Columbia Mid Cap Growth Fund

■  Columbia Small Cap Growth Fund I

■  Columbia Real Estate Equity Fund

■  Columbia Technology Fund

■  Columbia Strategic Investor Fund

■  Columbia Balanced Fund

■  Columbia Oregon Intermediate Municipal Bond Fund

■  Columbia Conservative High Yield Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Economic Update	1

Columbia International Stock Fund	3

Columbia Mid Cap Growth Fund	8

Columbia Small Cap Growth Fund I	13

Columbia Real Estate Equity Fund	18

Columbia Technology Fund	23

Columbia Strategic Investor Fund	28

Columbia Balanced Fund	33

Columbia Oregon Intermediate Municipal Bond Fund	38

Columbia Conservative High Yield Fund	43

Financial Statements

Investment Portfolios	48

Statements of Assets and Liabilities	96

Statements of Operations	100

Statements of Changes in Net Assets	104

Financial Highlights	117

Notes to Financial Statements	155

Report of Independent Registered Public Accounting Firm	174

Federal Income Tax Information	175

Fund Governance	176

Important Information About This Report	181

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we've seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It's important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■  Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■  News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■  Monthly and quarterly performance information.

■  Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Daily Cash Reserves which are updated daily, monthly for equity funds and quarterly for most other funds.

■  Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you'll receive secured, 24-hour access to*:

■  Mutual fund account details with balances, dividend and transaction information.

■  Fund Tracker to customize your homepage with current net asset values for the funds that interest you

■  On-line transactions including purchases, exchanges and redemptions.

■  Account maintenance for updating your address and dividend payment options.

■  Electronic delivery of prospectuses and shareholder reports.

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com/investor.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

*Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Economic Update – Columbia Funds

The pace of economic growth slowed during the 12-month period that began September 1, 2007 and ended August 31, 2008, as a multitude of factors weighed on consumers and businesses alike. However, the economy stayed comfortably clear of a widely-anticipated recession, with an uptick in growth at the end of the period. The most severe housing downturn in decades continued to take a toll on growth. Inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. Food prices rose, raising concerns about inflation, and energy prices soared to record highs before backing down sharply in the last month of the period. Consumer confidence declined sharply through June, then improved modestly in August and September, according to The Conference Board, which tracks consumer attitudes on a monthly basis.

As growth weakened near the end of 2007, businesses began to pull back on hiring, which further dimmed the outlook for consumers. More than 440,000 job losses were reported in the first eight months of 2008, and the unemployment rate spiked to 6.1%, with the biggest jump coming in August. Manufacturing activity slowed, one of the last major indicators to turn negative. Federal tax rebates, which began to arrive in May, helped bolster consumer spending until the end of the period. However, spending declined in July and August, continuing concerns that the economy is headed for recession.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate—the federal funds rate—down from 5.25% to 2.0% during the 12-month period.1 After seven rate cuts, the Fed acknowledged that downside risks to growth remained but also that the inflation outlook was a concern and that it would monitor inflation developments carefully. Continued strains on the credit markets present the Fed with some tough choices, but it held the line on any further rate cuts from April through the end of the period.

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 11.14% for the 12-month period, as measured by the S&P 500 Index.2 Small- and mid- cap stocks held up better than large-cap stocks, as measured by their respective Russell indices.3 Growth stocks also held up better than value stocks by a significant margin. As the dollar rebounded modestly against the euro, investors reaped even lower returns from investments outside the U.S. The MSCI EAFE Index4, a broad gauge of stock market

1On October 8, 2008, the Federal Reserve Board Open Market Committee reduced the federal funds rate to 1.50%.

2The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

4The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Summary

For the 12-month period that ended August 31, 2008

■  The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 11.14%. Stock markets outside the United States returned negative 14.41%, as measured (in U.S. dollars) by the MSCI EAFE Index.

S&P Index	MSCI Index

■  Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Merrill Lynch U.S. High Yield Cash Pay Index.

Lehman Index	Merrill Lynch Index

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Economic Update (continued) – Columbia Funds

performance in foreign developed markets, lost 14.41% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. The MSCI Emerging Markets Index5 returned negative 9.83% (in U.S. dollars).

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices generally rose and yields declined as economic growth slowed and stock market volatility increased. Although the benchmark 10-year U.S. Treasury yield edged back above 4.0% earlier in 2008, it slipped back to 3.81% at the end of the period, more than one full percentage point below where it was one year ago. In this environment, the Lehman Brothers U.S. Aggregate Bond Index6 returned 5.86%. High-yield bonds took a beating in 2007 but regained some ground thus far in 2008. The Merrill Lynch U.S. High Yield, Cash Pay Index7 returned negative 1.24%. Municipal bonds generated higher returns than taxable bonds despite industry-specific events, which threatened investor confidence half way through the period. In February, yields on municipal bonds rose above yields on comparable maturity Treasuries—and prices fell—in a difficult month for the municipal market. In this environment, the Lehman Brothers Municipal Bond Index8 returned 4.48% for the one-year period.

Past performance is no guarantee of future results.

5The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

6The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

7The Merrill Lynch U.S. High Yield Cash Pay Index tracks the performance of non-investment-grade corporate bonds. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

8The Lehman Brothers Municipal Bond Index is considered representative of the broad market for investment grade, tax exempt bonds with a maturity of at least one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Fund Profile – Columbia International Stock Fund

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned negative 17.74% without sales charge.

■  The fund underperformed its benchmarks and peer group classification.

■  The fund's value approach was out of favor with investors during the period. Underweights in Australia and the UK, markets that declined less than other overseas markets, also held back returns.

Portfolio Management

Fred Copper, lead manager of the fund, has managed or co-managed the fund since October 2005 and has been with the advisor or its predecessors or affiliate organizations since 2005.

Jasmine (Weili) Huang has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2003.

Timothy R. Anderson has co-managed the fund since May 2006 and has been associated with the advisor since 2006.

Paul J. DiGiacomo has co-managed the fund since May 2006 and has been with the advisor since 2006.

Daisuke Nomoto has co-managed the fund since May 2006 and has been with the advisor or its predecessors or affiliate organizations since 2005.

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–17.74%

Class A shares (without sales charge)

–14.41%

MSCI EAFE Index[1]

–12.17%

MSCI All Country World ex U.S. Index[2]

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 07/31/2008.

Performance Information – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.36
Class B	2.11
Class C	2.11
Class Z	1.11

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia International Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	17,891	16,864
Class B	17,093	17,093
Class C	17,160	17,160
Class Z	18,296	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/92
Sales charge	without	with	without	with	without	with	without
1-year	–17.74	–22.47	–18.31	–21.82	–18.33	–19.03	–17.52
5-year	10.57	9.26	9.77	9.50	9.86	9.86	10.94
10-year	5.99	5.36	5.51	5.51	5.55	5.55	6.23

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–34.06	–37.85	–34.56	–37.37	–34.55	–35.12	–33.92
5-year	6.30	5.05	5.52	5.20	5.61	5.61	6.65
10-year	4.77	4.15	4.28	4.28	4.32	4.32	5.01

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Understanding Your Expenses – Columbia International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	894.68	1,019.15	5.67	6.04	1.19
Class B	1,000.00	1,000.00	891.91	1,015.38	9.23	9.83	1.94
Class C	1,000.00	1,000.00	891.81	1,015.38	9.23	9.83	1.94
Class Z	1,000.00	1,000.00	896.09	1,020.41	4.48	4.77	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia International Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	14.02
Class B	13.61
Class C	13.68
Class Z	14.15

Distributions declared per share

09/01/07 – 08/31/08 ($)

Class A	2.85
Class B	2.70
Class C	2.70
Class Z	2.90

Top 5 countries

as of 08/31/08 (%)

Japan	19.5
United Kingdom	16.3
Switzerland	9.8
Germany	7.6
France	7.0

Top 10 holdings

as of 08/31/08 (%)

E.ON AG	2.2
Banco Santander SA	2.0
Roche Holding AG	2.0
Novartis AG	1.9
Total SA	1.7
AstraZeneca PLC	1.7
BHP Billiton PLC	1.7
Nokia Oyj	1.6
Vivendi	1.5
BASF SE	1.5

For the 12-month period that ended August 31, 2008, Columbia International Stock Fund Class A shares returned negative 17.74% without sales charge. The fund's return was less than both the negative 14.41% return of the MSCI EAFE Index1 and the negative 12.17% return of the MSCI All Country World ex U.S. Index.2 It was also less than the negative 14.21% average return of its peer group, the Lipper International Multi-Cap Core Funds Classification.3 Stock selection drove underperformance relative to the fund's two benchmarks. As economic growth slowed, investors were willing to pay a premium for more defensive stocks, such as consumer staples, utilities and health care. Because we take a value approach to investing, we did not participate in the run-up of these stocks, which we felt were overvalued relative to their earnings prospects. Underweights in Australia and the UK, markets that declined less than other overseas markets, also held back returns.

Individual stocks that underperformed included: MTU Aero Engines Holding AG, which suffered from general problems in the airline industry; Societe Generale SA, a French bank with large U.S. holdings, which was at the center of the credit crisis; and Biovail Corp., a Canadian pharmaceutical company, which declined because one of its blockbuster drugs faced generic competition. Societe Generale was sold, but the other underperformers remain in the portfolio.

Utilities and certain Japanese companies boosted performance

Utilities made a positive contribution to performance relative to its benchmark, with the biggest boost coming from British Energy Group PLC, which owns licenses for some of the available sites for building nuclear power plants. Its share price rose significantly on speculation that it might be a takeover target, and we sold the stock. Two Japanese companies were particularly helpful to performance, including Toyo Suisan Kaisha Ltd., a maker of processed foods, which surpassed market expectations. Matsushita Electric Industrial Co,. Ltd. was another positive performer. The stock was strong due to resilience in the electronics sector, despite an overall tough consumer market.

Strategic and tactical decisions about country and sector weights

We maintained an overweight in China, even though the market declined when the government took measures to slow the economy to reduce inflation. We believe China's rate of economic growth will stabilize at around 10%. In light of this expectation, we have taken advantage of companies with valuations that are on par with competitors in markets with economies that are growing at a rate that is less than 10%. We also added

1The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance excluding the US and Canada. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The MSCI All Country (AC) World ex U.S. Index is an index of global stock market performance that includes developed and emerging markets but excludes the US. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia International Stock Fund to the fund's position in Brazil, a country rich in fresh water, arable land and other natural resources.

We raised the fund's position in banks from an underweight to a neutral weight relative to its benchmarks, because we believe these stocks have dropped to levels that reflect the worst of the news in the financials sector. We also added commodity stocks after they sold off sharply. We favored PT Bumi Resources Tbk and maintained a position in Yanzhou Coal Mining Co., Ltd.

Infrastructure development has been a portfolio theme for a long time, and the fund's relatively large position in ABB Ltd. in Switzerland, a global engineering company, reflects our belief that trillions of dollars could be spent on infrastructure expansion. Alternative energy is also a focus, with Vestas Wind Systems A/S being an example. While these stocks underperformed during this reporting period, we believe they could be the beneficiary of a multi-year trend toward alternative energy sources.

Looking ahead

We anticipate market volatility to continue as weak economic news persists. However, we believe that the market has the potential to rally before news gets better and have positioned the portfolio to take advantage of that outlook.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including currency fluctuations, risks associated with possible differences in financial accounting standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings discussed in this report

as of 08/31/08 (%)

MTU Aero Engines Holding AG	0.5
Biovail Corp.	0.7
Toyo Suisan Kaisha Ltd.	0.5
Matsushita Electric Industrial Co., Ltd.	1.3
PT Bumi Resources Tbk	0.4
Yanzhou Coal Mining Co., Ltd.	0.8
ABB Ltd.	1.5
Vestas Wind Systems A/S	0.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Mid Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–2.21%

Class A shares (without sales charge)

–7.57%

Russell Midcap Growth Index

–8.60%

Russell Midcap Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 07/31/2008.

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned negative 2.21% without sales charge.

■  The fund outperformed both the Russell Midcap Growth Index1 and the Russell Midcap Index,2 and its return was higher than the average return of its peer group, the Lipper Mid-Cap Growth Funds Classification.3

■  Positive stock selection helped the fund, with the biggest gains coming from materials and energy, while sector weights, modestly hindered relative performance.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor since 2007.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Mid Cap Growth Fund

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Mid Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	23,766	22,405
Class B	22,751	22,751
Class C	22,802	22,802
Class R	23,612	n/a
Class T	23,767	22,406
Class Z	24,208	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.19
Class B	1.94
Class C	1.94
Class R	1.44
Class T	1.24
Class Z	0.94

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		R	T		Z
Inception	11/01/02		11/01/02		10/13/03		01/23/06	11/01/02		11/20/85
Sales charge	without	with	without	with	without	with	without	without	with	without
1-year	–2.21	–7.84	–2.92	–7.14	–2.91	–3.75	–2.44	–2.27	–7.89	–1.97
5-year	9.77	8.49	8.95	8.67	9.00	9.00	9.63	9.74	8.44	10.08
10-year	9.04	8.40	8.57	8.57	8.59	8.59	8.97	9.04	8.40	9.24

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		R	T		Z
Sales charge	without	with	without	with	without	with	without	without	with	without
1-year	–21.95	–26.43	–22.52	–25.89	–22.50	–23.18	–22.14	–22.02	–26.51	–21.77
5-year	7.40	6.14	6.59	6.28	6.64	6.64	7.26	7.35	6.08	7.70
10-year	6.54	5.91	6.07	6.07	6.10	6.10	6.47	6.54	5.92	6.74

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with distribution and service (Rule 12b-1) fees. Class R and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B, and Class T share performance information includes returns of the fund's Class Z shares (the oldest existing share class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund.

The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). The returns for Class R include the returns of Class A prior to 01/23/06, the date on which Class R was initially offered by the fund. The returns shown for Class R also include the performance of Class Z prior to the inception of Class A (11/01/02). If differences in expenses had been reflected, the returns shown would have been lower, since the Class R shares are subject to a higher distribution and service (Rule 12b-1) fees than Class A shares. Class Z share returns have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns shown for the periods prior to the inception of Classes A, B, C, R, and T would have been lower.

Understanding Your Expenses – Columbia Mid Cap Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,012.52	1,019.15	6.02	6.04	1.19
Class B	1,000.00	1,000.00	1,008.60	1,015.38	9.79	9.83	1.94
Class C	1,000.00	1,000.00	1,008.60	1,015.38	9.79	9.83	1.94
Class R	1,000.00	1,000.00	1,011.31	1,017.90	7.28	7.30	1.44
Class T	1,000.00	1,000.00	1,012.12	1,018.90	6.27	6.29	1.24
Class Z	1,000.00	1,000.00	1,013.62	1,020.41	4.76	4.77	0.94

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Mid Cap Growth Fund

For the 12-month period that ended August 31, 2008, Columbia Mid Cap Growth Fund Class A shares returned negative 2.21% without sales charge. The fund held up better than its benchmarks, the Russell Midcap Growth Index, which returned negative 7.57%1, and the Russell Midcap Index, which returned negative 8.60%2 for the same period. The fund's return was also higher than the negative 8.03% average return of its peer group, the Lipper Mid-Cap Growth Funds Classification.3 Positive stock selection helped the fund, with the biggest gains coming from the materials and energy sectors. Sector weights, despite being relatively close to those in one of the fund's benchmarks, the Russell Midcap Growth Index, modestly hindered relative performance.

Energy and material stocks made positive contributions to returns

The fund's energy stocks climbed nearly 30% for the year, benefiting as rising global demand and constrained supply drove oil prices up more than 40% in the first seven months of 2008 before backing down near the end of the period. Natural gas prices also rose sharply. Among the winners were domestic exploration and production companies Continental Resources, Inc. and Concho Resources, Inc. Both stocks posted substantial gains, driven by positive pricing as well as strong production growth.

In materials, where the fund's investments returned nearly 40%, agricultural stocks benefited as rising demand for ethanol and growing global food consumption, especially in emerging markets, drove commodity prices higher. Companies that could help farmers increase their crop yields did especially well. Among the winners were Potash Corp. of Saskatchewan, Inc., which produces potash for fertilizer; Agrium, Inc., another fertilizer company; and Monsanto Co., which sells genetically-enhanced seeds. Some mining stocks also rallied nicely, including Cleveland-Cliffs, Inc., an iron ore company that gained from positive pricing in the wake of growing global demand. Bucyrus International, Inc., a mining equipment company in the industrials sector, also rose sharply, as mining companies stepped up production to take advantage of higher commodity prices.

Telecom services and technology disappointed

A modest overweight in, and below-average performance from, the fund's telecommunication services stocks hampered returns relative to the Russell Midcap Growth Index. Disappointments included NII Holdings, Inc., a leading Latin American wireless provider whose stock price declined as increased competition pressured subscriber growth rates. In technology, Equinix, Inc., an operator of large offsite data centers, retreated amid concerns that corporate technology spending would slow.

1The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	23.47
Class B	22.35
Class C	22.41
Class R	23.32
Class T	23.48
Class Z	23.92

Distributions declared per share

09/01/07 – 08/31/08 ($)

Class A	3.86
Class B	3.78
Class C	3.78
Class R	3.83
Class T	3.85
Class Z	3.88

Top 5 sectors

as of 08/31/08 (%)

Information Technology	17.5
Consumer Discretionary	17.4
Industrials	16.4
Health Care	13.0
Energy	12.1

Top 10 holdings

as of 08/31/08 (%)

Potash Corp. of Saskatchewan, Inc.	1.5
McDermott International, Inc.	1.3
Denbury Resources, Inc.	1.2
Cummins, Inc.	1.2
American Tower Corp.	1.2
Precision Castparts Corp.	1.1
Diamond Offshore Drilling, Inc.	1.1
Laboratory Corp. of America Holdings	1.0
Express Scripts, Inc.	1.0
Charles River Laboratories International, Inc.	1.0

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio Managers' Report (continued) – Columbia Mid Cap Growth Fund

Holdings discussed in this report

as of 08/31/08 (%)

Continental Resources, Inc.	1.0
Concho Resources, Inc.	0.5
Potash Corp. of Saskatchewan, Inc.	1.6
Agrium, Inc.	0.6
Monsanto Co.	0.9
Cleveland-Cliffs, Inc.	0.8
Bucyrus International, Inc.	0.6
NII Holdings, Inc.	0.6
Equinix, Inc.	0.9
Hologic, Inc.	0.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Other detractors

In consumer discretionary, Crocs, Inc., a footwear manufacturer, and Scientific Games, which makes gaming systems, both fell sharply. Crocs suffered from decelerating sales, excess inventory and disappointing earnings. Scientific Games Corp. was hurt by the loss of a key contract and the weak economy. We sold both stocks. In health care, Hologic, Inc., which specializes in digital mammography, declined amid worries that the stock's price had surpassed expectations.

Although we believe that the market will remain volatile in the near term, we should be able to find ample opportunities to invest in mid-cap stocks that fit our investment criteria. We plan to focus on companies that can pass on rising input costs, as well as companies that can help other businesses be more efficient.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Fund Profile – Columbia Small Cap Growth Fund I

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned negative 1.34% without sales charge.

■  The fund's return was higher than the returns of both its benchmarks, the Russell 2000 Growth Index1 and the Russell 2000 Index2, and the average return of its peer group, the Lipper Small-Cap Growth Funds Classification.3

■  Stock selection accounted for the fund's strong performance.

Portfolio Management

Wayne M. Collette has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2001.

George J. Myers has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Lawrence W. Lin has co-managed the fund since October 2007 and has been with the advisor since 2006.

Brian D. Neigut has co-managed the fund since October 2007 and has been with the advisor since 2007.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–1.34%

Class A shares (without sales charge)

–3.79%

Russell 2000 Growth Index

–5.48%

Russell 2000 Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 07/31/2008.

Performance Information – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.45
Class B	2.20
Class C	2.20
Class Z	1.20

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Growth Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest of 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	31,436	29,626
Class B	30,807	30,807
Class C	30,784	30,784
Class Z	31,658	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/05		11/01/05		11/01/05		10/01/96
Sales charge	without	with	without	with	without	with	without
1-year	–1.34	–7.00	–2.10	–6.48	–2.14	–3.02	–1.09
5-year	11.71	10.39	11.26	10.99	11.24	11.24	11.87
10-year	12.14	11.47	11.91	11.91	11.90	11.90	12.21

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–18.48	–23.18	–19.12	–22.74	–19.19	–19.92	–18.29
5-year	9.42	8.13	8.97	8.68	8.95	8.95	9.58
10-year	9.67	9.02	9.44	9.44	9.43	9.43	9.75

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. Class Z share returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Understanding Your Expenses – Columbia Small Cap Growth Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,062.59	1,018.25	7.10	6.95	1.37
Class B	1,000.00	1,000.00	1,058.82	1,014.48	10.97	10.74	2.12
Class C	1,000.00	1,000.00	1,058.82	1,014.48	10.97	10.74	2.12
Class Z	1,000.00	1,000.00	1,064.30	1,019.51	5.81	5.69	1.12

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Growth Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	27.82
Class B	27.39
Class C	27.37
Class Z	27.99

Distributions declared per share

09/01/07 – 08/31/08 ($)

Class A	3.80
Class B	3.56
Class C	3.56
Class Z	3.88

Top 5 sectors

as of 08/31/08 (%)

Health Care	21.7
Information Technology	20.9
Industrials	15.0
Consumer Discretionary	12.6
Energy	11.7

Top 10 holdings

as of 08/31/08 (%)

ICON PLC	2.9
Bucyrus International, Inc.	1.4
Hologic, Inc.	1.4
Waddell & Reed Financial, Inc.	1.4
Alexion Pharmaceuticals, Inc.	1.3
Atwood Oceanics, Inc.	1.3
Psychiatric Solutions, Inc.	1.2
OSI Pharmaceuticals, Inc.	1.2
NuVasive, Inc.	1.2
Intrepid Potash, Inc.	1.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2008, Columbia Small Cap Growth Fund I Class A shares returned negative 1.34% without sales charge. The fund outperformed the Russell 2000 Growth Index, which returned negative 3.79%1, and the Russell 2000 Index, which returned negative 5.48%2, for the same period. The fund's return was higher than the negative 10.29% average return of its peer group, the Lipper Small-Cap Growth Funds Classification.3 Stock selection, with a focus on companies that have high or improving returns on invested capital, high or improving profit margins and strong management teams, accounted for the fund's strong performance. Sector weights remained close to those in the Russell 2000 Growth Index.

Health care, materials and energy stocks boosted performance

Health care stocks, which accounted for approximately 22% of assets, delivered outsized gains. Standouts included ICON PLC, an Irish contract organization, and NuVasive, Inc., a medical device company. ICON benefited as more companies outsourced their clinical drug trials. NuVasive rose in anticipation of more orthopedic surgeons using its innovative, minimally invasive approach to spine surgery. Illumina, Inc., a medical device company, also rallied nicely, buoyed by expectations for its human genome analyzer, a unique tool to help uncover genetic markers for disease. Yet health care also delivered one of the fund's major disappointments: Hologic, Inc., which specializes in digital mammography, declined after a 2007 acquisition drove its stock price ahead of expectations.

The fund's materials and energy stocks, which together accounted for another 18% of assets, each delivered strong double-digit gains for the year. In the materials sector, agricultural stocks gained nicely as growing worldwide food consumption drove commodity prices higher. Fertilizer companies, including CF Industries Holdings, Inc., did especially well, as farmers sought to increase crop yields. Metals stocks—led by Cleveland-Cliffs, Inc., an iron ore producer—also rallied nicely, buoyed by rising demand and improved pricing.

Energy stocks benefited as growing global demand and constrained supply drove oil and natural gas prices to new highs throughout most of the period. Standouts included exploration and production companies Concho Resources, Inc. and PetroHawk Energy Corp. Other top contributors came from a variety of sectors. Bucyrus International, Inc., a mining equipment company, rallied as higher commodity prices led to increased demand for its services. Vocus, Inc., which provides online public relations software, climbed as companies looked for ways to cut costs and improve efficiency.

1The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Small Cap Growth Fund I

Financial and certain consumer stocks disappointed

Financial stocks declined, pressured by continued woes in the subprime mortgage sector and tight credit. Detractors included First Cash Financial Services, a pawn shop chain that suffered as the economy weakened and loan defaults increased. Elsewhere, disappointments included consumer discretionary holding J. Crew Group, Inc., a clothing retailer that was hurt by the slowdown in consumer spending. We sold both stocks before the period's end.

We believe that small-cap stocks, which led the downturn, will be among the first to rebound once the economy improves. In the meantime, investors appear to be willing to pay a premium for companies that can still sustain or grow their earnings. Our focus will remain on small-cap growth companies that can pass on rising input costs through improved pricing, as well as companies that can help other businesses run more efficiently. We plan to remain diversified across sectors, while looking for opportunities in companies with good earnings growth prospects and attractive valuations.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Holdings discussed in this report

as of 08/31/08 (%)

ICON PLC	2.9
NuVasive, Inc.	1.2
Illumina, Inc.	0.9
Hologic, Inc.	1.4
CF Industries Holdings, Inc.	1.1
Cleveland-Cliffs, Inc.	0.9
Concho Resources, Inc.	1.1
PetroHawk Energy Corp.	0.7
Bucyrus International, Inc.	1.4
Vocus, Inc.	0.9

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Real Estate Equity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–5.46%

Class A shares (without sales charge)

–7.04%

FTSE NAREIT

Equity REITs Index

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned negative 5.46% without sales charge.

■  In a difficult environment, the fund held up better than its benchmark, the FTSE NAREIT Equity REITs Index,1 and its peer group, the Lipper Real Estate Funds Classification.2

■  Management did well to emphasize office and industrial REITs, and stock selection within those subsectors was positive for performance. Strong performance from selected retail REITs also aided returns.

Portfolio Management

Arthur J. Hurley has managed the fund since September 2006 and has been with the advisor or its predecessors or affiliate organizations since 2006.

1The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance Information – Columbia Real Estate Equity Fund

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Real Estate Equity Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	31,108	29,319
Class B	29,814	29,814
Class C	29,792	29,792
Class Z	31,658	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		04/01/94
Sales charge	without	with	without	with	without	with	without
1-year	–5.46	–10.88	–6.21	–9.54	–6.18	–6.84	–5.21
5-year	12.65	11.33	11.82	11.65	11.80	11.80	12.94
10-year	12.02	11.36	11.54	11.54	11.53	11.53	12.21

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–8.97	–14.21	–9.65	–12.87	–9.66	–10.31	–8.74
5-year	12.09	10.77	11.26	11.09	11.24	11.24	12.37
10-year	11.46	10.80	10.98	10.98	10.97	10.97	11.65

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.23
Class B	1.98
Class C	1.98
Class Z	0.98

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Real Estate Equity Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,109.39	1,019.05	6.42	6.14	1.21
Class B	1,000.00	1,000.00	1,105.12	1,015.28	10.37	9.93	1.96
Class C	1,000.00	1,000.00	1,105.42	1,015.28	10.37	9.93	1.96
Class Z	1,000.00	1,000.00	1,111.41	1,020.31	5.10	4.88	0.96

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Real Estate Equity Fund

For the 12-month period that ended August 31, 2008, Columbia Real Estate Equity Fund Class A shares returned negative 5.46% without sales charge. The fund's benchmark, the FTSE NAREIT Equity REITs Index1, returned negative 7.04%. The average return of its peer group, the Lipper Real Estate Funds Classification2, was negative 9.14%. An economic slowdown and lack of available debt capital due to a credit crisis have negatively affected real estate fundamentals and asset valuations. In this environment, the fund's favorable performance relative to its benchmark was due to an emphasis on office and industrial real estate investment trusts ("REITs"), combined with positive stock selection in these property groups and among retail REITs.

Positioning in office and industrial REITs aided performance

An overweight in the office property group, together with careful stock selection within the group, helped drive returns during the period. Alexandria Real Estate Equities, Inc., a niche office REIT specializing in the life sciences sector, benefited from continued positive business fundamentals in the sector which increased demand for space. The fund's underweight in office REITs with exposure to the New York City market also aided returns, as the Manhattan office market grappled with fallout from the failures of major financial institutions.

During the first half of the year, the industrial property group was a positive contributor to REIT sector performance and an overweight in the group helped the fund's returns. Among key contributors in the group, industrial REIT ProLogis benefited from strong demand for space due to worldwide economic growth trends, including infrastructure development in Asia. Over the past six months, however, we have moved to an underweight position in both the industrial REIT group and ProLogis. This positioning was rewarded as ProLogis has since significantly underperformed due to concerns about its growing real estate development pipeline. Stock selection within the retail property group also provided a boost to the fund during the period. A top performer was premier mall operator Simon Property Group, Inc., which saw positive results from its high-quality real estate assets and industry-leading growth. Another top contributor was Plum Creek Timber Co., Inc., which benefited from timber's resiliency in the real estate market's downturn.

An underweight in apartment REITs detracted from returns

The fund had less exposure than the index to the apartment sector, which detracted from relative performance as apartment fundamentals proved more resilient than in prior cycles to a slowing economy and rising job losses. While the fund's overall light exposure to the hotel sector helped during the second half of the year as the hotel business faltered, an overweight position in LaSalle Hotel Properties relative to the index hurt as the company underperformed the broader REIT market. Commercial

1The FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index tracks the performance of all publicly traded equity real estate investment trusts (REITs). Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	13.85
Class B	13.85
Class C	13.82
Class Z	13.88

Distribution declared per share

09/01/07 – 08/31/08 ($)

Class A	6.06
Class B	5.97
Class C	5.97
Class Z	6.09

Top 10 holdings

as of 08/31/08 (%)

Simon Property Group, Inc.	11.6
Kimco Realty Corp.	7.0
Plum Creek Timber Co., Inc.	5.8
Ventas, Inc.	5.2
Alexandria Real Estate Equities, Inc.	5.1
Digital Realty Trust, Inc.	4.5
Entertainment Properties Trust	4.4
Corporate Office Properties Trust	4.2
Vornado Realty Trust	4.1
Essex Property Trust, Inc.	4.1

Top sectors

as of 08/31/08 (%)

Retail REITs	27.1
Specialized REITs	23.2
Office REITs	22.9
Residential REITs	13.1
Diversified REITs	4.3
Unclassified	4.2
Industrials REITs	2.7
Hotel Resorts & Cruise Lines	2.7

Portfolio Manager's Report (continued) – Columbia Real Estate Equity Fund

Holdings discussed in this report

as of 08/31/08 (%)

Alexandria Real Estate Equities, Inc.	5.1
ProLogis	1.7
Simon Property Group, Inc.	11.6
Plum Creek Timber Co., Inc.	5.8
LaSalle Hotel Properties	2.6

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

mortgage loan underwriter iStar Financial, Inc. also detracted from returns when its stock fell out of favor with investors on concerns that credit issues in the housing market could be replicated in the commercial real estate market. We sold the stock during the period.

Defensive positioning

We believe that we are in the early stages of a downturn in the commercial real estate market, brought on by economic uncertainty and reduced availability of debt capital. As a result, we anticipate the REIT market will remain volatile and commercial real estate asset values and fundamentals will continue to be negatively affected for the remainder of 2008 and 2009. Against this backdrop, we have positioned the portfolio defensively, with a focus on companies with strong balance sheets and visible funding sources, seeking to avoid those with large development and redevelopment pipelines. We also look to take advantage of opportunities to invest in companies trading at steep discounts with visible catalysts by which to strengthen their balance sheets.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property values due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

Fund Profile – Columbia Technology Fund

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned negative 12.13% without sales charge.

■  The fund outperformed the Merrill Lynch 100 Technology Index.1 The average return of the fund's peer group, the Lipper Science & Technology Funds Classification, was negative 10.56%.2

■  Continued stock market volatility and weakness in the technology sector due to reduced corporate spending contributed to the fund's negative return for the year. However, positive performance from stock selection in key technology segments aided performance relative to the benchmark.

Portfolio Management

Wayne M. Collette has managed the fund since June 2002 and has been with the advisor or its predecessors or affiliate organizations since 2001.

1The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–12.13%

Class A shares (without sales charge)

–14.45%

Merrill Lynch

100 Technology Index

Performance Information – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.46
Class B	2.21
Class C	2.21
Class Z	1.21

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 11/09/00 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Technology Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/09/00 – 08/31/08 ($)

Sales charge	without	with
Class A	10,814	10,193
Class B	10,335	10,335
Class C	10,355	10,355
Class Z	11,005	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
1-year	–12.13	–17.19	–12.80	–16.98	–12.78	–13.62	–11.93
5-year	12.86	11.54	12.04	11.78	12.08	12.08	13.18
Life	1.01	0.25	0.42	0.42	0.45	0.45	1.23

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–31.68	–35.61	–32.17	–35.42	–32.18	–32.82	–31.49
5-year	8.59	7.33	7.78	7.49	7.83	7.83	8.91
Life	–1.30	–2.03	–1.87	–1.87	–1.84	–1.84	–1.07

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Understanding Your Expenses – Columbia Technology Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.11	1,018.30	6.84	6.90	1.36
Class B	1,000.00	1,000.00	998.89	1,014.53	10.60	10.68	2.11
Class C	1,000.00	1,000.00	998.89	1,014.53	10.60	10.68	2.11
Class Z	1,000.00	1,000.00	1,004.12	1,019.56	5.59	5.63	1.11

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Technology Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	9.72
Class B	9.39
Class C	9.41
Class Z	9.86

Distributions declared per share

09/01/07 – 08/31/08 ($)

Class A	0.61
Class B	0.52
Class C	0.52
Class Z	0.64

Top 5 sectors

as of 08/31/08 (%)

Software & Services	35.8
Technology Hardware & Equipment	26.8
Semiconductors & Semi Equipment	15.2
Telecommunication Services	6.5
Capital Goods	3.6

Top 10 holdings

as of 08/31/08 (%)

Research In Motion Ltd.	4.4
Nokia Corp.	3.8
QUALCOMM, Inc.	3.2
Hewlett-Packard Co.	2.4
Apple, Inc.	2.3
Salesforce.com, Inc.	2.2
First Solar, Inc.	2.0
Harris Corp.	1.9
Cognizant Technology Solutions Corp.	1.8
Omniture, Inc.	1.8

Tables exclude investment in short-term obligations.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended August 31, 2008, Columbia Technology Fund Class A shares returned negative 12.13% without sales charge. The fund outperformed its benchmark, the Merrill Lynch 100 Technology Index, which returned negative 14.45% for the same period.1 Its return was less than the average return of its peer group, the Lipper Science & Technology Funds Classification, which was negative 10.56%.2 The fund's absolute return reflected a deteriorating economic environment, which affected stock returns, in general, and technology spending in particular. Stock selection in the communications equipment, computers and peripherals and software groups aided performance relative to the fund's benchmark. We believe that exposure to the technology services sector hurt the fund relative to its peers.

Areas of favorable stock selection

While technology spending was down overall, communications equipment has held up well despite a weakening economy. Blackberry-maker Research in Motion Ltd. was a top contributor during the period, benefiting from strong subscriber growth. QUALCOMM, Inc., which makes chips for handsets such as the Blackberry, experienced revenue growth as increased multi-media functionality drove strong demand for cellphones and related wireless devices. Apple, Inc. was another beneficiary of this trend, capturing consumer attention with its 3G network iPhone, while also generating surprising demand for its Mac laptops in a weak consumer spending environment.

Among computer names, International Business Machines Corp. received a revenue tailwind from the weakening dollar because it derives a significant portion of its revenues from overseas. The company also gained market share in the information technology outsourcing space due to corporate cost-cutting and wage inflation in India, making companies in that country less competitively priced. Several software names also aided returns. Travel expense software maker, Concur Technologies, Inc., benefited from corporate cost-cutting initiatives and the 13% stake that American Express took in the firm, boosting its stock. Nintendo soared on success of its Wii product, which has completely altered the gaming and video gaming console business. The fund was also significantly underweight in semiconductors, which is at the mercy of corporate spending decisions and was one of the worst-performing technology segments during the period.

Performance detractors

The information technology services group held the fund back overall. We subsequently sold the fund's largest negative contributor, Total Systems Services, which suffered due to the negative effect of the credit turmoil on its business of electronic payment processing. While the smartphone phenomenon has been a boon to the fund overall, Finnish handset maker Nokia performed poorly due to investor concerns about growing competition from Research in Motion and Apple. However, we believe that investors

1The Merrill Lynch 100 Technology Index is an equally-weighted index of 100 leading technology stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Manager's Report (continued) – Columbia Technology Fund have underestimated the strong management, product set and advantages that Nokia has in overseas markets. Therefore, we continue to hold the stock.

A cautious approach

We remain cautious in our approach to the technology sector as spending on technology has slowed. As a result, we plan to continue to examine companies on an individual basis and to seek those with quality management and earnings growth. We remain mindful that many companies are susceptible to the corporate technology spending cycle and look to identify firms that can benefit from a weak economy, including those that provide products or services that help companies cut costs and improve productivity. We are particularly interested in smartphones, which offer the alluring prospect of Internet access and media functionality.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Technology stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

International investing may involve certain risks, including currency fluctuation, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings discussed in this report

as of 08/31/08 (%)

Research in Motion Ltd.	4.4
QUALCOMM, Inc.	3.2
Apple, Inc.	2.3
International Business Machines Corp.	1.3
Concur Technologies, Inc.	0.7
Nintendo Co., Ltd.	1.4
Nokia Corp.	3.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Strategic Investor Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–7.09%

Class A shares (without sales charge)

–10.60%

Russell 1000 Index[1]

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 07/31/2008.

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned negative 7.09% without sales charge.

■  In a difficult environment for stocks overall, the fund held up better than its benchmark and peer group.

■  Stock selection and, to a lesser extent, favorable sector weights contributed to the fund's relative outperformance. Stocks in the energy, financials, health care and materials sectors were particularly helpful.

Portfolio Management

Emil A. Gjester, lead manager of the fund, has managed or co-managed the fund since May 2002 and has been with the advisor or its predecessors or affiliate organizations since 1996.

Jonas Patrikson has co-managed the fund since February 2006 and has been with the advisor or its predecessors or affiliate organizations since 2004.

Michael T. Welter has co-managed the fund since July 2006 and has been with the advisor since 2006.

Mary-Ann Ward has co-managed the fund since April 2008 and has been with the advisor or its predecessors or affiliate organizations since 1997.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia Strategic Investor Fund

Growth of a $10,000 investment 11/09/00 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Investor Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 11/09/00 – 08/31/08 ($)

Sales charge	without	with
Class A	25,565	24,098
Class B	24,447	24,447
Class C	24,457	24,457
Class Z	25,942	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		11/09/00
Sales charge	without	with	without	with	without	with	without
1-year	–7.09	–12.43	–7.77	–11.94	–7.72	–8.56	–6.85
5-year	9.60	8.31	8.80	8.51	8.81	8.81	9.88
Life	12.77	11.92	12.13	12.13	12.14	12.14	12.99

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–21.90	–26.39	–22.50	–25.99	–22.45	–23.15	–21.69
5-year	7.30	6.04	6.51	6.20	6.52	6.52	7.57
Life	11.02	10.19	10.38	10.38	10.39	10.39	11.23

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions, Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns for the periods prior to the inception of Classes A, B and C would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.32
Class B	2.07
Class C	2.07
Class Z	1.07

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Strategic Investor Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	973.51	1,018.95	6.10	6.24	1.23
Class B	1,000.00	1,000.00	969.99	1,015.18	9.80	10.03	1.98
Class C	1,000.00	1,000.00	969.99	1,015.18	9.80	10.03	1.98
Class Z	1,000.00	1,000.00	974.61	1,020.21	4.86	4.98	0.98

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Strategic Investor Fund

For the 12-month period that ended August 31, 2008, Columbia Strategic Investor Fund Class A shares returned negative 7.09% without sales charge. The fund's benchmark, the Russell 1000 Index, returned negative 10.60%,1 and the average return of its peer group, the Lipper Multi-Cap Core Funds Classification, was negative 10.81%.2 In a period that was generally challenging for stocks, the fund held up better than its benchmark and peers because of good stock selection and, to a lesser extent, because of favorable sector weights.

Stocks in a broad range of economic sectors drove performance

Stock selection in the energy, financials, health care and materials sectors provided the biggest benefit to return. In the energy sector, Continental Resources, Inc. and Southwestern Energy Co. were strong performers. Among health care companies, Masimo Corp., Express Scripts, Inc. and Illumina, Inc. made positive contributions to results. Monsanto Co. was an important holding in the materials sector.

Throughout the period, the financials sector was in significant turmoil; however, the fund's financials holdings did better than the benchmark, primarily because of stock selection. Digital Realty Trust, Inc. and State Street Corp. were particularly noteworthy. However, Ambac Financial Group, Inc., National Financial Partners Corp. and Freddie Mac faced a challenging environment and were eliminated from the portfolio.

Several other sectors also contributed modestly to the fund's solid relative performance. In the consumer discretionary area, NIKE, Inc. was helpful. In consumer staples, Longs Drug Stores Corp. aided return, and we took profits in the stock. Exelon Corp., in the utilities sector, also helped performance. The telecommunication services sector also contributed modestly to the fund's relative performance. Stocks that made poor showings included Home Inns & Hotels Management, Inc. in consumer discretionary; Bare Escentuals, Inc. in consumer staples; NII Holdings, Inc. in telecommunications and Mirant Corp. in utilities. All of these were sold.

The fund's investments in the industrials and information technology sectors detracted from performance. In industrials, Huron Consulting Group, Inc. and Rockwell Collins Corp. did poorly, and we sold them. Conversely, Joy Global, Inc. benefited return. In information technology, 3Par, Inc., DST Systems, Inc. and RF Micro Devices, Inc. were disappointments. All were sold. More positively, software developer Ansys, Inc. contributed to performance, and we took profits in the stock.

1The Russell 1000 Index measures the performance of 1,000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	18.01
Class B	17.45
Class C	17.46
Class Z	18.06

Distributions declared per share

09/01/07 – 08/31/08 ($)

Class A	2.28
Class B	2.21
Class C	2.21
Class Z	2.33

Top 5 sectors

as of 08/31/08 (%)

Information Technology	17.3
Financials	14.6
Energy	14.3
Health Care	12.3
Industrials	11.2

Top 10 holdings

as of 08/31/08 (%)

Exxon Mobil Corp.	2.0
JPMorgan Chase & Co.	1.7
General Electric Co.	1.5
Hewlett-Packard Co.	1.5
Cisco Systems, Inc.	1.5
Microsoft Corp.	1.4
Apple, Inc.	1.4
Coca-Cola Co.	1.3
ConocoPhillips	1.2
Freeport McMoRan Copper & Gold, Inc.	1.2

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Portfolio Managers' Report (continued) – Columbia Strategic Investor Fund

Holdings discussed in this report

as of 08/31/08 (%)

Continental Resources, Inc.	0.2
Southwestern Energy Co.	0.5
Masimo Corp.	0.4
Express Scripts, Inc.	0.3
Illumina, Inc.	0.3
Monsanto Co.	0.4
Digital Realty Trust, Inc.	0.5
State Street Corp.	0.4
NIKE, Inc.	0.9
Exelon Corp.	0.8
Joy Global, Inc.	0.5

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Opportunities despite difficult economic environment

During the period, we have dealt with a U.S. economy that experienced declining consumer confidence, high energy prices, a weak housing sector and problems in the financial system. We believe that these issues will continue to weigh on the U.S. economy. While the investment environment is very difficult, it is presenting us with an opportunity to invest in high quality companies at attractive valuations in many sector. We also continue to hold a favorable long-term view of the energy sector. Finally, we plan to continue to evaluate compelling growth trends and valuations in overseas markets.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Fund Profile – Columbia Balanced Fund

Summary

■  For the 12-month period that ended August 31, 2008, the fund's class A shares returned negative 0.22% without sales charge.

■  The fund's return was higher than the average return of its peer group.

■  Strong stock selection in the equity portion of the fund helped offset laggards on the fixed-income side of the fund.

Portfolio Management

Columbia Balanced Fund is managed by a manager from Columbia's large-cap core team:

Guy W. Pope

and by managers from Columbia's bond team:

Leonard A. Aplet  Ronald B. Stahl  Kevin L. Cronk  Thomas A. LaPointe

Guy W. Pope has co-managed the fund since 1997 and has been associated with the advisor or its predecessors or affiliate organizations since 1993.

Leonard A. Aplet has co-managed the fund since October 1991 and has been associated with the advisor or its predecessors or affiliate organizations since 1987.

Ronald B. Stahl has co-managed the fund since March 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 1998.

Kevin L. Cronk has co-managed the fund since November 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 1999.

Thomas A. LaPointe has co-managed the fund since November 2006 and has been associated with the advisor or its predecessors or affiliate organizations since 1999.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–0.22%

Class A share (without sales charge)

–11.14%

S&P 500 Index[1]

+5.86%

Lehman Brothers U.S. Aggregate Bond Index[2]

Performance Information – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class Z	0.78

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Balanced Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	16,329	15,392
Class B	15,631	15,631
Class C	15,631	15,631
Class Z	16,618	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/91
Sales charge	without	with	without	with	without	with	without
1-year	–0.22	–5.95	–0.97	–5.82	–0.97	–1.94	0.07
5-year	6.73	5.47	5.93	5.61	5.93	5.93	7.01
10-year	5.03	4.41	4.57	4.57	4.57	4.57	5.21

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–9.63	–14.81	–10.29	–14.68	–10.33	–11.20	–9.41
5-year	5.41	4.17	4.61	4.27	4.61	4.61	5.67
10-year	3.99	3.37	3.53	3.53	3.53	3.53	4.17

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which Class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns have not been restated to reflect any differences in expenses such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns for the periods prior to the inception of Classes A, B, and C would have been lower.

Understanding Your Expenses – Columbia Balanced Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	997.49	1,020.41	4.72	4.77	0.94
Class B	1,000.00	1,000.00	993.62	1,016.64	8.47	8.57	1.69
Class C	1,000.00	1,000.00	993.62	1,016.64	8.47	8.57	1.69
Class Z	1,000.00	1,000.00	998.69	1,021.67	3.47	3.51	0.69

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Balanced Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	24.03
Class B	23.99
Class C	23.99
Class Z	24.02

Distributions declared per share

09/01/07 – 08/31/08 ($)

Class A	0.71
Class B	0.52
Class C	0.52
Class Z	0.77

For the 12-month period that ended August 31, 2008, Columbia Balanced Fund Class A shares returned negative 0.22% without sales charge. The S&P 500 Index returned negative 11.14%1 and the Lehman Brothers U.S. Aggregate Bond Index (the "Lehman Index") returned 5.86%.2 The fund's return was above the negative 7.58% average return of the Lipper Mixed-Asset Target Allocation Growth Funds Classification.3 The fund's managers were able to minimize losses within the equity portion of the portfolio at a time when stocks overall produced double-digit negative returns.

Strong stock selection in a challenging environment

The past 12 months were a difficult time for the financial markets. As economic growth faltered, corporate earnings and equity prices followed suit, notably in the financials sector. Against this backdrop, the fund's stock selection produced above-average results in many important market sectors. In financials, the fund emphasized Berkshire Hathaway, Inc. and State Street Corp., with a corresponding de-emphasis on companies whose fortunes are tied to extending credit. In the energy sector, the fund moved toward exploration and production companies, such as Apache Corp. and Devon Energy Corp. These companies attracted increased investor interest while oil prices advanced, and ended up outperforming most of the major integrated oil companies during the period. The fund's health care selections also boosted results, led by Covidien Ltd., which was added to the portfolio at attractive prices following its spinout from Tyco International Ltd. in the fall of 2007. Amgen, Inc. was another strong performer in this sector.

On the negative side, the fund's position in Northwest Airlines was a disappointment. We purchased the stock because we felt that the company's business prospects were improving and that the company may play a role in, and benefit from, the current trend toward industry consolidation. The relentless rise in energy prices, however, had a negative impact on the company. We eventually sold the stock in the first quarter of the year.

Fixed-income investments lagged as Treasuries topped other sectors

The fixed-income portion of the portfolio underperformed its benchmark because it had more exposure to non-Treasury sectors, which lagged in a risk-averse environment. Investors flocked to the safety of the Treasury markets, making it difficult for diversified bond funds to compete. In particular, the fund's position in commercial mortgage-backed securities hampered performance despite the sector's nominally high credit ratings. In general, securities tied to the weakening housing market came under pressure during the period.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment-grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Balanced Fund

A decision to overweight energy and electric utility bonds was more successful, as both sectors outperformed the broader corporate bond market. The other noteworthy sector allocation was an underweight in the insurance sector, which paid off as investors became concerned about the health of balance sheets throughout the financial sector.

In general, the fixed-income portion of the portfolio carried a slightly longer average duration than the Lehman index. This positioning produced incremental gains when interest rates came down across the entire maturity spectrum. Yields declined more on bonds in the two-year maturity range than on bonds with longer maturities. The fund's more bulleted maturity structure, emphasizing two-year securities, enabled it to capture nice gains from this sector of the market.

Looking ahead

The risk of inflation has caused the Federal Reserve Board to signal a pause to its campaign to lower short-term interest rates. At the same time, the overall economy may not be strong enough to sustain an increase in rates. As a result, we are neutral in our view of rates and we have positioned the portfolio accordingly. Despite the difficulties in the mortgage market over the past year, we are encouraged by the federal government's recent commitment to Fannie Mae and Freddie Mac. In the near term, we plan to take a defensive position vis-à-vis the corporate bond market, but we also recognize that the prevailing gap in yields between corporate bonds and Treasuries could benefit the fund's investments in that sector over a longer time horizon.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices generally drop, and vice versa.

Investments in high yield or "junk" bonds offer the potential for higher income than investments in investment-grade bonds, but they also have a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments.

Top 10 equity holdings

as of 08/31/08 (%)

Microsoft Corp.	2.4
ConocoPhillips	2.0
Hewlett-Packard Co.	1.8
Philip Morris International Inc.	1.8
Abbott Laboratories	1.7
Google Inc.	1.5
General Electric Co.	1.5
Tyco International Ltd.	1.5
JPMorgan Chase & Co.	1.4
AT&T Inc.	1.2

Portfolio composition

as of 08/31/08 (%)

Common Stock	58.9
Mortgage-Backed Securities	12.5
Corporate Fixed-Income Bonds & Notes	10.4
Government & Agency Obligations	4.6
Commercial Mortgage-Backed Securities	4.3
Collateralized Mortgage Obligations	4.1
Cash & Equivalents	3.3
Asset-Backed Securities	1.9

Holdings discussed in this report

as of 08/31/08 (%)

Berkshire Hathaway, Inc.	0.8
State Street Corp.	1.0
Apache Corp.	1.2
Devon Energy Corp.	1.2
Covidien Ltd.	1.2
Tyco International Ltd.	1.5
Amgen, Inc.	0.8

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Fund Profile – Columbia Oregon Intermediate Municipal Bond Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

+4.31%

Class A shares (without sales charge)

+6.11%

Lehman Brothers General Obligation Bond Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 05/31/08.

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned 4.31% without sales charge.

■  The fund underperformed its benchmark but outperformed the average fund in its peer group.

■  Pre-refunded bonds and state and local general obligation bonds contributed to the fund's positive return while exposure to non-rated issues, hospital bonds and zero-coupon holdings detracted from performance.

Portfolio Management

Brian McGreevy has managed the fund since December 2003 and has been with the advisor and its predecessors or affiliate organizations since 1994.

The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance Information – Columbia Oregon Intermediate Municipal Bond Fund

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Oregon Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The growth of $10,000 with sales charge for Class A is calculated with an initial sales charge of 4.75%. The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	15,075	14,355
Class B	14,434	14,434
Class C	14,680	14,680
Class Z	15,329	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		07/02/84
Sales charge	without	with	without	with	without	with	without
1-year	4.31	0.95	3.56	0.56	3.88	2.88	4.59
5-year	3.79	2.78	3.01	3.01	3.36	3.36	4.05
10-year	4.19	3.68	3.74	3.74	3.91	3.91	4.36

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–0.22	–3.48	–0.93	–3.81	–0.62	–1.59	0.05
5-year	2.49	1.50	1.73	1.73	2.08	2.08	2.76
10-year	3.72	3.22	3.26	3.26	3.44	3.44	3.89

The "with sales charge" returns include the maximum initial sales charge of 3.25% for Class A shares, the applicable contingent deferred sales charge of 3.00% in the first year, declining to 1.00% in the fourth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

The 5 & 10-year Class A average annual returns with sales charge as of 08/31/08 and 09/30/08 include the previous sales charge of 4.75%. The Class A 1-year average annual return with sales charge as of 08/31/08 and 09/30/08 include the new sales charge of 3.25%. This change was effective beginning August 22, 2005.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C shares include the returns of Class B shares prior to 10/13/03, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Class Z shares prior to the inception of Class B shares (11/01/02). Class Z share returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns shown for the periods prior to the inception of Classes A, B and C shares would have been lower.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.88
Class B	1.63
Class C	1.63
Class Z	0.63

Annual operating expense ratio

after contractual waivers (%)*

Class A	0.75
Class B	1.50
Class C	1.50
Class Z	0.50

* The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund's prospectus that is current as of the date of this report. The contractual waiver expires 12/31/08. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Understanding Your Expenses – Columbia Oregon Intermediate Municipal Bond Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,041.68	1,021.37	3.85	3.81	0.75
Class B	1,000.00	1,000.00	1,037.91	1,017.60	7.68	7.61	1.50
Class C	1,000.00	1,000.00	1,039.72	1,019.36	5.90	5.84	1.15
Class Z	1,000.00	1,000.00	1,043.08	1,022.62	2.57	2.54	0.50

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Oregon Intermediate Municipal Bond Fund

For the 12-month period that ended August 31, 2008, Columbia Oregon Intermediate Municipal Bond Fund Class A shares returned 4.31% without sales charge. This was less than the fund's benchmark, the Lehman Brothers General Obligation Bond Index1, which returned 6.11%. The fund's return was greater than the 4.05% average return of its peer group, the Lipper Other States Intermediate Municipal Debt Funds Classification2. As the credit crisis unfolded, investors drove yields down and prices up on shorter and intermediate-term issues, while bonds maturing in 15 years or later recorded declines.

Volatility kept markets on edge

The yield difference between lower and higher quality bonds tripled over the period, reflecting market dislocations triggered by the spreading subprime credit crisis and driving lower-quality bond prices down. In addition, municipal bonds underperformed Treasuries as investors sought more secure havens. At times, municipals offered tax-exempt yields exceeding the taxable yields on Treasuries of similar maturities.

Pre-refunded and general obligation bonds aided returns

The fund's higher yield as well as its large stake in the strong-performing pre-refunded sector helped the fund modestly outperform its peer group. Pre-refunded bonds are backed by escrowed funds that are sufficient to pay off the bonds at maturity. Better-quality local and state general obligation bonds (GOs), which made up more than 20% of the portfolio, also aided results as GOs were strong performers during the period. In fact, the fund could not keep up with its benchmark because it is composed exclusively of these bonds. Bonds maturing between 2010 and 2013 were the portfolio's best-performing maturity segment, while AA-rated uninsured issues led quality sectors. The AAA component lagged due to concerns surrounding bond insurers.

Insurer downgrades shifted portfolio balance

Rating downgrades of companies that insure municipal bonds led to severe market disruptions during the period. As a result, yields on insured bonds rose—and prices fell—reflecting a lack of confidence in insurance coverage. As insurers were downgraded, the fund's exposure to insured AAA-rated bonds declined from nearly 50% to 17% as the ratings of most insured bonds dropped to AA, reflecting the inherent quality of the bonds independent of insurance. At the end of the period, more than half the portfolio was rated AA. Even so, its quality was generally high overall. And as yields fell sharply on short-term assets, we reallocated into A- and BBB-rated bonds at the longer end of the intermediate range because battered prices in that segment appeared to offer good opportunity.

1The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	12.07
Class B	12.07
Class C	12.07
Class Z	12.07

Distribution declared per share

09/01/07 – 08/31/08 ($)

Class A	0.46
Class B	0.37
Class C	0.41
Class Z	0.49

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

Portfolio Managers' Report (continued) – Columbia Oregon Intermediate Municipal Bond Fund

Maturity breakdown

as of 08/31/08 (%)

0-1 year	2.0
1-3 years	19.1
3-5 years	16.0
5-7 years	10.3
7-10 years	16.5
10-15 years	19.4
15-20 years	11.4
20-25 years	2.9
25+ years	0.7
Net Cash & Equivalents	1.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Taxable-equivalent SEC yields

as of 08/31/08 (%)
Class A	4.92
Class B	3.97
Class C	4.53
Class Z	5.56

Taxable-equivalent SEC yields are based on the combined maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

Top 5 sectors

as of 08/31/08 (%)

Refunded/Escrowed	24.1
Local General Obligations	23.6
Hospitals	7.4
Special Property Tax	6.7
State Appropriated	5.8

Portfolio quality

as of 08/31/08 (%)

AAA	17.1
AA	56.3
A	7.9
BBB	5.7
Non Rated	11.3
Net Cash & Equivalents	1.7

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

30-day SEC yields

as of 08/31/08 (%)

Class A	2.91
Class B	2.35
Class C	2.68
Class Z	3.29

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

In an atmosphere of extreme investor caution, non-rated issues were among the weakest performers for the fund even though, in our opinion, approximately half of the fund's non-rated holdings are of investment grade quality. Bonds may be unrated because issuers forego the ratings process, or because the issues themselves are too small. Hospital bonds also detracted from performance as the market was forced to absorb additional supply because issuers had to refinance their auction rate securities when this market collapsed. The added volume widened the yield difference between Treasuries and hospital bonds amid meager demand. The portfolio's longer-term zero-coupon holdings also detracted from return.

Economic diversity aids Oregon's outlook

The nationwide housing downturn has been felt in Oregon's wood-processing industry. However, conditions are more stable at the state's high-tech firms, as well as at metal companies and food manufacturers. We believe that any slowdown should be mild, thanks to Oregon's diverse economy, solid international business profile and low energy costs stemming from the use of hydroelectric power.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the AMT. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks, due to limited geographical diversification.

Fund Profile – Columbia Conservative High Yield Fund

Summary

■  For the 12-month period that ended August 31, 2008, the fund's Class A shares returned 0.07% without sales charge.

■  The fund underperformed its benchmark but outperformed its peer group classification average.

■  The fund was less conservatively positioned than its benchmark but more conservatively positioned than its peer group in a highly risk-averse environment.

Portfolio Management

Thomas A. LaPointe, CFA, has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1999.

Kevin L. Cronk, CFA has co-managed the fund since September 2005 and has been with the advisor or its predecessors or affiliate organizations since 1999.

The JPMorgan Developed BB High Yield Index is an index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

+0.07%

Class A shares (without sales charge)

+2.84%

JPMorgan Developed BB High Yield Index

Morningstar Style Box

The Morningstar Style Box reveals a fund's investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of quarter-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. Information shown is as of 05/31/08.

Performance Information – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.03
Class B	1.78
Class C	1.78
Class Z	0.78

* The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Conservative High Yield Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The JPMorgan Developed BB High Yield Index is an index that is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	15,702	14,961
Class B	15,015	15,015
Class C	15,115	15,115
Class Z	15,939	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	11/01/02		11/01/02		10/13/03		10/01/93
Sales charge	without	with	without	with	without	with	without
1-year	0.07	–4.63	–0.67	–5.36	–0.52	–1.46	0.32
5-year	4.19	3.19	3.42	3.10	3.56	3.56	4.45
10-year	4.62	4.11	4.15	4.15	4.22	4.22	4.77

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–7.50	–11.86	–8.18	–12.51	–8.05	–8.91	–7.26
5-year	2.61	1.62	1.85	1.54	1.99	1.99	2.86
10-year	3.86	3.35	3.39	3.39	3.46	3.46	4.02

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would have been lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A and Class B share performance information includes returns of the fund's Class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C shares include the returns of Class B shares prior to 10/13/03, the date on which Class C shares were initially offered by the fund. The returns shown for Class C shares also include the returns of Class Z shares prior to the inception of Class B shares (11/01/02). Class Z share returns have not been restated to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z shares and the newer class shares. If differences in expenses had been reflected, the returns shown for the periods prior to the inception of Classes A, B and C shares would have been lower.

Understanding Your Expenses – Columbia Conservative High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■   For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,006.49	1,019.76	5.40	5.43	1.07
Class B	1,000.00	1,000.00	1,002.71	1,015.99	9.16	9.22	1.82
Class C	1,000.00	1,000.00	1,003.52	1,016.74	8.41	8.47	1.67
Class Z	1,000.00	1,000.00	1,007.79	1,021.01	4.14	4.17	0.82

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the distributor not waived fees or reimbursed a portion of Class C expenses, Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Conservative High Yield Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 08/31/08 ($)

Class A	7.61
Class B	7.61
Class C	7.61
Class Z	7.61

Distributions declared per share

09/01/07 – 08/31/08 ($)

Class A	0.52
Class B	0.46
Class C	0.47
Class Z	0.54

Portfolio Manager's Report

For the 12-month period that ended August 31, 2008, Columbia Conservative High Yield Fund Class A shares returned 0.07% without sales charge. The fund's return was lower than the 2.84% return of the JPMorgan Developed BB High Yield Index1 and higher than the negative 2.17% average return of its peer group, the Lipper High Current Yield Funds Classification.2 The performance differential was the result of the fund's positioning relative to risk: we believe it was more conservatively positioned than its peer group but less conservatively positioned than its benchmark during a period when market sentiment was highly risk-averse.

Focus on quality aided performance

The fund concentrates on the higher quality segments of the high-yield market, and this positioning was extremely helpful during the period. Turmoil in the mortgage markets created an environment in which fixed-income investors made near-term safety a much greater priority than long-term potential. As a result, Treasury securities were the best-performing asset class within the fixed-income markets; and, more generally, lower credit quality translated into weaker near-term performance. The high-yield market was rendered especially vulnerable as the economy slowed and corporate earnings came under pressure.

Holdings across a variety of sectors benefited performance

Specific holdings that benefited the fund's performance during the period included Teekay Shipping Corp.; power generating companies, such as Intergen NV and Mirant North America LLC; and forest-products company Domtar and packaging/containers companies Owens-Illinois and Crown Holdings. The fund's holdings in hospital company HCA, Inc. and mining company Freeport-McMoRan Copper & Gold were also helpful to overall performance, because the industries they represent were somewhat insulated from the fortunes of the national economy.

Economically sensitive holdings detracted from performance

Holdings that detracted from performance included a range of more economically sensitive companies, notably printer Quebecor World, Inc. and telephone directory companies R.H. Donnelley Corp. and Idearc, Inc. A position in Sprint was hurt by poor operating performance and, ultimately, a ratings downgrade, while GMAC (General Motors Acceptance Corporation) came under pressure as mortgage and auto financing became more difficult. We sold Quebecor World and Sprint before the end of the period. More generally, the fund was underweight in BB-rated bonds relative to its benchmark. This hurt relative performance because BB bonds represent the best credit quality available in the high-yield markets.

1The JPMorgan Developed BB High Yield Index is designed to mirror the investable universe of the US dollar developed, BB-rated, high yield corporate debt market. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio Managers' Report (continued) – Columbia Conservative High Yield Fund

Looking ahead

We believe that the financial markets will continue to be volatile in the year ahead. As the economy struggles, we would not be surprised to see an increase in the corporate default rate, representing a significant challenge for the high-yield marketplace. We intend to maintain the fund's focus on conservative, higher quality issues, a stance that we believe should continue to benefit our shareholders. We will continue to seek out companies with strong underlying assets that generate solid free cash flow. We believe such companies are well-positioned to survive near-term economic weakness and offer upside potential when market conditions improve.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this fund may differ from that presented for other Columbia Funds.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

The term "conservative" in the Columbia Conservative High Yield Fund's name, and as used in the discussion above, is intended to describe the fund's credit approach relative to other high yield funds; the fund invests primarily in bonds rated Ba or B by Moody's Investors Service, Inc. or BB or B by Standard & Poor's. These lower rated bonds, commonly referred to as "junk" bonds, are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. Also, changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Maturity breakdown

as of 08/31/08 (%)

1-3 years	6.2
3-5 years	9.2
5-7 years	34.0
7-10 years	36.3
10-15 years	2.0
15-20 years	2.5
20-30 years	2.3
30 years and over	1.0
Repurchase Agreement	4.8
Other	1.7

Portfolio quality

as of 08/31/08 (%)

AAA	4.8
BBB	2.4
BB	48.5
B	40.7
CCC	1.0
Not Rated	0.9
Other	1.7

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

Holdings discussed in this report

as of 08/31/08 (%)

Teekay Shipping Corp.	1.1
Intergen NV	1.3
Mirant North America LLC	1.1
Owens-Illinois, Inc.	0.8
Domtar Corp.	0.7
Crown Holdings	0.8
HCA, Inc.	2.9
Freeport-McMoRan Copper & Gold	1.8
R.H. Donnelley Corp.	0.5
Idearc, Inc.	0.3
General Motors Acceptance Corp.	0.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia International Stock Fund

August 31, 2008

Common Stocks – 98.7%
	Shares	Value ($)
Consumer Discretionary – 7.5%
Automobiles – 1.4%
Dongfeng Motor Group Co., Ltd., Class H	12,854,000	5,429,254
Honda Motor Co., Ltd.	115,300	3,753,632
Toyota Motor Corp.	82,700	3,706,928
Automobiles Total		12,889,814
Distributors – 0.7%
Inchcape PLC	1,265,837	5,949,220
Distributors Total		5,949,220
Hotels, Restaurants & Leisure – 1.2%
Kangwon Land, Inc.	212,870	3,739,109
Paddy Power PLC	292,570	6,829,744
Hotels, Restaurants & Leisure Total		10,568,853
Household Durables – 2.3%
JM AB	460,700	5,538,180
Matsushita Electric Industrial Co., Ltd.	556,000	11,435,707
Sony Corp.	82,400	3,155,129
Household Durables Total		20,129,016
Leisure Equipment & Products – 0.4%
Nikon Corp.	115,000	3,736,029
Leisure Equipment & Products Total		3,736,029
Media – 1.5%
Vivendi	343,880	13,299,358
Media Total		13,299,358
Consumer Discretionary Total		66,572,290
Consumer Staples – 7.7%
Beverages – 1.4%
Fomento Economico Mexicano SAB de CV, ADR (a)	160,516	7,130,121
Heineken NV	105,932	4,972,242
Beverages Total		12,102,363
Food & Staples Retailing – 1.2%
Seven & I Holdings Co., Ltd.	362,700	10,556,124
Food & Staples Retailing Total		10,556,124
Food Products – 2.8%
China Milk Products Group Ltd.	8,354,000	4,005,834
Nestle SA, Registered Shares	218,847	9,644,086
Toyo Suisan Kaisha Ltd.	185,000	4,600,029
Unilever PLC	259,684	6,978,763
Food Products Total		25,228,712

	Shares	Value ($)
Household Products – 0.5%
Unicharm Corp.	64,300	4,788,938
Household Products Total		4,788,938
Personal Products – 0.7%
Shiseido Co., Ltd.	249,000	5,831,240
Personal Products Total		5,831,240
Tobacco – 1.1%
British American Tobacco PLC	167,550	5,673,550
Japan Tobacco, Inc.	849	4,040,555
Tobacco Total		9,714,105
Consumer Staples Total		68,221,482
Energy – 9.6%
Energy Equipment & Services – 1.7%
Noble Corp.	96,508	4,853,387
Technip SA	99,609	8,179,644
Wellstream Holdings PLC	91,245	2,076,230
Energy Equipment & Services Total		15,109,261
Oil, Gas & Consumable Fuels – 7.9%
BP PLC	576,621	5,544,723
BP PLC, ADR	135,965	7,835,663
Centennial Coal Co., Ltd.	1,133,094	5,514,600
PetroChina Co., Ltd., Class H	6,422,000	8,290,136
PT Bumi Resources Tbk	5,403,500	3,209,500
Royal Dutch Shell PLC, Class B	243,786	8,393,963
StatoilHydro ASA	295,850	9,092,364
Total SA	214,086	15,391,171
Yanzhou Coal Mining Co., Ltd., Class H	4,058,000	7,038,441
Oil, Gas & Consumable Fuels Total		70,310,561
Energy Total		85,419,822
Financials – 24.2%
Capital Markets – 2.6%
Credit Suisse Group AG, Registered Shares	122,793	5,708,355
Deutsche Bank AG, Registered Shares	104,461	8,931,261
Goldman Sachs Group, Inc. (a)	21,082	3,456,815
State Street Corp.	73,791	4,993,437
Capital Markets Total		23,089,868
Commercial Banks – 12.8%
Australia & New Zealand Banking Group Ltd.	271,315	3,821,733
Banco Bilbao Vizcaya Argentaria SA	762,502	12,879,945

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Banco Santander SA	1,044,104	17,759,853
Barclays PLC	1,142,549	7,358,390
BNP Paribas	109,926	9,920,363
DBS Group Holdings Ltd.	514,000	6,505,623
HBOS PLC	992,879	5,718,199
HSBC Holdings PLC	726,276	11,441,259
Industrial & Commercial Bank of China, Class H	5,244,000	3,601,813
Lloyds TSB Group PLC	881,004	4,880,874
Mizuho Financial Group, Inc.	1,937	8,163,812
Swedbank AB, Class A	328,400	5,795,804
Uniao de Bancos Brasileiros SA, GDR	32,268	3,857,962
United Overseas Bank Ltd.	240,900	3,213,760
Westpac Banking Corp.	231,515	4,623,427
Yamaguchi Financial Group, Inc.	342,000	3,928,800
Commercial Banks Total		113,471,617
Consumer Finance – 0.4%
ORIX Corp.	30,870	3,795,734
Consumer Finance Total		3,795,734
Diversified Financial Services – 1.7%
Fortis	241,237	3,357,059
ING Groep NV	382,796	11,990,464
Diversified Financial Services Total		15,347,523
Insurance – 4.5%
Aviva PLC	552,658	5,163,358
Axis Capital Holdings Ltd.	243,446	8,138,400
Baloise Holding AG, Registered Shares	109,014	9,322,058
Brit Insurance Holdings PLC	1,922,072	6,787,453
Swiss Reinsurance, Registered Shares	166,420	10,273,763
Insurance Total		39,685,032
Real Estate Management & Development – 2.2%
Emaar Properties PJSC	2,258,762	5,799,030
Hongkong Land Holdings Ltd.	2,058,000	7,359,457
Swire Pacific Ltd., Class A	681,300	6,799,215
Real Estate Management & Development Total		19,957,702
Financials Total		215,347,476
Health Care – 9.2%
Biotechnology – 0.4%
Amgen, Inc. (b)	55,171	3,467,497
Biotechnology Total		3,467,497

	Shares	Value ($)
Pharmaceuticals – 8.8%
Astellas Pharma, Inc.	130,200	5,863,969
AstraZeneca PLC	306,337	14,921,595
Biovail Corp.	592,192	6,336,454
Daiichi Sankyo Co., Ltd.	200,200	6,047,833
Merck & Co., Inc.	100,047	3,568,677
Novartis AG, Registered Shares	298,779	16,674,447
Roche Holding AG	103,975	17,527,284
Takeda Pharmaceutical Co., Ltd.	134,000	6,987,518
Pharmaceuticals Total		77,927,777
Health Care Total		81,395,274
Industrials – 13.1%
Aerospace & Defense – 0.5%
MTU Aero Engines Holding AG	132,718	4,633,727
Aerospace & Defense Total		4,633,727
Commercial Services & Supplies – 0.7%
Randstad Holding NV	191,163	5,868,022
Commercial Services & Supplies Total		5,868,022
Construction & Engineering – 1.0%
Outotec Oyj	188,129	8,560,301
Construction & Engineering Total		8,560,301
Electrical Equipment – 3.8%
ABB Ltd., Registered Shares (b)	528,383	12,949,910
Gamesa Corp. Tecnologica SA	125,705	5,955,001
Harbin Power Equipment Co., Ltd., Class H	3,282,000	4,059,284
Mitsubishi Electric Corp.	708,000	6,034,902
Vestas Wind Systems A/S (b)	36,061	4,896,327
Electrical Equipment Total		33,895,424
Industrial Conglomerates – 1.0%
Keppel Corp. Ltd.	1,270,000	8,840,642
Industrial Conglomerates Total		8,840,642
Machinery – 4.0%
Georg Fischer AG, Registered Shares (b)	12,598	4,789,726
Gildemeister AG	131,154	3,176,672
Glory Ltd.	359,000	7,712,684
Hino Motors Ltd.	39,000	189,899
Komatsu Ltd.	352,300	7,394,632
SKF AB, Class B	454,800	6,889,290
Volvo AB, Class B	482,650	5,476,271
Machinery Total		35,629,174

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Marine – 0.5%
U-Ming Marine Transport Corp.	1,609,000	4,239,146
Marine Total		4,239,146
Road & Rail – 0.3%
Central Japan Railway Co.	257	2,679,180
Road & Rail Total		2,679,180
Trading Companies & Distributors – 1.3%
ITOCHU Corp.	750,000	6,035,838
Mitsubishi Corp.	203,800	5,643,865
Trading Companies & Distributors Total		11,679,703
Industrials Total		116,025,319
Information Technology – 5.9%
Communications Equipment – 1.6%
Nokia Oyj	582,555	14,656,894
Communications Equipment Total		14,656,894
Electronic Equipment & Instruments – 0.7%
FUJIFILM Holdings Corp.	233,300	6,417,116
Electronic Equipment & Instruments Total		6,417,116
IT Services – 0.4%
Computershare Ltd.	443,813	3,423,612
IT Services Total		3,423,612
Office Electronics – 1.4%
Canon, Inc.	272,600	12,197,821
Office Electronics Total		12,197,821
Semiconductors & Semiconductor Equipment – 0.4%
Verigy Ltd. (a)(b)	197,733	3,652,129
Semiconductors & Semiconductor Equipment Total		3,652,129
Software – 1.4%
Nintendo Co., Ltd.	25,600	12,099,686
Software Total		12,099,686
Information Technology Total		52,447,258
Materials – 10.8%
Chemicals – 3.2%
BASF SE	228,349	13,163,557
Linde AG	84,387	10,631,775
Potash Corp. of Saskatchewan	26,100	4,541,567
Chemicals Total		28,336,899
Construction Materials – 0.9%
Ciments Francais SA	61,737	8,509,249
Construction Materials Total		8,509,249

	Shares	Value ($)
Metals & Mining – 6.7%
Anglo American PLC	144,151	7,677,778
BHP Billiton PLC	475,311	14,884,167
Freeport-McMoRan Copper & Gold, Inc.	25,424	2,270,872
Norsk Hydro ASA	454,500	4,840,089
Rio Tinto PLC	70,998	6,755,636
Salzgitter AG	53,921	8,305,210
SSAB Svenskt Stal AB, Series A	159,800	3,898,509
Xstrata PLC	51,388	2,863,955
Yamato Kogyo Co., Ltd.	213,500	7,733,214
Metals & Mining Total		59,229,430
Materials Total		96,075,578
Telecommunication Services – 6.7%
Diversified Telecommunication Services – 4.8%
Bezeq Israeli Telecommunication Corp., Ltd.	5,120,349	9,147,716
France Telecom SA	240,853	7,109,973
Nippon Telegraph & Telephone Corp.	1,791	8,793,015
Telefonica O2 Czech Republic AS	284,796	8,762,995
Telekomunikacja Polska SA	891,628	8,945,000
Diversified Telecommunication Services Total		42,758,699
Wireless Telecommunication Services – 1.9%
China Mobile Ltd.	587,300	6,677,083
Mobile TeleSystems OJSC, ADR	77,059	5,240,012
Vodafone Group PLC	2,051,767	5,255,388
Wireless Telecommunication Services Total		17,172,483
Telecommunication Services Total		59,931,182
Utilities – 4.0%
Electric Utilities – 3.0%
E.ON AG	329,607	19,258,598
Iberdrola SA	601,972	7,254,906
Electric Utilities Total		26,513,504
Multi Utilities – 1.0%
United Utilities Group PLC	713,768	9,290,815
Multi Utilities Total		9,290,815
Utilities Total		35,804,319
Total Common Stocks (cost of $879,084,941)		877,240,000

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2008

Preferred Stocks – 0.7%
	Shares	Value ($)
Consumer Staples – 0.3%
Food Products – 0.3%
Sadia SA	427,000	2,821,344
Food Products Total		2,821,344
Consumer Staples Total		2,821,344
Utilities – 0.4%
Electric Utilities – 0.4%
Cia Energetica de Minas Gerais	175,100	3,780,226
Electric Utilities Total		3,780,226
Utilities Total		3,780,226
Total Preferred Stocks (cost of $7,410,109)		6,601,570
Investment Company – 0.4%
iShares MSCI Brazil Index Fund	43,957	3,226,004
Total Investment Company (cost of $3,392,008)		3,226,004
Purchased Call Option – 0.1%
	Units
CBOE SPX Volatility Index
Strike Price: $25.00
Expires: 10/18/08	476,600	786,390
Total Purchased Call Option (cost of $835,283)		786,390
Short-Term Obligation – 0.4%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08 at 1.930%, collateralized by a U.S. Treasury Obligation maturing 04/15/09, market value $3,637,563 (repurchase proceeds $3,566,765)	3,566,000	3,566,000
Total Short-Term Obligation (cost of $3,566,000)		3,566,000
Total Investments – 100.3% (cost of $894,288,341) (c)		891,419,964
Other Assets & Liabilities, Net – (0.3)%		(2,417,029)
Net Assets – 100.0%		889,002,935

Notes to Investment Portfolio:

(a)  Security pledged as collateral for written option contracts.

(b)  Non-income producing security.

(c)  Cost for federal income tax purposes is $900,611,211.

At August 31, 2008, the Fund had the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Fomento Economico Mexicano	$50	535	09/20/08	$62,594	$2,675
Goldman Sachs Group, Inc.	190	126	09/20/08	13,986	4,032
Verigy Ltd.	25	1,977	09/20/08	77,103	9,885
Total written call options (proceeds $153,683)					$16,592

For the year ended August 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2007	1,340	$63,381
Options written	8,363	683,102
Options terminated in closing
purchase transactions	(950)	(68,222)
Options exercised	(63)	(20,916)
Options expired	(6,052)	(503,662)
Options outstanding at August 31, 2008	2,638	$153,683

The Fund is invested in the following countries at August 31, 2008:

Country (Unaudited)	Value	% of Total Investments
Japan	$173,323,829	19.4
United Kingdom	145,450,979	16.3
Switzerland	86,889,629	9.8
Germany	68,100,800	7.6
France	62,409,758	7.0
United States*	45,686,938	5.1
Spain	43,849,705	4.9
China	32,424,761	3.6
Sweden	27,598,054	3.1
Finland	23,217,195	2.6
Netherlands	22,830,728	2.6
Singapore	22,212,154	2.5
Australia	17,383,372	2.0
Norway	13,932,453	1.6
Hong Kong	13,476,298	1.5
Canada	10,878,021	1.2
Brazil	10,459,532	1.2
Israel	9,147,716	1.0
Poland	8,945,000	1.0
Czech Republic	8,762,994	1.0
Mexico	7,130,121	0.8
Ireland	6,829,744	0.8
United Arab Emirates	5,799,030	0.6
Russia	5,240,012	0.6
Denmark	4,896,327	0.5
Taiwan	4,239,146	0.5
Korea	3,739,109	0.4
Belgium	3,357,059	0.4
Indonesia	3,209,500	0.4
	$891,419,964	100.0

* Includes short-term obligation and investment company.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See Accompanying Notes to Financial Statements.

Columbia International Stock Fund

August 31, 2008

Forward foreign currency exchange contracts outstanding on August 31, 2008 are:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
AUD	$42,822,190	$46,163,808	09/17/08	$(3,341,618)
AUD	1,798,647	1,831,021	09/17/08	(32,374)
AUD	3,539,024	3,574,081	09/17/08	(35,057)
CAD	1,819,095	1,887,511	09/17/08	(68,416)
CHF	3,103,758	3,318,120	09/17/08	(214,362)
CHF	2,715,902	2,882,678	09/17/08	(166,776)
DKK	4,401,617	4,424,427	09/17/08	(22,810)
EUR	98,383,088	103,042,481	09/17/08	(4,659,393)
EUR	2,880,213	3,069,644	09/17/08	(189,431)
GBP	40,768,692	43,251,184	09/17/08	(2,482,492)
JPY	14,247,432	14,413,818	09/17/08	(166,386)
NOK	5,629,465	6,002,748	09/17/08	(373,283)
NOK	1,833,470	1,918,032	09/17/08	(84,562)
NOK	1,799,779	1,889,447	09/17/08	(89,668)
SGD	908,118	948,587	09/17/08	(40,469)
SGD	5,274,995	5,299,075	09/17/08	(24,080)
				$(11,991,177)
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$7,304,271	$8,119,280	09/17/08	$815,009
CAD	10,972,008	11,349,956	09/17/08	377,948
CHF	31,197,449	32,860,696	09/17/08	1,663,247
CZK	11,592,633	12,443,421	09/17/08	850,788
DKK	4,920,230	5,148,892	09/17/08	228,662
EUR	4,498,408	4,792,949	09/17/08	294,541
EUR	10,581,301	10,457,696	09/17/08	(123,605)
EUR	5,282,589	5,305,881	09/17/08	23,292
GBP	2,838,315	3,059,849	09/17/08	221,534
IDR	3,234,346	3,109,815	09/17/08	(124,531)
ILS	14,750,280	15,439,078	09/17/08	688,798
KRW	4,926,518	5,171,396	09/17/08	244,878
NOK	11,917,094	12,305,104	09/17/08	388,010
PLN	5,016,911	5,152,829	09/17/08	135,918
PLN	2,802,314	2,994,364	09/17/08	192,050
RUB	3,522,493	3,526,899	09/17/08	4,406
SEK	1,952,392	2,061,849	09/17/08	109,457
SEK	3,555,744	3,774,038	09/17/08	218,294
SEK	1,777,871	1,824,002	09/17/08	46,131
SGD	15,050,331	15,492,476	09/17/08	442,145
TWD	8,955,312	9,307,857	09/17/08	352,545
				$7,049,517

Acronym	Name
ADR	American Depositary Receipt

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	Pound Sterling

IDR	Indonesian Rupiah

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Mid Cap Growth Fund

August 31, 2008

Common Stocks – 98.4%
	Shares	Value ($)
Consumer Discretionary – 17.4%
Auto Components – 0.5%
WABCO Holdings, Inc.	153,373	6,717,737
Auto Components Total		6,717,737
Diversified Consumer Services – 2.4%
Apollo Group, Inc., Class A (a)	140,860	8,969,965
DeVry, Inc.	219,130	11,302,725
ITT Educational Services, Inc. (a)	105,810	9,407,567
New Oriental Education & Technology Group, ADR (a)	62,730	4,648,293
Diversified Consumer Services Total		34,328,550
Hotels, Restaurants & Leisure – 4.5%
Ctrip.com International Ltd., ADR	160,564	8,073,158
Darden Restaurants, Inc.	279,880	8,197,685
Penn National Gaming, Inc. (a)	216,030	7,306,135
Royal Caribbean Cruises Ltd.	213,330	5,798,309
Starbucks Corp. (a)	594,070	9,243,729
Starwood Hotels & Resorts Worldwide, Inc.	149,130	5,405,963
WMS Industries, Inc. (a)	223,910	7,523,376
Yum! Brands, Inc.	344,160	12,279,629
Hotels, Restaurants & Leisure Total		63,827,984
Internet & Catalog Retail – 0.6%
Priceline.com, Inc. (a)	82,840	7,702,463
Internet & Catalog Retail Total		7,702,463
Media – 2.0%
Central European Media Enterprises Ltd., Class A (a)	77,060	6,003,745
Liberty Media Corp., Class A (a)	511,640	14,218,475
McGraw-Hill Companies, Inc.	181,170	7,761,323
Media Total		27,983,543
Multiline Retail – 1.0%
Kohl's Corp. (a)	158,680	7,802,296
Nordstrom, Inc.	217,970	6,778,867
Multiline Retail Total		14,581,163
Specialty Retail – 4.6%
Advance Auto Parts, Inc.	155,440	6,690,138
GameStop Corp., Class A (a)	188,240	8,258,089
Guess ?, Inc.	167,940	6,259,124
Ross Stores, Inc.	190,480	7,659,201
Sherwin-Williams Co.	120,960	7,082,208
Tiffany & Co.	161,360	7,127,271

	Shares	Value ($)
TJX Companies, Inc.	292,840	10,612,521
Urban Outfitters, Inc. (a)	328,550	11,702,951
Specialty Retail Total		65,391,503
Textiles, Apparel & Luxury Goods – 1.8%
Deckers Outdoor Corp. (a)	85,250	9,692,073
Phillips-Van Heusen Corp.	240,690	9,160,661
Polo Ralph Lauren Corp.	77,610	5,889,047
Textiles, Apparel & Luxury Goods Total		24,741,781
Consumer Discretionary Total		245,274,724
Consumer Staples – 4.1%
Beverages – 0.5%
Central European Distribution Corp. (a)	110,570	6,378,783
Beverages Total		6,378,783
Food & Staples Retailing – 1.2%
BJ's Wholesale Club, Inc. (a)	185,430	7,051,903
Kroger Co.	344,350	9,510,947
Food & Staples Retailing Total		16,562,850
Food Products – 0.5%
H.J. Heinz Co.	132,150	6,649,788
Food Products Total		6,649,788
Household Products – 0.4%
Clorox Co.	101,730	6,012,243
Household Products Total		6,012,243
Personal Products – 0.9%
Avon Products, Inc.	292,980	12,548,333
Personal Products Total		12,548,333
Tobacco – 0.6%
Lorillard, Inc.	120,420	8,699,141
Tobacco Total		8,699,141
Consumer Staples Total		56,851,138
Energy – 12.1%
Energy Equipment & Services – 4.4%
Cameron International Corp. (a)	231,450	10,783,256
Core Laboratories N.V.	55,110	6,841,356
Diamond Offshore Drilling, Inc.	137,420	15,103,832
FMC Technologies, Inc. (a)	107,890	5,778,588
IHS, Inc., Class A (a)	105,590	6,774,655
National-Oilwell Varco, Inc. (a)	87,740	6,469,070
Noble Corp.	218,570	10,991,885
Energy Equipment & Services Total		62,742,642

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Oil, Gas & Consumable Fuels – 7.7%
Alpha Natural Resources, Inc. (a)	73,430	7,276,913
Concho Resources, Inc. (a)	232,489	7,595,416
CONSOL Energy, Inc.	179,810	12,174,935
Continental Resources, Inc. (a)	276,837	13,888,912
Denbury Resources, Inc. (a)	689,540	17,162,651
Frontier Oil Corp.	307,520	5,956,662
Peabody Energy Corp.	111,830	7,039,698
PetroHawk Energy Corp. (a)	328,280	11,361,771
Range Resources Corp.	122,910	5,705,482
Southwestern Energy Co. (a)	368,448	14,137,350
Ultra Petroleum Corp. (a)	83,200	5,670,080
Oil, Gas & Consumable Fuels Total		107,969,870
Energy Total		170,712,512
Financials – 5.8%
Capital Markets – 3.7%
Invesco Ltd.	388,500	9,957,255
Janus Capital Group, Inc.	242,900	6,551,013
Northern Trust Corp.	105,590	8,488,380
T. Rowe Price Group, Inc.	205,810	12,216,882
Waddell & Reed Financial, Inc., Class A	448,530	14,442,666
Capital Markets Total		51,656,196
Diversified Financial Services – 0.9%
CME Group, Inc.	23,396	7,846,550
IntercontinentalExchange, Inc. (a)	63,430	5,583,743
Diversified Financial Services Total		13,430,293
Real Estate Investment Trusts (REITs) – 1.2%
Macerich Co.	91,310	5,654,828
Plum Creek Timber Co., Inc.	126,630	6,283,381
ProLogis	111,080	4,783,105
Real Estate Investment Trusts (REITs) Total		16,721,314
Financials Total		81,807,803
Health Care – 13.0%
Biotechnology – 1.7%
Alexion Pharmaceuticals, Inc. (a)	181,940	8,201,855
Celgene Corp. (a)	149,890	10,387,377
Onyx Pharmaceuticals, Inc. (a)	135,850	5,552,190
Biotechnology Total		24,141,422

	Shares	Value ($)
Health Care Equipment & Supplies – 2.3%
Hologic, Inc. (a)	506,292	10,743,516
Intuitive Surgical, Inc. (a)	35,701	10,541,434
Varian Medical Systems, Inc. (a)	172,150	10,872,994
Health Care Equipment & Supplies Total		32,157,944
Health Care Providers & Services – 3.5%
Express Scripts, Inc. (a)	198,420	14,566,012
Laboratory Corp. of America Holdings (a)	199,520	14,594,888
McKesson Corp.	137,620	7,951,684
Medco Health Solutions, Inc. (a)	145,980	6,839,163
Pediatrix Medical Group, Inc. (a)	91,910	5,234,274
Health Care Providers & Services Total		49,186,021
Life Sciences Tools & Services – 4.4%
Charles River Laboratories International, Inc. (a)	220,370	14,458,476
Covance, Inc. (a)	149,780	14,130,245
Illumina, Inc. (a)	66,311	5,711,366
Pharmaceutical Product Development, Inc.	269,520	10,996,416
Thermo Fisher Scientific, Inc. (a)	132,380	8,016,933
Waters Corp. (a)	123,540	8,431,605
Life Sciences Tools & Services Total		61,745,041
Pharmaceuticals – 1.1%
Allergan, Inc.	181,960	10,166,105
Perrigo Co.	174,760	6,114,853
Pharmaceuticals Total		16,280,958
Health Care Total		183,511,386
Industrials – 16.4%
Aerospace & Defense – 1.9%
Goodrich Corp.	215,810	11,060,262
Precision Castparts Corp.	155,783	16,086,153
Aerospace & Defense Total		27,146,415
Air Freight & Logistics – 0.5%
C.H. Robinson Worldwide, Inc.	143,690	7,487,686
Air Freight & Logistics Total		7,487,686
Commercial Services & Supplies – 2.4%
Dun & Bradstreet Corp.	62,870	5,782,154
FTI Consulting, Inc. (a)	51,787	3,801,166
Manpower, Inc.	120,100	5,772,006
Robert Half International, Inc.	214,480	5,490,688
Stericycle, Inc. (a)	214,270	12,706,211
Commercial Services & Supplies Total		33,552,225

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Construction & Engineering – 0.7%
Foster Wheeler Ltd. (a)	187,260	9,304,949
Construction & Engineering Total		9,304,949
Electrical Equipment – 3.5%
AMETEK, Inc.	180,850	8,778,459
First Solar, Inc. (a)	35,200	9,738,080
General Cable Corp. (a)	250,010	12,305,492
Roper Industries, Inc.	159,650	9,432,122
SunPower Corp., Class A (a)	91,300	8,906,315
Electrical Equipment Total		49,160,468
Industrial Conglomerates – 2.0%
McDermott International, Inc. (a)	534,460	18,561,796
Textron, Inc.	223,610	9,190,371
Industrial Conglomerates Total		27,752,167
Machinery – 4.3%
Bucyrus International, Inc.	120,720	8,432,292
Cummins, Inc.	254,850	16,606,026
Flowserve Corp.	83,170	10,988,421
Joy Global, Inc.	178,118	12,653,503
Manitowoc Co., Inc.	195,780	4,929,740
Parker Hannifin Corp.	117,460	7,525,662
Machinery Total		61,135,644
Marine – 0.4%
DryShips, Inc.	81,500	5,985,360
Marine Total		5,985,360
Road & Rail – 0.7%
Landstar System, Inc.	197,980	9,704,979
Road & Rail Total		9,704,979
Industrials Total		231,229,893
Information Technology – 17.5%
Communications Equipment – 2.2%
CommScope, Inc. (a)	122,700	6,008,619
Harris Corp.	238,930	12,510,375
Juniper Networks, Inc. (a)	270,190	6,943,883
Research In Motion Ltd. (a)	45,840	5,574,144
Communications Equipment Total		31,037,021
Computers & Peripherals – 0.6%
Seagate Technology	558,850	8,332,454
Computers & Peripherals Total		8,332,454

	Shares	Value ($)
Electronic Equipment & Instruments – 1.2%
Amphenol Corp., Class A	148,620	7,062,422
Avnet, Inc. (a)	215,900	6,336,665
Tyco Electronics Ltd.	140,900	4,637,019
Electronic Equipment & Instruments Total		18,036,106
Internet Software & Services – 1.5%
Equinix, Inc. (a)	160,130	12,890,465
VeriSign, Inc. (a)	249,870	7,988,344
Internet Software & Services Total		20,878,809
IT Services – 4.0%
Alliance Data Systems Corp. (a)	187,890	12,070,054
Cognizant Technology Solutions Corp., Class A (a)	343,860	10,081,975
Fiserv, Inc. (a)	149,440	7,749,958
Global Payments, Inc.	136,150	6,563,791
Mastercard, Inc., Class A	31,220	7,572,411
Paychex, Inc.	195,120	6,649,690
Total System Services, Inc.	272,830	5,434,774
IT Services Total		56,122,653
Semiconductors & Semiconductor Equipment – 3.7%
ASML Holding N.V., N.Y. Registered Shares	369,070	8,728,506
Broadcom Corp., Class A (a)	485,990	11,692,919
Lam Research Corp. (a)	144,420	5,308,879
Linear Technology Corp.	179,560	5,860,838
Marvell Technology Group Ltd. (a)	550,810	7,771,929
Microchip Technology, Inc.	219,310	7,020,113
NVIDIA Corp. (a)	459,240	5,804,794
Semiconductors & Semiconductor Equipment Total		52,187,978
Software – 4.3%
Activision Blizzard, Inc. (a)	265,650	8,718,633
Autodesk, Inc. (a)	254,189	9,031,335
Citrix Systems, Inc. (a)	199,894	6,050,791
FactSet Research Systems, Inc.	124,680	7,818,683
McAfee, Inc. (a)	176,330	6,975,615
Salesforce.com, Inc. (a)	236,690	13,259,374
UBISOFT Entertainment (a)	90,130	8,440,056
Software Total		60,294,487
Information Technology Total		246,889,508
Materials – 6.9%
Chemicals – 4.4%
Agrium, Inc.	98,840	8,332,212
Ecolab, Inc.	152,150	6,959,341

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Intrepid Potash, Inc. (a)	121,018	5,731,412
Monsanto Co.	110,010	12,568,643
Potash Corp. of Saskatchewan, Inc.	125,260	21,745,136
Wacker Chemie AG	31,450	5,790,211
Chemicals Total		61,126,955
Metals & Mining – 2.5%
Agnico-Eagle Mines Ltd. (b)	119,750	6,854,490
AK Steel Holding Corp.	96,020	5,051,612
Cleveland-Cliffs, Inc.	112,180	11,354,860
Freeport-McMoRan Copper & Gold, Inc.	76,979	6,875,764
Nucor Corp.	105,530	5,540,325
Metals & Mining Total		35,677,051
Materials Total		96,804,006
Telecommunication Services – 2.6%
Wireless Telecommunication Services – 2.6%
American Tower Corp., Class A (a)	399,687	16,519,064
Crown Castle International Corp. (a)	317,520	11,875,248
NII Holdings, Inc. (a)	150,330	7,895,331
Wireless Telecommunication Services Total		36,289,643
Telecommunication Services Total		36,289,643
Utilities – 2.6%
Electric Utilities – 1.3%
ITC Holdings Corp.	129,949	7,278,442
PPL Corp.	267,500	11,708,475
Electric Utilities Total		18,986,917
Gas Utilities – 0.8%
Questar Corp.	206,270	10,703,350
Gas Utilities Total		10,703,350
Independent Power Producers & Energy Traders – 0.5%
NRG Energy, Inc. (a)	183,620	6,911,458
Independent Power Producers & Energy Traders Total		6,911,458
Utilities Total		36,601,725
Total Common Stocks (cost of $1,211,107,243)		1,385,972,338

Purchased Put Option – 0.0%
	Units	Value ($)
Agnico Eagle Mines Ltd.
Strike Price: $55.00
Expire: 09/20/08	119,700	215,460
Total Purchased Put Option (cost of $302,889)		215,460
Short-Term Obligation – 1.0%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08 at 1.930%, collateralized by a U.S. Treasury Obligation maturing 05/15/09, market value $14,059,481 (repurchase proceeds $13,782,955)	13,780,000	13,780,000
Total Short-Term Obligation (cost of $13,780,000)		13,780,000
Total Investments – 99.4% (cost of $1,225,190,132) (c)		1,399,967,798
Other Assets & Liabilities, Net – 0.6%		8,196,706
Net Assets – 100.0%		1,408,164,504

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security pledged as collateral for written option contracts.

(c)  Cost for federal income tax purposes is $1,234,003,985.

At August 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	17.5
Consumer Discretionary	17.4
Industrials	16.4
Health Care	13.0
Energy	12.1
Materials	6.9
Financials	5.8
Consumer Staples	4.1
Utilities	2.6
Telecommunication Services	2.6
	98.4
Purchased Put Option	0.0	*
Short-Term Obligation	1.0
Other Assets & Liabilities, Net	0.6
	100.0

* Rounds to less than 0.1%

See Accompanying Notes to Financial Statements.

Columbia Mid Cap Growth Fund

August 31, 2008

At August 31, 2008, the Fund had the following written call option contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Agnico Eagle Mines Ltd.	$70	1,197	10/18/08	$128,030	$107,730
Total written call options (proceeds $128,030)

For the year ended August 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2007	–	$–
Options written	5,160	1,516,266
Options terminated in closing purchase transactions	(3,963)	(1,388,236)
Options exercised	–	–
Options expired	–	–
Options outstanding at August 31, 2008	1,197	$128,030

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Growth Fund I

August 31, 2008

Common Stocks – 95.5%
	Shares	Value ($)
Consumer Discretionary – 12.6%
Auto Components – 0.5%
WABCO Holdings, Inc.	44,377	1,943,712
Auto Components Total		1,943,712
Distributors – 0.5%
LKQ Corp. (a)	114,500	2,144,585
Distributors Total		2,144,585
Diversified Consumer Services – 2.5%
Capella Education Co. (a)	59,241	2,944,870
Coinstar, Inc. (a)	82,800	2,725,776
DeVry, Inc.	62,800	3,239,224
New Oriental Education & Technology Group, ADR (a)	18,100	1,341,210
Diversified Consumer Services Total		10,251,080
Hotels, Restaurants & Leisure – 1.7%
Ctrip.com International Ltd., ADR	46,874	2,356,825
Panera Bread Co., Class A (a)	39,000	2,095,860
WMS Industries, Inc. (a)	70,600	2,372,160
Hotels, Restaurants & Leisure Total		6,824,845
Household Durables – 0.5%
Tupperware Brands Corp.	56,400	2,014,608
Household Durables Total		2,014,608
Internet & Catalog Retail – 0.4%
Priceline.com, Inc. (a)	19,800	1,841,004
Internet & Catalog Retail Total		1,841,004
Leisure Equipment & Products – 0.6%
Polaris Industries, Inc.	55,200	2,488,968
Leisure Equipment & Products Total		2,488,968
Media – 1.6%
Central European Media Enterprises Ltd., Class A (a)	22,000	1,714,020
Marvel Entertainment, Inc. (a)	76,000	2,574,120
Morningstar, Inc. (a)	35,800	2,338,098
Media Total		6,626,238
Specialty Retail – 1.6%
Aeropostale, Inc. (a)	66,300	2,311,218
Children's Place Retail Stores, Inc. (a)	40,000	1,678,000
Gymboree Corp. (a)	61,900	2,429,575
Specialty Retail Total		6,418,793
Textiles, Apparel & Luxury Goods – 2.7%
Deckers Outdoor Corp. (a)	39,200	4,456,648
True Religion Apparel, Inc. (a)	159,500	4,330,425

	Shares	Value ($)
Warnaco Group, Inc. (a)	47,300	2,439,261
Textiles, Apparel & Luxury Goods Total		11,226,334
Total Consumer Discretionary		51,780,167
Consumer Staples – 2.2%
Beverages – 0.7%
Central European Distribution Corp. (a)	53,800	3,103,722
Beverages Total		3,103,722
Food & Staples Retailing – 0.5%
BJ's Wholesale Club, Inc. (a)	53,200	2,023,196
Food & Staples Retailing Total		2,023,196
Food Products – 0.6%
Green Mountain Coffee Roasters, Inc. (a)	66,700	2,433,883
Food Products Total		2,433,883
Personal Products – 0.4%
Chattem, Inc. (a)	23,100	1,619,772
Personal Products Total		1,619,772
Consumer Staples Total		9,180,573
Energy – 11.7%
Energy Equipment & Services – 3.3%
Atwood Oceanics, Inc. (a)	127,300	5,176,018
Core Laboratories N.V.	27,300	3,389,022
IHS, Inc., Class A (a)	26,800	1,719,488
Tesco Corp. (a)	99,400	3,376,618
Energy Equipment & Services Total		13,661,146
Oil, Gas & Consumable Fuels – 8.4%
Arena Resources, Inc. (a)	102,885	4,595,873
Berry Petroleum Co., Class A	60,200	2,505,524
BPZ Resources, Inc. (a)	124,400	2,450,680
Carrizo Oil & Gas, Inc. (a)	65,200	3,236,528
Concho Resources, Inc. (a)	138,524	4,525,579
EXCO Resources, Inc. (a)	119,500	3,164,360
Foundation Coal Holdings, Inc.	40,700	2,407,405
Holly Corp.	50,200	1,606,400
Parallel Petroleum Corp. (a)	197,569	2,615,814
Penn Virginia Corp.	33,300	2,203,794
PetroHawk Energy Corp. (a)	79,300	2,744,573
Ship Finance International Ltd.	79,900	2,223,617
Oil, Gas & Consumable Fuels Total		34,280,147
Energy Total		47,941,293

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Financials – 3.6%
Capital Markets – 1.4%
Waddell & Reed Financial, Inc., Class A	174,100	5,606,020
Capital Markets Total		5,606,020
Consumer Finance – 0.4%
Cash America International, Inc.	42,300	1,750,797
Consumer Finance Total		1,750,797
Real Estate Investment Trusts (REITs) – 1.8%
Alexandria Real Estate Equities, Inc.	23,800	2,563,498
Home Properties, Inc.	47,800	2,521,450
Washington Real Estate Investment Trust	59,600	2,106,860
Total Real Estate Investment Trusts (REITs)		7,191,808
Financials Total		14,548,625
Health Care – 21.7%
Biotechnology – 6.6%
Alexion Pharmaceuticals, Inc. (a)	116,300	5,242,804
BioMarin Pharmaceuticals, Inc. (a)	77,800	2,344,892
Celera Corp. (a)	112,800	1,579,200
Cepheid, Inc. (a)	61,300	1,140,180
Myriad Genetics, Inc. (a)	31,400	2,141,480
Onyx Pharmaceuticals, Inc. (a)	90,400	3,694,648
OSI Pharmaceuticals, Inc. (a)	96,100	4,853,050
Savient Pharmaceuticals, Inc. (a)	81,790	1,859,087
United Therapeutics Corp. (a)	40,300	4,277,039
Biotechnology Total		27,132,380
Health Care Equipment & Supplies – 6.3%
Align Technology, Inc. (a)	77,900	1,015,816
Haemonetics Corp. (a)	42,700	2,678,144
Hologic, Inc. (a)	264,474	5,612,138
Immucor, Inc. (a)	57,100	1,839,191
Masimo Corp. (a)	58,770	2,349,037
Natus Medical, Inc. (a)	104,212	2,563,615
NuVasive, Inc. (a)	101,400	4,832,724
Spectranetics Corp. (a)	255,300	2,052,612
Thoratec Corp. (a)	97,100	2,586,744
Health Care Equipment & Supplies Total		25,530,021
Health Care Providers & Services – 3.6%
CardioNet, Inc. (a)	87,352	2,664,236
Genoptix, Inc. (a)	49,000	1,715,000
HealthExtras, Inc. (a)	76,336	2,488,554
IPC The Hospitalist Co., Inc. (a)	76,905	1,964,923

	Shares	Value ($)
Pediatrix Medical Group, Inc. (a)	17,600	1,002,320
Psychiatric Solutions, Inc. (a)	130,654	4,932,188
Health Care Providers & Services Total		14,767,221
Health Care Technology – 0.5%
Phase Forward, Inc. (a)	108,274	2,091,853
Health Care Technology Total		2,091,853
Life Sciences Tools & Services – 3.9%
ICON PLC, ADR (a)	292,956	11,932,098
Illumina, Inc. (a)	44,800	3,858,624
Life Sciences Tools & Services Total		15,790,722
Pharmaceuticals – 0.8%
Cypress Bioscience, Inc. (a)	137,000	939,820
Perrigo Co.	68,600	2,400,314
Pharmaceuticals Total		3,340,134
Health Care Total		88,652,331
Industrials – 15.0%
Aerospace & Defense – 0.8%
Hexcel Corp. (a)	158,400	3,291,552
Aerospace & Defense Total		3,291,552
Air Freight & Logistics – 0.5%
HUB Group, Inc., Class A (a)	50,754	2,027,115
Air Freight & Logistics Total		2,027,115
Commercial Services & Supplies – 3.6%
CoStar Group, Inc. (a)	41,200	2,175,772
FTI Consulting, Inc. (a)	14,890	1,092,926
Geo Group, Inc. (a)	90,900	2,011,617
Huron Consulting Group, Inc. (a)	27,653	1,783,065
Ritchie Bros Auctioneers, Inc.	126,700	3,352,482
Waste Connections, Inc. (a)	120,250	4,366,278
Commercial Services & Supplies Total		14,782,140
Construction & Engineering – 0.6%
EMCOR Group, Inc. (a)	72,600	2,473,482
Construction & Engineering Total		2,473,482
Electrical Equipment – 3.2%
Acuity Brands, Inc.	70,900	3,084,859
Energy Conversion Devices, Inc. (a)	34,200	2,570,814
General Cable Corp. (a)	72,300	3,558,606
GrafTech International Ltd. (a)	177,300	3,602,736
Electrical Equipment Total		12,817,015
Machinery – 4.2%
Actuant Corp., Class A	62,200	1,962,410
Barnes Group, Inc.	100,300	2,419,236

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Bucyrus International, Inc.	82,500	5,762,625
Kaydon Corp.	32,600	1,816,798
Key Technology, Inc. (a)	66,178	1,890,044
RBC Bearings, Inc. (a)	86,275	3,445,823
Machinery Total		17,296,936
Marine – 0.5%
Excel Maritime Carriers Ltd.	53,800	1,920,122
Marine Total		1,920,122
Road & Rail – 1.2%
Genesee & Wyoming, Inc., Class A (a)	71,600	3,079,516
Landstar System, Inc.	38,600	1,892,172
Road & Rail Total		4,971,688
Transportation Infrastructure – 0.4%
Aegean Marine Petroleum Network, Inc.	55,900	1,736,813
Transportation Infrastructure Total		1,736,813
Industrials Total		61,316,863
Information Technology – 20.9%
Communications Equipment – 0.7%
Neutral Tandem, Inc. (a)	137,193	2,812,456
Communications Equipment Total		2,812,456
Electronic Equipment & Instruments – 1.5%
DTS, Inc. (a)	108,400	3,487,228
Itron, Inc. (a)	23,800	2,465,204
Electronic Equipment & Instruments Total		5,952,432
Internet Software & Services – 4.1%
Ariba, Inc. (a)	172,700	2,543,871
Equinix, Inc. (a)	46,657	3,755,889
Omniture, Inc. (a)	261,967	4,668,252
VistaPrint Ltd. (a)	65,000	2,160,600
Vocus, Inc. (a)	108,594	3,871,376
Internet Software & Services Total		16,999,988
IT Services – 0.9%
VeriFone Holdings, Inc. (a)	82,100	1,655,136
Wright Express Corp. (a)	74,500	2,216,375
IT Services Total		3,871,511
Semiconductors & Semiconductor Equipment – 6.2%
Atheros Communications, Inc. (a)	115,159	3,755,335
Entegris, Inc. (a)	271,200	1,670,592
FEI Co. (a)	81,700	2,212,436

	Shares	Value ($)
Hittite Microwave Corp. (a)	70,601	2,498,569
Microsemi Corp. (a)	106,500	2,928,750
Monolithic Power Systems, Inc. (a)	113,500	2,765,995
Netlogic Microsystems, Inc. (a)	82,700	2,872,171
Power Integrations, Inc. (a)	108,400	3,190,212
Trina Solar Ltd., ADR (a)	56,300	1,841,010
Verigy Ltd. (a)	89,810	1,658,791
Semiconductors & Semiconductor Equipment Total		25,393,861
Software – 7.5%
Advent Software, Inc. (a)	17,000	786,250
ArcSight, Inc. (a)	203,700	1,979,964
Blackboard, Inc. (a)	98,500	3,936,060
Concur Technologies, Inc. (a)	63,643	2,797,110
FactSet Research Systems, Inc.	29,900	1,875,029
Informatica Corp. (a)	105,300	1,776,411
Jack Henry & Associates, Inc.	60,500	1,211,815
Magma Design Automation, Inc. (a)	234,100	1,189,228
Micros Systems, Inc. (a)	49,200	1,516,344
Net 1 UEPS Technologies, Inc. (a)	109,000	2,923,380
Netscout Systems, Inc. (a)	166,400	2,479,360
Nuance Communications, Inc. (a)	154,100	2,434,780
Solera Holdings, Inc. (a)	112,098	3,455,981
Ultimate Software Group, Inc. (a)	80,900	2,268,436
Software Total		30,630,148
Information Technology Total		85,660,396
Materials – 6.2%
Chemicals – 3.3%
CF Industries Holdings, Inc.	29,200	4,450,080
Intrepid Potash, Inc. (a)	101,600	4,811,776
Terra Industries, Inc.	87,500	4,396,875
Chemicals Total		13,658,731
Containers & Packaging – 0.7%
Silgan Holdings, Inc.	55,000	2,878,700
Containers & Packaging Total		2,878,700
Metals & Mining – 2.2%
Cleveland-Cliffs, Inc.	34,600	3,502,212
Pan American Silver Corp. (a)	95,600	2,541,048
Steel Dynamics, Inc.	118,600	2,944,838
Metals & Mining Total		8,988,098
Materials Total		25,525,529

See Accompanying Notes to Financial Statements.

Columbia Small Cap Growth Fund I

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Telecommunication Services – 1.1%
Wireless Telecommunication Services – 1.1%
SBA Communications Corp., Class A (a)	132,307	4,621,484
Wireless Telecommunication Services Total		4,621,484
Telecommunication Services Total		4,621,484
Utilities – 0.5%
Electric Utilities – 0.5%
ITC Holdings Corp.	36,400	2,038,764
Electric Utilities Total		2,038,764
Utilities Total		2,038,764
Total Common Stocks (cost of $345,984,774)		391,266,025
Short-Term Obligation – 6.3%
	Par ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08 at 1.930%, collateralized by a U.S. Treasury Obligation maturing 05/15/09, market value of $26,202,469 (repurchase proceeds $25,690,508)	25,685,000	25,685,000
Total Short-Term Obligation (cost of $25,685,000)		25,685,000
Total Investments – 101.8% (cost of $371,669,774) (b)		416,951,025
Other Assets & Liabilities, Net – (1.8)%		(7,427,721)
Net Assets – 100.0%		409,523,304

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $374,573,539.

For the year ended August 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2007	–	$–
Options written	1,511	431,171
Options terminated in closing
purchase transactions	(911)	(327,748)
Options exercised	–	–
Options expired	(600)	(103,423)
Options outstanding at August 31, 2008	–	$–

At August 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Health Care	21.7
Information Technology	20.9
Industrials	15.0
Consumer Discretionary	12.6
Energy	11.7
Materials	6.2
Financials	3.6
Consumer Staples	2.2
Telecommunication Services	1.1
Utilities	0.5
95.5
Short-Term Obligation	6.3
Other Assets & Liabilities, Net	(1.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Real Estate Equity Fund

August 31, 2008

Common Stocks – 92.3%
	Shares	Value ($)
Financials – 92.3%
Real Estate Investment Trusts (REITs) – 92.3%
Alexandria Real Estate Equities, Inc.	149,403	16,092,197
BioMed Realty Trust, Inc.	188,400	5,045,352
Boardwalk Real Estate Investment Trust	180,678	6,636,318
Boston Properties, Inc.	77,699	7,961,816
Brandywine Realty Trust	352,500	6,133,500
Corporate Office Properties Trust	343,764	13,441,172
Digital Realty Trust, Inc.	312,584	14,338,228
EastGroup Properties, Inc.	66,700	2,965,482
Entertainment Properties Trust	257,643	13,982,286
Equity Residential Property Trust	120,700	5,093,540
Essex Property Trust, Inc.	111,622	13,098,842
Extra Space Storage, Inc.	58,100	915,075
General Growth Properties, Inc.	146,700	3,803,931
HCP, Inc.	240,400	8,707,288
Kimco Realty Corp.	599,047	22,248,606
LaSalle Hotel Properties	314,044	8,187,127
Mack-Cali Realty Corp.	179,500	7,255,390
Mid-America Apartment Communities, Inc.	172,442	8,649,691
National Retail Properties, Inc.	367,248	8,332,857
Plum Creek Timber Co., Inc.	373,470	18,531,581
Potlatch Corp.	107,267	5,008,296
ProLogis	124,208	5,348,396
Public Storage, Inc.	85,300	7,533,696
Regency Centers Corp.	181,900	11,272,343
Simon Property Group, Inc.	387,412	36,757,651
Sun Communities, Inc.	344,389	6,650,152
Ventas, Inc.	363,780	16,522,888
Vornado Realty Trust	132,216	13,150,203
Real Estate Investment Trusts (REITs) Total		293,663,904
Financials Total		293,663,904
Total Common Stocks (cost of $233,207,561)		293,663,904
Investment Company – 4.0%
iShares Dow Jones U.S. Real Estate Index Fund	202,882	12,868,805
Total Investment Company (cost of $13,398,798)		12,868,805

Short-Term Obligation – 3.7%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08 at 1.930%, collateralized by a U.S. Treasury Obligation maturing 05/15/09, market value of $11,919,656 (repurchase proceeds $11,684,505)	11,682,000	11,682,000
Total Short-Term Obligation (cost of $11,682,000)		11,682,000
Total Investments – 100.0% (cost of $258,288,359) (a)		318,214,709
Other Assets & Liabilities, Net – 0.0%		(15,336)
Net Assets – 100.0%		318,199,373

Notes to Investment Portfolio:

(a)  Cost for federal income tax purposes is $258,939,597.

At August 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Financials	92.3
Investment Company	4.0
Short-Term Obligation	3.7
Other Assets & Liabilities, Net	0.0	*
	100.0

* Rounds to less than 0.1%.

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Technology Fund

August 31, 2008

Common Stocks – 97.0%
	Shares	Value ($)
Consumer Discretionary – 2.8%
Hotels, Restaurants & Leisure – 1.0%
Ctrip.com International Ltd., ADR	83,208	4,183,698
Hotels, Restaurants & Leisure Total		4,183,698
Internet & Catalog Retail – 1.8%
Amazon.com, Inc. (a)	49,610	4,008,984
Priceline.com, Inc. (a)	34,790	3,234,774
Internet & Catalog Retail Total		7,243,758
Consumer Discretionary Total		11,427,456
Energy – 1.1%
Energy Equipment & Services – 1.1%
FMC Technologies, Inc. (a)	79,080	4,235,525
Energy Equipment & Services Total		4,235,525
Energy Total		4,235,525
Health Care – 4.5%
Biotechnology – 1.0%
BioMarin Pharmaceuticals, Inc. (a)	81,350	2,451,889
Celgene Corp. (a)	21,410	1,483,713
Biotechnology Total		3,935,602
Health Care Equipment & Supplies – 1.5%
Intuitive Surgical, Inc. (a)	8,460	2,497,984
Natus Medical, Inc. (a)	68,919	1,695,408
Varian Medical Systems, Inc. (a)	29,530	1,865,115
Health Care Equipment & Supplies Total		6,058,507
Health Care Providers & Services – 0.8%
CardioNet, Inc. (a)	35,284	1,076,162
Laboratory Corp. of America Holdings (a)	26,100	1,909,215
Health Care Providers & Services Total		2,985,377
Life Sciences Tools & Services – 1.2%
Illumina, Inc. (a)	41,910	3,609,708
Pharmaceutical Product Development, Inc.	33,350	1,360,680
Life Sciences Tools & Services Total		4,970,388
Health Care Total		17,949,874
Industrials – 3.8%
Commercial Services & Supplies – 0.3%
FTI Consulting, Inc. (a)	19,511	1,432,107
Commercial Services & Supplies Total		1,432,107

	Shares	Value ($)
Electrical Equipment – 3.5%
First Solar, Inc. (a)	28,940	8,006,251
General Cable Corp. (a)	37,170	1,829,507
SunPower Corp., Class A (a)	42,430	4,139,047
Electrical Equipment Total		13,974,805
Industrials Total		15,406,912
Information Technology – 75.4%
Communications Equipment – 14.2%
Harris Corp.	145,630	7,625,187
Juniper Networks, Inc. (a)	129,630	3,331,491
Neutral Tandem, Inc. (a)	16,960	347,680
Nokia Corp., ADR	599,530	15,090,170
QUALCOMM, Inc.	246,910	12,999,811
Research In Motion Ltd. (a)	144,460	17,566,336
Communications Equipment Total		56,960,675
Computers & Peripherals – 9.0%
Apple, Inc. (a)	54,960	9,317,369
EMC Corp. (a)	259,040	3,958,131
Hewlett-Packard Co.	201,450	9,452,034
International Business Machines Corp.	41,990	5,111,443
NetApp, Inc. (a)	57,590	1,467,393
Seagate Technology	328,650	4,900,172
Teradata Corp. (a)	84,530	2,076,902
Computers & Peripherals Total		36,283,444
Electronic Equipment & Instruments – 2.8%
Amphenol Corp., Class A	90,560	4,303,411
Avnet, Inc. (a)	157,310	4,617,049
DTS, Inc. (a)	38,440	1,236,615
PC Connection, Inc. (a)	121,716	923,824
Electronic Equipment & Instruments Total		11,080,899
Internet Software & Services – 7.5%
Equinix, Inc. (a)	76,210	6,134,905
Google, Inc., Class A (a)	5,970	2,765,841
Omniture, Inc. (a)	396,111	7,058,698
VeriSign, Inc. (a)	157,560	5,037,193
VistaPrint Ltd. (a)	68,650	2,281,926
Vocus, Inc. (a)	102,667	3,660,079
Yahoo!, Inc. (a)	162,640	3,151,963
Internet Software & Services Total		30,090,605
IT Services – 6.8%
Accenture Ltd., Class A	110,570	4,573,175
Affiliated Computer Services, Inc., Class A (a)	121,480	6,467,595

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Cognizant Technology Solutions Corp., Class A (a)	244,860	7,179,295
Fiserv, Inc. (a)	84,470	4,380,614
Satyam Computer Services Ltd., ADR	77,080	1,715,801
Total System Services, Inc.	152,570	3,039,195
IT Services Total		27,355,675
Semiconductors & Semiconductor Equipment – 14.8%
ASML Holding N.V., N.Y. Registered Shares	258,164	6,105,579
Atheros Communications, Inc. (a)	181,178	5,908,214
ATMI, Inc. (a)	54,820	1,337,060
Broadcom Corp., Class A (a)	290,010	6,977,640
FEI Co. (a)	124,580	3,373,626
Hittite Microwave Corp. (a)	99,360	3,516,350
Lam Research Corp. (a)	110,050	4,045,438
Linear Technology Corp.	31,290	1,021,306
Marvell Technology Group Ltd. (a)	370,300	5,224,933
Microchip Technology, Inc.	129,380	4,141,454
Microsemi Corp. (a)	78,740	2,165,350
Monolithic Power Systems, Inc. (a)	118,840	2,896,131
Netlogic Microsystems, Inc. (a)	78,720	2,733,946
NVIDIA Corp. (a)	219,320	2,772,205
Power Integrations, Inc. (a)	108,400	3,190,212
Trina Solar Ltd., ADR (a)	91,120	2,979,624
Varian Semiconductor Equipment Associates, Inc. (a)	28,812	930,628
Semiconductors & Semiconductor Equipment Total		59,319,696
Software – 20.3%
Activision Blizzard, Inc. (a)	79,560	2,611,159
Adobe Systems, Inc. (a)	132,440	5,672,405
Advent Software, Inc. (a)	17,760	821,400
Amdocs Ltd. (a)	107,650	3,249,954
Autodesk, Inc. (a)	124,480	4,422,774
Blackboard, Inc. (a)	91,240	3,645,950
CA, Inc.	177,500	4,244,025
Check Point Software Technologies Ltd. (a)	228,620	5,598,904
Citrix Systems, Inc. (a)	135,475	4,100,828
Concur Technologies, Inc. (a)	65,711	2,887,999
Magma Design Automation, Inc. (a)	325,700	1,654,556
McAfee, Inc. (a)	129,810	5,135,284
Microsoft Corp.	181,440	4,951,498
Net 1 UEPS Technologies, Inc. (a)	95,020	2,548,436
Nintendo Co., Ltd.	12,070	5,704,813
Nuance Communications, Inc. (a)	121,030	1,912,274
Oracle Corp. (a)	213,970	4,692,362
Salesforce.com, Inc. (a)	160,650	8,999,613
Solera Holdings, Inc. (a)	115,786	3,569,682

	Shares	Value ($)
UBISOFT Entertainment (a)	31,030	2,905,747
Ultimate Software Group, Inc. (a)	84,550	2,370,782
Software Total		81,700,445
Information Technology Total		302,791,439
Materials – 3.1%
Chemicals – 3.1%
Intrepid Potash, Inc. (a)	93,325	4,419,872
Monsanto Co.	41,830	4,779,077
Wacker Chemie AG	16,770	3,087,499
Chemicals Total		12,286,448
Materials Total		12,286,448
Telecommunication Services – 6.3%
Diversified Telecommunication Services – 1.0%
Fairpoint Communications, Inc.	456,800	4,042,680
Diversified Telecommunication Services Total		4,042,680
Wireless Telecommunication Services – 5.3%
American Tower Corp., Class A (a)	164,583	6,802,215
Crown Castle International Corp. (a)	178,070	6,659,818
NII Holdings, Inc. (a)	42,740	2,244,705
SBA Communications Corp., Class A (a)	154,220	5,386,905
Wireless Telecommunication Services Total		21,093,643
Telecommunication Services Total		25,136,323
Total Common Stocks (cost of $367,853,103)		389,233,977
	Par ($)
Short-Term Obligation – 6.0%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08, at 1.930%, collateralized by a U.S. Treasury Obligation maturing 05/15/09, market value $24,696,281 (repurchase proceeds $24,217,192)	24,212,000	24,212,000
Total Short-Term Obligation (cost of $24,212,000)		24,212,000
Total Investments – 103.0% (cost of $392,065,103) (b)		413,445,977
Other Assets & Liabilities, Net – (3.0)%		(12,103,150)
Net Assets – 100.0%		401,342,827

See Accompanying Notes to Financial Statements.

Columbia Technology Fund

August 31, 2008

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $397,804,438.

At August 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Information Technology	75.4
Telecommunication Services	6.3
Health Care	4.5
Industrials	3.8
Materals	3.1
Consumer Discretionary	2.8
Energy	1.1
97.0
Short-Term Obligation	6.0
Other Assets & Liabilities, Net	(3.0)
100.0

For the year ended August 31, 2008, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at August 31, 2007	–	$–
Options written	403	51,871
Options terminated in closing purchase transactions	–	–
Options exercised	(403)	(51,871)
Options expired	–	–
Options outstanding at August 31, 2008	–	$–

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Strategic Investor Fund

August 31, 2008

Common Stocks – 99.4%
	Shares	Value ($)
Consumer Discretionary – 9.6%
Auto Components – 0.4%
Nokian Renkaat Oyj	121,000	4,326,654
Auto Components Total		4,326,654
Hotels, Restaurants & Leisure – 0.7%
Las Vegas Sands Corp. (a)	58,300	2,764,003
Royal Caribbean Cruises Ltd.	98,900	2,688,102
Starbucks Corp. (a)	126,500	1,968,340
Hotels, Restaurants & Leisure Total		7,420,445
Household Durables – 0.9%
Cyrela Brazil Realty SA	295,500	3,714,598
Gafisa SA, ADR	56,800	1,629,024
Whirlpool Corp.	49,000	3,986,640
Household Durables Total		9,330,262
Internet & Catalog Retail – 0.2%
Amazon.com, Inc. (a)	28,200	2,278,842
Internet & Catalog Retail Total		2,278,842
Media – 1.2%
Comcast Corp., Class A	200,600	4,248,708
McGraw-Hill Companies, Inc.	83,600	3,581,424
News Corp., Class A	341,400	4,834,224
Media Total		12,664,356
Multiline Retail – 2.2%
Kohl's Corp. (a)	120,700	5,934,819
Macy's, Inc.	233,000	4,851,060
Stockmann Oyj Abp, Class B	118,600	3,346,400
Target Corp.	172,500	9,145,950
Multiline Retail Total		23,278,229
Specialty Retail – 1.6%
Best Buy Co., Inc.	120,800	5,408,216
Home Depot, Inc.	214,100	5,806,392
Stage Stores, Inc.	218,600	3,480,112
Urban Outfitters, Inc. (a)	69,000	2,457,780
Specialty Retail Total		17,152,500
Textiles, Apparel & Luxury Goods – 2.4%
Hanesbrands, Inc. (a)	183,900	4,384,176
LVMH Moet Hennessy Louis Vuitton SA	40,800	4,338,626
NIKE, Inc., Class B	153,100	9,279,391
Polo Ralph Lauren Corp.	91,700	6,958,196
Textiles, Apparel & Luxury Goods Total		24,960,389
Total Consumer Discretionary		101,411,677

	Shares	Value ($)
Consumer Staples – 9.4%
Beverages – 2.9%
Carlsberg A/S	54,500	4,834,201
Coca-Cola Co.	270,200	14,069,314
PepsiCo, Inc.	166,800	11,422,464
Beverages Total		30,325,979
Food & Staples Retailing – 2.3%
Kroger Co.	131,600	3,634,792
Sysco Corp.	84,500	2,689,635
United Natural Foods, Inc. (a)	137,500	2,642,750
Wal-Mart Stores, Inc.	194,900	11,512,743
Walgreen Co.	109,300	3,981,799
Food & Staples Retailing Total		24,461,719
Food Products – 1.4%
ConAgra Foods, Inc.	204,700	4,353,969
Nestle SA, Registered Shares	107,000	4,715,245
Pilgrim's Pride Corp.	123,300	1,583,172
Unilever N.V., N.Y. Registered Shares	142,200	3,924,720
Food Products Total		14,577,106
Household Products – 1.0%
Procter & Gamble Co.	153,500	10,709,695
Household Products Total		10,709,695
Personal Products – 0.7%
Avon Products, Inc.	175,400	7,512,382
Personal Products Total		7,512,382
Tobacco – 1.1%
Altria Group, Inc.	96,800	2,035,704
Universal Corp.	116,300	6,038,296
UST, Inc.	68,500	3,670,915
Tobacco Total		11,744,915
Consumer Staples Total		99,331,796
Energy – 14.3%
Energy Equipment & Services – 6.3%
Cameron International Corp. (a)	181,900	8,474,721
Core Laboratories N.V.	45,600	5,660,784
Diamond Offshore Drilling, Inc.	31,100	3,418,201
National-Oilwell Varco, Inc. (a)	87,800	6,473,494
Noble Corp.	86,700	4,360,143
Oceaneering International, Inc.	67,900	4,237,639
Schlumberger Ltd.	107,500	10,128,650
Tenaris SA, ADR	46,600	2,548,554
Transocean, Inc. (a)	65,499	8,331,473

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Weatherford International Ltd. (a)	209,600	8,086,368
Wellstream Holdings PLC	248,000	5,643,104
Energy Equipment & Services Total		67,363,131
Oil, Gas & Consumable Fuels – 8.0%
Apache Corp.	28,700	3,282,706
ConocoPhillips	158,700	13,094,337
Continental Resources, Inc. (a)	47,034	2,359,696
Devon Energy Corp.	75,600	7,714,980
Exxon Mobil Corp.	258,300	20,666,583
Hess Corp.	51,500	5,392,565
Marathon Oil Corp.	93,900	4,232,073
Occidental Petroleum Corp.	90,300	7,166,208
Peabody Energy Corp.	48,000	3,021,600
Petroleo Brasileiro SA, ADR	96,200	5,073,588
Southwestern Energy Co. (a)	141,500	5,429,355
XTO Energy, Inc.	136,050	6,858,280
Oil, Gas & Consumable Fuels Total		84,291,971
Energy Total		151,655,102
Financials – 14.6%
Capital Markets – 3.5%
Charles Schwab Corp.	200,900	4,819,591
Goldman Sachs Group, Inc.	61,600	10,100,552
Invesco Ltd.	249,600	6,397,248
Lazard Ltd., Class A	144,800	6,138,072
State Street Corp.	68,000	4,601,560
Waddell & Reed Financial, Inc., Class A	141,300	4,549,860
Capital Markets Total		36,606,883
Commercial Banks – 3.4%
Banco Bradesco SA, ADR	192,850	3,550,368
BB&T Corp.	226,000	6,780,000
First Horizon National Corp.	557,600	6,261,848
Glacier Bancorp, Inc.	140,400	2,993,328
Prosperity Bancshares, Inc.	143,100	4,574,907
Wells Fargo & Co.	391,400	11,847,678
Commercial Banks Total		36,008,129
Consumer Finance – 0.9%
American Express Co.	252,300	10,011,264
Consumer Finance Total		10,011,264
Diversified Financial Services – 2.1%
Citigroup, Inc.	221,700	4,210,083
JPMorgan Chase & Co.	467,800	18,005,622
Diversified Financial Services Total		22,215,705

	Shares	Value ($)
Insurance – 3.4%
ACE Ltd.	80,200	4,219,322
Allstate Corp.	133,700	6,033,881
Marsh & McLennan Companies, Inc.	169,300	5,405,749
Principal Financial Group, Inc.	110,700	5,068,953
Prudential Financial, Inc.	117,300	8,646,183
Unum Group	241,200	6,128,892
Insurance Total		35,502,980
Real Estate Investment Trusts (REITs) – 1.3%
Alexandria Real Estate Equities, Inc.	32,200	3,468,262
Digital Realty Trust, Inc.	123,100	5,646,597
SL Green Realty Corp.	55,500	4,773,000
Total Real Estate Investment Trusts (REITs)		13,887,859
Financials Total		154,232,820
Health Care – 12.3%
Biotechnology – 2.8%
Amgen, Inc. (a)	75,700	4,757,745
BioMarin Pharmaceuticals, Inc. (a)	77,200	2,326,808
Celgene Corp. (a)	85,107	5,897,915
Genentech, Inc. (a)	37,900	3,742,625
Gilead Sciences, Inc. (a)	184,900	9,740,532
Onyx Pharmaceuticals, Inc. (a)	69,500	2,840,465
Biotechnology Total		29,306,090
Health Care Equipment & Supplies – 2.1%
Baxter International, Inc.	149,700	10,143,672
Masimo Corp. (a)	104,730	4,186,058
Mindray Medical International Ltd., ADR	127,415	4,955,169
Varian Medical Systems, Inc. (a)	49,300	3,113,788
Health Care Equipment & Supplies Total		22,398,687
Health Care Providers & Services – 1.8%
Aetna, Inc.	110,000	4,745,400
Express Scripts, Inc. (a)	49,700	3,648,477
Humana, Inc. (a)	84,000	3,897,600
Laboratory Corp. of America Holdings (a)	28,900	2,114,035
McKesson Corp.	72,100	4,165,938
Health Care Providers & Services Total		18,571,450
Life Sciences Tools & Services – 3.2%
Charles River Laboratories International, Inc. (a)	58,800	3,857,868
Covance, Inc. (a)	68,200	6,433,988

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Illumina, Inc. (a)	35,083	3,021,699
Pharmaceutical Product Development, Inc.	132,200	5,393,760
Qiagen N.V. (a)	235,500	4,987,890
Thermo Fisher Scientific, Inc. (a)	75,900	4,596,504
Waters Corp. (a)	84,600	5,773,950
Life Sciences Tools & Services Total		34,065,659
Pharmaceuticals – 2.4%
Abbott Laboratories	198,700	11,411,341
Johnson & Johnson	134,070	9,442,550
Novartis AG, ADR	84,900	4,723,836
Pharmaceuticals Total		25,577,727
Health Care Total		129,919,613
Industrials – 11.2%
Aerospace & Defense – 2.1%
Boeing Co.	25,300	1,658,668
General Dynamics Corp.	63,600	5,870,280
Goodrich Corp.	84,300	4,320,375
Honeywell International, Inc.	75,800	3,802,886
United Technologies Corp.	105,300	6,906,627
Aerospace & Defense Total		22,558,836
Air Freight & Logistics – 0.3%
UTI Worldwide, Inc.	167,200	3,360,720
Air Freight & Logistics Total		3,360,720
Commercial Services & Supplies – 1.2%
Dun & Bradstreet Corp.	61,400	5,646,958
Republic Services, Inc.	127,000	4,174,490
Waste Connections, Inc. (a)	72,100	2,617,951
Commercial Services & Supplies Total		12,439,399
Construction & Engineering – 0.5%
Quanta Services, Inc. (a)	156,500	4,998,610
Construction & Engineering Total		4,998,610
Electrical Equipment – 0.3%
Suntech Power Holdings Co., Ltd., ADR (a)	63,900	3,055,059
Electrical Equipment Total		3,055,059
Industrial Conglomerates – 2.0%
General Electric Co.	581,000	16,326,100
McDermott International, Inc. (a)	149,800	5,202,554
Industrial Conglomerates Total		21,528,654

	Shares	Value ($)
Machinery – 2.0%
AGCO Corp. (a)	61,700	3,802,571
Deere & Co.	67,100	4,735,247
Joy Global, Inc.	79,200	5,626,368
Parker Hannifin Corp.	58,200	3,728,874
SPX Corp.	22,200	2,647,350
Machinery Total		20,540,410
Marine – 0.7%
A.P. Moller - Maersk A/S	280	3,131,092
D/S Norden	21,100	1,993,782
DryShips, Inc.	35,300	2,592,432
Marine Total		7,717,306
Road & Rail – 1.9%
Con-way, Inc.	48,100	2,361,710
Landstar System, Inc.	64,100	3,142,182
Norfolk Southern Corp.	59,700	4,389,741
Union Pacific Corp.	120,600	10,118,340
Road & Rail Total		20,011,973
Trading Companies & Distributors – 0.2%
W.W. Grainger, Inc.	23,100	2,079,693
Trading Companies & Distributors Total		2,079,693
Industrials Total		118,290,660
Information Technology – 17.3%
Communications Equipment – 3.4%
Cisco Systems, Inc. (a)	664,200	15,974,010
Nokia Oyj, ADR	194,600	4,898,082
QUALCOMM, Inc.	133,000	7,002,450
Research In Motion Ltd. (a)	27,400	3,331,840
Telefonaktiebolaget LM Ericsson, ADR	368,200	4,204,844
Communications Equipment Total		35,411,226
Computers & Peripherals – 4.4%
Apple, Inc. (a)	85,300	14,460,909
EMC Corp. (a)	250,600	3,829,168
Hewlett-Packard Co.	347,600	16,309,392
International Business Machines Corp.	93,162	11,340,610
Computers & Peripherals Total		45,940,079
Electronic Equipment & Instruments – 0.4%
Mettler-Toledo International, Inc. (a)	42,800	4,502,560
Electronic Equipment & Instruments Total		4,502,560

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Internet Software & Services – 1.9%
DealerTrack Holdings, Inc. (a)	119,900	2,209,757
Equinix, Inc. (a)	39,800	3,203,900
Google, Inc., Class A (a)	25,100	11,628,579
Omniture, Inc. (a)	195,100	3,476,682
Internet Software & Services Total		20,518,918
IT Services – 1.1%
Cognizant Technology Solutions Corp., Class A (a)	108,500	3,181,220
Paychex, Inc.	120,300	4,099,824
Redecard SA	233,800	4,163,935
IT Services Total		11,444,979
Semiconductors & Semiconductor Equipment – 2.0%
ASML Holding N.V., N.Y. Registered Shares	91,822	2,171,590
Intel Corp.	336,300	7,691,181
Intersil Corp., Class A	86,000	2,014,980
MEMC Electronic Materials, Inc. (a)	73,629	3,614,448
Texas Instruments, Inc.	230,900	5,659,359
Semiconductors & Semiconductor Equipment Total		21,151,558
Software – 4.1%
Advent Software, Inc. (a)	43,100	1,993,375
Amdocs Ltd. (a)	125,000	3,773,750
McAfee, Inc. (a)	69,900	2,765,244
Microsoft Corp.	538,700	14,701,123
Nintendo Co., Ltd.	6,410	3,029,648
Oracle Corp. (a)	398,200	8,732,526
SAP AG, ADR	78,200	4,385,456
UBISOFT Entertainment (a)	20,500	1,919,684
VMware, Inc., Class A (a)	63,200	2,509,040
Software Total		43,809,846
Information Technology Total		182,779,166
Materials – 4.8%
Chemicals – 1.6%
CF Industries Holdings, Inc.	19,100	2,910,840
Ecolab, Inc.	60,700	2,776,418
Monsanto Co.	39,200	4,478,600
Potash Corp. of Saskatchewan, Inc.	28,600	4,964,960
Syngenta AG, ADR	44,800	2,404,864
Chemicals Total		17,535,682

	Shares	Value ($)
Metals & Mining – 3.2%
Alcoa, Inc.	130,300	4,186,539
Allegheny Technologies, Inc.	21,000	1,029,000
ArcelorMittal, N.Y. Registered Shares	94,000	7,390,280
Cia Vale do Rio Doce, ADR	198,100	5,259,555
Freeport-McMoRan Copper & Gold, Inc.	137,400	12,272,568
Thompson Creek Metals Co., Inc. (a)	229,600	3,600,339
Metals & Mining Total		33,738,281
Materials Total		51,273,963
Telecommunication Services – 2.6%
Diversified Telecommunication Services – 1.4%
AT&T, Inc.	329,818	10,550,878
Telekomunikasi Indonesia, ADR	127,000	4,422,140
Diversified Telecommunication Services Total		14,973,018
Wireless Telecommunication Services – 1.2%
American Tower Corp., Class A (a)	102,200	4,223,926
China Mobile Ltd., ADR	74,700	4,236,984
Mobile TeleSystems OJSC, ADR	54,900	3,733,200
Wireless Telecommunication Services Total		12,194,110
Telecommunication Services Total		27,167,128
Utilities – 3.3%
Electric Utilities – 2.7%
Entergy Corp.	65,800	6,803,062
Exelon Corp.	117,900	8,955,684
FirstEnergy Corp.	90,700	6,588,448
FPL Group, Inc.	109,800	6,594,588
Electric Utilities Total		28,941,782
Multi-Utilities – 0.6%
Public Service Enterprise Group, Inc.	143,100	5,834,188
Multi-Utilities Total		5,834,188
Utilities Total		34,775,970
Total Common Stocks (cost of $891,742,775)		1,050,837,895

See Accompanying Notes to Financial Statements.

Columbia Strategic Investor Fund

August 31, 2008

Short-Term Obligation – 0.6%
	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due on 09/02/08, at 1.930%, collateralized by a U.S. Treasury Obligation maturing 05/15/09, market value of $7,006,369 (repurchase proceeds $6,865,472)	6,864,000	6,864,000
Total Short-Term Obligation (cost of $6,864,000)		6,864,000
Total Investments – 100.0% (cost of $898,606,775) (b)		1,057,701,895
Other Assets & Liabilities, Net – 0.0%		(499,006)
Net Assets – 100.0%		1,057,202,889

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $899,681,468.

At August 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	17.3
Financials	14.6
Energy	14.3
Health Care	12.3
Industrials	11.2
Consumer Discretionary	9.6
Consumer Staples	9.4
Materials	4.8
Utilities	3.3
Telecommunication Services	2.6
	99.4
Short-Term Obligation	0.6
Other Assets & Liabilities, Net	0.0	*
	100.0

* Rounds to less than 0.1%.

The Fund was invested in the following countries at August 31, 2008:

Country (Unaudited)	Value	% of Total Investments
United States*	$908,501,624	85.9
Brazil	23,391,069	2.2
Netherlands	16,744,984	1.6
Switzerland	16,063,267	1.5
Finland	12,571,136	1.2
Canada	11,897,139	1.1
Netherlands Antilles	10,128,650	1.0
Denmark	9,959,074	0.9
Luxembourg	9,938,834	0.9
France	6,258,310	0.6
United Kingdom	5,643,104	0.5
Indonesia	4,422,140	0.4
Germany	4,385,456	0.4
Hong Kong	4,236,984	0.4
Sweden	4,204,844	0.4
Russian Federation	3,733,200	0.4
Japan	3,029,648	0.4
Greece	2,592,432	0.2
	$1,057,701,895	100.0

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on another exchange.

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Balanced Fund

August 31, 2008

Common Stocks – 58.9%
	Shares	Value ($)
Consumer Discretionary – 4.8%
Hotels, Restaurants & Leisure – 0.3%
Penn National Gaming, Inc. (a)	16,500	558,030
Hotels, Restaurants & Leisure Total		558,030
Media – 2.3%
Focus Media Holding Ltd., ADR (a)	32,700	1,069,944
McGraw-Hill Companies, Inc.	46,000	1,970,640
NET Servicos de Comunicacao SA, ADR	26,900	309,888
News Corp., Class A	86,500	1,224,840
Media Total		4,575,312
Multiline Retail – 0.6%
Kohl's Corp. (a)	12,200	599,874
Target Corp.	13,000	689,260
Multiline Retail Total		1,289,134
Textiles, Apparel & Luxury Goods – 1.6%
NIKE, Inc., Class B	32,900	1,994,069
Polo Ralph Lauren Corp.	14,600	1,107,848
Textiles, Apparel & Luxury Goods Total		3,101,917
Consumer Discretionary Total		9,524,393
Consumer Staples – 5.9%
Beverages – 1.4%
Diageo PLC, ADR	8,400	624,960
PepsiCo, Inc.	30,500	2,088,640
Beverages Total		2,713,600
Food & Staples Retailing – 0.7%
Kroger Co.	47,975	1,325,069
Food & Staples Retailing Total		1,325,069
Food Products – 0.5%
ConAgra Foods, Inc.	42,300	899,721
Food Products Total		899,721
Household Products – 0.3%
Colgate-Palmolive Co.	8,030	610,521
Household Products Total		610,521
Personal Products – 1.3%
Avon Products, Inc.	30,100	1,289,183
Herbalife Ltd.	27,300	1,285,830
Personal Products Total		2,575,013

	Shares	Value ($)
Tobacco – 1.7%
Philip Morris International, Inc.	64,400	3,458,280
Tobacco Total		3,458,280
Consumer Staples Total		11,582,204
Energy – 7.8%
Energy Equipment & Services – 2.8%
Halliburton Co.	51,300	2,254,122
Oceaneering International, Inc. (a)	7,600	474,316
Transocean, Inc. (a)	12,819	1,630,577
Weatherford International Ltd. (a)	32,100	1,238,418
Energy Equipment & Services Total		5,597,433
Oil, Gas & Consumable Fuels – 5.0%
Anadarko Petroleum Corp.	22,100	1,364,233
Apache Corp.	20,300	2,321,914
ConocoPhillips	46,900	3,869,719
Devon Energy Corp.	23,070	2,354,293
Oil, Gas & Consumable Fuels Total		9,910,159
Energy Total		15,507,592
Financials – 8.9%
Capital Markets – 3.8%
Bank of New York Mellon Corp.	40,600	1,405,166
Charles Schwab Corp.	44,200	1,060,358
Goldman Sachs Group, Inc.	10,200	1,672,494
Invesco Ltd.	57,500	1,473,725
State Street Corp.	28,600	1,935,362
Capital Markets Total		7,547,105
Commercial Banks – 0.8%
BB&T Corp.	38,700	1,161,000
HSBC Holdings PLC, ADR	4,700	369,937
Commercial Banks Total		1,530,937
Consumer Finance – 0.5%
American Express Co.	25,205	1,000,135
Consumer Finance Total		1,000,135
Diversified Financial Services – 1.4%
JPMorgan Chase & Co.	73,780	2,839,792
Diversified Financial Services Total		2,839,792
Insurance – 2.2%
ACE Ltd.	16,700	878,587
Berkshire Hathaway, Inc., Class B (a)	426	1,662,252
Unum Group	67,000	1,702,470
Insurance Total		4,243,309

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Real Estate Management & Development – 0.2%
CB Richard Ellis Group, Inc., Class A (a)	25,600	334,592
Real Estate Management & Development Total		334,592
Financials Total		17,495,870
Health Care – 9.8%
Biotechnology – 0.8%
Amgen, Inc. (a)	25,100	1,577,535
Biotechnology Total		1,577,535
Health Care Equipment & Supplies – 2.9%
Baxter International, Inc.	31,600	2,141,216
Covidien Ltd.	42,225	2,283,106
Zimmer Holdings, Inc. (a)	17,700	1,281,303
Health Care Equipment & Supplies Total		5,705,625
Health Care Providers & Services – 1.7%
Aetna, Inc.	28,800	1,242,432
McKesson Corp.	37,430	2,162,705
Health Care Providers & Services Total		3,405,137
Life Sciences Tools & Services – 1.0%
Thermo Fisher Scientific, Inc. (a)	32,230	1,951,849
Life Sciences Tools & Services Total		1,951,849
Pharmaceuticals – 3.4%
Abbott Laboratories	59,599	3,422,771
Johnson & Johnson	34,000	2,394,620
Schering-Plough Corp.	47,000	911,800
Pharmaceuticals Total		6,729,191
Health Care Total		19,369,337
Industrials – 7.1%
Aerospace & Defense – 1.8%
Honeywell International, Inc.	35,790	1,795,584
Northrop Grumman Corp.	13,000	895,050
United Technologies Corp.	13,600	892,024
Aerospace & Defense Total		3,582,658
Commercial Services & Supplies – 0.6%
Dun & Bradstreet Corp.	13,900	1,278,383
Commercial Services & Supplies Total		1,278,383
Construction & Engineering – 0.2%
Foster Wheeler Ltd. (a)	9,700	481,993
Construction & Engineering Total		481,993

	Shares	Value ($)
Industrial Conglomerates – 3.0%
General Electric Co.	104,500	2,936,450
Tyco International Ltd.	68,225	2,925,488
Industrial Conglomerates Total		5,861,938
Machinery – 0.5%
Eaton Corp.	12,287	899,163
Machinery Total		899,163
Road & Rail – 1.0%
Union Pacific Corp.	22,920	1,922,988
Road & Rail Total		1,922,988
Industrials Total		14,027,123
Information Technology – 10.8%
Communications Equipment – 1.9%
Nokia Oyj, ADR	50,600	1,273,602
QUALCOMM, Inc.	45,700	2,406,105
Communications Equipment Total		3,679,707
Computers & Peripherals – 3.3%
Apple, Inc. (a)	10,500	1,780,065
EMC Corp. (a)	66,900	1,022,232
Hewlett-Packard Co.	76,900	3,608,148
Computers & Peripherals Total		6,410,445
Internet Software & Services – 2.2%
eBay, Inc. (a)	33,900	845,127
Google, Inc., Class A (a)	6,500	3,011,385
VeriSign, Inc. (a)	16,900	540,293
Internet Software & Services Total		4,396,805
IT Services – 0.3%
Cognizant Technology Solutions Corp., Class A (a)	22,200	650,904
IT Services Total		650,904
Software – 3.1%
Autodesk, Inc. (a)	17,200	611,116
Microsoft Corp.	172,890	4,718,168
Oracle Corp. (a)	36,475	799,897
Software Total		6,129,181
Information Technology Total		21,267,042
Materials – 1.2%
Chemicals – 0.5%
Intrepid Potash, Inc. (a)	20,400	966,144
Chemicals Total		966,144

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

Common Stocks (continued)
	Shares	Value ($)
Metals & Mining – 0.7%
Alcoa, Inc.	28,800	925,344
Freeport-McMoRan Copper & Gold, Inc.	6,300	562,716
Metals & Mining Total		1,488,060
Materials Total		2,454,204
Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	75,600	2,418,444
Verizon Communications, Inc.	29,900	1,050,088
Diversified Telecommunication Services Total		3,468,532
Telecommunication Services Total		3,468,532
Utilities – 0.8%
Electric Utilities – 0.8%
Entergy Corp.	10,600	1,095,934
FPL Group, Inc.	9,500	570,570
Electric Utilities Total		1,666,504
Utilities Total		1,666,504
Total Common Stocks (cost of $99,041,235)		116,362,801
Mortgage-Backed Securities – 12.5%
	Par ($)
Federal Home Loan Mortgage Corp.
5.000% 03/01/38	739,414	710,937
5.500% 12/01/18	899,471	914,688
5.500% 07/01/19	252,382	256,021
5.500% 07/01/21	268,821	271,352
5.500% 08/01/21	58,862	59,416
5.500% 12/01/37	767,482	757,433
5.500% 07/01/38	1,500,000	1,480,361
6.000% 03/01/17	66,316	67,917
6.000% 04/01/17	418,708	428,818
6.000% 05/01/17	242,183	248,030
6.000% 08/01/17	135,824	139,104
6.000% 08/01/38	1,000,000	1,009,095
6.500% 08/01/32	135,268	140,106
6.500% 08/01/36	243,725	250,690
TBA,
5.000% 09/01/38 (b)	2,600,000	2,497,625

	Par ($)	Value ($)
Federal National Mortgage Association
5.000% 05/01/37	670,948	645,595
5.500% 04/01/36	1,973,968	1,953,058
5.500% 05/01/36	72,989	72,216
5.500% 11/01/36	2,478,269	2,452,018
5.623% 07/01/32 (c)	250,047	254,460
6.000% 09/01/36	556,091	562,278
6.000% 10/01/36	1,348,759	1,363,765
6.000% 07/01/37	182,226	184,186
6.000% 08/01/37	684,561	691,925
6.000% 09/01/37	683,234	690,583
6.000% 11/01/37	1,298,444	1,312,412
6.500% 03/01/37	346,413	356,746
6.500% 05/01/37	579,486	596,647
6.500% 08/01/37	1,260,341	1,297,667
6.500% 11/01/37	1,135,942	1,169,583
6.500% 06/01/38	780,000	803,100
Government National Mortgage Association
5.500% 05/15/38	740,745	740,682
7.000% 10/15/31	59,690	63,444
7.000% 04/15/32	57,674	61,289
7.000% 05/15/32	73,343	77,940
Total Mortgage-Backed Securities (cost of $24,400,914)		24,581,187
Corporate Fixed-Income Bonds & Notes – 10.4%
Basic Materials – 0.4%
Chemicals – 0.1%
EI Du Pont de Nemours & Co.
5.000% 07/15/13	185,000	186,583
Huntsman International LLC
7.875% 11/15/14	105,000	97,650
Chemicals Total		284,233
Forest Products & Paper – 0.1%
Domtar Corp.
7.125% 08/15/15	105,000	101,325
Georgia-Pacific Corp.
8.000% 01/15/24	120,000	109,800
Forest Products & Paper Total		211,125
Iron/Steel – 0.1%
Nucor Corp.
5.850% 06/01/18	265,000	267,322
Iron/Steel Total		267,322

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Metals & Mining – 0.1%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	105,000	111,300
Metals & Mining Total		111,300
Basic Materials Total		873,980
Communications – 1.6%
Media – 0.7%
Charter Communications Holdings II LLC
10.250% 09/15/10	100,000	96,000
Comcast Corp.
7.050% 03/15/33	275,000	277,947
CSC Holdings, Inc.
7.625% 04/01/11	100,000	100,500
EchoStar DBS Corp.
6.625% 10/01/14	110,000	101,200
Lamar Media Corp.
7.250% 01/01/13	95,000	90,250
News America, Inc.
6.550% 03/15/33	275,000	266,841
R.H. Donnelley Corp.
8.875% 10/15/17	200,000	103,000
Time Warner Cable, Inc.
7.300% 07/01/38	250,000	251,207
Viacom, Inc.
6.125% 10/05/17	75,000	70,570
Media Total		1,357,515
Telecommunication Services – 0.9%
AT&T, Inc.
5.100% 09/15/14	225,000	222,539
British Telecommunications PLC
5.150% 01/15/13	175,000	170,775
Citizens Communications Co.
7.875% 01/15/27	130,000	111,800
Cricket Communications, Inc.
9.375% 11/01/14	120,000	118,950
Intelsat Bermuda Ltd.
9.250% 06/15/16 (d)	100,000	99,000
Lucent Technologies, Inc.
6.450% 03/15/29	145,000	100,775
New Cingular Wireless Services, Inc.
8.750% 03/01/31	200,000	238,895
Qwest Communications International, Inc.
7.500% 02/15/14	110,000	100,100
Telefonica Emisones SAU
5.984% 06/20/11	300,000	304,677
Vodafone Group PLC
5.000% 12/16/13	300,000	295,577

	Par ($)	Value ($)
Windstream Corp.
8.625% 08/01/16	110,000	108,900
Telecommunication Services Total		1,871,988
Communications Total		3,229,503
Consumer Cyclical – 0.6%
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	110,000	99,138
Apparel Total		99,138
Auto Manufacturers – 0.0%
General Motors Corp.
8.375% 07/15/33	125,000	61,875
Auto Manufacturers Total		61,875
Home Builders – 0.0%
KB Home
5.875% 01/15/15	60,000	49,200
Home Builders Total		49,200
Lodging – 0.2%
Marriott International, Inc.
5.625% 02/15/13	175,000	165,499
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (d)	130,000	94,900
MGM Mirage
7.500% 06/01/16	120,000	97,800
Pinnacle Entertainment, Inc.
7.500% 06/15/15	65,000	50,375
Lodging Total		408,574
Retail – 0.3%
CVS Caremark Corp.
5.750% 06/01/17	200,000	195,818
Rite Aid Corp.
9.375% 12/15/15	140,000	90,300
Wal-Mart Stores, Inc.
5.800% 02/15/18	300,000	313,690
Retail Total		599,808
Consumer Cyclical Total		1,218,595
Consumer Non-Cyclical – 0.9%
Beverages – 0.1%
Diageo Capital PLC
4.375% 05/03/10	200,000	201,231
Beverages Total		201,231

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Commercial Services – 0.0%
Iron Mountain, Inc.
8.000% 06/15/20	100,000	97,250
Commercial Services Total		97,250
Food – 0.4%
ConAgra Foods, Inc.
6.750% 09/15/11	160,000	165,864
Kraft Foods, Inc.
6.500% 08/11/17	245,000	247,796
Kroger Co.
6.200% 06/15/12	200,000	206,873
Smithfield Foods, Inc.
7.750% 07/01/17	90,000	80,550
Food Total		701,083
Healthcare Products – 0.1%
Biomet, Inc. PIK,
10.375% 10/15/17	110,000	115,500
Healthcare Products Total		115,500
Healthcare Services – 0.1%
Community Health Systems, Inc.
8.875% 07/15/15	100,000	101,000
HCA, Inc.
9.250% 11/15/16	25,000	25,719
PIK,
9.625% 11/15/16	75,000	75,656
Healthcare Services Total		202,375
Household Products/Wares – 0.1%
Fortune Brands, Inc.
5.375% 01/15/16	175,000	159,702
Household Products/Wares Total		159,702
Pharmaceuticals – 0.1%
Wyeth
5.500% 02/01/14	220,000	224,463
Pharmaceuticals Total		224,463
Consumer Non-Cyclical Total		1,701,604
Energy – 1.0%
Coal – 0.1%
Arch Western Finance LLC
6.750% 07/01/13	105,000	104,738
Coal Total		104,738
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	150,000	144,766

	Par ($)	Value ($)
Chesapeake Energy Corp.
6.375% 06/15/15	110,000	102,300
KCS Energy, Inc.
7.125% 04/01/12	105,000	99,225
Nexen, Inc.
5.875% 03/10/35	225,000	190,681
OPTI Canada, Inc.
8.250% 12/15/14	100,000	99,875
Talisman Energy, Inc.
6.250% 02/01/38	235,000	202,571
Valero Energy Corp.
6.875% 04/15/12	175,000	181,100
Oil & Gas Total		1,020,518
Oil & Gas Services – 0.1%
Weatherford International Ltd.
5.150% 03/15/13	150,000	148,271
Oil & Gas Services Total		148,271
Pipelines – 0.3%
El Paso Corp.
6.875% 06/15/14	115,000	113,923
MarkWest Energy Partners LP
8.500% 07/15/16	100,000	100,000
Plains All American Pipeline LP
6.650% 01/15/37	225,000	203,359
TransCanada Pipelines Ltd.
6.350% 05/15/67 (c)	245,000	204,238
Pipelines Total		621,520
Energy Total		1,895,047
Financials – 3.5%
Banks – 1.2%
Bank of New York Mellon Corp.
5.125% 08/27/13	300,000	300,851
Citigroup, Inc.
5.000% 09/15/14	225,000	201,329
Credit Suisse/New York NY
6.000% 02/15/18	275,000	263,850
Deutsche Bank AG/London
4.875% 05/20/13	250,000	245,227
JPMorgan Chase & Co.
6.000% 01/15/18	255,000	246,937
PNC Funding Corp.
5.625% 02/01/17	240,000	223,310
SunTrust Preferred Capital I
5.853% 12/15/11 (c)	200,000	128,000
USB Capital IX
6.189% 04/15/49 (c)	375,000	245,625

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Wachovia Corp.
4.875% 02/15/14	300,000	258,206
Wells Fargo & Co.
5.250% 10/23/12	260,000	259,852
Banks Total		2,373,187
Diversified Financial Services – 1.7%
AGFC Capital Trust I
6.000% 01/15/67 (c)(d)	280,000	188,779
American Express Credit Corp.
5.875% 05/02/13	265,000	254,812
American General Finance Corp.
5.375% 09/01/09	375,000	367,820
Capital One Financial Corp.
5.500% 06/01/15	325,000	288,626
CDX North America High Yield
8.875% 06/29/13 (d)	300,000	277,875
Ford Motor Credit Co.
8.000% 12/15/16	125,000	90,067
General Electric Capital Corp.
5.000% 01/08/16	295,000	288,598
GMAC LLC
8.000% 11/01/31	140,000	75,509
Goldman Sachs Group, Inc.
6.345% 02/15/34	370,000	307,476
HSBC Finance Corp.
5.000% 06/30/15	300,000	285,987
Lehman Brothers Holdings, Inc.
5.750% 07/18/11 (g)	275,000	261,287
Merrill Lynch & Co., Inc.
6.050% 08/15/12	250,000	239,644
Morgan Stanley
4.750% 04/01/14	300,000	263,407
Nuveen Investments, Inc.
10.500% 11/15/15 (d)	110,000	95,425
Diversified Financial Services Total		3,285,312
Insurance – 0.4%
Chubb Corp.
5.750% 05/15/18	90,000	86,353
Principal Life Income Funding Trusts
5.300% 04/24/13	175,000	174,788
Prudential Financial, Inc.
6.000% 12/01/17	250,000	239,791
UnitedHealth Group, Inc.
5.250% 03/15/11	225,000	224,252
Insurance Total		725,184
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	200,000	191,968

	Par ($)	Value ($)
Simon Property Group LP
5.750% 12/01/15	250,000	246,490
Real Estate Investment Trusts (REITs) Total		438,458
Financials Total		6,822,141
Industrials – 0.9%
Aerospace & Defense – 0.1%
L-3 Communications Corp.
6.375% 10/15/15	105,000	100,538
United Technologies Corp.
5.375% 12/15/17	165,000	165,799
Aerospace & Defense Total		266,337
Environmental Control – 0.1%
Allied Waste North America, Inc.
7.125% 05/15/16	100,000	101,000
Environmental Control Total		101,000
Machinery – 0.1%
Caterpillar Financial Services Corp.
5.450% 04/15/18	225,000	223,881
Machinery Total		223,881
Machinery-Construction & Mining – 0.1%
Terex Corp.
8.000% 11/15/17	110,000	108,625
Machinery-Construction & Mining Total		108,625
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (d)	105,000	100,800
Miscellaneous Manufacturing Total		100,800
Packaging & Containers – 0.1%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	100,000	102,500
Packaging & Containers Total		102,500
Transportation – 0.3%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36	185,000	176,966
CHC Helicopter Corp.
7.375% 05/01/14	100,000	104,000
Union Pacific Corp.
3.875% 02/15/09	500,000	499,469
United Parcel Service, Inc.
4.500% 01/15/13	145,000	146,653
Transportation Total		927,088
Industrials Total		1,830,231

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Technology – 0.3%
Networking & Telecom Equipment – 0.1%
Cisco Systems, Inc.
5.250% 02/22/11	225,000	232,404
Total Networking & Telecom Equipment		232,404
Semiconductors – 0.1%
Freescale Semiconductor, Inc. PIK,
9.125% 12/15/14	125,000	97,500
Semiconductors Total		97,500
Software – 0.1%
Oracle Corp.
6.500% 04/15/38	225,000	227,350
Software Total		227,350
Technology Total		557,254
Utilities – 1.2%
Electric – 0.9%
AES Corp.
8.000% 10/15/17	105,000	103,425
Commonwealth Edison Co.
5.950% 08/15/16	200,000	199,567
Consolidated Edison Co. of New York, Inc.
5.850% 04/01/18	225,000	227,221
Indiana Michigan Power Co.
5.650% 12/01/15	275,000	266,035
Intergen NV
9.000% 06/30/17 (d)	105,000	107,100
NRG Energy, Inc.
7.250% 02/01/14	15,000	14,794
7.375% 02/01/16	105,000	103,687
Pacific Gas & Electric Co.
5.800% 03/01/37	170,000	158,429
Progress Energy, Inc.
7.750% 03/01/31	250,000	281,286
Southern California Edison Co.
5.000% 01/15/14	275,000	275,445
Texas Competitive Electric Holdings Co.
PIK,
10.500% 11/01/16 (d)	130,000	124,475
Electric Total		1,861,464
Gas – 0.3%
Atmos Energy Corp.
6.350% 06/15/17	210,000	207,010

	Par ($)	Value ($)
Sempra Energy
4.750% 05/15/09	375,000	376,863
Gas Total		583,873
Utilities Total		2,445,337
Total Corporate Fixed-Income Bonds & Notes (cost of $21,773,407)		20,573,692
Government & Agency Obligations – 4.6%
Foreign Government Obligations – 0.3%
Province of Ontario
3.125% 09/08/10	350,000	349,496
United Mexican States
7.500% 04/08/33	250,000	291,250
Foreign Government Obligations Total		640,746
U.S. Government Agencies – 1.5%
Federal Home Loan Bank
5.500% 08/13/14	200,000	214,061
Federal Home Loan Mortgage Corp.
6.625% 09/15/09	2,310,000	2,393,541
Federal National Mortgage Association
5.000% 10/15/11	325,000	338,171
5.375% 08/15/09 (e)	65,000	66,434
Total U.S. Government Agencies		3,012,207
U.S. Government Obligations – 2.8%
U.S. Treasury Bonds
5.375% 02/15/31	3,037,000	3,425,642
7.250% 05/15/16	130,000	161,393
U.S. Treasury Inflation Indexed Bond
3.500% 01/15/11	703,825	749,023
U.S. Treasury Notes
3.875% 02/15/13	1,070,000	1,109,206
U.S. Government Obligations Total		5,445,264
Total Government & Agency Obligations (cost of $8,883,255)		9,098,217
Commercial Mortgage-Backed Securities – 4.3%
Bear Stearns Commercial Mortgage Securities
5.449% 12/11/40 (c)	630,000	572,549
5.623% 03/11/39 (c)	760,000	662,152
5.742% 09/11/42 (c)	750,000	678,472
CS First Boston Mortgage Securities Corp.
4.577% 04/15/37	975,000	964,054
GE Capital Commercial Mortgage Corp.
4.170% 07/10/37	525,586	519,095

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

Commercial Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
Greenwich Capital Commercial Funding Corp.
5.117% 04/10/37	770,000	765,787
JPMorgan Chase Commercial Mortgage Securities Corp.
5.447% 06/12/47	791,000	710,573
4.780% 07/15/42	1,350,000	1,191,720
5.857% 10/12/35	1,500,000	1,507,579
5.525% 04/15/43 (c)	1,122,000	973,677
Total Commercial Mortgage-Backed Securities (cost of $9,093,791)		8,545,658
Collateralized Mortgage Obligations – 4.1%
Agency – 2.2%
Federal Home Loan Mortgage Corp.
4.000% 09/15/15	1,820,000	1,821,312
4.000% 10/15/18	1,900,000	1,792,631
4.500% 08/15/28	720,000	716,128
Agency Total		4,330,071
Non-Agency – 1.9%
Bear Stearns Adjustable Rate Mortgage Trust
5.488% 02/25/47 (c)	1,234,437	920,680
Lehman Mortgage Trust
6.500% 01/25/38	658,100	545,195
SACO I, Inc.
(f) 09/25/24 (c)	8,925	8,880
Structured Asset Securities Corp.
5.500% 05/25/33	580,647	544,258
5.500% 07/25/33	775,804	749,135
WaMu Mortgage Pass-Through Certificates
5.713% 02/25/37 (c)	1,263,002	927,931
Non-Agency Total		3,696,079
Total Collateralized Mortgage Obligations (cost of $8,861,430)		8,026,150
Asset-Backed Securities – 1.9%
Cityscape Home Equity Loan Trust
7.410% 05/25/28	211,674	209,512
First Alliance Mortgage Loan Trust
7.340% 06/20/27	66,842	55,205
Ford Credit Auto Owner Trust
5.470% 06/15/12	611,000	600,275
Franklin Auto Trust
5.360% 05/20/16	761,000	750,892
IMC Home Equity Loan Trust
7.310% 11/20/28	845,837	843,890
7.520% 08/20/28	630,144	503,182

	Par ($)	Value ($)
USAA Auto Owner Trust
4.500% 10/15/13	840,000	825,709
Total Asset-Backed Securities (cost of $3,968,924)		3,788,665
Short-Term Obligation – 3.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due on 09/02/08, at 1.930%, collateralized by a U.S. Government Agency Obligation maturing 05/06/10, market value $6,319,506 (repurchase proceeds $6,196,377)	6,195,000	6,195,000
Total Short-Term Obligation (cost of $6,195,000)		6,195,000
Total Investments – 99.8% (cost of $182,217,956) (h)		197,171,370
Other Assets & Liabilities, Net – 0.2%		413,666
Net Assets – 100.0%		197,585,036

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Security purchased on a delayed delivery basis.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2008.

(d)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities, which are not illiquid, amounted to $1,088,354, which represents 0.6% of net assets.

(e)  A portion of this security with a market value of $51,103 is pledged as collateral for open futures contracts.

(f)  Zero coupon bond.

(g)  The issuer filed for bankruptcy protection under Chapter 11 on September 15, 2008. As a result of this bankruptcy filing, income is no longer being accrued on this security.

(h)  Cost for federal income tax purposes is $182,571,445.

At August 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	58.9
Mortgage-Backed Securities	12.5
Corporate Fixed-Income Bonds & Notes	10.4
Government & Agency Obligations	4.6
Commercial Mortgage-Backed Securities	4.3
Collateralized Mortgage Obligations	4.1
Asset-Backed Securities	1.9
96.7
Short-Term Obligation	3.1
Other Assets & Liabilities, Net	0.2
100.0

See Accompanying Notes to Financial Statements.

Columbia Balanced Fund

August 31, 2008

At August 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury 2 Year Note	25	$5,307,031	$5,306,331	Dec-08	$700

Acronym	Name
ADR	American Depositary Receipt

PIK	Payment-In-Kind

TBA	To Be Announced

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds – 97.3%
	Par ($)	Value ($)
Education – 4.9%
Education – 4.9%
OR Facilities Authority
Linfield College Project, Series 2005 A, 5.000% 10/01/20	1,825,000	1,835,731
OR Forest Grove Student Housing
Oak Tree Foundation, Series 2007, 5.500% 03/01/37	3,000,000	2,720,730
OR Health Sciences University
Series 1996 A, Insured: MBIA: (a) 07/01/12	1,315,000	1,144,944
(a) 07/01/14	2,550,000	2,009,681
(a) 07/01/15	4,325,000	3,226,666
(a) 07/01/21	12,515,000	6,482,395
OR Health, Housing, Educational & Cultural Facilities Authority
Linfield College Project, Series 1998 A: 4.650% 10/01/09	555,000	561,116
5.500% 10/01/18	1,000,000	1,007,780
Reed College Project, Series 1995 A, Insured: MBIA 5.100% 07/01/10	470,000	484,100
Education Total		19,473,143
Education Total		19,473,143
Health Care – 8.0%
Continuing Care Retirement – 0.6%
OR Albany Hospital Facility Authority
Mennonite Home Albany, Series 2004 PJ-A: 4.750% 10/01/11	660,000	657,928
5.000% 10/01/12	680,000	680,469
OR Multnomah County Hospital Facilities Authority
Terwilliger Plaza, Inc., Series 2006 A, 5.250% 12/01/26	1,400,000	1,207,738
Continuing Care Retirement Total		2,546,135

	Par ($)	Value ($)
Hospitals – 7.4%
OR Benton County Hospital Facilities Authority
Samaritan Health Services Project, Series 1998: 4.800% 10/01/11	245,000	247,720
5.200% 10/01/17	2,255,000	2,277,527
OR Clackamas County Hospital Facility Authority
Legacy Health System, IBC, Series 1999, Insured: MBIA 5.500% 02/15/13	495,000	513,468
Legacy Health System: Series 1999: 5.000% 02/15/16	1,010,000	1,029,836
5.500% 02/15/13	5,450,000	5,656,500
5.500% 02/15/14	2,385,000	2,475,368
Series 2001: 4.600% 05/01/10	885,000	910,727
5.250% 05/01/21	4,890,000	4,990,978
5.750% 05/01/12	2,000,000	2,152,020
5.750% 05/01/16	1,500,000	1,581,645
OR Medford Hospital Facilities Authority
Asante Health System, Series 1998 A, Insured: MBIA: 5.250% 08/15/10	485,000	490,927
5.250% 08/15/11	260,000	263,130
OR Multnomah County Hospital Facilities Authority
Providence Health System, Series 2004, 5.250% 10/01/16	2,970,000	3,149,834
OR Salem Hospital Facility Authority
Series 2006 A, 5.000% 08/15/27	3,500,000	3,389,120
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, 5.750% 12/01/20	285,000	296,309
Hospitals Total		29,425,109
Health Care Total		31,971,244

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Housing – 5.1%
Assisted Living/Senior – 0.5%
OR Clackamas County Hospital Facility Authority
Robison Jewish Home Project, Series 2005: 5.000% 10/01/19	1,000,000	950,930
5.125% 10/01/24	1,000,000	912,430
Assisted Living/Senior Total		1,863,360
Multi-Family – 1.6%
OR Clackamas County Housing Authority
Multi-Family Housing, Easton Ridge, Series 1996 A: 5.800% 12/01/16	2,085,000	2,085,229
5.900% 12/01/26	1,750,000	1,711,588
PR Housing Finance Authority
Series 2008, 5.000% 12/01/13	2,455,000	2,613,151
Multi-Family Total		6,409,968
Single-Family – 3.0%
OR Housing & Community Services
Department Mortgage Single Family Program: Series 1991 D, 6.700% 07/01/13	155,000	157,396
Series 1998 A, 4.850% 07/01/10	120,000	121,376
Series 1999 E, 5.375% 07/01/21	2,285,000	2,317,470
Series 1999 M, AMT, 5.800% 07/01/12	120,000	121,501
Series 2000 E, Insured: FHA: 5.700% 07/01/12	355,000	364,124
5.800% 07/01/14	310,000	318,271
6.000% 07/01/20	870,000	876,612
Series 2001 J, 5.150% 07/01/24	1,330,000	1,334,083
Series 2001 Q: 4.700% 07/01/15	490,000	499,320
4.900% 07/01/17	475,000	482,134
Series 2008 G, 5.200% 07/01/28	5,345,000	5,344,626
Single-Family Total		11,936,913
Housing Total		20,210,241

	Par ($)	Value ($)
Industrial – 0.5%
Oil & Gas – 0.5%
TN Energy Acquisition Corp.
Series 2006, 5.250% 09/01/22	1,900,000	1,800,706
Oil & Gas Total		1,800,706
Industrial Total		1,800,706
Other – 25.2%
Other – 1.1%
OR Health, Housing, Educational & Cultural Facilities Authority
Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22 (b)	3,385,000	3,276,071
PR Commonwealth of Puerto Rico Government Development Bank
Series 2006 B, 5.000% 12/01/14	1,200,000	1,232,052
Other Total		4,508,123
Refunded/Escrowed (c) – 24.1%
OR Benton & Linn Counties
School District No. 509J, Corvallis, Series 2003, Pre-refunded 06/01/13, Insured: FSA 5.000% 06/01/17	2,665,000	2,920,520
OR Board of Higher Education
Lottery Education Project, Series 1999 A, Pre-refunded 04/01/11, Insured: FSA 5.000% 04/01/14	2,705,000	2,887,479
Series 2001 A, Pre-refunded 08/01/11, 5.250% 08/01/14	1,225,000	1,322,461
OR Clackamas Community College District
Series 2001, Pre-refunded 06/15/11, Insured: FGIC 5.250% 06/15/15	1,390,000	1,498,392

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Clackamas County Hospital Facility Authority
Kaiser Permanente, Series 1998 A, Escrowed to Maturity, 5.375% 04/01/14	7,135,000	7,332,854
Willamette View, Inc. Project, Series 1999 A, Pre-refunded 11/01/09, 6.850% 11/01/15	1,480,000	1,560,793
OR Clackamas County
School District No. 086, Series 2000, Pre-refunded 06/15/10, 6.000% 06/15/16	2,350,000	2,510,106
School District No. 108, Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.375% 06/15/15	1,055,000	1,140,814
School District No. 12, North Clackamas, Series 1998, Pre-refunded 06/01/09, Insured: FGIC 5.250% 06/01/11	1,000,000	1,026,990
School District No. 7J, Lake Oswego, Series 2001, Pre-refunded 06/01/11: 5.375% 06/01/16	1,295,000	1,399,248
5.375% 06/01/17	2,535,000	2,739,068
OR Coos County
School District No. 13, North Bend, Series 2002, Pre-refunded 06/15/12, Insured: FSA 5.500% 06/15/15	1,765,000	1,947,730
OR Department of Transportation
Highway User Tax, Series 2002 A, Pre-refunded 11/15/12, 5.500% 11/15/16	2,500,000	2,781,300
OR Deschutes County Hospital Facilities Authority
Cascade Health Services, Inc., Series 2002, Pre-refunded 01/01/12: 5.500% 01/01/22	2,000,000	2,180,920
5.600% 01/01/27	5,550,000	6,069,646
5.600% 01/01/32	2,000,000	2,187,260

	Par ($)	Value ($)
OR Deschutes County
School District No. 1, Series 2001 A, Pre-refunded 06/15/11, Insured: FSA 5.500% 06/15/18	1,000,000	1,084,710
OR Jackson County
School District No. 4, Phoenix-Talent, Series 2001, Pre-refunded 06/15/11, Insured: FSA 5.500% 06/15/16	1,000,000	1,084,710
School District No. 9, Eagle Point, Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/15	1,920,000	2,089,094
OR Lebanon Urban Renewal Agency
Series 1999, Pre-refunded 06/01/09, 5.625% 06/01/19	1,000,000	1,028,930
OR Linn County Community
School District No. 9, Lebanon, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.550% 06/15/21	2,000,000	2,242,680
School District No. 9, Series 2001, Pre-refunded 06/15/13, Insured: FGIC 5.250% 06/15/15	405,000	448,542
OR Multnomah County Educational Facilities Authority
University of Portland Project, Series 2000, Prerefunded 04/01/10: 5.700% 04/01/15	1,000,000	1,054,330
6.000% 04/01/20	1,000,000	1,058,990
6.000% 04/01/25	500,000	529,495
OR Multnomah County
School District No. 40, Series 2001, Pre-refunded 12/01/10, Insured: FSA 5.000% 12/01/14	1,790,000	1,897,203
School District No. 7, Reynolds, Series 2000, Pre-refunded 06/15/11, 5.625% 06/15/17	1,000,000	1,086,930

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Multnomah-Clackamas Counties
Centennial School District No. 28-302, Series 2001, Pre-refunded 06/15/11, Insured: FGIC: 5.375% 06/15/16	2,055,000	2,222,154
5.375% 06/15/17	2,280,000	2,465,455
5.375% 06/15/18	2,490,000	2,692,537
OR North Clackamas Parks & Recreation District Facilities
Series 1993, Escrowed to Maturity,
5.700% 04/01/13	1,975,000	2,128,635
OR Portland Community College District
Series 2001 A, Pre-refunded 06/01/11: 5.375% 06/01/14	1,925,000	2,079,963
5.375% 06/01/16	2,705,000	2,922,752
5.375% 06/01/17	2,540,000	2,744,470
OR Powell Valley Water District
Series 2000, Pre-refunded 08/01/09, 6.000% 02/01/15	620,000	644,031
OR Salem Water & Sewer
Series 2000, Pre-refunded 06/01/10, Insured: FSA 5.300% 06/01/15	1,500,000	1,582,260
OR Umatilla County Hospital Facility Authority
Catholic Health Initiatives, Series 2000 A, Escrowed to Maturity: 5.750% 12/01/20	245,000	259,489
6.000% 12/01/30	4,825,000	5,083,909
OR Washington & Clackamas Counties
School District No. 23J, Tigard, Series 2002, Pre-refunded 06/15/12, Insured: MBIA 5.375% 06/15/17	1,500,000	1,648,560
OR Washington County
School District No. 48J, Beaverton: Series 1999, Pre-refunded 06/01/09, Insured: FGIC 5.100% 06/01/12	500,000	512,935

	Par ($)	Value ($)
Series 2001, Pre-refunded 01/01/11: 5.125% 01/01/14	2,000,000	2,130,700
5.125% 01/01/17	1,820,000	1,938,937
5.125% 01/01/18	2,260,000	2,407,691
Series 2001, Pre-refunded 06/01/11, 5.500% 06/01/16	2,785,000	3,018,411
OR Washington, Multnomah & Yamhill Counties
School District No. 1J, Series 1999, Pre-refunded 06/01/09, 5.250% 06/01/14	500,000	513,495
OR Yamhill County
School District No. 029J, Series 2002, Pre-refunded 06/15/12, Insured: MBIA 5.250% 06/15/16	2,535,000	2,774,710
VI Virgin Islands Public Finance Authority
Series 1989 A, Escrowed to Maturity, 7.300% 10/01/18	1,185,000	1,450,878
Refunded/Escrowed Total		96,333,167
Other Total		100,841,290
Other Revenue – 2.7%
Recreation – 2.7%
OR Board of Higher Education
Lottery Education Project: Series 1999 B, Insured: FSA 5.250% 04/01/15	1,315,000	1,355,397
Series 2003 A, Insured: FSA: 5.000% 04/01/14	1,830,000	1,997,884
5.250% 04/01/11	4,000,000	4,101,320
Series 2008, 5.000% 04/01/24	3,130,000	3,303,089
Recreation Total		10,757,690
Other Revenue Total		10,757,690

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Tax-Backed – 41.4%
Local Appropriated – 0.3%
OR Deschutes & Jefferson County
School District No. 02J, Series 2004 B, Insured: FGIC (a) 06/15/22	2,335,000	1,164,114
Local Appropriated Total		1,164,114
Local General Obligations – 23.6%
OR Aurora
Series 1999, 5.600% 06/01/24	1,205,000	1,217,110
OR Bend Municipal Airport Project
Series 1999 B, AMT, 5.375% 06/01/13	150,000	152,189
OR Canyonville South Umpqua Rural Fire District
Series 2001, 5.400% 07/01/31	610,000	540,588
OR Clackamas & Washington Counties
School District No. 003JT, Series 2003, Insured: FGIC (a) 06/15/17	4,000,000	2,690,400
OR Clackamas Community College District
Series 2001, Insured: FGIC 5.250% 06/15/15	110,000	116,013
OR Clackamas County
School District No. 007J, Lake Oswego, Series 2005, Insured: FSA 5.250% 06/01/21	2,000,000	2,209,780
School District No. 108, Estacada, Series 2005, Insured: FSA 5.500% 06/15/25	2,485,000	2,819,680
School District No. 115, Series 2006 A, Insured: MBIA: (a) 06/15/25	2,250,000	924,008
(a) 06/15/26	2,610,000	1,012,654
School District No. 12, North Clackamas, Series 2007 B, Insured: FSA (a) 06/15/22	4,000,000	3,652,920

	Par ($)	Value ($)
Series 2007, Insured: MBIA 4.125% 06/01/27	2,000,000	1,848,160
OR Columbia County
School District No. 502, Deferred Interest, Series 1999, Insured: FGIC: (a) 06/01/13	1,685,000	1,411,255
(a) 06/01/14	1,025,000	817,222
OR Deschutes County
Administrative School District No. 1, Series 2007, Insured: FGIC 4.500% 06/15/20	5,000,000	5,093,200
OR Jackson County
School District No. 009, Series 2005, Insured: MBIA: 5.500% 06/15/20	1,000,000	1,128,330
5.500% 06/15/21	1,410,000	1,585,446
School District No. 549C, Series 2008: 4.625% 06/15/27	1,500,000	1,495,245
4.625% 06/15/28	1,660,000	1,650,306
4.625% 06/15/30	2,000,000	1,968,820
School District No. 6, Central Point, Series 2000, 6.000% 06/15/09	1,090,000	1,126,548
OR Jefferson County
School District No. 509J, Madras School District, Series 2002, Insured: FGIC 5.250% 06/15/18	1,075,000	1,132,254
OR Josephine County
Unit School District, Three Rivers, Series 2005, Insured: FGIC: 5.000% 12/15/15	1,000,000	1,093,960
5.000% 12/15/16	1,000,000	1,092,290
OR Lane County
School District No. 19, Springfield: Series 1997, Insured: FGIC: 6.000% 10/15/12	1,740,000	1,932,026
6.000% 10/15/14	1,310,000	1,489,549

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
Series 2006, Insured: FSA (a) 06/15/25	5,160,000	2,208,996
School District No. 4J, Eugene, Series 2002: 5.000% 07/01/12	1,000,000	1,083,680
5.250% 07/01/13	1,000,000	1,107,250
OR Linn Benton Community College
Series 2001, Insured: FGIC (a) 06/15/13	1,000,000	854,530
Series 2002, Insured: FGIC (a) 06/15/14	1,000,000	817,080
OR Linn County
Community School District No. 9, Lebanon, Series 2001, Insured: FGIC 5.250% 06/15/15	305,000	328,955
OR Madras Aquatic Center District
Series 2005, 5.000% 06/01/22	1,695,000	1,767,715
OR Multnomah-Clackamas Counties
Centennial School District No. 28JT, Series 2006, Insured: AMBAC (a) 06/01/16	2,260,000	1,589,594
OR Portland Limited Tax
Series 2001 B: (a) 06/01/12	1,750,000	1,550,272
(a) 06/01/13	1,500,000	1,275,825
(a) 06/01/16	3,500,000	2,573,375
(a) 06/01/18	4,000,000	2,637,720
(a) 06/01/19	4,000,000	2,487,920
(a) 06/01/20	4,000,000	2,340,840
OR Portland
Series 2005, 5.000% 06/01/16	3,075,000	3,384,191
OR Tri-County Metropolitan Transportation District
Series 2003 A, 5.000% 09/01/15	1,000,000	1,072,580
Series 2005 A, Insured: FSA 5.000% 09/01/17	4,250,000	4,602,920

	Par ($)	Value ($)
OR Tualatin Hills Park & Recreation District
Series 1998, Insured: FGIC 5.750% 03/01/14	990,000	1,107,968
OR Washington & Clackamas Counties
School District No. 23J, Tigard: Series 2000, (a) 06/15/18	2,700,000	1,773,927
Series 2005, Insured: MBIA 5.000% 06/15/21	6,575,000	7,070,886
OR Washington Clackamas & Yamhill Counties
School District No. 88J, Series 2007 B, Insured: MBIA 4.500% 06/15/23	8,125,000	8,183,256
OR Washington Multnomah & Yamhill Counties
School District No. 1J: Series 1998, 5.000% 11/01/13	1,100,000	1,210,495
Series 2006, Insured: MBIA (a) 06/15/25	4,065,000	1,648,195
OR Yamhill County
School District No. 029J, Series 2005, Insured: FGIC 5.500% 06/15/21	1,000,000	1,108,750
School District No. 40, Series 1997, Insured: FGIC 6.000% 06/01/09	500,000	514,315
Local General Obligations Total		94,501,188
Special Non-Property Tax – 1.8%
OR Department of Transportation
Series 2007 A, 5.000% 11/15/16	6,305,000	7,026,923
Special Non-Property Tax Total		7,026,923
Special Property Tax – 6.7%
OR Hood River Urban Renewal Agency
Series 1996, 6.250% 12/15/11	690,000	690,428

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Keizer
Series 2008, 5.200% 06/01/31	2,500,000	2,501,675
OR Lebanon Urban Renewal Agency
Series 2000: 5.750% 06/01/15	1,120,000	1,125,958
6.000% 06/01/20	1,580,000	1,589,148
OR Medford Urban Renewal
Series 1996, 5.875% 09/01/10	500,000	501,175
OR Portland Airport Way Urban Renewal & Redevelopment
Convention Center, Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	1,500,000	1,560,135
5.750% 06/15/18	2,050,000	2,126,752
OR Portland River District Urban Renewal & Redevelopment
Series 2003 A, Insured: AMBAC: 5.000% 06/15/17	1,500,000	1,589,085
5.000% 06/15/18	3,070,000	3,191,695
5.000% 06/15/20	2,000,000	2,053,840
OR Portland Urban Renewal & Redevelopment
South Park Blocks, Series 2000 A, Insured: AMBAC: 5.750% 06/15/17	2,065,000	2,213,102
5.750% 06/15/19	2,580,000	2,765,038
OR Redmond Urban Renewal Agency
Downtown Area B, Series 1999: 5.650% 06/01/13	720,000	722,628
5.850% 06/01/19	785,000	786,499
South Airport Industrial Area A, Series 1999, 5.700% 06/01/19	650,000	669,162
OR Seaside Urban Renewal Agency
Greater Seaside Urban Renewal, Series 2001, 5.250% 06/01/15	1,000,000	1,004,540
OR Veneta Urban Renewal Agency
Series 2001: 5.375% 02/15/16	700,000	708,848
5.625% 02/15/21	1,100,000	1,104,818
Special Property Tax Total		26,904,526

	Par ($)	Value ($)
State Appropriated – 5.8%
OR Department of Administrative Services
Certificates of Participation: Series 1999 A, Insured: AMBAC: 5.000% 05/01/13	4,240,000	4,344,855
5.000% 05/01/14	1,000,000	1,024,730
Series 2002 B, Insured: MBIA 5.250% 05/01/10	840,000	881,446
Series 2002 C, Insured: MBIA: 5.250% 11/01/15	1,000,000	1,060,580
5.250% 11/01/17	5,000,000	5,325,450
Series 2002 E, Insured: FSA 5.000% 11/01/13	1,470,000	1,581,029
Series 2007 A, Insured FGIC: 5.000% 05/01/24	2,630,000	2,681,732
5.000% 05/01/25	2,780,000	2,822,812
5.000% 05/01/26	2,800,000	2,833,208
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A, 5.750% 08/01/27	750,000	769,515
State Appropriated Total		23,325,357
State General Obligations – 3.2%
OR Board of Higher Education
Deferred Interest, Series 2001 A, (a) 08/01/17	1,050,000	725,728
Series 1996 A, (a) 08/01/14	490,000	395,680
Series 2001 A: 5.250% 08/01/14	255,000	271,986
5.250% 08/01/16	780,000	830,825
Series 2004 D, 5.000% 08/01/24	3,620,000	3,743,478
OR Elderly & Disabled Housing
Series 2001 B, 4.950% 08/01/20	985,000	991,393
OR State
Series 1980, 9.200% 10/01/08	385,000	387,529
Series 2002 A, 5.250% 10/15/15	1,735,000	1,881,573

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Municipal Bonds (continued)
	Par ($)	Value ($)
OR Veterans Welfare
Series 2000 80A, 5.700% 10/01/32	1,375,000	1,391,349
PR Commonwealth of Puerto Rico Aqueduct and Sewer Authority
Series 2004 A, 5.000% 07/01/30	1,000,000	1,011,060
PR Commonwealth of Puerto Rico
Series 2006 A, 5.250% 07/01/23	1,000,000	996,870
State General Obligations Total		12,627,471
Tax-Backed Total		165,549,579
Transportation – 0.8%
Airports – 0.2%
OR Port of Portland International Airport
Series 1998 12B, Insured: FGIC 5.250% 07/01/12	1,000,000	1,016,140
Airports Total		1,016,140
Ports – 0.6%
OR Port of Morrow
Series 2007: 4.875% 06/01/20	750,000	709,162
5.000% 06/01/25	1,000,000	915,940
OR Port of St. Helens
Series 1999: 5.600% 08/01/14	315,000	315,287
5.750% 08/01/19	425,000	421,919
Ports Total		2,362,308
Transportation Total		3,378,448
Utilities – 8.7%
Independent Power Producers – 0.8%
OR Western Generation Agency
Series 2006 A, 5.000% 01/01/21	3,000,000	2,585,460
Wauna Cogeneration Project, Series 2006 A, 5.000% 01/01/20	1,000,000	874,410
Independent Power Producers Total		3,459,870
Investor Owned – 2.2%
OR Port of St. Helens Pollution Control
Portland General Electric Co.: Series 1985 A, 4.800% 04/01/10	5,195,000	5,211,468

	Par ($)	Value ($)
Series 1985 B, 4.800% 06/01/10	3,500,000	3,512,145
Investor Owned Total		8,723,613
Municipal Electric – 3.1%
OR Emerald Peoples Utility District
Series 1996, Insured: FGIC: 7.350% 11/01/10	2,160,000	2,353,191
7.350% 11/01/11	2,000,000	2,241,300
7.350% 11/01/12	2,490,000	2,864,695
7.350% 11/01/13	2,675,000	3,138,578
Series 2003 A, Insured: FSA 5.250% 11/01/20	605,000	647,719
OR Eugene Electric Utilities System
Series 2001 B, Insured: FSA 5.250% 08/01/13	1,040,000	1,103,866
Municipal Electric Total		12,349,349
Water & Sewer – 2.6%
OR Myrtle Point Water
Series 2000, 6.000% 12/01/20	510,000	526,866
OR Portland Water Systems Revenue
Series 2006 B, 5.000% 10/01/16	5,330,000	5,916,566
OR Sheridan Water
Series 1998, 5.350% 04/01/18	300,000	300,045
Series 2000:
6.200% 05/01/15	625,000	638,238
6.450% 05/01/20	520,000	529,823
OR Washington County Housing Authority
Clean Water Services Sewer, Series 2004 Lien, Insured: MBIA 5.000% 10/01/13	2,310,000	2,529,334
Water & Sewer Total		10,440,872
Utilities Total		34,973,704
Total Municipal Bonds (cost of $379,576,424)		388,956,045

See Accompanying Notes to Financial Statements.

Columbia Oregon Intermediate Municipal Bond Fund

August 31, 2008

Investment Company – 1.6%
	Shares	Value ($)
Dreyfus Tax- Exempt Cash Management Fund (7 day yield of 1.690%)	6,338,820	6,338,820
Total Investment Company (cost of $6,338,820)		6,338,820
Short-Term Obligations – 0.1%
	Par ($)
Variable Rate Demand Notes (d) – 0.1%
OK Development Finance Authority
Integris Baptist Medical Center, Series 2007 A-3, SPA: JPMorgan Chase Bank 2.350% 08/15/33	400,000	400,000
WI University Hospitals & Clinics
Series 2008 B, LOC: U.S. Bank N.A. 2.300% 04/01/34	100,000	100,000
Total Variable Rate Demand Notes		500,000
Total Short-Term Obligations (cost of $500,000)		500,000
Total Investments – 99.0% (cost of $386,415,244) (e)		395,794,865
Other Assets & Liabilities, Net – 1.0%		3,994,302
Net Assets – 100.0%		399,789,167

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At August 31, 2008, the value of this security amounted to $3,276,071, which represents 0.8% of net assets.

Security	Acquisition Date	Acquisition Cost
OR Health, Housing, Educational & Cultural Facilities Authority, Goodwill Industries Lane County, Series 1998 A, 6.650% 11/15/22	06/17/98	$3,635,000

(c)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d)  Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of August 31, 2008.

(e)  Cost for federal income tax purposes is $386,264,923.

At August 31, 2008, the composition of the Fund by revenue source is as follows:

Holdings By Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	41.4
Refunded/Escrowed	24.1
Utilities	8.7
Health Care	8.0
Housing	5.1
Education	4.9
Other Revenue	2.7
Other	1.1
Transportation	0.8
Industrial	0.5
97.3
Investment Company	1.6
Short-Term Obligations	0.1
Other Assets & Liabilities, Net	1.0
100.0

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FSA	Financial Security Assurance, Inc.

IBC	Insured Bond Certificates

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Conservative High Yield Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes – 93.0%
	Par ($)	Value ($)
Basic Materials – 11.1%
Chemicals – 3.4%
Agricultural Chemicals – 1.2%
Mosaic Co.
7.625% 12/01/16 (a)	4,440,000	4,669,242
Terra Capital, Inc.
7.000% 02/01/17	2,075,000	2,017,937
		6,687,179
Chemicals-Diversified – 1.6%
Huntsman International LLC
6.875% 11/15/13 (a)	1,975,000	2,535,246
7.875% 11/15/14	3,395,000	3,157,350
NOVA Chemicals Corp.
6.500% 01/15/12	3,610,000	3,312,175
		9,004,771
Chemicals-Specialty – 0.6%
Chemtura Corp.
6.875% 06/01/16	4,300,000	3,633,500
		3,633,500
Chemicals Total		19,325,450
Forest Products & Paper – 2.0%
Paper & Related Products – 2.0%
Cascades, Inc.
7.250% 02/15/13	3,705,000	3,130,725
Domtar Corp.
7.125% 08/15/15	3,840,000	3,705,600
Georgia-Pacific Corp.
8.000% 01/15/24	3,965,000	3,627,975
NewPage Corp.
10.000% 05/01/12	1,210,000	1,173,700
		11,638,000
Forest Products & Paper Total		11,638,000
Iron/Steel – 2.9%
Steel-Producers – 2.9%
Russel Metals, Inc.
6.375% 03/01/14	6,410,000	6,025,400
Steel Dynamics, Inc.
7.750% 04/15/16 (a)	6,535,000	6,379,794
United States Steel Corp.
7.000% 02/01/18	4,185,000	4,097,450
		16,502,644
Iron/Steel Total		16,502,644

	Par ($)	Value ($)
Metals & Mining – 2.8%
Diversified Minerals – 1.0%
FMG Finance Ltd.
10.625% 09/01/16 (a)	4,885,000	5,471,200
		5,471,200
Metal-Diversified – 1.8%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	9,810,000	10,398,600
		10,398,600
Metals & Mining Total		15,869,800
Basic Materials Total		63,335,894
Communications – 14.0%
Media – 7.6%
Broadcast Services/Programs – 0.7%
Liberty Media LLC
8.250% 02/01/30	4,745,000	4,010,175
		4,010,175
Cable TV – 4.4%
Charter Communications Holdings II LLC
10.250% 09/15/10	2,875,000	2,760,000
CSC Holdings, Inc.
7.625% 04/01/11	4,485,000	4,507,425
DirecTV Holdings LLC
6.375% 06/15/15	8,895,000	8,383,537
EchoStar DBS Corp.
6.625% 10/01/14	7,085,000	6,518,200
7.000% 10/01/13	3,000,000	2,850,000
		25,019,162
Multimedia – 1.8%
Lamar Media Corp.
7.250% 01/01/13	6,163,000	5,854,850
Quebecor Media, Inc.
7.750% 03/15/16	4,765,000	4,479,100
		10,333,950
Publishing-Periodicals – 0.7%
Idearc, Inc.
8.000% 11/15/16	3,190,000	1,443,475
R.H. Donnelley Corp.
8.875% 10/15/17	5,550,000	2,858,250
		4,301,725
Media Total		43,665,012

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Telecommunication Services – 6.4%
Satellite Telecommunications – 0.5%
Intelsat Bermuda Ltd.
9.250% 06/15/16 (a)	2,820,000	2,791,800
		2,791,800
Telecommunication Equipment – 0.9%
Lucent Technologies, Inc.
6.450% 03/15/29	7,325,000	5,090,875
		5,090,875
Telecommunication Services – 0.5%
Time Warner Telecom Holdings, Inc.
9.250% 02/15/14	3,090,000	3,132,488
		3,132,488
Telephone-Integrated – 4.5%
Citizens Communications Co.
7.875% 01/15/27	6,775,000	5,826,500
Qwest Communications International, Inc.
7.500% 02/15/14	440,000	400,400
Qwest Corp.
7.500% 10/01/14	1,775,000	1,646,312
8.875% 03/15/12	9,620,000	9,692,150
Windstream Corp.
7.000% 03/15/19	5,205,000	4,554,375
8.625% 08/01/16	3,505,000	3,469,950
		25,589,687
Telecommunication Services Total		36,604,850
Communications Total		80,269,862
Consumer Cyclical – 9.4%
Apparel – 0.6%
Apparel Manufacturers – 0.6%
Levi Strauss & Co.
9.750% 01/15/15	3,570,000	3,217,462
		3,217,462
Apparel Total		3,217,462
Auto Parts & Equipment – 1.7%
Auto/Truck Parts & Equipment-Original – 0.9%
ArvinMeritor, Inc.
8.125% 09/15/15	1,540,000	1,278,200
TRW Automotive, Inc.
7.000% 03/15/14 (a)	4,305,000	3,788,400
		5,066,600

	Par ($)	Value ($)
Auto/Truck Parts & Equipment-Replacement – 0.2%
Commercial Vehicle Group, Inc.
8.000% 07/01/13	1,365,000	1,180,725
		1,180,725
Rubber-Tires – 0.6%
Goodyear Tire & Rubber Co.
8.625% 12/01/11	1,055,000	1,086,650
9.000% 07/01/15	2,256,000	2,318,040
		3,404,690
Auto Parts & Equipment Total		9,652,015
Entertainment – 0.8%
Music – 0.8%
Steinway Musical Instruments, Inc.
7.000% 03/01/14 (a)	2,590,000	2,318,050
WMG Acquisition Corp.
7.375% 04/15/14	2,775,000	2,192,250
		4,510,300
Entertainment Total		4,510,300
Home Builders – 0.8%
Building-Residential/Commercial – 0.8%
KB Home
5.875% 01/15/15	5,425,000	4,448,500
		4,448,500
Home Builders Total		4,448,500
Leisure Time – 0.6%
Cruise Lines – 0.6%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	3,610,000	3,181,313
		3,181,313
Leisure Time Total		3,181,313
Lodging – 2.6%
Casino Hotels – 1.3%
MGM Mirage
7.500% 06/01/16	7,115,000	5,798,725
Pinnacle Entertainment, Inc.
7.500% 06/15/15	2,030,000	1,573,250
		7,371,975
Gambling (Non-Hotel) – 1.3%
Mashantucket Western Pequot Tribe
8.500% 11/15/15 (a)	5,135,000	3,748,550
Seminole Indian Tribe of Florida
7.804% 10/01/20 (a)	4,105,000	3,971,259
		7,719,809
Lodging Total		15,091,784

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Retail – 1.8%
Retail-Apparel/Shoe – 0.6%
Phillips-Van Heusen Corp.
7.250% 02/15/11	3,455,000	3,455,000
		3,455,000
Retail-Automobiles – 0.4%
AutoNation, Inc.
4.791% 04/15/13 (b)	980,000	808,500
7.000% 04/15/14	1,635,000	1,414,275
		2,222,775
Retail-Propane Distributors – 0.8%
AmeriGas Partners LP
7.125% 05/20/16	4,380,000	4,073,400
7.250% 05/20/15	835,000	791,162
		4,864,562
Retail Total		10,542,337
Textiles – 0.5%
Textile-Products – 0.5%
INVISTA
9.250% 05/01/12 (a)	2,965,000	2,946,469
		2,946,469
Textiles Total		2,946,469
Consumer Cyclical Total		53,590,180
Consumer Non-Cyclical – 11.0%
Agriculture – 0.6%
Tobacco – 0.6%
Reynolds American, Inc.
7.625% 06/01/16	3,440,000	3,567,211
		3,567,211
Agriculture Total		3,567,211
Beverages – 0.8%
Beverages-Non-Alcoholic – 0.0%
Cott Beverages, Inc.
8.000% 12/15/11	45,000	37,800
		37,800
Beverages-Wine/Spirits – 0.8%
Constellation Brands, Inc.
8.125% 01/15/12	4,595,000	4,595,000
		4,595,000
Beverages Total		4,632,800

	Par ($)	Value ($)
Biotechnology – 0.7%
Medical-Biomedical/Gene – 0.7%
Bio-Rad Laboratories, Inc.
7.500% 08/15/13	3,790,000	3,790,000
		3,790,000
Biotechnology Total		3,790,000
Commercial Services – 2.3%
Commercial Services – 0.5%
Iron Mountain, Inc.
8.000% 06/15/20	2,860,000	2,781,350
		2,781,350
Funeral Services & Related Items – 0.6%
Service Corp. International
6.750% 04/01/16	700,000	644,000
7.375% 10/01/14	2,750,000	2,681,250
		3,325,250
Private Corrections – 1.2%
Corrections Corp. of America
7.500% 05/01/11	7,105,000	7,158,288
		7,158,288
Commercial Services Total		13,264,888
Food – 1.1%
Food-Dairy Products – 0.3%
Dean Foods Co.
7.000% 06/01/16	1,740,000	1,609,500
		1,609,500
Food-Meat Products – 0.4%
Smithfield Foods, Inc.
7.750% 07/01/17	2,790,000	2,497,050
		2,497,050
Food-Miscellaneous/Diversified – 0.4%
Del Monte Corp.
6.750% 02/15/15	2,135,000	2,006,900
		2,006,900
Food Total		6,113,450
Healthcare Products – 0.7%
Medical Products – 0.7%
Biomet, Inc.
PIK,
10.375% 10/15/17	3,625,000	3,806,250
		3,806,250
Healthcare Products Total		3,806,250

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Healthcare Services – 3.1%
Medical-Hospitals – 3.1%
Community Health Systems, Inc.
8.875% 07/15/15	1,575,000	1,590,750
HCA, Inc.
9.250% 11/15/16	3,850,000	3,960,687
PIK,
9.625% 11/15/16	12,380,000	12,488,325
		18,039,762
Healthcare Services Total		18,039,762
Household Products/Wares – 0.5%
Consumer Products-Miscellaneous – 0.5%
American Greetings Corp.
7.375% 06/01/16	2,965,000	2,816,750
		2,816,750
Household Products/Wares Total		2,816,750
Pharmaceuticals – 1.2%
Medical-Drugs – 0.5%
Elan Finance PLC
8.875% 12/01/13	3,285,000	2,915,438
		2,915,438
Pharmacy Services – 0.7%
Omnicare, Inc.
6.750% 12/15/13	4,380,000	4,106,250
		4,106,250
Pharmaceuticals Total		7,021,688
Consumer Non-Cyclical Total		63,052,799
Energy – 15.2%
Coal – 1.5%
Arch Western Finance LLC
6.750% 07/01/13	5,850,000	5,835,375
Massey Energy Co.
6.875% 12/15/13	2,690,000	2,629,475
		8,464,850
Coal Total		8,464,850
Oil & Gas – 9.3%
Oil & Gas Drilling – 0.9%
Pride International, Inc.
7.375% 07/15/14	4,870,000	4,943,050
		4,943,050

	Par ($)	Value ($)
Oil Companies-Exploration & Production – 7.8%
Chesapeake Energy Corp.
6.375% 06/15/15	9,810,000	9,123,300
Cimarex Energy Co.
7.125% 05/01/17	2,730,000	2,661,750
Compton Petroleum Corp.
7.625% 12/01/13	3,850,000	3,614,187
KCS Energy, Inc.
7.125% 04/01/12	2,755,000	2,603,475
Newfield Exploration Co.
6.625% 09/01/14	6,095,000	5,736,919
OPTI Canada, Inc.
8.250% 12/15/14	6,310,000	6,302,112
PetroHawk Energy Corp.
7.875% 06/01/15 (a)	1,860,000	1,734,450
Pioneer Natural Resources Co.
5.875% 07/15/16	3,330,000	2,919,944
Quicksilver Resources, Inc.
7.125% 04/01/16	4,770,000	4,149,900
Range Resources Corp.
7.500% 05/15/16	2,625,000	2,598,750
Southwestern Energy Co.
7.500% 02/01/18 (a)	3,180,000	3,251,550
		44,696,337
Oil Refining & Marketing – 0.6%
Tesoro Corp.
6.625% 11/01/15	4,350,000	3,773,625
		3,773,625
Oil & Gas Total		53,413,012
Pipelines – 4.4%
Atlas Pipeline Partners LP
8.125% 12/15/15	3,700,000	3,533,500
Colorado Interstate Gas Co.
6.800% 11/15/15	1,342,000	1,355,935
El Paso Corp.
6.875% 06/15/14	1,750,000	1,733,615
7.250% 06/01/18	2,640,000	2,593,800
El Paso Performance-Linked Trust
7.750% 07/15/11 (a)	6,175,000	6,242,913
Kinder Morgan Finance Co. ULC
5.700% 01/05/16	4,200,000	3,890,250
MarkWest Energy Partners LP
6.875% 11/01/14	5,900,000	5,546,000
		24,896,013
Pipelines Total		24,896,013
Energy Total		86,773,875

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Financials – 3.7%
Capital Markets – 0.8%
Investment Management/Advisor Service – 0.8%
Nuveen Investments (Term Loan)
5.469% 11/13/14 (b)(c)	2,591,793	2,393,521
5.472% 11/13/14 (b)(c)	2,267,819	2,094,330
Nuveen Investments (Term Loan II)
5.469% 11/15/14 (b)(c)	127,889	118,105
		4,605,956
Capital Markets Total		4,605,956
Diversified Financial Services – 1.6%
Finance-Auto Loans – 0.7%
GMAC LLC
8.000% 11/01/31	7,220,000	3,894,100
		3,894,100
Finance-Investment Banker/Broker – 0.5%
E*Trade Financial Corp.
7.375% 09/15/13	3,185,000	2,723,175
		2,723,175
Special Purpose Entity – 0.4%
Goldman Sachs Capital II
5.793% 12/29/49 (b)	4,060,000	2,516,347
		2,516,347
Diversified Financial Services Total		9,133,622
Insurance – 0.5%
Property/Casualty Insurance – 0.5%
Crum & Forster Holdings Corp.
7.750% 05/01/17	3,145,000	2,885,538
		2,885,538
Insurance Total		2,885,538
Real Estate Investment Trusts (REITs) – 0.8%
REITS-Hotels – 0.8%
Host Marriott LP
6.375% 03/15/15	5,485,000	4,771,950
		4,771,950
Real Estate Investment Trusts (REITs) Total		4,771,950
Financials Total		21,397,066
Industrial – 17.0%
Aerospace & Defense – 2.5%
Aerospace/Defense-Equipment – 1.1%
BE Aerospace, Inc.
8.500% 07/01/18	1,745,000	1,819,162

	Par ($)	Value ($)
DRS Technologies, Inc.
6.625% 02/01/16	4,385,000	4,516,550
		6,335,712
Electronics-Military – 1.4%
L-3 Communications Corp.
5.875% 01/15/15	4,340,000	4,090,450
6.375% 10/15/15	4,190,000	4,011,925
		8,102,375
Aerospace & Defense Total		14,438,087
Electrical Components & Equipment – 1.2%
Wire & Cable Products – 1.2%
Belden, Inc.
7.000% 03/15/17	3,855,000	3,642,975
General Cable Corp.
5.166% 04/01/15 (b)	1,535,000	1,327,775
7.125% 04/01/17	1,870,000	1,776,500
		6,747,250
Electrical Components & Equipment Total		6,747,250
Electronics – 0.5%
Electronic Components-Miscellaneous – 0.5%
Flextronics International Ltd.
5.038% 10/01/14 (b)(c)	43,067	39,070
5.041% 10/01/14 (b)(c)	276,088	250,464
5.041% 10/01/14 (b)(c)	15,306	13,885
5.041% 10/01/14 (b)(c)	902,414	818,659
6.250% 11/15/14	1,260,000	1,162,350
Flextronics International Ltd. (Term Loan)
5.038% 10/01/14 (b)(c)	35,307	32,030
5.041% 10/01/14 (b)(c)	166,992	151,493
5.041% 10/01/14 (b)(c)	545,826	495,167
		2,963,118
Electronics Total		2,963,118
Environmental Control – 1.6%
Non-Hazardous Waste Disposal – 1.6%
Allied Waste North America, Inc.
7.125% 05/15/16	8,795,000	8,882,950
		8,882,950
Environmental Control Total		8,882,950
Machinery-Construction & Mining – 1.1%
Machinery-Construction & Mining – 1.1%
Terex Corp.
8.000% 11/15/17	6,285,000	6,206,438
		6,206,438
Machinery-Construction & Mining Total		6,206,438

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Machinery-Diversified – 1.5%
Machinery-General Industry – 1.5%
Manitowoc Co., Inc.
7.125% 11/01/13	3,445,000	3,221,075
Westinghouse Air Brake Technologies Corp.
6.875% 07/31/13	5,565,000	5,565,000
		8,786,075
Machinery-Diversified Total		8,786,075
Miscellaneous Manufacturing – 2.3%
Diversified Manufacturing Operators – 1.8%
Bombardier, Inc.
6.300% 05/01/14 (a)	6,415,000	6,158,400
Koppers Holdings, Inc.
(d) 11/15/14
(9.875% 11/15/09)	980,000	872,200
Trinity Industries, Inc.
6.500% 03/15/14	3,385,000	3,249,600
		10,280,200
Miscellaneous Manufacturing – 0.5%
American Railcar Industries, Inc.
7.500% 03/01/14	3,335,000	3,084,875
		3,084,875
Miscellaneous Manufacturing Total		13,365,075
Packaging & Containers – 2.5%
Containers-Metal/Glass – 2.5%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	4,715,000	4,832,875
Owens-Illinois, Inc.
7.500% 05/15/10	4,555,000	4,657,488
Silgan Holdings, Inc.
6.750% 11/15/13	5,050,000	4,747,000
		14,237,363
Packaging & Containers Total		14,237,363
Transportation – 3.8%
Transportation-Marine – 2.5%
Navios Maritime Holdings, Inc.
9.500% 12/15/14	2,915,000	2,783,825
Stena AB
7.500% 11/01/13	4,930,000	4,806,750
Teekay Corp.
8.875% 07/15/11	6,296,000	6,539,970
		14,130,545
Transportation-Railroad – 0.5%
Kansas City Southern de Mexico SA de CV
7.375% 06/01/14	2,780,000	2,710,500
		2,710,500

	Par ($)	Value ($)
Transportation-Services – 0.8%
Bristow Group, Inc.
6.125% 06/15/13	805,000	756,700
7.500% 09/15/17	3,500,000	3,360,000
CHC Helicopter Corp.
7.375% 05/01/14	695,000	722,800
		4,839,500
Transportation Total		21,680,545
Industrial Total		97,306,901
Technology – 0.6%
Semiconductors – 0.6%
Electronic Components-Semiconductors – 0.6%
Freescale Semiconductor, Inc.
PIK, 9.125% 12/15/14	4,620,000	3,603,600
		3,603,600
Semiconductors Total		3,603,600
Technology Total		3,603,600
Utilities – 11.0%
Electric – 11.0%
Electric-Generation – 4.3%
AES Corp.
7.750% 03/01/14	3,790,000	3,771,050
8.000% 10/15/17	3,135,000	3,087,975
Edison Mission Energy
7.000% 05/15/17	11,040,000	10,570,800
Intergen NV
9.000% 06/30/17 (a)	7,210,000	7,354,200
		24,784,025
Electric-Integrated – 2.4%
CMS Energy Corp.
6.875% 12/15/15	2,640,000	2,589,600
Ipalco Enterprises, Inc.
7.250% 04/01/16 (a)	3,560,000	3,568,900
TXU Energy Co. LLC
5.961% 10/10/14 (b)(c)	482,857	449,996
6.234% 10/10/14 (b)(c)	2,925,714	2,726,602
6.478% 10/10/14 (b)(c)	1,008,096	939,488
PIK, 6.234% 10/10/ 14 (b)(c)	3,523,333	3,276,700
		13,551,286

See Accompanying Notes to Financial Statements.

Columbia Conservative High Yield Fund

August 31, 2008

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Independent Power Producer – 4.3%
Dynegy Holdings, Inc.
7.125% 05/15/18	5,905,000	5,137,350
Mirant North America LLC
7.375% 12/31/13	6,425,000	6,376,812
NRG Energy, Inc.
7.250% 02/01/14	2,545,000	2,510,006
7.375% 02/01/16	2,750,000	2,715,625
7.375% 01/15/17	1,735,000	1,695,963
NSG Holdings LLC/NSG Holdings, Inc.
7.750% 12/15/25 (a)	5,270,000	5,059,200
Reliant Energy, Inc.
7.875% 06/15/17	1,410,000	1,360,650
		24,855,606
Electric Total		63,190,917
Utilities Total		63,190,917
Total Corporate Fixed-Income Bonds & Notes (cost of $568,166,083)		532,521,094
Municipal Bond – 0.5%
Virginia – 0.5%
VA Tobacco Settlement Financing Corp.
Series 2007 A1,
6.706% 06/01/46	3,635,000	2,863,290
Virginia Total		2,863,290
Total Municipal Bond (cost of $3,634,639)		2,863,290
Short-Term Obligation – 5.1%
Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08 at 2.000%, collateralized by a U.S. Government Agency Obligation maturing 05/06/10, market value $29,660,824 (repurchase proceeds $29,085,462)	29,079,000	29,079,000
Total Short-Term Obligation (cost of $29,079,000)		29,079,000
Total Investments – 98.6% (cost of $600,879,722) (e)		564,463,384
Other Assets & Liabilities, Net – 1.4%		8,253,756
Net Assets – 100.0%		572,717,140

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2008, these securities, which are not illiquid except for the following, amounted to $71,989,623, which represents 12.6% of net assets.

Security	Acquisition Dates	Par	Cost	Value
Seminole Indian
Tribe of Florida	09/26/07–
7.804% 10/01/20	10/04/07	$4,105,000	$4,167,863	$3,971,259

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2008.

(c)  Loan participation agreement.

(d)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(e)  Cost for federal income tax purposes is $602,542,679.

At August 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Industrial	17.0
Energy	15.2
Communications	14.0
Basic Materials	11.1
Utilities	11.0
Consumer Non-Cyclical	11.0
Consumer Cyclical	9.4
Financials	3.7
Technology	0.6
Municipal Bond	0.5
93.5
Short-Term Obligation	5.1
Other Assets & Liabilities, Net	1.4
100.0

Forward foreign currency exchange contract outstanding on August 31, 2008:

Forward Currency Contract to Sell		Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$	2,475,590	$2,473,315	09/29/08	$(2,275)

Acronym	Name
EUR	Euro

PIK	Payment-In-Kind

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Funds
August 31, 2008

	($)	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Real Estate Equity Fund	Columbia Technology Fund
Assets
Investments, at identified cost	894,288,341	1,225,190,132	371,669,774	258,288,359	392,065,103
Investments, at value	891,419,964	1,399,967,798	416,951,025	318,214,709	413,445,977
Cash	591	367	907	505	239
Foreign currency (cost of $506,522, $—, $—, $—, $—, $522,991, $—, $— and $—, respectively)	506,490	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	7,297,653	—	—	—	—
Receivable for:
Investments sold	15,741,970	7,973,199	—	—	1,440,779
Capital stock sold	501,403	1,527,941	3,927,306	604,556	1,494,805
Interest	574	2,216	4,131	1,879	3,894
Dividends	1,830,449	946,736	137,549	263,237	86,706
Futures variation margin	—	—	—	—	—
Foreign tax reclaims	1,169,995	8,677	—	—	4,339
Expense reimbursement due from investment advisor	—	—	—	—	—
Trustees' deferred compensation plan	117,225	67,392	21,010	38,802	16,350
Other assets	8,414	9,725	1,495	6,090	1,794
Total Assets	918,594,728	1,410,504,051	421,043,423	319,129,778	416,494,883
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	12,239,313	—	—	—	—
Written options at value (premium $153,683, $128,030, $—, $—, $—, $—, $—, $— and $—, respectively)	16,592	107,730	—	—	—
Payable for:
Investments purchased	15,555,839	—	10,799,669	—	14,014,602
Investments purchased on a delayed delivery basis	—	—	—	—	—
Capital stock redeemed	526,332	725,255	178,501	264,388	553,571
Distributions	—	—	—	—	—
Investment advisory fee	654,539	912,496	291,865	201,359	291,187
Administration fee	—	—	—	—	—
Transfer agent fee	168,728	273,173	121,036	154,978	124,855
Pricing and bookkeeping fees	13,611	12,505	8,583	7,725	8,965
Merger costs	—	—	—	48,043	—
Trustees' fees	270	55,773	270	270	3,620
Audit fee	45,656	43,695	39,647	38,137	24,174
Distribution and service fees	77,207	45,646	17,628	16,093	75,365
Custody fee	75,985	7,270	4,050	1,900	7,184
Reports to shareholders	78,097	62,497	21,998	29,998	7,379
Interest expense	67	—	—	—	—
Chief compliance officer expenses	164	188	121	120	194
Trustees' deferred compensation plan	117,225	67,392	21,010	38,802	16,350
Other liabilities	22,168	25,927	15,741	128,592	24,610
Total Liabilities	29,591,793	2,339,547	11,520,119	930,405	15,152,056
Net Assets	889,002,935	1,408,164,504	409,523,304	318,199,373	401,342,827
Net Assets Consist of
Paid-in capital	925,121,283	1,215,333,222	376,677,394	240,640,105	426,375,923
Undistributed (Overdistributed) net investment income	2,368,803	—	—	1,348,655	—
Accumulated net investment loss	—	(63,002)	(33,301)	—	(18,676)
Accumulated net realized gain (loss)	(30,758,246)	18,096,777	(12,402,040)	16,284,536	(46,395,064)
Unrealized appreciation (depreciation) on:
Investments	(2,868,377)	174,777,666	45,281,251	59,926,350	21,380,874
Foreign currency translations	(4,997,619)	(459)	—	(273)	(230)
Futures contracts	—	—	—	—	—
Written options	137,091	20,300	—	—	—
Net Assets	889,002,935	1,408,164,504	409,523,304	318,199,373	401,342,827

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Strategic Investor Fund	Columbia Balanced Fund	Columbia Intermediate Municipal Bond Fund	Oregon Columbia Conservative High Yield Fund
Assets
Investments, at identified cost	898,606,775	182,217,956	386,415,244	600,879,722
Investments, at value	1,057,701,895	197,171,370	395,794,865	564,463,384
Cash	1,071,700	745	85,470	12,380
Foreign currency (cost of $506,522, $—, $—, $—, $—, $522,991, $—, $— and $—, respectively)	523,114	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	—
Receivable for:
Investments sold	10,413,408	940,783	—	—
Capital stock sold	318,222	2,960,441	378,967	145,916
Interest	1,104	642,264	4,553,720	11,643,414
Dividends	1,347,991	166,489	—	—
Futures variation margin	—	2,344	—	—
Foreign tax reclaims	26,193	—	—	—
Expense reimbursement due from investment advisor	73,161	—	18,335	—
Trustees' deferred compensation plan	84,969	22,369	27,090	62,235
Other assets	7,469	1,305	2,307	4,933
Total Assets	1,071,569,226	201,908,110	400,860,754	576,332,262
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,275
Written options at value (premium $153,683, $128,030, $—, $—, $—, $—, $—, $— and $—, respectively)	—	—	—	—
Payable for:
Investments purchased	11,800,463	1,333,385	—	—
Investments purchased on a delayed delivery basis	—	2,478,080	—	—
Capital stock redeemed	1,035,400	254,205	369,223	851,006
Distributions	—	9	365,217	1,896,033
Investment advisory fee	512,239	84,386	167,932	301,176
Administration fee	133,353	—	—	—
Transfer agent fee	352,376	35,486	48,185	199,891
Pricing and bookkeeping fees	12,591	8,543	12,823	13,755
Merger costs	—	—	—	—
Trustees' fees	270	3,853	270	12,917
Audit fee	41,300	39,804	41,700	44,342
Distribution and service fees	112,880	11,796	6,798	71,641
Custody fee	13,313	3,729	2,367	3,434
Reports to shareholders	244,300	21,600	10,697	90,777
Interest expense	—	—	—	—
Chief compliance officer expenses	168	133	123	152
Trustees' deferred compensation plan	84,969	22,369	27,090	62,235
Other liabilities	22,715	25,696	19,162	65,488
Total Liabilities	14,366,337	4,323,074	1,071,587	3,615,122
Net Assets	1,057,202,889	197,585,036	399,789,167	572,717,140
Net Assets Consist of
Paid-in capital	970,366,142	182,670,442	390,318,469	681,995,821
Undistributed (Overdistributed) net investment income	2,664,833	887,913	119,582	—
Accumulated net investment loss	—	—	—	(1,361,166)
Accumulated net realized gain (loss)	(74,917,030)	(927,433)	(28,505)	(71,495,673)
Unrealized appreciation (depreciation) on:
Investments	159,095,120	14,953,414	9,379,621	(36,416,338)
Foreign currency translations	(6,176)	—	—	(5,504)
Futures contracts	—	700	—	—
Written options	—	—	—	—
Net Assets	1,057,202,889	197,585,036	399,789,167	572,717,140

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (continued) – Columbia Funds
August 31, 2008

	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Real Estate Equity Fund	Columbia Technology Fund
Class A
Net assets	$218,484,379	$63,336,916	$44,184,151	$22,320,968	$137,181,160
Shares outstanding	15,587,117	2,698,878	1,588,315	1,611,351	14,109,894
Net asset value per share (a)(b)	$14.02	$23.47	$27.82	$13.85	$9.72
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (c)	$14.88	$24.90	$29.52	$14.69	$10.31
Class B
Net assets	$13,580,072	$15,829,287	$2,812,275	$7,123,301	$10,812,419
Shares outstanding	998,131	708,278	102,674	514,165	1,152,094
Net asset value and offering price per share (a)(b)	$13.61	$22.35	$27.39	$13.85	$9.39
Class C
Net assets	$19,946,039	$13,540,038	$8,381,702	$6,461,795	$44,465,931
Shares outstanding	1,458,572	604,175	306,210	467,426	4,724,876
Net asset value and offering price per share (a)(b)	$13.68	$22.41	$27.37	$13.82	$9.41
Class R
Net assets	—	$1,800,401	—	—	—
Shares outstanding	—	77,216	—	—	—
Net asset value and offering price per share	—	$23.32	—	—	—
Class T
Net assets	—	$26,801,314	—	—	—
Shares outstanding	—	1,141,272	—	—	—
Net asset value per share (a)	—	$23.48	—	—	—
Maximum sales charge	—	5.75%	—	—	—
Maximum offering price per share (c)	—	$24.91	—	—	—
Class Z
Net assets	$636,992,445	$1,286,856,548	$354,145,176	$282,293,309	$208,883,317
Shares outstanding	45,025,625	53,792,659	12,654,756	20,340,912	21,184,051
Net asset value and offering price per share (b)	$14.15	$23.92	$27.99	$13.88	$9.86

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

	Columbia Strategic Investor Fund	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Class A
Net assets	$225,418,046	$10,712,125	$10,210,335	$68,495,971
Shares outstanding	12,513,666	445,710	845,830	9,005,555
Net asset value per share (a)(b)	$18.01	$24.03	$12.07	$7.61
Maximum sales charge	5.75%	5.75%	3.25%	4.75%
Maximum offering price per share (c)	$19.11	$25.50	$12.48	$7.99
Class B
Net assets	$42,228,748	$7,550,654	$569,691	$38,175,259
Shares outstanding	2,419,965	314,759	47,194	5,019,125
Net asset value and offering price per share (a)(b)	$17.45	$23.99	$12.07	$7.61
Class C
Net assets	$34,207,701	$3,209,124	$7,846,650	$23,002,554
Shares outstanding	1,959,503	133,756	650,023	3,024,289
Net asset value and offering price per share (a)(b)	$17.46	$23.99	$12.07	$7.61
Class R
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value and offering price per share	—	—	—	—
Class T
Net assets	—	—	—	—
Shares outstanding	—	—	—	—
Net asset value per share (a)	—	—	—	—
Maximum sales charge	—	—	—	—
Maximum offering price per share (c)	—	—	—	—
Class Z
Net assets	$755,348,394	$176,113,133	$381,162,491	$443,043,356
Shares outstanding	41,820,462	7,332,616	31,575,800	58,249,414
Net asset value and offering price per share (b)	$18.06	$24.02	$12.07	$7.61

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Funds
For the Year Ended August 31, 2008

	($)	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Real Estate Equity Fund	Columbia Technology Fund
Investment Income
Dividends	41,792,372	9,351,839	1,171,330	10,423,065	2,195,550
Interest	288,797	1,231,004	538,902	255,242	518,398
Foreign taxes withheld	(3,259,799)	(97,258)	(10,018)	(33,340)	(106,243)
Total Income	38,821,370	10,485,585	1,700,214	10,644,967	2,607,705
Expenses
Investment advisory fee	9,758,481	11,479,270	2,697,664	2,487,144	3,420,420
Administration fee	—	—	—	—	—
Distribution fee:
Class B	162,402	136,227	14,483	60,606	87,526
Class C	190,905	85,586	35,924	52,295	365,013
Class R	—	6,112	—	—	—
Service fee:
Class A	674,364	144,006	71,263	55,648	366,273
Class B	53,986	45,409	4,829	20,202	29,176
Class C	63,635	28,534	11,977	17,432	121,670
Shareholder services fee—Class T	—	86,631	—	—	—
Transfer agent fee	1,571,126	1,753,170	409,809	479,105	526,821
Pricing and bookkeeping fees	155,447	148,795	92,484	91,127	105,410
Trustees' fees	74,038	72,919	25,033	32,842	30,466
Custody fee	521,947	56,915	31,168	9,164	33,206
Merger costs	—	—	—	48,043	—
Chief compliance officer expenses	996	1,113	705	702	926
Other expenses	437,089	495,286	226,349	282,009	255,091
Expenses before interest expense	13,664,416	14,539,973	3,621,688	3,636,319	5,341,998
Interest expense	6,239	391	—	1,427	—
Total Expenses	13,670,655	14,540,364	3,621,688	3,637,746	5,341,998
Fees waived or expenses reimbursed by investment advisor	—	—	—	—	—
Fees waived by distributor—Class C	—	—	—	—	—
Fees waived by transfer agent	(1,038,623)	—	—	—	—
Expense reductions	(40,679)	(20,404)	(6,640)	(10,411)	(5,548)
Net Expenses	12,591,353	14,519,960	3,615,048	3,627,335	5,336,450
Net Investment Income (Loss)	26,230,017	(4,034,375)	(1,914,834)	7,017,632	(2,728,745)

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Strategic Investor Fund	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Investment Income
Dividends	17,726,061	2,009,843	35,643	—
Interest	284,285	4,420,198	17,628,772	51,133,488
Foreign taxes withheld	(286,071)	(6,714)	—	—
Total Income	17,724,275	6,423,327	17,664,415	51,133,488
Expenses
Investment advisory fee	6,613,337	1,038,397	1,924,124	3,989,177
Administration fee	1,715,452	—	—	—
Distribution fee:
Class B	370,933	54,512	5,307	334,540
Class C	301,893	18,707	36,972	204,996
Class R	—	—	—	—
Service fee:
Class A	619,012	20,973	16,172	214,277
Class B	123,644	18,170	1,769	111,513
Class C	100,717	6,227	12,308	68,325
Shareholder services fee—Class T	—	—	—	—
Transfer agent fee	2,816,567	183,926	122,634	991,799
Pricing and bookkeeping fees	154,562	89,757	125,502	154,627
Trustees' fees	68,207	25,858	30,692	58,847
Custody fee	98,918	19,608	15,195	24,100
Merger costs	—	—	—	—
Chief compliance officer expenses	991	684	731	911
Other expenses	659,775	185,302	185,622	380,876
Expenses before interest expense	13,644,008	1,662,121	2,477,028	6,533,988
Interest expense	—	—	—	—
Total Expenses	13,644,008	1,662,121	2,477,028	6,533,988
Fees waived or expenses reimbursed by investment advisor	(294,451)	—	(393,368)	—
Fees waived by distributor—Class C	—	—	(17,278)	(40,966)
Fees waived by transfer agent	—	—	—	—
Expense reductions	(514,275)	(8,175)	(3,304)	(12,751)
Net Expenses	12,835,282	1,653,946	2,063,078	6,480,271
Net Investment Income (Loss)	4,888,993	4,769,381	15,601,337	44,653,217

See Accompanying Notes to Financial Statements.

Statements of Operations (continued) – Columbia Funds
For the Year Ended August 31, 2008

	($)	($)	($)	($)	($)
	Columbia International Stock Fund	Columbia Mid Cap Growth Fund	Columbia Small Cap Growth Fund I	Columbia Real Estate Equity Fund	Columbia Technology Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	47,580,280	76,111,919	(4,332,816)	49,742,385	(35,382,191)
Foreign currency transactions	(6,429,535)	(239,634)	(12,072)	(5,700)	(57,396)
Futures contracts	—	—	—	—	—
Written options	507,298	(2,218,151)	(524,049)	—	51,871
Realized loss due to trading error	—	—	(12,816)	—	—
Reimbursement of trading loss by investment advisor (See Note 9)	—	—	12,816	—	—
Net realized gain (loss)	41,658,043	73,654,134	(4,868,937)	49,736,685	(35,387,716)
Net change in unrealized appreciation (depreciation) on:
Investments	(267,436,181)	(86,959,642)	4,244,170	(74,425,576)	(26,425,203)
Foreign currency translations	(3,874,167)	(556)	(331)	(273)	(230)
Futures contracts	—	—	—	—	—
Written options	100,510	20,300	—	—	—
Net change in net unrealized appreciation (depreciation)	(271,209,838)	(86,939,898)	4,243,839	(74,425,849)	(26,425,433)
Net Gain (Loss)	(229,551,795)	(13,285,764)	(625,098)	(24,689,164)	(61,813,149)
Net Increase (Decrease) Resulting from Operations	(203,321,778)	(17,320,139)	(2,539,932)	(17,671,532)	(64,541,894)

See Accompanying Notes to Financial Statements.

	($)	($)	($)	($)
	Columbia Strategic Investor Fund	Columbia Balanced Fund	Columbia Oregon Intermediate Municipal Bond Fund	Columbia Conservative High Yield Fund
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	(46,588,427)	21,665	389,184	(32,612,149)
Foreign currency transactions	(67,467)	—	—	(254,305)
Futures contracts	—	126,948	(386,474)	—
Written options	—	—	—	—
Realized loss due to trading error	—	—	—	—
Reimbursement of trading loss by investment advisor (See Note 9)	—	—	—	—
Net realized gain (loss)	(46,655,894)	148,613	2,710	(32,866,454)
Net change in unrealized appreciation (depreciation) on:
Investments	(37,417,360)	(4,605,372)	1,580,839	(9,075,497)
Foreign currency translations	(9,061)	—	—	37,991
Futures contracts	—	700	—	—
Written options	—	—	—	—
Net change in net unrealized appreciation (depreciation)	(37,426,421)	(4,604,672)	1,580,839	(9,037,506)
Net Gain (Loss)	(84,082,315)	(4,456,059)	1,583,549	(41,903,960)
Net Increase (Decrease) Resulting from Operations	(79,193,322)	313,322	17,184,886	2,749,257

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	Columbia International Stock Fund		Columbia Mid Cap Growth Fund
	Year Ended August 31,		Year Ended August 31,
	2008 ($)	2007 ($)(a)(b)	2008 ($)	2007 ($)(a)(b)
Operations
Net investment income (loss)	26,230,017	20,267,711	(4,034,375)	2,629,277
Net realized gain on investments, foreign currency transactions and written options	41,658,043	185,935,833	73,654,134	227,507,381
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	(271,209,838)	32,098,355	(86,939,898)	60,530,572
Net increase (decrease) resulting from operations	(203,321,778)	238,301,899	(17,320,139)	290,667,230
Distributions to Shareholders
From net investment income:
Class A	(9,432,860)	(4,133,168)	—	—
Class B	(671,765)	(281,059)	—	—
Class C	(704,627)	(205,677)	—	—
Class D	—	(5,637)	—	—
Class G	—	(6,342)	—	—
Class Z	(34,647,077)	(17,299,002)	—	(2,454,592)
From net realized gains:
Class A	(32,176,830)	(28,240,926)	(7,449,915)	(2,635,416)
Class B	(2,998,328)	(3,899,155)	(2,671,575)	(1,228,935)
Class C	(3,138,414)	(2,862,620)	(1,418,104)	(347,303)
Class D	—	(78,464)	—	(24,153)
Class G	—	(82,635)	—	(29,379)
Class R	—	—	(125,444)	(4,303)
Class T	—	—	(4,023,387)	(1,593,876)
Class Z	(109,632,234)	(101,049,927)	(198,592,083)	(78,975,335)
Total distributions to shareholders	(193,402,135)	(158,144,612)	(214,280,508)	(87,293,292)
Net Capital Share Transactions	(81,735,879)	(68,281,430)	79,545,772	499,062,394
Redemption Fees	32,159	9,577	—	—
Net increase (decrease) in net assets	(478,427,633)	11,885,434	(152,054,875)	702,436,332
Net Assets
Beginning of period	1,367,430,568	1,355,545,134	1,560,219,379	857,783,047
End of period	889,002,935	1,367,430,568	1,408,164,504	1,560,219,379
Undistributed (Overdistributed) net investment income, at end of period	2,368,803	26,558,663	—	(42,985)
Accumulated net investment loss, at end of period	—	—	(63,002)	—

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Small Cap Growth Fund I		Columbia Real Estate Equity Fund
	Year Ended August 31,		Year Ended August 31,
	2008 ($)	2007 ($)	2008 ($)	2007 ($)(a)
Operations
Net investment income (loss)	(1,914,834)	(1,348,803)	7,017,632	6,385,027
Net realized gain on investments, foreign currency transactions and written options	(4,868,937)	31,857,429	49,736,685	239,570,282
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and written options	4,243,839	12,844,199	(74,425,849)	(216,587,464)
Net increase (decrease) resulting from operations	(2,539,932)	43,352,825	(17,671,532)	29,367,845
Distributions to Shareholders
From net investment income:
Class A	—	—	(231,829)	(547,791)
Class B	—	—	(37,874)	(55,195)
Class C	—	—	(32,873)	(25,792)
Class D	—	—	—	(13,665)
Class G	—	—	—	—
Class Z	—	(9,836)	(3,748,998)	(7,967,611)
From net realized gains:
Class A	(2,852,442)	(1,159,610)	(6,859,068)	(15,301,339)
Class B	(179,710)	(95,854)	(2,737,380)	(4,443,972)
Class C	(349,068)	(120,634)	(2,361,785)	(2,158,908)
Class D	—	—	—	(1,106,924)
Class G	—	—	—	—
Class R	—	—	—	—
Class T	—	—	—	—
Class Z	(28,831,023)	(29,494,728)	(93,321,186)	(189,312,650)
Total distributions to shareholders	(32,212,243)	(30,880,662)	(109,330,993)	(220,933,847)
Net Capital Share Transactions	201,401,030	33,125,648	18,819,376	(28,060,250)
Redemption Fees	—	—	—	—
Net increase (decrease) in net assets	166,648,855	45,597,811	(108,183,149)	(219,626,252)
Net Assets
Beginning of period	242,874,449	197,276,638	426,382,522	646,008,774
End of period	409,523,304	242,874,449	318,199,373	426,382,522
Undistributed (Overdistributed) net investment income, at end of period	—	—	1,348,655	(24,881)
Accumulated net investment loss, at end of period	(33,301)	(17,916)	—	—

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Funds

Increase (Decrease) in Net Assets	Columbia Technology Fund		Columbia Strategic Investor Fund		Columbia Balanced Fund
	Year Ended August 31,		Year Ended August 31,		Year Ended August 31,
	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)
Operations
Net investment income (loss)	(2,728,745)	(2,243,079)	4,888,993	5,650,893	4,769,381	4,837,077
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	(35,387,716)	19,712,614	(46,655,894)	144,223,543	148,613	18,226,159
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	(26,425,433)	32,381,837	(37,426,421)	34,086,561	(4,604,672)	3,989,036
Net increase (decrease) resulting from operations	(64,541,894)	49,851,372	(79,193,322)	183,960,997	313,322	27,052,272
Distributions to Shareholders
From net investment income:
Class A	—	—	(773,956)	(877,469)	(181,589)	(102,893)
Class B	—	—	—	—	(108,589)	(90,688)
Class C	—	—	—	—	(36,152)	(19,483)
Class D	—	—	—	—	—	(2,889)
Class Z	—	—	(4,698,098)	(2,645,242)	(4,759,119)	(4,784,102)
From net realized gains:
Class A	(8,118,379)	—	(25,957,054)	(21,385,015)	(42,359)	—
Class B	(570,106)	—	(5,475,529)	(6,587,216)	(41,396)	—
Class C	(2,475,187)	—	(4,393,348)	(5,582,554)	(11,431)	—
Class D	—	—	—	(55,652)	—	—
Class Z	(10,480,382)	—	(86,866,170)	(23,718,387)	(1,153,447)	—
Total distributions to shareholders	(21,644,054)	—	(128,164,155)	(60,851,535)	(6,334,082)	(5,000,055)
Net Capital Share Transactions	193,663,602	68,384,627	51,027,510	645,437,908	(8,432,031)	(49,788,148)
Net increase (decrease) in net assets	107,477,654	118,235,999	(156,329,967)	768,547,370	(14,452,791)	(27,735,931)
Net Assets
Beginning of period	293,865,173	175,629,174	1,213,532,856	444,985,486	212,037,827	239,773,758
End of period	401,342,827	293,865,173	1,057,202,889	1,213,532,856	197,585,036	212,037,827
Undistributed net investment income, at end of period	—	—	2,664,833	3,307,872	887,913	1,003,266
Accumulated net investment loss, at end of period	(18,676)	(11,776)	—	—	—	—

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Increase (Decrease) in Net Assets	Columbia Oregon Intermediate Municipal Bond Fund		Columbia Conservative High Yield Fund
	Year Ended August 31,		Year Ended August 31,
	2008 ($)	2007 ($)(a)	2008 ($)	2007 ($)(a)
Operations
Net investment income (loss)	15,601,337	15,362,072	44,653,217	61,177,246
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and written options	2,710	785,591	(32,866,454)	(1,470,192)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	1,580,839	(7,940,175)	(9,037,506)	(7,705,474)
Net increase (decrease) resulting from operations	17,184,886	8,207,488	2,749,257	52,001,580
Distributions to Shareholders
From net investment income:
Class A	(244,762)	(228,907)	(5,617,372)	(8,822,616)
Class B	(21,708)	(25,930)	(2,594,827)	(3,440,134)
Class C	(165,652)	(24,106)	(1,633,855)	(719,020)
Class D	—	(16,764)	—	(1,702,096)
Class Z	(15,146,964)	(15,039,476)	(35,546,349)	(48,825,293)
From net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class Z	—	—	—	—
Total distributions to shareholders	(15,579,086)	(15,335,183)	(45,392,403)	(63,509,159)
Net Capital Share Transactions	22,433,776	(6,444,965)	(186,827,688)	(273,578,305)
Net increase (decrease) in net assets	24,039,576	(13,572,660)	(229,470,834)	(285,085,884)
Net Assets
Beginning of period	375,749,591	389,322,251	802,187,974	1,087,273,858
End of period	399,789,167	375,749,591	572,717,140	802,187,974
Undistributed net investment income, at end of period	119,582	138,316	—	—
Accumulated net investment loss, at end of period	—	—	(1,361,166)	(2,644,269)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia International Stock Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	975,202	16,730,687	1,204,071	23,667,863
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	2,202,887	37,096,606	1,559,040	28,733,119
Redemptions	(2,503,358)	(42,265,055)	(2,532,806)	(49,784,100)
Net increase	674,731	11,562,238	230,305	2,616,882
Class B
Subscriptions	70,938	1,181,285	132,548	2,536,426
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	185,273	3,044,038	196,840	3,550,989
Redemptions	(800,526)	(13,109,714)	(1,096,624)	(21,048,203)
Net increase (decrease)	(544,315)	(8,884,391)	(767,236)	(14,960,788)
Class C
Subscriptions	95,461	1,579,479	148,773	2,873,726
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	179,202	2,958,629	131,938	2,390,724
Redemptions	(311,754)	(5,191,712)	(287,397)	(5,509,015)
Net increase (decrease)	(37,091)	(653,604)	(6,686)	(244,565)
Class D
Subscriptions	—	—	877	16,884
Distributions reinvested	—	—	4,585	83,352
Redemptions	—	—	(46,660)	(934,418)
Net decrease	—	—	(41,198)	(834,182)
Class G
Subscriptions	—	—	1,934	37,101
Distributions reinvested	—	—	4,932	88,927
Redemptions	—	—	(72,798)	(1,407,621)
Net decrease	—	—	(65,932)	(1,281,593)
Class R
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase	—	—	—	—
Class T
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net increase (decrease)	—	—	—	—
Class Z
Subscriptions	3,255,835	56,183,125	3,018,443	59,462,899
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	3,044,744	51,669,244	2,297,138	42,611,910
Redemptions	(11,607,704)	(191,612,491)	(7,851,117)	(155,651,993)
Net increase (decrease)	(5,307,125)	(83,760,122)	(2,535,536)	(53,577,184)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

(b)  Class G shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Mid Cap Growth Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,189,780	30,192,118	322,756	8,472,714
Proceeds received in connection with merger	—	—	1,305,055	31,735,751
Distributions reinvested	263,684	6,958,613	97,217	2,445,994
Redemptions	(558,061)	(13,959,242)	(448,578)	(11,756,287)
Net increase	895,403	23,191,489	1,276,450	30,898,172
Class B
Subscriptions	91,800	2,208,736	38,357	974,624
Proceeds received in connection with merger	—	—	583,144	13,770,140
Distributions reinvested	97,190	2,456,004	46,417	1,130,266
Redemptions	(216,194)	(5,193,517)	(251,908)	(6,384,625)
Net increase (decrease)	(27,204)	(528,777)	416,010	9,490,405
Class C
Subscriptions	390,973	9,599,134	155,749	3,992,578
Proceeds received in connection with merger	—	—	106,084	2,510,529
Distributions reinvested	44,557	1,128,627	10,692	260,879
Redemptions	(141,809)	(3,297,549)	(67,108)	(1,687,202)
Net increase (decrease)	293,721	7,430,212	205,417	5,076,784
Class D
Subscriptions	—	—	1,061	27,869
Distributions reinvested	—	—	935	22,786
Redemptions	—	—	(18,393)	(492,651)
Net decrease	—	—	(16,397)	(441,996)
Class G
Subscriptions	—	—	327	8,222
Distributions reinvested	—	—	1,210	29,379
Redemptions	—	—	(27,029)	(706,119)
Net decrease	—	—	(25,492)	(668,518)
Class R
Subscriptions	52,197	1,293,922	34,368	934,032
Distributions reinvested	4,120	108,221	172	4,306
Redemptions	(12,260)	(298,056)	(3,767)	(100,826)
Net increase	44,057	1,104,087	30,773	837,512
Class T
Subscriptions	15,680	404,273	33,118	892,561
Distributions reinvested	149,423	3,947,762	62,131	1,565,081
Redemptions	(87,386)	(2,241,391)	(158,964)	(4,125,345)
Net increase (decrease)	77,717	2,110,644	(63,715)	(1,667,703)
Class Z
Subscriptions	6,345,510	161,605,779	4,928,984	131,062,300
Proceeds received in connection with merger	—	—	21,863,586	538,983,176
Distributions reinvested	4,848,079	130,170,927	2,072,444	52,847,304
Redemptions	(9,407,154)	(245,538,589)	(10,009,473)	(267,355,042)
Net increase (decrease)	1,786,435	46,238,117	18,855,541	455,537,738

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Small Cap Growth Fund I
	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,300,483	37,263,371	533,293	16,437,732
Distributions reinvested	88,853	2,726,015	37,391	1,067,138
Redemptions	(382,678)	(10,694,676)	(82,643)	(2,526,761)
Net increase (decrease)	1,006,658	29,294,710	488,041	14,978,109
Class B
Subscriptions	74,312	2,095,819	24,551	751,318
Distributions reinvested	5,795	176,045	3,326	94,120
Redemptions	(17,548)	(487,833)	(5,057)	(153,661)
Net increase	62,559	1,784,031	22,820	691,777
Class C
Subscriptions	254,182	7,075,964	65,016	1,972,580
Distributions reinvested	11,411	346,671	4,165	117,868
Redemptions	(33,081)	(898,404)	(9,636)	(283,702)
Net increase	232,512	6,524,231	59,545	1,806,746
Class D
Subscriptions	—	—	—	—
Distributions reinvested	—	—	—	—
Redemptions	—	—	—	—
Net decrease	—	—	—	—
Class Z
Subscriptions	6,765,958	192,384,904	1,962,106	60,044,663
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	733,603	22,602,322	889,648	25,479,466
Redemptions	(1,778,786)	(51,189,168)	(2,290,415)	(69,875,113)
Net increase (decrease)	5,720,775	163,798,058	561,339	15,649,016

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Real Estate Equity Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	616,079	8,565,733	463,576	12,338,183
Distributions reinvested	455,084	6,729,883	599,605	15,050,716
Redemptions	(959,008)	(15,547,187)	(1,101,008)	(26,256,248)
Net increase (decrease)	112,155	(251,571)	(37,827)	1,132,651
Class B
Subscriptions	82,549	1,472,374	106,638	2,792,149
Distributions reinvested	164,393	2,432,022	154,449	3,890,251
Redemptions	(198,348)	(3,015,576)	(253,009)	(6,178,329)
Net increase	48,594	888,820	8,078	504,071
Class C
Subscriptions	106,346	1,756,270	249,185	5,802,528
Distributions reinvested	151,036	2,229,869	80,271	2,003,135
Redemptions	(188,638)	(2,822,085)	(119,556)	(2,761,528)
Net increase	68,744	1,164,054	209,900	5,044,135
Class D
Subscriptions	—	—	2,762	67,636
Distributions reinvested	—	—	37,396	949,522
Redemptions	—	—	(164,986)	(3,731,933)
Net decrease	—	—	(124,828)	(2,714,775)
Class Z
Subscriptions	4,334,071	58,822,815	2,743,632	73,846,632
Proceeds received in connection with merger	1,924,145	25,873,534	—	—
Distributions reinvested	4,827,796	71,469,590	5,814,667	146,616,512
Redemptions	(8,939,020)	(139,147,866)	(10,259,942)	(252,489,476)
Net increase (decrease)	2,146,992	17,018,073	(1,701,643)	(32,026,332)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Technology Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	9,909,915	113,413,674	7,069,432	75,031,287
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	524,254	6,306,776	—	—
Redemptions	(5,750,661)	(59,634,796)	(5,786,054)	(60,799,434)
Net increase	4,683,508	60,085,654	1,283,378	14,231,853
Class B
Subscriptions	447,305	4,894,865	361,118	3,694,119
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	40,585	474,030	—	—
Redemptions	(276,613)	(2,839,009)	(280,078)	(2,854,306)
Net increase (decrease)	211,277	2,529,886	81,040	839,813
Class C
Subscriptions	2,841,735	32,444,710	1,963,704	20,169,153
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	115,830	1,356,366	—	—
Redemptions	(1,455,517)	(14,746,150)	(1,045,622)	(10,773,554)
Net increase (decrease)	1,502,048	19,054,926	918,082	9,395,599
Class D
Subscriptions	—	—	21	217
Distributions reinvested	—	—	—	—
Redemptions		—	(2,809)	(31,424)
Net decrease	—	—	(2,788)	(31,207)
Class Z
Subscriptions	14,754,503	165,653,340	8,108,585	85,781,059
Proceeds received in connection with merger	—	—	—	—
Distributions reinvested	795,555	9,689,861	—	—
Redemptions	(6,036,452)	(63,350,065)	(3,941,346)	(41,832,490)
Net increase	9,513,606	111,993,136	4,167,239	43,948,569

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Strategic Investor Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,770,936	34,839,825	1,375,556	28,280,490
Proceeds received in connection with merger	—	—	4,450,342	82,357,510
Distributions reinvested	1,207,017	25,419,789	1,124,512	21,007,498
Redemptions	(2,371,293)	(46,749,332)	(3,064,581)	(62,574,912)
Net increase	606,660	13,510,282	3,885,829	69,070,586
Class B
Subscriptions	209,919	3,963,170	176,240	3,505,965
Proceeds received in connection with merger	—	—	250,517	4,551,995
Distributions reinvested	246,493	5,055,566	329,685	6,035,882
Redemptions	(611,433)	(11,688,371)	(653,349)	(13,069,497)
Net increase (decrease)	(155,021)	(2,669,635)	103,093	1,024,345
Class C
Subscriptions	218,592	4,229,781	299,146	5,979,580
Proceeds received in connection with merger	—	—	50,148	911,399
Distributions reinvested	190,801	3,915,246	268,370	4,915,740
Redemptions	(581,094)	(11,340,571)	(594,217)	(11,879,800)
Net increase (decrease)	(171,701)	(3,195,544)	23,447	(73,081)
Class D
Subscriptions	—	—	325	6,302
Distributions reinvested	—	—	2,697	49,352
Redemptions	—	—	(23,738)	(501,988)
Net decrease	—	—	(20,716)	(446,334)
Class Z
Subscriptions	2,899,426	57,635,847	2,573,463	52,576,443
Proceeds received in connection with merger	—	—	34,148,204	632,523,647
Distributions reinvested	4,275,497	90,127,466	1,364,380	25,644,886
Redemptions	(5,258,470)	(104,380,906)	(6,593,538)	(134,882,584)
Net increase	1,916,453	43,382,407	31,492,509	575,862,392

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Balanced Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	234,243	5,750,552	110,270	2,681,094
Distributions reinvested	7,632	190,439	3,676	88,051
Redemptions	(61,892)	(1,526,712)	(32,003)	(776,233)
Net increase (decrease)	179,983	4,414,279	81,943	1,992,912
Class B
Subscriptions	109,424	2,682,377	52,608	1,272,939
Distributions reinvested	5,366	134,645	3,353	79,857
Redemptions	(81,305)	(2,008,400)	(95,621)	(2,302,938)
Net increase (decrease)	33,485	808,622	(39,660)	(950,142)
Class C
Subscriptions	85,196	2,081,093	32,183	779,452
Distributions reinvested	1,568	39,110	652	15,544
Redemptions	(29,299)	(722,081)	(22,864)	(550,355)
Net increase	57,465	1,398,122	9,971	244,641
Class D
Subscriptions	—	—	3	70
Distributions reinvested	—	—	107	2,548
Redemptions	—	—	(10,740)	(265,417)
Net decrease	—	—	(10,630)	(262,799)
Class Z
Subscriptions	575,998	14,167,692	444,096	10,710,536
Distributions reinvested	230,027	5,759,342	196,343	4,672,323
Redemptions	(1,416,000)	(34,980,088)	(2,775,314)	(66,195,619)
Net increase (decrease)	(609,975)	(15,053,054)	(2,134,875)	(50,812,760)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

	Columbia Oregon Intermediate Municipal Bond Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	534,896	6,468,236	43,446	525,544
Distributions reinvested	13,577	163,573	7,435	90,639
Redemptions	(161,887)	(1,955,965)	(123,096)	(1,495,102)
Net increase (decrease)	386,586	4,675,844	(72,215)	(878,919)
Class B
Subscriptions	3,769	45,316	1,921	23,528
Distributions reinvested	1,199	14,466	1,382	16,844
Redemptions	(27,814)	(334,529)	(7,814)	(95,751)
Net increase (decrease)	(22,846)	(274,747)	(4,511)	(55,379)
Class C
Subscriptions	585,163	7,095,783	48,928	590,399
Distributions reinvested	5,168	62,225	1,504	18,314
Redemptions	(31,559)	(380,864)	(9,491)	(114,092)
Net increase	558,772	6,777,144	40,941	494,621
Class D
Subscriptions	—	—	—	—
Distributions reinvested	—	—	758	9,260
Redemptions	—	—	(52,569)	(634,043)
Net decrease	—	—	(51,811)	(624,783)
Class Z
Subscriptions	3,436,233	41,557,481	2,417,758	29,487,660
Distributions reinvested	938,095	11,317,742	913,001	11,128,157
Redemptions	(3,442,463)	(41,619,688)	(3,778,908)	(45,996,322)
Net increase (decrease)	931,865	11,255,535	(448,149)	(5,380,505)

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Conservative High Yield Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	1,848,022	14,702,780	1,220,391	10,240,281
Distributions reinvested	612,446	4,859,130	927,200	7,765,153
Redemptions	(6,227,566)	(49,559,113)	(9,989,565)	(83,827,891)
Net decrease	(3,767,098)	(29,997,203)	(7,841,974)	(65,822,457)
Class B
Subscriptions	122,459	967,631	168,514	1,415,018
Distributions reinvested	230,065	1,824,137	286,174	2,395,502
Redemptions	(1,558,840)	(12,351,913)	(2,312,398)	(19,381,646)
Net decrease	(1,206,316)	(9,560,145)	(1,857,710)	(15,571,126)
Class C
Subscriptions	95,162	750,825	3,187,235	25,874,771
Distributions reinvested	137,201	1,088,045	54,238	452,036
Redemptions	(1,352,814)	(10,813,809)	(505,039)	(4,215,649)
Net increase (decrease)	(1,120,451)	(8,974,939)	2,736,434	22,111,158
Class D
Subscriptions	—	—	20,719	174,982
Distributions reinvested	—	—	124,498	1,044,851
Redemptions	—	—	(4,537,960)	(37,216,842)
Net decrease	—	—	(4,392,743)	(35,997,009)
Class Z
Subscriptions	7,934,712	63,102,454	10,706,285	89,841,124
Distributions reinvested	1,543,670	12,239,087	1,881,496	15,747,576
Redemptions	(26,827,150)	(213,636,942)	(33,893,132)	(283,887,571)
Net decrease	(17,348,768)	(138,295,401)	(21,305,351)	(178,298,871)

(a)  Class D shares reflects activity for the period September 1, 2006 through August 8, 2007.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$19.93		$18.89		$15.76		$13.04	$11.34
Income from Investment Operations:
Net investment income (a)	0.37	(h)	0.26		0.26		0.25	0.01
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(3.43)		3.04		3.17		2.47	1.69
Total from investment operations	(3.06)		3.30		3.43		2.72	1.70
Less Distributions to Shareholders:
From net investment income	(0.64)		(0.29)		(0.13)		— (b)	—
From net realized gains	(2.21)		(1.97)		(0.17)		—	—
Total distributions to shareholders	(2.85)		(2.26)		(0.30)		— (b)	—
Redemption Fees:
Redemption fees added to paid-in-capital (a)(b)	—		—		—		—	—
Net Asset Value, End of Period	$14.02		$19.93		$18.89		$15.76	$13.04
Total return (c)(d)	(17.74)%		18.46	%(e)	21.98%		20.89%	14.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.23%		1.24%		1.19%		1.25%	1.72%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	1.23%		1.24%		1.19%		1.25%	1.72%
Waiver/Reimbursement	0.09%		0.10%		0.08%		0.09%	0.09%
Net investment income (f)	2.17%		1.33%		1.49%		1.71%	0.10%
Portfolio turnover rate	63%		65%		95%		66%	90%
Net assets, end of period (000's)	$218,484		$297,149		$277,295		$71,270	$24,119

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$19.40		$18.44		$15.37		$12.81	$11.23
Income from Investment Operations:
Net investment income (loss) (a)	0.20	(h)	0.09		0.11		0.07	(0.09)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(3.29)		2.99		3.14		2.49	1.67
Total from investment operations	(3.09)		3.08		3.25		2.56	1.58
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.15)		(0.01)		—	—
From net realized gains	(2.21)		(1.97)		(0.17)		—	—
Total distributions to shareholders	(2.70)		(2.12)		(0.18)		—	—
Redemption Fees:
Redemption fees added to paid-in-capital (a)(b)	—		—		—		—	—
Net Asset Value, End of Period	$13.61		$19.40		$18.44		$15.37	$12.81
Total return (c)(d)	(18.31)%		17.54	%(e)	21.30%		19.98%	14.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.98%		1.99%		1.94%		2.01%	2.50%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	1.98%		1.99%		1.94%		2.01%	2.50%
Waiver/Reimbursement	0.09%		0.10%		0.08%		0.10%	0.18%
Net investment income (loss) (f)	1.18%		0.49%		0.62%		0.47%	(0.69)%
Portfolio turnover rate	63%		65%		95%		66%	90%
Net assets, end of period (000's)	$13,580		$29,925		$42,585		$12,026	$10,221

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,							Period Ended August 31,
Class C Shares	2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$19.49		$18.51		$15.43		$12.86	$12.27
Income from Investment Operations:
Net investment income (loss) (b)	0.23	(k)	0.11		0.13		0.07	(0.01)
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(3.34)		2.99		3.13		2.50	0.60
Total from investment operations	(3.11)		3.10		3.26		2.57	0.59
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.15)		(0.01)		—	—
From net realized gains	(2.21)		(1.97)		(0.17)		—	—
Total distributions to shareholders	(2.70)		(2.12)		(0.18)		—	—
Redemption Fees:
Redemption fees added to paid-in-capital (b)(c)	—		—		—		—	—
Net Asset Value, End of Period	$13.68		$19.49		$18.51		$15.43	$12.86
Total return (d)(e)	(18.33)%		17.59	%(f)	21.28%		19.98%	4.81	%(g)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (h)	1.98%		1.99%		1.94%		2.01%	2.11	%(i)
Interest expense	—	%(j)	—	%(j)	—	%(j)	—	—
Net expenses (h)	1.98%		1.99%		1.94%		2.01%	2.11	%(i)
Waiver/Reimbursement	0.09%		0.10%		0.08%		0.10%	0.35	%(i)
Net investment income (loss) (h)	1.38%		0.57%		0.75%		0.46%	(0.05	)%(i)
Portfolio turnover rate	63%		65%		95%		66%	90%
Net assets, end of period (000's)	$19,946		$29,144		$27,806		$904	$632

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  Not annualized.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

(k)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia International Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$20.09		$19.03		$15.85		$13.14	$11.40
Income from Investment Operations:
Net investment income (a)	0.40	(h)	0.31		0.29		0.25	0.11
Net realized and unrealized gain (loss) on investments, foreign currency, foreign capital gains tax and written options	(3.44)		3.06		3.23		2.53	1.67
Total from investment operations	(3.04)		3.37		3.52		2.78	1.78
Less Distributions to Shareholders:
From net investment income	(0.69)		(0.34)		(0.17)		(0.07)	(0.04)
From net realized gains	(2.21)		(1.97)		(0.17)		—	—
Total distributions to shareholders	(2.90)		(2.31)		(0.34)		(0.07)	(0.04)
Redemption Fees:
Redemption fees added to paid-in-capital (a)(b)	—		—		—		—	—
Net Asset Value, End of Period	$14.15		$20.09		$19.03		$15.85	$13.14
Total return (c)(d)	(17.52)%		18.73	%(e)	22.45%		21.20%	15.65%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (f)	0.98%		0.99%		0.94%		1.00%	1.10%
Interest expense	—	%(g)	—	%(g)	—	%(g)	—	—
Net expenses (f)	0.98%		0.99%		0.94%		1.00%	1.10%
Waiver/Reimbursement	0.09%		0.10%		0.08%		0.10%	0.18%
Net investment income (f)	2.32%		1.55%		1.63%		1.71%	0.81%
Portfolio turnover rate	63%		65%		95%		66%	90%
Net assets, end of period (000's)	$636,992		$1,011,212		$1,005,878		$964,495	$558,082

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

(h)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.51		$24.01		$22.16		$16.99		$18.09
Income from Investment Operations:
Net investment loss (a)	(0.12)		(0.01	)(b)	(0.10)		(0.15)		(0.23)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.06)		4.97		2.26		5.32		(0.87)
Total from investment operations	(0.18)		4.96		2.16		5.17		(1.10)
Less Distributions to Shareholders:
From net realized gains	(3.86)		(1.46)		(0.31)		—		—
Net Asset Value, End of Period	$23.47		$27.51		$24.01		$22.16		$16.99
Total return (c)	(2.21)%		21.24%		9.76	%(d)	30.43	%(d)	(6.08	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.18%		1.17%		1.21%		1.23%		1.53%
Interest expense	—	%(f)	—	%(f)	—		—	%(f)	—
Net expenses (e)	1.18%		1.17%		1.21%		1.23%		1.53%
Waiver/Reimbursement	—		—		0.01%		0.05%		0.02%
Net investment loss (e)	(0.48)%		(0.05)%		(0.43)%		(0.76)%		(1.21)%
Portfolio turnover rate	149%		171%		67%		104%		139%
Net assets, end of period (000's)	$63,337		$49,614		$12,654		$6,078		$4,432

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$26.47		$23.32		$21.69		$16.75		$17.98
Income from Investment Operations:
Net investment loss (a)	(0.30)		(0.20	)(b)	(0.28)		(0.30)		(0.36)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.04)		4.81		2.22		5.24		(0.87)
Total from investment operations	(0.34)		4.61		1.94		4.94		(1.23)
Less Distributions to Shareholders:
From net realized gains	(3.78)		(1.46)		(0.31)		—		—
Net Asset Value, End of Period	$22.35		$26.47		$23.32		$21.69		$16.75
Total return (c)	(2.92)%		20.33%		8.95	%(d)	29.49	%(d)	(6.84	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.93%		1.92%		1.96%		1.98%		2.29%
Interest expense	—	%(f)	—	%(f)	—		—	%(f)	—
Net expenses (e)	1.93%		1.92%		1.96%		1.98%		2.29%
Waiver/Reimbursement	—		—		0.01%		0.05%		0.10%
Net investment loss (e)	(1.23)%		(0.79)%		(1.19)%		(1.51)%		(1.97)%
Portfolio turnover rate	149%		171%		67%		104%		139%
Net assets, end of period (in 000's)	$15,829		$19,472		$7,452		$6,377		$5,079

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,
Class C Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$26.53		$23.37		$21.74		$16.79		$17.88
Income from Investment Operations:
Net investment loss (b)	(0.30)		(0.21	)(c)	(0.28)		(0.30)		(0.30)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.04)		4.83		2.22		5.25		(0.79)
Total from investment operations	(0.34)		4.62		1.94		4.95		(1.09)
Less Distributions to Shareholders:
From net realized gains	(3.78)		(1.46)		(0.31)		—		—
Net Asset Value, End of Period	$22.41		$26.53		$23.37		$21.74		$16.79
Total return (d)	(2.91)%		20.33%		8.93	%(e)	29.48	%(e)	(6.10	)%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.93%		1.92%		1.96%		1.98%		2.18	%(h)
Interest expense	—	%(i)	—	%(i)	—		—	%(i)	—
Net expenses (g)	1.93%		1.92%		1.96%		1.98%		2.18	%(h)
Waiver/Reimbursement	—		—		0.01%		0.05%		0.08	%(h)
Net investment loss (g)	(1.23)%		(0.81)%		(1.16)%		(1.52)%		(1.83	)%(h)
Portfolio turnover rate	149%		171%		67%		104%		139%
Net assets, end of period (000's)	$13,540		$8,237		$2,454		$674		$501

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,
Class R Shares	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$27.39		$23.97		$24.44
Income from Investment Operations:
Net investment loss (b)	(0.18)		(0.15	)(c)	(0.10)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.06)		5.03		(0.37)
Total from investment operations	(0.24)		4.88		(0.47)
Less Distributions to Shareholders:
From net realized gains	(3.83)		(1.46)		—
Net Asset Value, End of Period	$23.32		$27.39		$23.97
Total return (d)	(2.44)%		20.93%		(1.92	)%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.43%		1.42%		1.47	%(g)
Interest expense	—	%(h)	—	%(h)	—
Net expenses (f)	1.43%		1.42%		1.47	%(g)
Net investment loss (f)	(0.74)%		(0.57)%		(0.66	)%(g)
Portfolio turnover rate	149%		171%		67%
Net assets, end of period (000's)	$1,800		$908		$57

(a)  Class R shares were initially offered on January 23, 2006. Total return reflects activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class T Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.53		$24.04		$22.20		$17.03		$18.12
Income from Investment Operations:
Net investment loss (a)	(0.14)		(0.03	)(b)	(0.12)		(0.16)		(0.22)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.06)		4.98		2.27		5.33		(0.87)
Total from investment operations	(0.20)		4.95		2.15		5.17		(1.09)
Less Distributions to Shareholders:
From net realized gains	(3.85)		(1.46)		(0.31)		—		—
Net Asset Value, End of Period	$23.48		$27.53		$24.04		$22.20		$17.03
Total return (c)	(2.27)%		21.17%		9.70	%(d)	30.36	%(d)	(6.02	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.23%		1.22%		1.26%		1.28%		1.50%
Interest expense	—	%(f)	—	%(f)	—		—	%(f)	—
Net expenses (e)	1.23%		1.22%		1.26%		1.28%		1.50%
Waiver/Reimbursement	—		—		0.01%		0.05%		0.01%
Net investment loss (e)	(0.53)%		(0.10)%		(0.50)%		(0.82)%		(1.19)%
Portfolio turnover rate	149%		171%		67%		104%		139%
Net assets, end of period (000's)	$26,801		$29,282		$27,101		$27,969		$25,236

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Mid Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$27.93		$24.35		$22.41		$17.14		$18.17
Income from Investment Operations:
Net investment income (loss) (a)	(0.06)		0.05	(b)	(0.05)		(0.10)		(0.14)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	(0.07)		5.04		2.30		5.37		(0.89)
Total from investment operations	(0.13)		5.09		2.25		5.27		(1.03)
Less Distributions to Shareholders:
From net investment income	—		(0.05)		—		—		—
From net realized gains	(3.88)		(1.46)		(0.31)		—		—
Total distributions to shareholders	(3.88)		(1.51)		(0.31)		—		—
Net Asset Value, End of Period	$23.92		$27.93		$24.35		$22.41		$17.14
Total return (c)	(1.97)%		21.49%		10.06	%(d)	30.75	%(d)	(5.67	)%(d)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.93%		0.92%		0.96%		0.98%		1.07%
Interest expense	—	%(f)	—	%(f)	—		—	%(f)	—
Net expenses (e)	0.93%		0.92%		0.96%		0.98%		1.07%
Waiver/Reimbursement	—		—		0.01%		0.05%		0.05%
Net investment income (loss) (e)	(0.23)%		0.20%		(0.20)%		(0.52)%		(0.75)%
Portfolio turnover rate	149%		171%		67%		104%		139%
Net assets, end of period (000's)	$1,286,857		$1,452,707		$807,089		$799,505		$825,988

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,
Class A Shares	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$31.69		$30.29		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.24)		(0.25)		(0.30)
Net realized and unrealized gain on investments, foreign currency and written options	0.17		6.38		4.01
Total from investment operations	(0.07)		6.13		3.71
Less Distributions to Shareholders:
From net realized gains	(3.80)		(4.73)		(0.89)
Net Asset Value, End of Period	$27.82		$31.69		$30.29
Total return (c)	(1.34	)%(d)	21.96%		13.73	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.37%		1.40%		1.46	%(g)
Interest expense	—		—	%(h)	—	%(g)(h)
Net expenses (f)	1.37%		1.40%		1.46	%(g)
Net investment loss (f)	(0.82)%		(0.82)%		(1.15	)%(g)
Portfolio turnover rate	165%		151%		109%
Net assets, end of period (000's)	$44,184		$18,430		$2,836

(a)  Class A shares were initially offered November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,
Class B Shares	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$31.26		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.45)		(0.48)		(0.50)
Net realized and unrealized gain on investments, foreign currency and written options	0.14		6.33		4.06
Total from investment operations	(0.31)		5.85		3.56
Less Distributions to Shareholders:
From net realized gains	(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$27.39		$31.26		$30.14
Total return (c)	(2.10	)%(d)	21.05%		13.17	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.12%		2.15%		2.21	%(g)
Interest expense	—		—	%(h)	—	%(g)(h)
Net expenses (f)	2.12%		2.15%		2.21	%(g)
Net investment loss (f)	(1.57)%		(1.57)%		(1.92	)%(g)
Portfolio turnover rate	165%		151%		109%
Net assets, end of period (000's)	$2,812		$1,254		$521

(a)  Class B shares were initially offered November 1, 2005.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,
Class C Shares	2008		2007		2006 (a)
Net Asset Value, Beginning of Period	$31.25		$30.14		$27.47
Income from Investment Operations:
Net investment loss (b)	(0.44)		(0.48)		(0.49)
Net realized and unrealized gain on investments, foreign currency and written options	0.12		6.32		4.05
Total from investment operations	(0.32)		5.84		3.56
Less Distributions to Shareholders:
From net realized gains	(3.56)		(4.73)		(0.89)
Net Asset Value, End of Period	$27.37		$31.25		$30.14
Total return (c)	(2.14	)%(d)	21.02%		13.17	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.12%		2.15%		2.21	%(g)
Interest expense	—		—	%(h)	—	%(g)(h)
Net expenses (f)	2.12%		2.15%		2.21	%(g)
Net investment loss (f)	(1.57)%		(1.56)%		(1.92	)%(g)
Portfolio turnover rate	165%		151%		109%
Net assets, end of period (000's)	$8,382		$2,303		$427

(a)  Class C shares were initially offered November 1, 2005.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Growth Fund I

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$31.86		$30.36		$27.80		$21.32		$21.62
Income from Investment Operations:
Net investment loss (a)	(0.17)		(0.18)		(0.29)		(0.24)		(0.24)
Net realized and unrealized gain (loss) on investments, foreign currency and written options	0.18		6.41		3.74		6.72		(0.06)
Total from investment operations	0.01		6.23		3.45		6.48		(0.30)
Less Distributions to Shareholders:
From net investment income	—		—	(b)	—		—		—
From net realized gains	(3.88)		(4.73)		(0.89)		—		—
Total distributions to shareholders	(3.88)		(4.73)		(0.89)		—		—
Net Asset Value, End of Period	$27.99		$31.86		$30.36		$27.80		$21.32
Total return (c)	(1.09	)%(d)	22.28%		12.64	%(e)	30.39	%(f)	(1.39)%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.12%		1.15%		1.20%		1.16%		1.18%
Interest expense	—		—	%(h)	—	%(h)	—	%(h)	—
Net expenses (g)	1.12%		1.15%		1.20%		1.16%		1.18%
Waiver/Reimbursement	—		—		—	%(h)	—		—
Net investment loss (g)	(0.57)%		(0.59)%		(0.96)%		(0.99)%		(1.01)%
Portfolio turnover rate	165%		151%		109%		114%		118%
Net assets, end of period (000's)	$354,145		$220,887		$193,493		$214,659		$543,016

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and $0.01, respectively.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(f)  Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$20.72		$29.07		$27.84		$25.59	$21.04
Income from Investment Operations:
Net investment income (a)	0.29		0.22		0.39		0.79 (b)	0.77
Net realized and unrealized gain (loss) on investments and foreign currency	(1.10)		1.24		4.90		4.73	4.67
Total from investment operations	(0.81)		1.46		5.29		5.52	5.44
Less Distributions to Shareholders:
From net investment income	(0.16)		(0.33)		(0.78)		(0.75)	(0.70)
From net realized gains	(5.90)		(9.48)		(3.28)		(2.52)	(0.19)
Total distributions to shareholders	(6.06)		(9.81)		(4.06)		(3.27)	(0.89)
Net Asset Value, End of Period	$13.85		$20.72		$29.07		$27.84	$25.59
Total return (c)	(5.46)%		1.72%		21.66%		22.65%	26.42%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.28%		1.21%		1.19%		1.18%	1.20%
Interest expense	—	%(e)	—	%(e)	—	%(e)	—	—
Net expenses (d)	1.28%		1.21%		1.19%		1.18%	1.20%
Net investment income (d)	1.93%		0.84%		1.45%		2.98%	3.27%
Portfolio turnover rate	78%		67%		10%		10%	28%
Net assets, end of period (000's)	$22,321		$31,069		$44,685		$45,756	$32,703

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$20.76		$29.09		$27.85		$25.60	$21.03
Income from Investment Operations:
Net investment income (a)	0.20		0.03		0.19		0.60 (b)	0.58
Net realized and unrealized gain (loss) on investments and foreign currency	(1.14)		1.24		4.90		4.73	4.70
Total from investment operations	(0.94)		1.27		5.09		5.33	5.28
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.12)		(0.57)		(0.56)	(0.52)
From net realized gains	(5.90)		(9.48)		(3.28)		(2.52)	(0.19)
Total distributions to shareholders	(5.97)		(9.60)		(3.85)		(3.08)	(0.71)
Net Asset Value, End of Period	$13.85		$20.76		$29.09		$27.85	$25.60
Total return (c)	(6.21)%		0.99%		20.78%		21.74%	25.53%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.03%		1.96%		1.94%		1.93%	1.98%
Interest expense	—	%(e)	—	%(e)	—	%(e)	—	—
Net expenses (d)	2.03%		1.96%		1.94%		1.93%	1.98%
Net investment income (d)	1.30%		0.10%		0.72%		2.26%	2.47%
Portfolio turnover rate	78%		67%		10%		10%	28%
Net assets, end of period (000's)	$7,123		$9,663		$13,309		$14,393	$11,234

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,							Period Ended August 31,
Class C Shares	2008		2007		2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$20.72		$29.06		$27.83		$25.58	$21.99
Income from Investment Operations:
Net investment income (b)	0.19		0.03		0.18		0.55 (c)	0.41
Net realized and unrealized gain (loss) on investments and foreign currency	(1.12)		1.23		4.90		4.78	3.72
Total from investment operations	(0.93)		1.26		5.08		5.33	4.13
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.12)		(0.57)		(0.56)	(0.35)
From net realized gains	(5.90)		(9.48)		(3.28)		(2.52)	(0.19)
Total distributions to shareholders	(5.97)		(9.60)		(3.85)		(3.08)	(0.54)
Net Asset Value, End of Period	$13.82		$20.72		$29.06		$27.83	$25.58
Total return (d)	(6.18)%		0.94%		20.75%		21.75%	18.99	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.03%		1.96%		1.94%		1.93%	1.95	%(g)
Interest expense	—	%(h)	—	%(h)	—	%(h)	—	—
Net expenses (f)	2.03%		1.96%		1.94%		1.93%	1.95	%(g)
Net investment income (f)	1.26%		0.11%		0.66%		2.08%	1.93	%(g)
Portfolio turnover rate	78%		67%		10%		10%	28%
Net assets, end of period (000's)	$6,462		$8,263		$5,486		$4,821	$2,404

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Real Estate Equity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$20.74		$29.10		$27.86		$25.60	$21.06
Income from Investment Operations:
Net investment income (a)	0.33		0.29		0.48		0.90 (b)	0.88
Net realized and unrealized gain (loss) on investments and foreign currency	(1.10)		1.22		4.88		4.70	4.62
Total from investment operations	(0.77)		1.51		5.36		5.60	5.50
Less Distributions to Shareholders:
From net investment income	(0.19)		(0.39)		(0.84)		(0.82)	(0.77)
From net realized gains	(5.90)		(9.48)		(3.28)		(2.52)	(0.19)
Total distributions to shareholders	(6.09)		(9.87)		(4.12)		(3.34)	(0.96)
Net Asset Value, End of Period	$13.88		$20.74		$29.10		$27.86	$25.60
Total return (c)	(5.21)%		1.95%		21.99%		22.99%	26.72%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.03%		0.96%		0.94%		0.93%	0.97%
Interest expense	—	%(e)	—	%(e)	—	%(e)	—	—
Net expenses (d)	1.03%		0.96%		0.94%		0.93%	0.97%
Net investment income (d)	2.17%		1.11%		1.78%		3.40%	3.78%
Portfolio turnover rate	78%		67%		10%		10%	28%
Net assets, end of period (000's)	$282,293		$377,388		$578,899		$758,147	$872,924

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.24 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$11.62	$9.33		$8.77		$6.50		$5.91
Income from Investment Operations:
Net investment loss (a)	(0.07)	(0.10)		(0.09)		(0.04)		(0.11)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.22)	2.39		1.21		2.31		0.70
Total from investment operations	(1.29)	2.29		1.12		2.27		0.59
Less Distributions to Shareholders:
From net realized gains	(0.61)	—		(0.56)		—		—
Net Asset Value, End of Period	$9.72	$11.62		$9.33		$8.77		$6.50
Total return (b)	(12.13)%	24.54%		12.78	%(c)	34.92	%(c)	9.98	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.36%	1.46%		1.45%		1.85%		1.90%
Interest expense	—	—	%(e)	—	%(e)	—		—
Net expenses (d)	1.36%	1.46%		1.45%		1.85%		1.90%
Waiver/Reimbursement	—	—		—	%(e)	0.06%		0.53%
Net investment loss (d)	(0.69)%	(0.96)%		(0.95)%		(1.47)%		(1.51)%
Portfolio turnover rate	263%	210%		350%		328%		488%
Net assets, end of period (000's)	$137,181	$109,541		$75,996		$14,696		$2,818

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$11.25	$9.10		$8.57		$6.40		$5.86
Income from Investment Operations:
Net investment loss (a)	(0.15)	(0.17)		(0.16)		(0.17)		(0.16)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.19)	2.32		1.19		2.34		0.70
Total from investment operations	(1.34)	2.15		1.03		2.17		0.54
Less Distributions to Shareholders:
From net realized gains	(0.52)	—		(0.50)		—		—
Net Asset Value, End of Period	$9.39	$11.25		$9.10		$8.57		$6.40
Total return (b)	(12.80)%	23.63%		11.98	%(c)	33.91	%(c)	9.22	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	2.11%	2.21%		2.20%		2.60%		2.65%
Interest expense	—	—	%(e)	—	%(e)	—		—
Net expenses (d)	2.11%	2.21%		2.20%		2.60%		2.65%
Waiver/Reimbursement	—	—		—	%(e)	0.06%		0.48%
Net investment loss (d)	(1.43)%	(1.70)%		(1.70)%		(2.29)%		(2.30)%
Portfolio turnover rate	263%	210%		350%		328%		488%
Net assets, end of period (000's)	$10,812	$10,580		$7,823		$3,183		$2,200

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,							Period Ended August 31,
Class C Shares	2008	2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$11.27	$9.12		$8.59		$6.41		$6.48
Income from Investment Operations:
Net investment loss (b)	(0.15)	(0.17)		(0.16)		(0.17)		(0.14)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.19)	2.32		1.19		2.35		0.07
Total from investment operations	(1.34)	2.15		1.03		2.18		(0.07)
Less Distributions to Shareholders:
From net realized gains	(0.52)	—		(0.50)		—		—
Net Asset Value, End of Period	$9.41	$11.27		$9.12		$8.59		$6.41
Total return (c)	(12.78)%	23.57%		11.95	%(d)	34.01	%(d)	(1.08	)%(d)(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.11%	2.21%		2.20%		2.60%		2.65	%(g)
Interest expense	—	—	%(h)	—	%(h)	—		—
Net expenses (f)	2.11%	2.21%		2.20%		2.60%		2.65	%(g)
Waiver/Reimbursement	—	—		—	%(h)	0.06%		0.68	%(g)
Net investment loss (f)	(1.45)%	(1.70)%		(1.70)%		(2.23)%		(2.18	)%(g)
Portfolio turnover rate	263%	210%		350%		328%		488%
Net assets, end of period (000's)	$44,466	$36,325		$21,018		$1,972		$488

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Technology Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008	2007		2006		2005		2004
Net Asset Value, Beginning of Period	$11.78	$9.43		$8.86		$6.55		$5.93
Income from Investment Operations:
Net investment loss (a)	(0.05)	(0.08)		(0.07)		(0.10)		(0.09)
Net realized and unrealized gain (loss) on investments, foreign currency, futures contracts and written options	(1.23)	2.43		1.22		2.41		0.71
Total from investment o0perations	(1.28)	2.35		1.15		2.31		0.62
Less Distributions to Shareholders:
From net realized gains	(0.64)	—		(0.58)		—		—
Net Asset Value, End of Period	$9.86	$11.78		$9.43		$8.86		$6.55
Total return (b)	(11.93)%	24.92%		13.01	%(c)	35.27	%(c)	10.46	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.11%	1.21%		1.20%		1.60%		1.65%
Interest expense	—	—	%(e)	—	%(e)	—		—
Net expenses (d)	1.11%	1.21%		1.20%		1.60%		1.65%
Waiver/Reimbursement	—	—		—	%(e)	0.06%		0.53%
Net investment loss (d)	(0.45)%	(0.70)%		(0.71)%		(1.29)%		(1.30)%
Portfolio turnover rate	263%	210%		350%		328%		488%
Net assets, end of period (000's)	$208,883	$137,420		$70,767		$40,947		$30,268

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$21.48		$21.22		$21.21		$18.37		$15.95
Income from Investment Operations:
Net investment income (a)	0.06		0.07		0.13		0.01		0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(1.25)		2.97		1.54		3.08		2.46
Total from investment operations	(1.19)		3.04		1.67		3.09		2.49
Less Distributions to Shareholders:
From net investment income	(0.07)		(0.10)		(0.14)		(0.03)		(0.07)
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—
Total distributions to shareholders	(2.28)		(2.78)		(1.66)		(0.25)		(0.07)
Net Asset Value, End of Period	$18.01		$21.48		$21.22		$21.21		$18.37
Total return (b)(c)	(7.09)%		16.33%		8.26%		16.88%		15.64%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.22	%(d)	1.23	%(e)	1.24	%(f)	1.24	%(f)	1.27	%(f)
Waiver/Reimbursement	0.03%		0.02%		0.01%		0.03%		0.01%
Net investment income	0.30	%(d)	0.36	%(e)	0.65	%(f)	0.64	%(f)	0.19	%(f)
Portfolio turnover rate	88%		139%		82%		80%		106%
Net assets, end of period (000's)	$225,418		$255,743		$170,201		$169,340		$99,608

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of 0.04%.

(e)  The benefits derived from expense reductions had an impact of 0.06%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$20.96		$20.81		$20.84		$18.17		$15.82
Income from Investment Operations:
Net investment loss (a)	(0.09)		(0.08)		(0.02)		—	(b)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.21)		2.91		1.51		2.89		2.45
Total from investment operations	(1.30)		2.83		1.49		2.89		2.35
Less Distributions to Shareholders:
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—
Net Asset Value, End of Period	$17.45		$20.96		$20.81		$20.84		$18.17
Total return (c)(d)	(7.77)%		15.50%		7.47%		15.97%		14.85%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(e)	1.98	%(f)	1.99	%(g)	1.99	%(g)	2.02	%(g)
Waiver/Reimbursement	0.03%		0.02%		0.01%		0.03%		0.14%
Net investment loss	(0.46	)%(e)	(0.39	)%(f)	(0.10	)%(g)	(0.09	)%(g)	(0.57	)%(g)
Portfolio turnover rate	88%		139%		82%		80%		106%
Net assets, end of period (000's)	$42,229		$53,965		$51,446		$49,318		$22,071

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of 0.04%.

(f)  The benefits derived from expense reductions had an impact of 0.06%.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,								Period Ended August 31,
Class C Shares	2008		2007		2006		2005		2004 (a)
Net Asset Value, Beginning of Period	$20.96		$20.82		$20.85		$18.18		$16.42
Income from Investment Operations:
Net investment loss (b)	(0.09)		(0.08)		(0.02)		—	(c)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.20)		2.90		1.51		2.89		1.85
Total from investment operations	(1.29)		2.82		1.49		2.89		1.76
Less Distributions to Shareholders:
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—
Net Asset Value, End of Period	$17.46		$20.96		$20.82		$20.85		$18.18
Total return (d)(e)	(7.72)%		15.43%		7.46%		15.96%		10.72	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses	1.97	%(g)	1.98	%(h)	1.99	%(i)	1.99	%(i)	2.05	%(i)(j)
Waiver/Reimbursement	0.03%		0.02%		0.01%		0.03%		0.07	%(j)
Net investment loss	(0.46	)%(g)	(0.40	)%(h)	(0.10	)%(i)	(0.09	)%(i)	(0.57	)%(i)(j)
Portfolio turnover rate	88%		139%		82%		80%		106%
Net assets, end of period (000's)	$34,208		$44,682		$43,881		$39,253		$14,821

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of 0.04%.

(h)  The benefits derived from expense reductions had an impact of 0.06%.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Investor Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008		2007		2006		2005		2004
Net Asset Value, Beginning of Period	$21.53		$21.28		$21.27		$18.42		$15.98
Income from Investment Operations:
Net investment income (a)	0.11		0.13		0.18		0.01		0.08
Net realized and unrealized gain (loss) on investments and foreign currency	(1.25)		2.96		1.54		3.13		2.47
Total from investment operations	(1.14)		3.09		1.72		3.14		2.55
Less Distributions to Shareholders:
From net investment income	(0.12)		(0.16)		(0.19)		(0.07)		(0.11)
From net realized gains	(2.21)		(2.68)		(1.52)		(0.22)		—
Total distributions to shareholders	(2.33)		(2.84)		(1.71)		(0.29)		(0.11)
Net Asset Value, End of Period	$18.06		$21.53		$21.28		$21.27		$18.42
Total return (b)(c)	(6.85)%		16.62%		8.50%		17.16%		15.98%
Ratios to Average Net Assets/Supplemental Data:
Net expenses	0.97	%(d)	0.98	%(e)	0.99	%(f)	0.99	%(f)	1.02	%(f)
Waiver/Reimbursement	0.03%		0.02%		0.01%		0.03%		0.03%
Net investment income	0.55	%(d)	0.63	%(e)	0.89	%(f)	0.86	%(f)	0.44	%(f)
Portfolio turnover rate	88%		139%		82%		80%		106%
Net assets, end of period (000's)	$755,348		$859,142		$179,027		$267,380		$272,178

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of 0.04%.

(e)  The benefits derived from expense reductions had an impact of 0.06%.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$24.77	$22.51	$21.75		$19.86	$19.18
Income from Investment Operations:
Net investment income (a)	0.53	0.48	0.38		0.02 (b)	0.29
Net realized and unrealized gain (loss) on investments and futures contracts	(0.56)	2.26	0.78		2.28	0.67
Total from investment operations	(0.03)	2.74	1.16		2.30	0.96
Less Distributions to Shareholders:
From net investment income	(0.56)	(0.48)	(0.40)		(0.41)	(0.28)
From net realized gains	(0.15)	—	—		—	—
Total distributions to shareholders	(0.71)	(0.48)	(0.40)		(0.41)	(0.28)
Net Asset Value, End of Period	$24.03	$24.77	$22.51		$21.75	$19.86
Total return (c)	(0.22)%	12.26%	5.40	%(d)	11.72%	4.99%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.99%	1.02%	0.98%		1.02%	1.02%
Interest expense	—	—	—	%(f)	—	—
Net expenses (e)	0.99%	1.02%	0.98%		1.02%	1.02%
Waiver/Reimbursement	—	—	0.01%		—	—
Net investment income (e)	2.14%	1.98%	1.71%		1.80%	1.45%
Portfolio turnover rate	94%	78%	59%		63%	158%
Net assets, end of period (000's)	$10,712	$6,582	$4,137		$3,378	$2,577

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$24.73	$22.47	$21.72		$19.83	$19.16
Income from Investment Operations:
Net investment income (a)	0.34	0.29	0.21		0.01 (b)	0.14
Net realized and unrealized gain (loss) on investments and futures contracts	(0.56)	2.27	0.78		2.14	0.66
Total from investment operations	(0.22)	2.56	0.99		2.15	0.80
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.30)	(0.24)		(0.26)	(0.13)
From net realized gains	(0.15)	—	—		—	—
Total distributions to shareholders	(0.52)	(0.30)	(0.24)		(0.26)	(0.13)
Net Asset Value, End of Period	$23.99	$24.73	$22.47		$21.72	$19.83
Total return (c)	(0.97)%	11.45%	4.57	%(d)	10.91%	4.17%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	1.74%	1.77%	1.73%		1.77%	1.77%
Interest expense	—	—	—	%(f)	—	—
Net expenses (e)	1.74%	1.77%	1.73%		1.77%	1.77%
Waiver/Reimbursement	—	—	0.01%		—	—
Net investment income (e)	1.37%	1.20%	0.95%		1.07%	0.71%
Portfolio turnover rate	94%	78%	59%		63%	158%
Net assets, end of period (000's)	$7,551	$6,955	$7,213		$8,149	$7,286

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,
Class C Shares	2008	2007	2006		2005	2004 (a)
Net Asset Value, Beginning of Period	$24.73	$22.48	$21.72		$19.83	$19.59
Income from Investment Operations:
Net investment income (b)	0.34	0.29	0.21		0.01 (c)	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	(0.56)	2.26	0.79		2.14	0.23
Total from investment operations	(0.22)	2.55	1.00		2.15	0.36
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.30)	(0.24)		(0.26)	(0.12)
From net realized gains	(0.15)	—	—		—	—
Total distributions to shareholders	(0.52)	(0.30)	(0.24)		(0.26)	(0.12)
Net Asset Value, End of Period	$23.99	$24.73	$22.48		$21.72	$19.83
Total return (d)	(0.97)%	11.40%	4.62	%(e)	10.91%	1.82	%(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.74%	1.77%	1.73%		1.77%	1.80	%(h)
Interest expense	—	—	—	%(i)	—	—
Net expenses (g)	1.74%	1.77%	1.73%		1.77%	1.80	%(h)
Waiver/Reimbursement	—	—	0.01%		—	—
Net investment income (g)	1.39%	1.20%	0.98%		1.06%	0.72	%(h)
Portfolio turnover rate	94%	78%	59%		63%	158%
Net assets, end of period (000's)	$3,209	$1,887	$1,491		$952	$730

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Balanced Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008	2007	2006		2005	2004
Net Asset Value, Beginning of Period	$24.75	$22.50	$21.74		$19.84	$19.19
Income from Investment Operations:
Net investment income (a)	0.58	0.53	0.43		0.01 (b)	0.35
Net realized and unrealized gain (loss) on investments and futures contracts	(0.54)	2.26	0.79		2.36	0.66
Total from investment operations	0.04	2.79	1.22		2.37	1.01
Less Distributions to Shareholders:
From net investment income	(0.62)	(0.54)	(0.46)		(0.47)	(0.36)
From net realized gains	(0.15)	—	—		—	—
Total distributions to shareholders	(0.77)	(0.54)	(0.46)		(0.47)	(0.36)
Net Asset Value, End of Period	$24.02	$24.75	$22.50		$21.74	$19.84
Total return (c)	0.07%	12.49%	5.66	%(d)	12.06%	5.27%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.74%	0.77%	0.73%		0.77%	0.77%
Interest expense	—	—	—	%(f)	—	—
Net expenses (e)	0.74%	0.77%	0.73%		0.77%	0.77%
Waiver/Reimbursement	—	—	0.01%		—	—
Net investment income (e)	2.35%	2.19%	1.94%		2.11%	1.73%
Portfolio turnover rate	94%	78%	59%		63%	158%
Net assets, end of period (000's)	$176,113	$196,615	$226,694		$301,109	$483,746

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Period	$12.02		$12.24	$12.45		$12.45	$12.25
Income from Investment Operations:
Net investment income (a)	0.46		0.46	0.45		0.46	0.46
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		(0.23)	(0.20)		0.03	0.34
Total from investment operations	0.51		0.23	0.25		0.49	0.80
Less Distributions to Shareholders:
From net investment income	(0.46)		(0.45)	(0.46)		(0.45)	(0.46)
From net realized gains	—		—	—		(0.04)	(0.14)
Total distributions to shareholders	(0.46)		(0.45)	(0.46)		(0.49)	(0.60)
Net Asset Value, End of Period	$12.07		$12.02	$12.24		$12.45	$12.45
Total return (b)	4.31	%(c)	1.92%	2.05	%(c)	4.05%	6.68%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.77%		0.88%	0.89%		0.89%	0.92%
Waiver/Reimbursement	0.10%		—	—	%(e)	—	—
Net investment income (d)	3.78%		3.73%	3.72%		3.71%	3.73%
Portfolio turnover rate	5%		16%	2%		9%	11%
Net assets, end of period (000's)	$10,210		$5,519	$6,507		$4,300	$3,680

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Period	$12.02		$12.24	$12.45		$12.45	$12.25
Income from Investment Operations:
Net investment income (a)	0.37		0.36	0.37		0.37	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		(0.22)	(0.22)		0.03	0.34
Total from investment operations	0.42		0.14	0.15		0.40	0.71
Less Distributions to Shareholders:
From net investment income	(0.37)		(0.36)	(0.36)		(0.36)	(0.37)
From net realized gains	—		—	—		(0.04)	(0.14)
Total distributions to shareholders	(0.37)		(0.36)	(0.36)		(0.40)	(0.51)
Net Asset Value, End of Period	$12.07		$12.02	$12.24		$12.45	$12.45
Total return (b)	3.56	%(c)	1.16%	1.29	%(c)	3.26%	5.87%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.52%		1.63%	1.64%		1.64%	1.68%
Waiver/Reimbursement	0.10%		—	—	%(e)	—	—
Net investment income (d)	3.08%		2.98%	3.00%		2.96%	2.97%
Portfolio turnover rate	5%		16%	2%		9%	11%
Net assets, end of period (000's)	$570		$842	$913		$1,226	$1,190

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,				Period Ended August 31,
Class C Shares	2008	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$12.02	$12.24	$12.45	$12.45	$12.42
Income from Investment Operations:
Net investment income (b)	0.41	0.40	0.41	0.41	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.05	(0.21)	(0.21)	0.03	0.18
Total from investment operations	0.46	0.19	0.20	0.44	0.54
Less Distributions to Shareholders:
From net investment income	(0.41)	(0.41)	(0.41)	(0.40)	(0.37)
From net realized gains	—	—	—	(0.04)	(0.14)
Total distributions to shareholders	(0.41)	(0.41)	(0.41)	(0.44)	(0.51)
Net Asset Value, End of Period	$12.07	$12.02	$12.24	$12.45	$12.45
Total return (c)(d)	3.88%	1.52%	1.64%	3.64%	4.41	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses (f)	1.17%	1.28%	1.29%	1.29%	1.30	%(g)
Waiver/Reimbursement	0.45%	0.35%	0.35%	0.35%	0.35	%(g)
Net investment income (f)	3.36%	3.33%	3.33%	3.31%	3.28	%(g)
Portfolio turnover rate	5%	16%	2%	9%	11	%(e)
Net assets, end of period (000's)	$7,847	$1,097	$616	$601	$278

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Oregon Intermediate Municipal Bond Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008		2007	2006		2005	2004
Net Asset Value, Beginning of Period	$12.02		$12.24	$12.45		$12.45	$12.25
Income from Investment Operations:
Net investment income (a)	0.49		0.49	0.49		0.49	0.50
Net realized and unrealized gain (loss) on investments and futures contracts	0.05		(0.23)	(0.21)		0.03	0.34
Total from investment operations	0.54		0.26	0.28		0.52	0.84
Less Distributions to Shareholders:
From net investment income	(0.49)		(0.48)	(0.49)		(0.48)	(0.50)
From net realized gains	—		—	—		(0.04)	(0.14)
Total distributions to shareholders	(0.49)		(0.48)	(0.49)		(0.52)	(0.64)
Net Asset Value, End of Period	$12.07		$12.02	$12.24		$12.45	$12.45
Total return (b)	4.59	%(c)	2.18%	2.31	%(c)	4.31%	6.97%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	0.52%		0.63%	0.64%		0.64%	0.65%
Waiver/Reimbursement	0.10%		—	—	%(e)	—	—
Net investment income (d)	4.07%		3.98%	3.99%		3.96%	4.03%
Portfolio turnover rate	5%		16%	2%		9%	11%
Net assets, end of period (000's)	$381,162		$368,292	$380,653		$410,706	$434,509

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$8.12	$8.27		$8.62		$8.69	$8.49
Income from Investment Operations:
Net investment income (a)	0.51	0.52		0.50		0.48	0.50
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	(0.13)		(0.32)		(0.03)	0.24
Total from investment operations	0.01	0.39		0.18		0.45	0.74
Less Distributions to Shareholders:
From net investment income	(0.52)	(0.54)		(0.53)		(0.52)	(0.54)
Net Asset Value, End of Period	$7.61	$8.12		$8.27		$8.62	$8.69
Total return (b)	0.07%	4.75%		2.16	%(c)	5.31%	8.90%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.07%	1.03%		0.97%		0.95%	1.01%
Interest expense	—	—	%(e)	—		—	—
Net expenses (d)	1.07%	1.03%		0.97%		0.95%	1.01%
Waiver/Reimbursement	—	—		—	%(e)	—	—
Net investment income (d)	6.46%	6.25%		5.97%		5.55%	5.74%
Portfolio turnover rate	29%	42%		31%		40%	41%
Net assets, end of period (000's)	$68,496	$103,769		$170,575		$321,402	$335,841

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$8.12	$8.27		$8.62		$8.69	$8.49
Income from Investment Operations:
Net investment income (a)	0.45	0.46		0.44		0.42	0.43
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	(0.13)		(0.32)		(0.03)	0.24
Total from investment operations	(0.05)	0.33		0.12		0.39	0.67
Less Distributions to Shareholders:
From net investment income	(0.46)	(0.48)		(0.47)		(0.46)	(0.47)
Net Asset Value, End of Period	$7.61	$8.12		$8.27		$8.62	$8.69
Total return (b)	(0.67)%	3.97%		1.40	%(c)	4.53%	8.07%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.82%	1.78%		1.72%		1.70%	1.77%
Interest expense	—	—	%(e)	—		—	—
Net expenses (d)	1.82%	1.78%		1.72%		1.70%	1.77%
Waiver/Reimbursement	—	—		—	%(e)	—	—
Net investment income (d)	5.71%	5.50%		5.21%		4.80%	4.97%
Portfolio turnover rate	29%	42%		31%		40%	41%
Net assets, end of period (000's)	$38,175	$50,577		$66,886		$89,101	$102,038

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,					Period Ended August 31,
Class C Shares	2008	2007		2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$8.12	$8.27		$8.62	$8.69	$8.64
Income from Investment Operations:
Net investment income (b)	0.47	0.47		0.45	0.43	0.39
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	(0.13)		(0.32)	(0.03)	0.09
Total from investment operations	(0.04)	0.34		0.13	0.40	0.48
Less Distributions to Shareholders:
From net investment income	(0.47)	(0.49)		(0.48)	(0.47)	(0.43)
Net Asset Value, End of Period	$7.61	$8.12		$8.27	$8.62	$8.69
Total return (c)(d)	(0.52)%	4.13%		1.55%	4.69%	5.65	%(e)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.67%	1.63%		1.57%	1.55%	1.61	%(g)
Interest expense	—	—	%(h)	—	—	—
Net expenses (f)	1.67%	1.63%		1.57%	1.55%	1.61	%(g)
Waiver/Reimbursement	0.15%	0.15%		0.15%	0.15%	0.15	%(g)
Net investment income (f)	5.88%	5.69%		5.37%	4.95%	5.03	%(g)
Portfolio turnover rate	29%	42%		31%	40%	41	%(e)
Net assets, end of period (000's)	$23,003	$33,673		$11,653	$18,002	$20,126

(a)  Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Conservative High Yield Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$8.12	$8.27		$8.62		$8.69	$8.49
Income from Investment Operations:
Net investment income (a)	0.53	0.54		0.52		0.50	0.52
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	(0.13)		(0.32)		(0.03)	0.24
Total from investment operations	0.03	0.41		0.20		0.47	0.76
Less Distributions to Shareholders:
From net investment income	(0.54)	(0.56)		(0.55)		(0.54)	(0.56)
Net Asset Value, End of Period	$7.61	$8.12		$8.27		$8.62	$8.69
Total return (b)	0.32%	5.01%		2.42	%(c)	5.54%	9.16%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	0.82%	0.78%		0.72%		0.70%	0.77%
Interest expense	—	—	%(e)	—		—	—
Net expenses (d)	0.82%	0.78%		0.72%		0.70%	0.77%
Waiver/Reimbursement	—	—		—	%(e)	—	—
Net investment income (d)	6.71%	6.49%		6.20%		5.80%	5.97%
Portfolio turnover rate	29%	42%		31%		40%	41%
Net assets, end of period (000's)	$443,043	$614,168		$801,811		$1,073,894	$1,186,454

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Funds
August 31, 2008

Note 1. Organization

Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following series of the Trust (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia International Stock Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Strategic Investor Fund

Columbia Balanced Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Conservative High Yield Fund

Columbia Real Estate Equity Fund is a non-diversified Fund, which allows the Fund to invest more of its assets in the securities of fewer issuers. All other Funds currently operate as diversified funds.

Investment Objectives

Columbia International Stock Fund seeks long-term capital appreciation. Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. Columbia Small Cap Growth Fund I seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index. Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). Columbia Technology Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its total net assets (plus any borrowings for investment purposes) in stocks of technology companies that may benefit from technological improvements, advancements or developments. Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. Columbia Oregon Intermediate Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities issued by the State of Oregon (and its political subdivisions, agencies, authorities and instrumentalities). Columbia Conservative High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade corporate debt securities, commonly referred to as "junk" or "high-yield" bonds.

Fund Shares

The Trust may issue an unlimited number of shares. Each of the Funds, except Columbia Mid Cap Growth Fund, offers four classes of shares: Class A, Class B, Class C and Class Z. Columbia Mid Cap Growth Fund offers six classes of shares: Class A, Class B, Class C, Class R, Class T and Class Z. Each share class has its own expense structure and sales charges, as applicable.

With the exception of Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund, Class A and Class T shares are subject to a front-end sales charge of up to 5.75% based on the amount of initial investment. Class A shares of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are subject to a front-end sales charge of up to 3.25% and 4.75%, respectively, based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within one year after purchase. With the exception of Class B shares of Columbia Oregon Intermediate Municipal Bond Fund, which are subject to a maximum CDSC of 3.00%, Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Class C shares are subject

Columbia Funds, August 31, 2008 (continued)

to a 1.00% CDSC on shares sold within one year after purchase. Class R and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class R and Class Z shares, as described in the Funds' prospectuses.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities, exchange-traded funds and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. Certain funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and

Columbia Funds, August 31, 2008 (continued)

under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on each Fund's financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133 ("SFAS 161"), was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Funds' financial statement disclosures.

Futures Contracts

The Funds may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statements of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

Each Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase a Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security transaction to determine the realized gain or loss. Each Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is the risk that the Funds may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a segregated account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase a Fund's exposure to the underlying instrument. Purchasing put options tends to decrease a Fund's exposure to the underlying instrument. The Funds may pay a premium, which is included in the Funds' Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized

Columbia Funds, August 31, 2008 (continued)

losses. Premiums paid for purchasing options which are excercised are added to the amounts paid (call) or offset against the proceeds (put) on the underlying security transaction to determine the realized gain or loss. If a Fund enters into a closing transaction, the Fund will realize a gain or loss, depending on whether the proceeds from the closing transaction are greater or less than the cost of the option.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are generally used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia, has determined are creditworthy. Each Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Loan Participations and Commitments

The Columbia Conservative High Yield Fund may invest in loan participations. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participation ("Selling Participant"), but not the borrower. However, the Fund assumes the credit risk of the borrower, Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan which it has purchased from the Selling Participant

Delayed Delivery Securities

Each Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. Each Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Treasury Inflation Protected Securities

Columbia Balanced Fund may invest in treasury inflation protected securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid. These adjustments are recorded as interest income on the Statements of Operations.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Columbia Funds, August 31, 2008 (continued)

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of any non-reclaimable tax withholdings. Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Funds and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to such Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund. For the remaining Funds, income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund based on the relative net assets of each class of that Fund.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Capital Gains Taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Technology Fund and Columbia Strategic Investor Fund, if any, are declared and distributed annually. Distributions from net investment income of Columbia Real Estate Equity Fund and Columbia Balanced Fund, if any, are declared and distributed quarterly. Distributions from net investment income of Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually for all Funds. Income distributions and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against a Fund. Also, under the Trust's organizational documents and by contract,

Columbia Funds, August 31, 2008 (continued)

the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to each Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for net operating loss reclassifications, foreign currency transactions, capital loss carryforwards, paydown reclassifications, distribution reclassifications, Passive Foreign Investment Company adjustments, redemption based payments treated as dividends paid deduction, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed (Overdistributed) Net Investment Income or Accumulated Net Investment Loss	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Columbia International Stock Fund	$(4,963,548)	$4,963,787	$(239)
Columbia Mid Cap Growth Fund	4,014,358	(4,014,359)	1
Columbia Small Cap Growth Fund I	1,899,449	(389,370)	(1,510,079)
Columbia Real Estate Equity Fund	(1,592,522)	(23,520,165)	25,112,687
Columbia Technology Fund	2,721,845	(646,288)	(2,075,557)
Columbia Strategic Investor Fund	(59,978)	59,978	—
Columbia Balanced Fund	200,715	(200,713)	(2)
Columbia Oregon Intermediate Municipal Bond Fund	(40,985)	40,984	1
Columbia Conservative High Yield Fund	2,022,289	(2,022,289)	—

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

	August 31, 2008
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$72,484,263	$120,917,872	$193,402,135
Columbia Mid Cap Growth Fund	—	67,860,029	146,420,479	214,280,508
Columbia Small Cap Growth Fund I	—	7,557,491	24,654,752	32,212,243

Columbia Funds, August 31, 2008 (continued)

	August 31, 2008
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia Real Estate Equity Fund	$—	$4,051,574	$105,279,419	$109,330,993
Columbia Technology Fund	—	6,856,684	14,787,370	21,644,054
Columbia Strategic Investor Fund	—	8,110,181	120,053,974	128,164,155
Columbia Balanced Fund	—	5,285,251	1,048,831	6,334,082
Columbia Oregon Intermediate Municipal Bond Fund	15,579,086	—	—	15,579,086
Columbia Conservative High Yield Fund	—	45,392,403	—	45,392,403
	August 31, 2007
	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Total
Columbia International Stock Fund	$—	$21,930,885	$136,213,727	$158,144,612
Columbia Mid Cap Growth Fund	—	13,102,667	74,190,625	87,293,292
Columbia Small Cap Growth Fund I	—	7,227,574	23,653,088	30,880,662
Columbia Real Estate Equity Fund	—	9,129,456	211,804,391	220,933,847
Columbia Strategic Investor Fund	—	6,325,599	54,525,936	60,851,535
Columbia Balanced Fund	—	5,000,055	—	5,000,055
Columbia Oregon Intermediate Municipal Bond Fund	15,322,951	12,232	—	15,335,183
Columbia Conservative High Yield Fund	—	63,509,159	—	63,509,159

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia International Stock Fund	$—	$—	$22,727,514	$(9,191,247)
Columbia Mid Cap Growth Fund	—	—	28,287,472	165,963,813
Columbia Small Cap Growth Fund I	—	—	—	42,377,486
Columbia Real Estate Equity Fund	—	1,389,865	16,935,776	59,275,112
Columbia Technology Fund	—	—	—	15,641,539
Columbia Strategic Investor Fund	—	2,753,121	—	158,020,427
Columbia Balanced Fund	—	987,694	—	14,599,925
Columbia Oregon Intermediate Municipal Bond Fund	356,688	—	—	9,529,942
Columbia Conservative High Yield Fund	—	2,021,372	—	(38,079,295)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales, PFIC adjustments, discount accretion/premium amortization on debt securities and identified straddle loss deferrals.

Columbia Funds, August 31, 2008 (continued)

Unrealized appreciation and depreciation at August 31, 2008, based on cost of investments for federal income tax purposes, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Columbia International Stock Fund	$108,357,678	$(117,548,925)	$(9,191,247)
Columbia Mid Cap Growth Fund	232,828,257	(66,864,444)	165,963,813
Columbia Small Cap Growth Fund I	61,737,466	(19,359,980)	42,377,486
Columbia Real Estate Equity Fund	74,963,429	(15,688,317)	59,275,112
Columbia Technology Fund	32,168,339	(16,526,800)	15,641,539
Columbia Strategic Investor Fund	189,428,819	(31,408,392)	158,020,427
Columbia Balanced Fund	19,526,331	(4,926,406)	14,599,925
Columbia Oregon Intermediate Municipal Bond Fund	13,279,883	(3,749,941)	9,529,942
Columbia Conservative High Yield Fund	3,067,698	(41,146,993)	(38,079,295)

The following capital loss carryforwards, determined as of August 31, 2008, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2009	2010	2011	2013	2014	2015	2016	Total
Columbia International Stock Fund	$30,059,623	$20,382,060	$—	$—	$—	$—	$—	$50,441,683
Columbia Mid Cap Growth Fund	1,376,842	—	—	—	—	—	—	1,376,842
Columbia Strategic Investor Fund	5,290,232	—	10,580,464	—	—	—	—	15,870,696
Columbia Oregon Intermediate Municipal Bond Fund	—	—	—	19,562	—	—	—	19,562
Columbia Conservative High Yield Fund	—	9,535,110	—	—	975,147	22,859,341	5,603,050	38,972,648

Capital loss carryforwards that were utilized and/or expired during the year ended August 31, 2008 were as follows:

Columbia International Stock Fund	$24,094,013
Columbia Mid Cap Growth Fund	1,376,842
Columbia Strategic Investor Fund	5,290,232
Columbia Oregon Intermediate Municipal Bond Fund	43,694

Of the remaining capital loss carryforwards attributable to Columbia International Stock Fund, $659,591 expiring August 31, 2009 and $49,782,092 ($29,400,032 expiring August 31, 2009 and $20,382,060 expiring August 31, 2010) remain from Columbia International Stock Fund's merger with Stein Roe International Fund and Columbia International Equity Fund, respectively. The availability of the remaining capital loss carryforwards may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $1,376,842 expiring August 31, 2009 remains from the Columbia Mid Cap Growth Fund's merger with Liberty Mid Cap Growth Fund.

Columbia Funds, August 31, 2008 (continued)

Of the remaining capital loss carryforwards attributable to Columbia Strategic Investor Fund, $5,290,232 expiring August 31, 2009 and $10,580,464 expiring August 31, 2011 remain from the Columbia Strategic Investor Fund merger with the Columbia Young Investor Fund. The availability of a portion of the remaining capital loss carryforward from the Columbia Young Investor Fund may be limited in a given year.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2008, post-October currency and capital losses attributed to security transactions were deferred to September 1, 2008, as follows:

	Capital Losses	Currency Losses
Columbia Small Cap Growth Fund I	$9,498,273	$8,595
Columbia Technology Fund	40,655,729	—
Columbia Strategic Investor Fund	57,971,642	—
Columbia Balanced Fund	646,936	—
Columbia Conservative High Yield Fund	32,276,784	—

Under Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 ("FIN 48") management determines whether a tax position of the Funds is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for each Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Funds' financial statements. However, management's conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Funds. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia International Stock Fund	0.87%	0.82%	0.77%	0.72%	0.70%	0.68%
Columbia Mid Cap Growth Fund	0.82%	0.75%	0.72%	0.67%	0.67%	0.67%
Columbia Small Cap Growth Fund I	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Real Estate Equity Fund	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Columbia Funds, August 31, 2008 (continued)

	First $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Technology Fund	0.87%	0.82%	0.77%	0.77%	0.77%	0.77%
Columbia Strategic Investor Fund	0.60%	0.55%	0.50%	0.50%	0.50%	0.50%
Columbia Balanced Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Oregon Intermediate Municipal Bond Fund	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Columbia Conservative High Yield Fund	0.60%	0.55%	0.52%	0.49%	0.49%	0.49%

For the year ended August 31, 2008, the effective investment advisory fee rates for the Funds, as a percentage of each Fund's average daily net assets, were as follows:

Effective Fee Rate
Columbia International Stock Fund	0.83%
Columbia Mid Cap Growth Fund	0.76%
Columbia Small Cap Growth Fund I	0.87%
Columbia Real Estate Equity Fund	0.75%
Columbia Technology Fund	0.87%
Columbia Strategic Investor Fund	0.56%
Columbia Balanced Fund	0.50%
Columbia Oregon Intermediate
Municipal Bond Fund	0.50%
Columbia Conservative High Yield Fund	0.59%

Administration Fee

Columbia provides administrative and other services to Columbia Strategic Investor Fund for a monthly administration fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rates
First $1 billion	0.150%
Over $1 billion	0.125%

For the year ended August 31, 2008, the effective administration fee rate was 0.146% of Columbia Strategic Investor Fund's average daily net assets.

Pricing and Bookkeeping Fees

The Funds have entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Funds. The Funds have also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee per Fund will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

The Funds have entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Funds reimburse Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Funds also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Columbia Funds, August 31, 2008 (continued)

For the year ended August 31, 2008, the amounts charged to the Funds by affiliates included in the Statements of Operations under "Pricing and bookkeeping fees" were as follows:

Amounts Charged by Affiliates
Columbia International Stock Fund	$4,673
Columbia Mid Cap Growth Fund	4,673
Columbia Small Cap Growth Fund I	4,673
Columbia Real Estate Equity Fund	4,673
Columbia Technology Fund	4,673
Columbia Strategic Investor Fund	4,673
Columbia Balanced Fund	4,673
Columbia Oregon Intermediate Municipal Bond Fund	4,673
Columbia Conservative High Yield Fund	4,673

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Funds and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

The Transfer Agent has voluntarily agreed to waive up to 0.10% of Columbia International Stock Fund's average daily net assets. For the year ended August 31, 2008, the Transfer Agent waived transfer agent fees of $1,038,623. The Transfer Agent, at its discretion, may revise or discontinue this arrangement at any time.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below each Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statements of Operations. For the year ended August 31, 2008, these minimum account balance fees reduced total expenses as follows:

Minimum Account Balance Fees
Columbia International Stock Fund	$40,580
Columbia Mid Cap Growth Fund	16,775
Columbia Small Cap Growth Fund I	3,604
Columbia Real Estate Equity Fund	7,497
Columbia Technology Fund	2,910
Columbia Strategic Investor Fund	511,425
Columbia Balanced Fund	7,576
Columbia Oregon Intermediate Municipal Bond Fund	2,100
Columbia Conservative High Yield Fund	3,286

Columbia Funds, August 31, 2008 (continued)

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds' shares. For the year ended August 31, 2008, the Distributor has retained net underwriting discounts on sales of Class A and Class T shares and received net CDSC fees on Class A, Class B, Class C and Class T share redemptions as follows:

	Front-End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C	Class T
Columbia International Stock Fund	$14,769	$—	$685	$28,570	$1,477	$—
Columbia Mid Cap Growth Fund	29,465	157	6,372	12,057	3,558	1
Columbia Small Cap Growth Fund I	30,632	—	83	1,789	1,464	—
Columbia Real Estate Equity Fund	5,523	—	637	12,250	1,701	—
Columbia Technology Fund	143,946	—	13,974	31,235	38,840	—
Columbia Strategic Investor Fund	238,114	—	3,101	83,980	4,702	—
Columbia Balanced Fund	10,387	—	68	8,501	94	—
Columbia Oregon Intermediate Municipal Fund	986	—	—	2,802	—	—
Columbia Conservative High Yield Fund	1,974	—	—	95,860	316	—

The Funds have adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A (a)	Class B	Class C	Class R
Columbia International Stock Fund	—	0.75%	0.75%	—
Columbia Mid Cap Growth Fund	0.10%	0.75%	0.75%	0.50%
Columbia Small Cap Growth Fund I	0.10%	0.75%	0.75%	—
Columbia Real Estate Equity Fund	0.10%	0.75%	0.75%	—
Columbia Technology Fund	0.10%	0.75%	0.75%	—
Columbia Strategic Investor Fund	—	0.75%	0.75%	—
Columbia Balanced Fund	0.10%	0.75%	0.75%	—
Columbia Oregon Intermediate Municipal Bond Fund	0.10%	0.75%	0.75%	—
Columbia Conservative High Yield Fund	0.10%	0.75%	0.75%	—

	Service Fee
	Class A (a)	Class B	Class C
Columbia International Stock Fund	0.25%	0.25%	0.25%
Columbia Mid Cap Growth Fund	0.25%	0.25%	0.25%
Columbia Small Cap Growth Fund I	0.25%	0.25%	0.25%

Columbia Funds, August 31, 2008 (continued)

	Service Fee
	Class A (a)	Class B	Class C
Columbia Real Estate Equity Fund	0.25%	0.25%	0.25%
Columbia Technology Fund	0.25%	0.25%	0.25%
Columbia Strategic Investor Fund	0.25%	0.25%	0.25%
Columbia Balanced Fund	0.25%	0.25%	0.25%
Columbia Oregon Intermediate Municipal Bond Fund	0.25%	0.25%	0.25%
Columbia Conservative High Yield Fund	0.25%	0.25%	0.25%

(a)  Except for Columbia International Stock Fund, the Funds may pay distribution and service fees up to a maximum of 0.35% of each Fund's average daily net assets attributable to Class A shares (comprised of up to 0.25% for shareholder liaison services and up to 0.10% for distribution services), but currently limit such fees to an aggregate fee of not more than 0.25% of each Fund's average daily net assets attributable to Class A shares.

The Distributor has voluntarily agreed to waive a portion of the distribution and service fees for Class C shares so that the combined fees do not exceed the annual rate of 0.65% of the average daily net assets of the Class C shares of Columbia Oregon Intermediate Municipal Bond Fund, and 0.85% of the average daily net assets of the Class C shares of Columbia Conservative High Yield Fund. These arrangements may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

Columbia Mid Cap Growth Fund has adopted shareholder services plans that permit the Fund to pay for certain services provided to Class T shareholders by its financial advisors. The Fund may pay shareholder service fees up to a maximum of 0.50% of the Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but such fees will not exceed the Fund's net investment income attributable to Class T shares and Columbia Mid Cap Growth Fund will limit such fees to an aggregate fee of not more than 0.30% for annual Class T shareholder services fees.

Expense Limits and Fee Reimbursements

Columbia and/or some of the Funds' other service providers have voluntarily agreed to waive fees and/or reimburse Columbia Technology Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 1.65% of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Columbia has voluntarily agreed to waive fees and/or reimburse Columbia Strategic Investor Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.98% annually of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Effective November 1, 2007, Columbia has contractually agreed to waive fees and/or reimburse Columbia Oregon Intermediate Municipal Bond Fund for certain expenses so that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed the annual rate of 0.50% of the Fund's average daily net assets through December 31, 2009. There is no guarantee that this arrangement will continue after December 31, 2009.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds'

Columbia Funds, August 31, 2008 (continued)

Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of fund mergers, certain funds assumed the liabilities of the deferred compensation plan of the acquired fund, which is included in "Trustees' fees" on the Statements of Assets and Liabilities. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Funds' assets.

Note 5. Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

For the year ended August 31, 2008, these custody credits reduced total expenses as follows:

Custody Credits
Columbia International Stock Fund	$99
Columbia Mid Cap Growth Fund	3,629
Columbia Small Cap Growth Fund I	3,036
Columbia Real Estate Equity Fund	2,914
Columbia Technology Fund	2,638
Columbia Strategic Investor Fund	2,850
Columbia Balanced Fund	599
Columbia Oregon Intermediate Municipal Bond Fund	1,204
Columbia Conservative High Yield Fund	9,465

Note 6. Portfolio Information

For the year ended August 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia International Stock Fund	$—	$—	$737,021,522	$976,013,574
Columbia Mid Cap Growth Fund	—	—	2,209,560,580	2,364,763,857
Columbia Small Cap Growth Fund I	—	—	651,991,162	492,319,675
Columbia Real Estate Equity Fund	—	—	254,191,563	353,283,536
Columbia Technology Fund	—	—	1,167,093,520	997,765,187
Columbia Strategic Investor Fund	—	—	1,022,541,077	1,086,818,230
Columbia Balanced Fund	33,611,399	34,736,963	191,093,530	199,782,861
Columbia Oregon Intermediate Municipal Bond Fund	—	—	35,680,899	19,579,522
Columbia Conservative High Yield Fund	—	—	185,438,334	379,930,313

Columbia Funds, August 31, 2008 (continued)

Note 7. Redemption Fees

Columbia International Stock Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading of the portfolio. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2008, the redemption fees for Class A, Class B, Class C and Class Z shares of Columbia International Stock Fund amounted to $7,545, $568, $704 and $23,342, respectively.

Note 8. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2008, the average daily loan balance outstanding on days where borrowing existed, and the weighted average interest rate of each Fund were as follows:

	Average Borrowings	Weighted Average Interest Rate
Columbia International Stock Fund	$3,944,444	3.89%
Columbia Mid Cap Growth Fund	3,000,000	4.69%
Columbia Real Estate Equity Fund	1,666,667	5.14%

Note 9. Other

During the year ended August 31, 2008, Columbia voluntarily reimbursed Columbia Small Cap Growth Fund I $12,816 for a realized investment loss due to a trading error.

Note 10. Shares of Beneficial Interest

As of August 31, 2008, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. The percentages of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia International Stock Fund	58.5
Columbia Mid Cap Growth Fund	37.9
Columbia Small Cap Growth Fund I	20.4
Columbia Real Estate Equity Fund	20.6
Columbia Conservative High Yield Fund	45.0

Columbia Funds, August 31, 2008 (continued)

As of August 31, 2008, the Funds had shareholders that held greater than 5% of the shares outstanding of a Fund, over which BOA and/or any of its affiliates did not have investment discretion. The number of accounts and the percentages of shares of beneficial interest outstanding held therein are as follows:

	Number of Shareholders	% of Shares Outstanding Held
Columbia Mid Cap Growth Fund	1	6.7
Columbia Small Cap Growth Fund I	1	16.9
Columbia Real Estate Equity Fund	1	22.9
Columbia Technology Fund	2	30.2
Columbia Strategic Investor Fund	1	7.5
Columbia Balanced Fund	1	9.6
Columbia Oregon Intermediate Municipal Bond Fund	1	12.3
Columbia Conservative High Yield Fund	1	12.0

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 11. Significant Risks and Contingencies

Sector Focus Risk

Certain funds may focus their investments in certain sectors, subjecting them to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Columbia Oregon Intermediate Municipal Bond Fund had greater than 5% of its total net assets on August 31, 2008, invested in debt obligations issued by the state of Oregon and its political subdivisions, agencies and public authorities. This Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

Columbia Oregon Intermediate Municipal Bond Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At August 31, 2008, private insurers who insured greater than 5% of the total net assets of Columbia Oregon Intermediate Municipal Bond Fund were as follows:

Insurer	% of Total Net Assets
Financial Guaranty Insurance Corp.	14.1
MBIA Insurance Corp.	13.2
Financial Security Assurance, Inc.	10.4
AMBAC Assurance Corp.	5.7

Columbia Funds, August 31, 2008 (continued)

At September 19, 2008 MBIA Insurance Corp., Financial Guaranty Insurance Corp., AMBAC Assurance Corp. and Financial Security Assurance, Inc. were rated by Standard & Poor's AA, BB, AA and AAA, respectively.

Tax Development Risk

Columbia Oregon Intermediate Municipal Bond Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of Columbia Oregon Intermediate Municipal Bond Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under

Columbia Funds, August 31, 2008 (continued)

the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds' adviser and/or its affiliates made certain payments, including plaintiffs' attorneys' fees and costs of notice to class members.

Note 12. Business Combinations and Mergers

As of the close of business on September 15, 2006, Columbia Marsico Mid Cap Growth Fund, a series of Columbia Funds Series Trust, merged into Columbia Mid Cap Growth Fund. Columbia Mid Cap Growth Fund received a tax-free transfer of assets from Columbia Marsico Mid Cap Growth Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
23,857,869	$586,999,596	$69,562,262

Net Assets of Columbia Mid Cap Growth Fund Prior to Combination	Net Assets of Columbia Marsico Mid Cap Growth Fund Immediately Prior to Combination	Net Assets of Columbia Mid Cap Growth Fund Immediately After Combination
$865,801,321	$586,999,596	$1,452,800,917

1  Unrealized appreciation is included in the Net Assets Received.

As of the close of business on September 22, 2006, Columbia Young Investor Fund, a separate series of Columbia Funds Series Trust I, merged into Columbia Strategic Investor Fund. Columbia Strategic Investor Fund received a tax-free transfer of assets from Columbia Young Investor Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
38,899,211	$720,344,551	$99,182,704

Net Assets of Columbia Strategic Investor Fund Prior to Combination	Net Assets of Columbia Young Investor Fund Immediately Prior to Combination	Net Assets of Columbia Strategic Investor Fund Immediately After Combination
$439,343,046	$720,344,551	$1,159,687,597

1  Unrealized appreciation is included in the Net Assets Received.

Columbia Funds, August 31, 2008 (continued)

As of the close of business on March 20, 2008, Real Estate Fund, a series of Excelsior Funds, Inc., merged into Columbia Real Estate Equity Fund. Columbia Real Estate Equity Fund received a tax-free transfer of assets from Real Estate Fund as follows:

Shares Issued	Net Assets Received	Unrealized Depreciation[1]
1,924,145	$25,873,534	$(1,417,264)

Net Assets of Columbia Real Estate Equity Fund Prior to Combination	Net Assets of Real Estate Fund Immediately Prior to Combination	Net Assets of Columbia Real Estate Equity Fund Immediately After Combination
$294,500,389	$25,873,534	$320,373,923

1  Unrealized depreciation is included in the Net Assets Received.

Note 13. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 8 were terminated or amended. The uncommitted line of credit was terminated. The Funds and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to $200,000,000. Interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund I, Columbia Real Estate Equity Fund, Columbia Technology Fund, Columbia Strategic Investor Fund, Columbia Balanced Fund, Columbia Oregon Intermediate Municipal Bond Fund and Columbia Conservative High Yield Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at August 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 22, 2008

Federal Income Tax Information (Unaudited)

Columbia International Stock Fund

Foreign taxes paid during the fiscal year ended August 31, 2008, amounting to $3,259,799 ($0.05 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending December 31, 2008.

Gross income derived from sources within foreign countries amounted to $37,019,234 for the fiscal year ended August 31, 2008.

For the fiscal year ended August 31, 2008, the Fund designates long-term capital gains of $26,393,910.

For non-corporate shareholders 59.86% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the period September 1, 2007 to August 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

Columbia Mid Cap Growth Fund

For the fiscal year ended August 31, 2008, the Fund designates long-term capital gains of $63,516,981.

For non-corporate shareholders 28.35% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the period September 1, 2007 to August 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

27.85% of the ordinary income distributed by the Fund, for the year ended August 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Small Cap Growth Fund I

For the fiscal year ended August 31, 2008, the Fund designates long-term capital gains of $4,886,943.

For non-corporate shareholders 11.88% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the period September 1, 2007 to August 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

9.91% of the ordinary income distributed by the Fund, for the year ended August 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Technology Fund

For the fiscal year ended August 31, 2008, the Fund designates long-term capital gains of $3,093,150.

For non-corporate shareholders 27.57% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the period September 1, 2007 to August 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

22.45% of the ordinary income distributed by the Fund, for the year ended August 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Strategic Investor Fund

For the fiscal year ended August 31, 2008, the Fund designates long-term capital gains of $6,726,672.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the period September 1, 2007 to August 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

100.00% of the ordinary income distributed by the Fund, for the year ended August 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Balanced Fund

For the fiscal year ended August 31, 2008, the Fund designates long-term capital gains of $445,350.

For non-corporate shareholders 34.62% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the period September 1, 2007 to August 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

33.73% of the ordinary income distributed by the Fund, for the year ended August 31, 2008, qualifies for the corporate dividends received deduction.

Columbia Oregon Intermediate Municipal Bond Fund

100.00% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 77, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 77, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 77, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President—Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 77, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 77, None

John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 77, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 77, None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 77, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 77, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President—Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 77, None

Interested Trustee

William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 77, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President—Columbia Funds, since October 2004; Managing Director—Columbia Management Advisors, LLC, since September 2005; Senior Vice President—Columbia Management Distributors, Inc., since January 2005; Director—Columbia Management Services, Inc., since January 2005; Director—Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director—FIM Funding, Inc., since January 2005; President and Chief Executive Officer—CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000—December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Important Information About This Report – Columbia Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the Columbia Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

Columbia Funds

Annual Report, August 31, 2008

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800-345-6611 www.columbiafunds.com

SHC-42/155848-0808 (10/08) 08/59484

Annual Report

August 31, 2008

Columbia Federal Securities Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Federal Securities Fund

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Daily Cash Reserves which are updated daily, monthly for equity funds and quarterly for most other funds.

■	Quarterly fact sheets. Accessible from the Literature tab in each fund page.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

+6.18% Class A shares (without sales charge)

+7.54% Citigroup Government/ Mortgage Index

Morningstar Style Box

Fixed Income Maturity

The Morningstar Style Box reveals a fund’s investment strategy. For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of quarter-end. Although the data gathered is from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 05/31/08.

Summary

■	For the 12-month period that ended August 31, 2008, the fund’s Class A shares returned 6.18% without sales charge.

■	The fund’s return was lower than the return of its benchmark, but higher than the average return of its peer group.

■	In a risk-averse environment, we minimized the fund’s already low exposure to non-government securities.

Portfolio Management

Jonathan P. Carlson has co-managed the fund since June 2007 and has been with the advisor or its predecessors or affiliate organizations since June 2007.

Michael Zazzarino has co-managed the fund since December 2007 and has been with the advisor or its predecessors or affiliate organizations since July 2007.

1

Economic Update – Columbia Federal Securities Fund

The pace of economic growth slowed during the 12-month period that began September 1, 2007 and ended August 31, 2008, as a multitude of factors weighed on consumers and businesses alike. However, the economy appeared to stay clear of a widely-anticipated recession, with an uptick in growth at the end of the period. The most severe housing downturn in decades continued to take a toll on growth. Inventories of homes for sale rose, home prices declined and tighter credit standards, the result of continued turmoil in the subprime mortgage market, made it more difficult for homebuyers to qualify for loans. Food prices rose, raising concerns about inflation, and energy prices soared to record highs before backing down sharply in the last month of the period. Consumer confidence declined sharply through June, then improved modestly in August according to The Conference Board, which tracks consumer attitudes on a monthly basis.

As growth weakened near the end of 2007, businesses began to pull back on hiring, which further dimmed the outlook for consumers. More than 440,000 job losses were reported in the first eight months of 2008, and the unemployment rate spiked to 6.1%, with the biggest jump coming in August. Manufacturing activity slowed, one of the last major indicators to turn negative. Federal tax rebates, which began to arrive in May, helped bolster consumer spending until the end of the period. However, spending declined in July and August, continuing concerns that the economy is headed for recession.

In an effort to inspire confidence in the capital markets, loosen the reins on credit and shore up economic growth, the Federal Reserve Board (the Fed) brought a key short-term rate — the federal funds rate — down from 5.25% to 2.0% during the 12-month period. After seven rate cuts, the Fed acknowledged that downside risks to growth remained but also that the inflation outlook was a concern and that it would monitor inflation developments carefully. Continued strains on the credit markets present the Fed with some tough choices, but it has held the line on any further rate cuts from April through the end of the period.1

Bonds delivered solid gains

The U.S. bond market seesawed during the 12-month period but delivered a solid gain as investors sought the relative safety of the highest quality sectors. After a weak start, bond prices generally rose and yields declined as economic growth slowed and stock market volatility increased. Although the benchmark 10-year U.S. Treasury yield edged back above 4.0% earlier in 2008, it slipped back to 3.81% at the end of the period, more than one full percentage point below where it was one year ago. In this environment, the Lehman Brothers U.S. Aggregate Bond Index2 returned 5.86%. High-yield bonds took a beating in 2007 but regained some ground thus far in 2008. The Merrill Lynch High Yield Cash Pay Index3 returned negative 1.24%. Municipal bonds generated higher returns than taxable bonds despite industry-specific events, which threatened investor confidence half way through the period. In February, yields on municipal bonds rose above yields on comparable maturity Treasuries — and prices fell — in a difficult month for the municipal market. In this environment, the Lehman Brothers General Obligation Bond Index 4 returned 6.11% for the one-year period.

Past performance is not a guarantee of future results.

Summary

For the 12-month period that ended August 31, 2008

■

Despite volatility in many segments of the bond market, the Lehman Brothers U.S. Aggregate Bond Index delivered a solid return. High-yield bonds lost ground, as measured by the Merrill Lynch High Yield Cash Pay Index.

Lehman Index	Merrill Lynch Index

5.86%	1.24%

■

The broad U.S. stock market, as measured by the S&P 500 Index, returned negative 11.14%. Stock markets outside the United States returned negative 14.41%, as measured (in U.S. dollars) by the MSCI EAFE Index. A rising dollar depressed losses in foreign markets.

S&P Index	MSCI Index

11.14%	14.41%

2

Economic Update (continued) – Columbia Federal Securities Fund

Stocks retreat as economic storm clouds gather

Against a shifting economic backdrop, the U.S. stock market lost 11.14% for the 12-month period, as measured by the S&P 500 Index.5 Small- and mid- cap stocks held up better than large-cap stocks, as measured by their respective Russell indices.6 Growth stocks also held up better than value stocks by a significant margin. As the dollar rebounded modestly against the euro, investors reaped even lower returns from investments outside the U.S. The MSCI EAFE Index7, a broad gauge of stock market performance in foreign developed markets, lost 14.41% (in U.S. dollars) for the period. Emerging stock markets, which have had a strong run over the past several years, were also caught in the downdraft. The MSCI Emerging Markets Index8 returned negative 9.83% (in U.S. dollars).

Past performance is not a guarantee of future results

[1]	On October 8, 2008, the Federal Reserve Board Open Market Committee reduced the federal funds rate to 1.50%.

[2]

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

[3]	The Merrill Lynch High Yield Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

[4]

The Lehman Brothers General Obligation Bond Index represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year.

[5]	The Standard & Poor’s (S&P) 500 Index tracks the performance of 500 widely held, large capitalization U.S. stocks.

[6]

The Russell 1000® Index measures the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index measures the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

[7]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

[8]	The MSCI Emerging Markets Index is a widely accepted index composed of a sample of companies from 25 countries representing the global emerging stock markets.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

3

Performance Information – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.98
Class B	1.73
Class C	1.73
Class Z	0.73
*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 08/31/08 ($)
Class A	10.47
Class B	10.47
Class C	10.47
Class Z	10.47

Distributions declared per share

09/01/07 – 08/31/08 ($)
Class A	0.46
Class B	0.38
Class C	0.40
Class Z	0.49

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Federal Securities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass-throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge	without	with
Class A	15,531	14,793
Class B	14,418	14,418
Class C	14,633	14,633
Class Z	15,908	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	03/30/84		06/08/92		08/01/97		01/11/99
Sales charge	without	with	without	with	without	with	without
1-year	6.18	1.13	5.39	0.39	5.54	4.54	6.45
5-year	4.06	3.05	3.29	2.94	3.44	3.44	4.32
10-year	4.50	3.99	3.73	3.73	3.88	3.88	4.75

Average annual total return as of 09/30/08 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	6.27	1.22	5.48	0.48	5.63	4.63	6.54
5-year	3.64	2.64	2.87	2.52	3.02	3.02	3.90
10-year	4.25	3.74	3.48	3.48	3.63	3.63	4.50

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares, applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

Class Z is a newer class of shares. Class Z share performance information includes returns of the fund’s Class A shares (the oldest existing share class) for periods prior to the inception of the Class Z shares. These returns have not been adjusted to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been different. Class A shares were initially offered on March 30, 1984, Class B shares were initially offered on June 8, 1992, Class C shares were initially offered on August 1, 1997 and Class Z shares were initially offered on January 11, 1999.

4

Understanding Your Expenses – Columbia Federal Securities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/08 – 08/31/08

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.30	1,020.36	4.77	4.82	0.95
Class B	1,000.00	1,000.00	995.58	1,016.59	8.53	8.62	1.70
Class C	1,000.00	1,000.00	996.28	1,017.34	7.78	7.86	1.55
Class Z	1,000.00	1,000.00	1,000.60	1,021.62	3.52	3.56	0.70

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

Had the distributor not waived fees or reimbursed a portion of Class C expenses, Class C account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

5

Portfolio Manager’s Report – Columbia Federal Securities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

30-day SEC yields

as of 08/31/08 (%)
Class A	3.70
Class B	3.14
Class C	3.29
Class Z	4.14

The 30-day SEC yields reflect the portfolio’s earning power net of expenses, expressed as an annualized percentage of the public offering price at the end of the period.

Average life breakdown

as of 08/31/08 (%)
0-1 year	1.7
1-5 years	36.4
5-10 years	49.7
10-20 years	12.2

Average life is the expected maturity of a bond and is calculated as a percentage of senior securities.

Top 5 sectors

as of 08/31/08 (%)
Agency MBS	47.3
Treasuries	38.4
Agency	8.6
Mortgage backed securities	5.7

Table excludes investments in collateral for securities lending and short-term obligation.

For the 12-month period that ended August 31, 2008, Columbia Federal Securities Fund Class A shares returned 6.18% without sales charge. The fund underperformed the Citigroup Government/Mortgage Index, which returned 7.54%.1 The index consists exclusively of Treasury and government agency securities, which were solid performers in a risk-averse environment. We believe the fund’s return was higher than the average return of its peer group, the Lipper General U.S. Government Funds Classification2, which was 5.13% because it had more exposure to Treasuries.

Flight to quality benefited government securities

Although the past 12 months will be remembered as an extremely difficult period in the financial markets, one of the period’s most powerful trends was a flight to quality that benefited government securities across all maturity levels. The fund was a prime beneficiary of this trend because at least 80% of its assets must be invested in federal government securities at all times. We began the period with approximately 13.5% (out of a maximum of 20%) devoted to the mortgage credit sector, including subprime and “Alt-A” mortgages whose creditworthiness was increasingly called into question. These securities detracted from the fund’s performance during the late summer of 2007, and we responded with a systematic effort to reduce the risk in the portfolio. By the end of the period the fund’s exposure to these riskier securities was limited to just 4.5% of total assets. We believe that this reduction accounted for the fund’s outperformance relative to its peer group during the period.

Fund’s positioning capitalized on declining yields and conventional mortgages

The fund also benefited from our decision to maintain a relatively long maturity profile. This decision was motivated by the belief that the difficulties in the capital markets would spread to the overall economy and bring yields down (and prices up) on longer-term bonds, which was, in fact, the case during the period. Short-term yields came down even more dramatically, the result of short-term rate cuts by the Federal Reserve Board. By selected use of the futures market, we were able to enter into trades that proved profitable to the fund as the differential between short and long-term yields increased, which was the case for most of the period.

It is important to note that not all assets with a slightly higher risk profile than U.S. Treasuries performed poorly during the period. Among the fund’s mortgage holdings, we achieved a modest benefit by focusing on conventional mortgage-backed securities at the expense of the Government National Mortgage Association (“GNMA”) pass-throughs, whose valuations were restrained by an increase in supply triggered by the heightened role of the GNMA in providing relief to distressed homeowners. We also achieved incremental success by concentrating on higher-coupon mortgage pools. At a time when the credit markets were besieged by liquidity concerns, many homeowners did not or could not refinance their mortgages even when they had financial incentive to do so, and this below-average prepayment experience translated into superior performance from the high-coupon sector.

6

Portfolio Manager’s Report (continued) – Columbia Federal Securities Fund

Looking ahead

We are fairly cautious in our outlook going forward, with little sense of urgency in timing our inevitable re-entry into mortgages and other alternative investments. In the absence of a specific catalyst to suggest that riskier assets could return to their prior valuations, we have elected to maintain a conservative risk profile.

[1]

The Citigroup Government/Mortgage Index is a combination of the Citigroup U.S. Government Index and the Citigroup Mortgage Index. The Government Index tracks the performance of the Treasury and government-sponsored indices within the U.S. Broad Investment Grade (BIG) Bond Index. The Mortgage Index tracks the performance of the mortgage component of the BIG Bond Index, comprising 30- and 15-year GNMA, FNMA and FHLMC pass throughs and FNMA and FHLMC balloon mortgages. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Portfolio characteristics are subject to change periodically and may not be representative of current characteristics.

7

Investment Portfolio – Columbia Federal Securities Fund

August 31, 2008

Government & Agency Obligations – 48.4%

		Par ($)	Value ($)
U.S. Government Agencies – 8.5%
AID-Israel	5.500% 04/26/24	10,000,000	10,747,300

Federal Home Loan Bank	3.875% 06/14/13 (a)	1,750,000	1,742,715
	5.375% 07/17/09	10,000,000	10,204,330

Federal Home Loan Mortgage Corp.	4.875% 06/13/18 (a)	24,750,000	25,308,657

Small Business Administration	5.360% 11/01/26	8,096,185	7,951,693
	7.600% 01/01/12	89,767	91,364
	8.200% 10/01/11	68,704	69,720
	8.250% 11/01/11	125,035	127,129
	8.650% 11/01/14	262,655	271,820
	8.850% 08/01/11	9,451	9,676
	9.150% 07/01/11	58,186	59,541

	U.S. Government Agencies Total		56,583,945

U.S. Government Obligations – 39.9%
U.S. Treasury Bonds	5.500% 08/15/28 (a)(b)	23,760,000	26,956,457
	7.125% 02/15/23 (a)	11,619,000	15,069,297
	7.250% 08/15/22 (a)	2,596,000	3,387,375
	8.750% 08/15/20 (a)	11,446,000	16,325,750

U.S. Treasury Notes	4.375% 12/15/10 (a)	3,655,000	3,814,336
	5.000% 02/15/11 (a)	78,313,000	83,042,400
	6.500% 02/15/10 (a)	103,768,000	110,237,312

U.S. Treasury STRIPS	(c) 02/15/09 (a)	5,500,000	5,458,943

	U.S. Government Obligations Total		264,291,870
	Total Government & Agency Obligations (cost of $306,888,228)		320,875,815

Mortgage-Backed Securities – 46.8%
Federal Home Loan Mortgage Corp.	5.733% 05/01/18 (d)	21,573	21,773
	5.791% 07/01/19 (d)	37,080	37,257
	5.882% 02/01/18 (d)	17,980	18,095
	7.000% 08/01/29	11	12
	7.500% 10/01/11	6,261	6,470
	7.500% 03/01/16	5,704	5,944
	8.000% 06/01/09	177	180
	8.000% 07/01/09	3,883	3,948
	8.000% 09/01/09	3,942	4,022
	8.000% 05/01/10	3,370	3,503
	8.000% 12/01/11	17,338	17,659
	8.000% 05/01/16	1,739	1,783
	8.000% 04/01/17	54,858	58,620
	8.500% 05/01/09	159	161
	8.500% 01/01/10	162	169
	8.500% 03/01/17	5,033	5,457
	8.500% 06/01/17	312	339
	8.500% 09/01/17	14,711	15,795

See Accompanying Notes to Financial Statements.

8

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Federal Home Loan Mortgage Corp. (continued)
8.500% 09/01/20	48,542	52,118
8.750% 03/01/09	3,261	3,337
9.000% 06/01/09	231	234
9.000% 07/01/09	7,103	7,278
9.000% 06/01/11	12	13
9.000% 12/01/16	3,070	3,351
9.000% 12/01/18	7,760	8,306
9.000% 01/01/22	67,389	74,499
9.250% 10/01/08	2	2
9.250% 11/01/08	74	74
9.250% 01/01/10	5,424	5,464
9.250% 03/01/10	808	844
9.250% 07/01/10	290	298
9.250% 10/01/10	4,453	4,650
9.250% 10/01/19	14,993	16,528
9.500% 10/01/08	7	7
9.500% 11/01/08	47	48
9.500% 02/01/09	292	293
9.500% 07/01/09	495	509
9.500% 08/01/09	844	867
9.500% 04/01/11	2,254	2,393
9.500% 05/01/12	4,114	4,420
9.500% 04/01/16	967	1,062
9.500% 07/01/16	876	972
9.500% 09/01/16	966	1,064
9.500% 10/01/16	4,398	4,847
9.500% 04/01/18	2,481	2,561
9.500% 06/01/20	168	187
9.500% 09/01/20	331	366
9.500% 06/01/21	10,033	11,071
9.750% 11/01/08	17	17
9.750% 12/01/08	322	325
9.750% 04/01/09	470	476
9.750% 09/01/16	6,791	7,360
10.000% 09/01/18	1,220	1,282
10.000% 11/01/19	38,762	44,384
10.250% 06/01/09	208	211
10.250% 09/01/09	1,109	1,140
10.250% 10/01/09	1,755	1,772
10.250% 06/01/10	6,934	7,149
10.250% 10/01/10	7,128	7,197
10.250% 08/01/13	4,753	5,025
10.250% 11/01/13	1,542	1,557
10.500% 01/01/16	54,748	60,153
10.500% 06/01/17	67,763	73,319
10.500% 08/01/19	9,061	9,175
10.500% 09/01/19	7,419	7,677
10.500% 01/01/20	24,724	28,087
10.500% 04/01/21	13,751	14,633

See Accompanying Notes to Financial Statements.

9

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal Home Loan Mortgage Corp. (continued)
	11.250% 10/01/09	3,082	3,193
	11.250% 02/01/10	3,160	3,373
	11.250% 04/01/11	17,418	18,979
	11.250% 10/01/12	4,472	4,523
	11.250% 08/01/13	22,748	23,562
	11.250% 02/01/15	1,428	1,499
	11.250% 09/01/15	9,958	11,185
	11.250% 12/01/15	23,693	27,233
	11.500% 02/01/15	29,650	32,210

Federal National Mortgage Association	4.367% 07/01/27 (d)	19,383	19,293
	5.000% 11/01/19 (d)	2,861	2,877
	5.000% 02/01/36	27,365,618	26,397,206
	5.125% 06/01/19 (d)	17,053	17,310
	5.143% 07/01/20 (d)	6,552	6,568
	5.276% 12/01/17 (d)	13,762	13,896
	5.348% 06/01/20 (d)	18,705	18,735
	5.484% 03/01/18 (d)	89,691	90,448
	5.500% 02/01/37	88,708,740	87,694,784
	5.513% 12/01/31 (d)	42,850	43,703
	5.767% 09/01/37 (d)	22,161,643	22,421,747
	5.937% 08/01/19 (d)	23,324	23,362
	6.000% 12/01/08	48,468	48,591
	6.000% 01/01/09	62,179	62,337
	6.000% 01/01/24	207,986	211,422
	6.000% 02/01/24	116,206	118,374
	6.000% 03/01/24	819,978	835,275
	6.000% 04/01/24	634,310	645,916
	6.000% 05/01/24	242,682	247,210
	6.000% 08/01/24	66,394	67,633
	6.000% 01/01/26	3,069	3,127
	6.000% 03/01/26	63,945	65,185
	6.000% 04/01/26	1,436	1,464
	6.000% 05/01/26	6,658	6,787
	6.000% 11/01/37	30,426,042	30,753,345
	6.500% 01/01/09	576	578
	6.500% 02/01/09	252	253
	6.500% 06/01/09	286	292
	6.500% 08/01/10	7,490	7,773
	6.500% 12/01/10	494	513
	6.500% 04/01/11	8,623	8,952
	6.500% 10/01/22	23,371	24,121
	6.500% 09/01/25	40,276	41,867
	6.500% 11/01/25	102,130	106,166
	6.500% 05/01/26	178,876	185,944
	6.500% 09/01/28	10,984	11,411
	6.500% 12/01/28	12,913	13,415
	6.500% 01/01/29	119,243	123,881
	6.500% 06/01/29	115,034	119,435

See Accompanying Notes to Financial Statements.

10

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Federal National Mortgage Association (continued)
6.500% 11/01/37	46,757,382	48,142,106
6.565% 07/01/16	4,598,345	4,879,354
7.000% 06/01/09	529	532
7.000% 07/01/10	5,388	5,546
7.000% 09/01/10	5,111	5,292
7.000% 10/01/10	17,830	18,460
7.000% 10/01/12	12,055	12,657
7.000% 08/01/23	149,147	157,882
7.000% 10/01/23	25,853	27,368
7.000% 11/01/23	39,698	42,022
7.000% 02/01/27	5,527	5,852
7.199% 08/01/36 (d)	15,157	15,367
7.500% 06/01/09	392	394
7.500% 12/01/09	5,258	5,386
7.500% 02/01/10	399	409
7.500% 06/01/10	1,927	1,995
7.500% 11/01/11	1,762	1,777
7.500% 07/01/13	11,677	12,375
7.500% 12/01/14	506	530
7.500% 01/01/17	32,587	35,261
7.500% 02/01/18	11,028	11,930
7.500% 10/01/23	11,909	12,839
7.500% 12/01/23	51,707	55,749
8.000% 12/01/08	127	128
8.000% 04/01/09	1,022	1,027
8.000% 03/01/13	1,728	1,875
8.000% 11/01/15	887	964
8.000% 06/01/25	1,805	1,960
8.000% 08/01/27	24,367	26,475
8.000% 02/01/30	1,701	1,847
8.000% 03/01/30	3,234	3,495
8.000% 08/01/30	2,102	2,272
8.000% 10/01/30	33,453	36,153
8.000% 11/01/30	144,241	155,882
8.000% 12/01/30	50,072	54,113
8.000% 01/01/31	286,770	311,127
8.000% 02/01/31	740	800
8.000% 04/01/31	30,336	32,784
8.000% 05/01/31	40,247	43,478
8.000% 08/01/31	1,488	1,607
8.000% 09/01/31	92,822	100,282
8.000% 12/01/31	10,148	10,962
8.000% 04/01/32	175,187	189,250
8.000% 05/01/32	313,951	339,155
8.000% 06/01/32	328,789	355,184
8.000% 07/01/32	5,440	5,877
8.000% 08/01/32	7,023	7,587
8.000% 10/01/32	30,148	32,568
8.000% 11/01/32	74,938	80,986

See Accompanying Notes to Financial Statements.

11

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Federal National Mortgage Association (continued)
8.000% 02/01/33	108,742	117,472
8.000% 03/01/33	29,291	31,643
8.500% 12/01/11	846	865
8.500% 02/01/15	257	259
8.500% 06/01/15	6,490	6,706
8.500% 02/01/17	1,779	1,924
8.500% 07/01/17	551	564
8.500% 09/01/21	13,305	13,622
9.000% 12/01/08	306	309
9.000% 05/01/09	9,471	9,594
9.000% 09/01/09	3,857	3,891
9.000% 12/01/09	1,562	1,577
9.000% 04/01/10	550	565
9.000% 06/01/10	1,084	1,093
9.000% 11/01/10	176	180
9.000% 06/01/11	134	135
9.000% 09/01/13	699	712
9.000% 09/01/14	565	573
9.000% 04/01/15	5,441	5,673
9.000% 04/01/16	8,605	8,630
9.000% 06/01/16	1,761	1,806
9.000% 07/01/16	2,553	2,793
9.000% 09/01/16	816	837
9.000% 12/01/16	333	334
9.000% 01/01/17	467	487
9.000% 02/01/17	4	4
9.000% 05/01/17	18	18
9.000% 06/01/17	956	977
9.000% 08/01/17	2,982	3,058
9.000% 05/01/18	14,169	14,321
9.000% 09/01/19	946	970
9.000% 10/01/19	202	207
9.000% 11/01/19	94	97
9.000% 07/01/20	378	381
9.000% 08/01/21	79,702	81,754
9.000% 06/01/22	2,628	2,740
9.000% 09/01/24	15,914	17,470
9.500% 12/01/10	1,541	1,556
9.500% 03/01/11	16	16
9.500% 03/01/16	5,745	5,932
9.500% 04/01/16	39	39
9.500% 06/01/16	31,155	34,452
9.500% 02/01/17	1,738	1,848
9.500% 01/01/19	120,156	131,559
9.500% 04/01/20	103,260	113,781
9.500% 07/15/21	292,949	324,881
9.500% 08/01/21	131,732	147,481
10.500% 03/01/14	8,352	8,660
10.500% 12/01/15	17,574	18,397

See Accompanying Notes to Financial Statements.

12

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Federal National Mortgage Association (continued)
	11.000% 08/01/15	14,581	15,287
	TBA:
	5.000% 12/01/38 (e)	35,300,000	33,932,125
	5.500% 12/01/38 (e)	38,500,000	38,018,750

Government National Mortgage Association	5.375% 05/20/22 (d)	28,738	28,985
	5.375% 06/20/23 (d)	17,836	17,997
	5.625% 08/20/22 (d)	5,362	5,390
	6.000% 12/15/10	16,665	17,244
	6.500% 06/15/23	13,788	14,267
	6.500% 08/15/23	1,451	1,502
	6.500% 09/15/23	15,935	16,489
	6.500% 10/15/23	29,492	30,518
	6.500% 11/15/23	118,613	122,735
	6.500% 12/15/23	48,660	50,350
	6.500% 01/15/24	37,205	38,593
	6.500% 02/15/24	31,534	32,711
	6.500% 03/15/24	90,261	93,627
	6.500% 04/15/24	16,407	17,019
	6.500% 05/15/24	23,076	23,911
	6.500% 07/15/24	96,649	100,027
	6.500% 09/15/25	30,111	31,235
	6.500% 12/15/25	24,316	25,223
	6.500% 01/15/28	20,254	21,010
	6.500% 02/15/28	30,753	31,900
	6.500% 07/15/28	97,353	100,984
	6.500% 08/15/28	73,155	75,884
	6.500% 10/15/28	70,571	73,204
	6.500% 11/15/28	18,985	19,693
	6.500% 12/15/28	174,559	181,070
	6.500% 01/15/29	120,759	125,188
	6.500% 02/15/29	32,042	33,217
	7.000% 03/15/22	8,265	8,810
	7.000% 04/15/22	1,235	1,316
	7.000% 10/15/22	3,081	3,283
	7.000% 11/15/22	7,893	8,413
	7.000% 01/15/23	127,606	136,100
	7.000% 03/15/23	1,667	1,778
	7.000% 05/15/23	76,639	81,741
	7.000% 06/15/23	18,311	19,529
	7.000% 07/15/23	5,091	5,430
	7.000% 10/15/23	52,196	55,671
	7.000% 12/15/23	45,726	48,754
	7.000% 01/15/24	1,858	1,982
	7.000% 03/15/24	801	854
	7.000% 10/15/24	37,364	39,849
	7.000% 09/15/25	3,095	3,302
	7.000% 10/15/25	99,828	106,479

See Accompanying Notes to Financial Statements.

13

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
7.000% 12/15/25	38,200	40,745
7.000% 01/15/26	33,313	35,518
7.000% 02/15/26	41,562	44,311
7.000% 03/15/26	5,196	5,542
7.000% 04/15/26	3,762	4,010
7.000% 05/15/26	1,543	1,645
7.000% 06/15/26	48,510	51,720
7.000% 11/15/26	57,205	61,008
7.000% 12/15/26	751	801
7.000% 01/15/27	3,319	3,537
7.000% 02/15/27	561	598
7.000% 04/15/27	3,946	4,206
7.000% 08/15/27	926	987
7.000% 09/15/27	35,902	38,260
7.000% 10/15/27	62,385	66,482
7.000% 11/15/27	152,940	162,988
7.000% 12/15/27	276,101	294,238
7.000% 01/15/28	10,924	11,632
7.000% 02/15/28	45,726	48,732
7.000% 03/15/28	155,063	165,150
7.000% 04/15/28	77,232	82,241
7.000% 05/15/28	39,836	42,418
7.000% 06/15/28	9,118	9,709
7.000% 07/15/28	387,367	412,491
7.000% 09/15/28	17,903	19,064
7.000% 12/15/28	92,818	98,838
7.000% 01/15/29	1,420	1,511
7.000% 02/15/29	1,980	2,107
7.000% 03/15/29	20,584	21,910
7.000% 04/15/29	37,704	40,128
7.000% 05/15/29	26,769	28,492
7.000% 06/15/29	15,713	16,724
7.000% 07/15/29	67,877	72,245
7.000% 08/15/29	37,517	39,933
7.000% 09/15/29	26,622	28,338
7.000% 10/15/29	7,817	8,320
7.500% 04/15/22	18,153	19,513
7.500% 10/15/23	31,148	33,497
7.500% 08/15/25	126,934	136,641
7.500% 10/15/25	11,422	12,296
7.500% 12/15/25	45,331	48,798
8.000% 11/15/14	18,462	19,613
8.000% 06/20/17	134,250	145,252
8.000% 06/15/22	65,866	71,898
8.000% 02/15/23	78,081	85,298
8.000% 03/20/23	422	460
8.000% 06/15/23	2,113	2,308
8.000% 07/15/23	2,887	3,154
8.000% 07/15/26	51,208	56,025

See Accompanying Notes to Financial Statements.

14

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
8.000% 07/15/29	2,829	3,096
8.500% 10/15/09	2,329	2,401
8.500% 12/15/21	4,072	4,480
8.500% 01/15/22	65,178	71,786
8.500% 09/15/22	3,302	3,637
8.500% 11/20/22	40,313	44,239
8.500% 12/15/22	3,704	4,074
8.750% 12/15/21	106,084	115,285
8.850% 01/15/19	38,597	42,080
8.850% 05/15/19	63,746	69,497
9.000% 10/15/08	103	104
9.000% 11/15/08	1,148	1,158
9.000% 12/15/08	1,416	1,430
9.000% 01/15/09	1,128	1,158
9.000% 02/15/09	2,802	2,874
9.000% 03/15/09	10,648	10,924
9.000% 04/15/09	605	621
9.000% 05/15/09	20,726	21,263
9.000% 06/15/09	11,150	11,438
9.000% 05/15/16	21,092	22,962
9.000% 06/15/16	9,754	10,619
9.000% 07/15/16	23,551	25,639
9.000% 08/15/16	1,124	1,224
9.000% 09/15/16	21,737	23,664
9.000% 10/15/16	27,263	29,680
9.000% 11/15/16	8,227	8,956
9.000% 11/20/16	70,600	76,577
9.000% 12/15/16	891	968
9.000% 01/15/17	71,260	77,818
9.000% 02/15/17	1,518	1,657
9.000% 03/20/17	30,129	32,781
9.000% 05/15/17	2,692	2,940
9.000% 06/15/17	25,093	27,401
9.000% 06/20/17	98,046	106,675
9.000% 07/15/17	497	543
9.000% 09/15/17	10,872	11,872
9.000% 10/15/17	10,174	11,052
9.000% 12/15/17	6,229	6,912
9.000% 04/20/18	79,911	87,031
9.000% 05/20/18	29,166	31,765
9.000% 12/15/19	345	378
9.000% 04/15/20	1,027	1,126
9.000% 05/20/21	1,876	2,050
9.000% 09/15/21	188	206
9.000% 02/15/25	103,769	114,064
9.250% 10/15/16	70,877	77,277
9.250% 05/15/18	15,225	16,703
9.250% 07/15/21	35,410	39,220
9.250% 09/15/21	32,439	35,929

See Accompanying Notes to Financial Statements.

15

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
9.500% 06/15/09	15,919	16,388
9.500% 07/15/09	4,151	4,273
9.500% 08/15/09	22,984	23,662
9.500% 09/15/09	18,671	19,221
9.500% 10/15/09	14,775	15,211
9.500% 12/20/24	11,243	12,513
9.500% 01/20/25	7,568	8,841
10.000% 12/15/17	1,318	1,481
10.000% 07/20/18	18,185	20,447
10.000% 11/15/18	516	581
10.000% 12/15/18	424	479
10.000% 03/15/19	383	433
10.000% 11/15/20	11,877	13,484
10.500% 02/15/10	1,880	1,993
10.500% 09/15/10	361	382
10.500% 06/15/11	10,058	10,843
10.500% 06/15/12	10,986	12,008
10.500% 11/15/13	10,793	11,927
10.500% 08/15/15	6,554	7,360
10.500% 09/15/15	18,386	20,647
10.500% 10/15/15	6,464	7,246
10.500% 12/15/15	7,125	8,001
10.500% 01/15/16	26,014	29,393
10.500% 01/20/16	135	150
10.500% 02/15/16	10,000	11,299
10.500% 03/15/16	4,262	4,815
10.500% 07/15/17	12,433	14,120
10.500% 10/15/17	1,520	1,726
10.500% 11/15/17	41,005	46,566
10.500% 12/15/17	49,475	56,186
10.500% 01/15/18	8,427	9,594
10.500% 02/15/18	22,639	25,821
10.500% 03/15/18	25,688	29,297
10.500% 04/15/18	40,702	46,421
10.500% 06/15/18	7,349	8,352
10.500% 07/15/18	45,359	51,732
10.500% 09/15/18	5,397	6,155
10.500% 10/15/18	7,102	8,099
10.500% 12/15/18	9,811	11,207
10.500% 02/15/19	7,687	8,799
10.500% 03/15/19	2,462	2,818
10.500% 04/15/19	41,602	47,610
10.500% 05/15/19	34,370	39,338
10.500% 06/15/19	44,661	51,041
10.500% 06/20/19	8,106	9,246
10.500% 07/15/19	85,529	97,892
10.500% 07/20/19	5,086	5,801
10.500% 08/15/19	21,482	24,588
10.500% 08/20/19	11,263	12,743

See Accompanying Notes to Financial Statements.

16

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
10.500% 09/15/19	9,925	11,288
10.500% 09/20/19	9,762	11,135
10.500% 10/15/19	4,124	4,721
10.500% 12/15/19	23,991	27,460
10.500% 03/15/20	9,968	11,444
10.500% 05/15/20	7,080	8,128
10.500% 07/15/20	19,390	22,250
10.500% 08/15/20	12,238	14,050
10.500% 09/15/20	12,806	14,704
10.500% 10/15/20	139	159
10.500% 11/15/20	2,006	2,303
10.500% 12/15/20	762	872
10.500% 01/15/21	2,669	3,072
10.500% 08/15/21	107,862	122,587
10.625% 05/15/10	2,839	3,013
11.000% 12/15/09	2,339	2,426
11.000% 01/15/10	92	98
11.000% 02/15/10	10,146	10,773
11.000% 03/15/10	3,133	3,273
11.000% 07/15/10	5,046	5,371
11.000% 08/15/10	10,096	10,726
11.000% 09/15/10	17,953	19,069
11.000% 10/15/10	502	534
11.000% 11/15/10	2,359	2,503
11.000% 04/15/11	3,460	3,753
11.000% 02/15/13	1,081	1,165
11.000% 07/15/13	10,831	11,988
11.000% 08/15/15	24,170	27,396
11.000% 09/15/15	20,651	23,329
11.000% 10/15/15	7,713	8,742
11.000% 11/15/15	61,070	69,228
11.000% 12/15/15	44,681	50,645
11.000% 01/15/16	26,471	30,203
11.000% 02/15/16	2,677	3,038
11.000% 03/15/16	3,459	3,911
11.000% 07/15/16	35,973	41,045
11.000% 08/15/18	3,302	3,771
11.000% 09/15/18	55,318	63,760
11.000% 11/15/18	9,172	10,572
11.000% 12/15/18	31,896	36,764
11.000% 06/20/19	9,497	10,951
11.000% 07/20/19	176	201
11.000% 09/20/19	3,486	4,001
11.000% 12/15/20	11,459	13,304
11.000% 02/15/21	6,646	7,794
11.500% 03/15/10	907	970
11.500% 04/15/10	2,470	2,641
11.500% 07/15/10	3,210	3,433
11.500% 09/15/10	15,035	16,080

See Accompanying Notes to Financial Statements.

17

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
11.500% 10/15/10	11,007	11,769
11.500% 01/15/13	18,328	20,478
11.500% 02/15/13	50,308	56,372
11.500% 03/15/13	85,885	96,250
11.500% 04/15/13	83,864	93,673
11.500% 05/15/13	107,947	120,844
11.500% 06/15/13	58,934	66,158
11.500% 07/15/13	54,007	60,625
11.500% 08/15/13	15,786	17,720
11.500% 09/15/13	15,656	17,576
11.500% 11/15/13	6,625	7,438
11.500% 01/15/14	3,523	3,995
11.500% 02/15/14	8,755	9,930
11.500% 08/15/15	3,065	3,507
11.500% 09/15/15	8,991	9,914
11.500% 10/15/15	17,314	19,833
11.500% 11/15/15	6,415	7,339
11.500% 12/15/15	4,813	5,505
11.500% 01/15/16	6,593	7,597
11.500% 02/15/16	5,614	6,223
11.500% 02/20/16	8,712	9,869
11.500% 03/15/16	480	553
11.500% 11/15/17	7,741	8,972
11.500% 12/15/17	3,348	3,880
11.500% 01/15/18	3,454	4,023
11.500% 02/15/18	3,423	3,988
11.500% 02/20/18	918	997
11.500% 05/15/18	6,130	7,141
11.500% 11/15/19	3,978	4,653
11.750% 07/15/13	8,418	9,455
11.750% 07/15/15	37,636	43,093
12.000% 11/15/12	3,393	3,779
12.000% 12/15/12	83,708	93,434
12.000% 01/15/13	68,708	77,718
12.000% 02/15/13	40,178	45,402
12.000% 03/15/13	7,579	8,480
12.000% 05/15/13	6,401	7,181
12.000% 08/15/13	17,128	19,381
12.000% 09/15/13	53,402	60,420
12.000% 09/20/13	1,846	2,081
12.000% 10/15/13	5,986	6,773
12.000% 12/15/13	9,829	11,122
12.000% 01/15/14	14,578	16,675
12.000% 01/20/14	1,686	1,906
12.000% 02/15/14	35,187	40,210
12.000% 02/20/14	16,412	18,604
12.000% 03/15/14	87,325	99,891
12.000% 03/20/14	6,862	7,740
12.000% 04/15/14	52,750	60,274

See Accompanying Notes to Financial Statements.

18

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
12.000% 04/20/14	30,449	34,709
12.000% 05/15/14	85,305	97,413
12.000% 06/15/14	25,845	29,565
12.000% 07/15/14	8,832	10,103
12.000% 08/20/14	1,839	2,096
12.000% 01/15/15	19,016	21,955
12.000% 02/15/15	35,995	41,558
12.000% 03/15/15	33,103	38,220
12.000% 03/20/15	194	221
12.000% 04/15/15	31,553	36,385
12.000% 05/15/15	16,689	19,268
12.000% 06/15/15	18,722	21,595
12.000% 07/15/15	19,481	22,485
12.000% 09/20/15	9,720	11,184
12.000% 10/15/15	7,740	8,804
12.000% 11/15/15	7,034	8,121
12.000% 12/20/15	1,298	1,474
12.000% 01/15/16	4,411	5,131
12.000% 02/15/16	5,863	6,820
12.000% 02/20/16	1,853	2,149
12.250% 02/15/14	40,403	46,252
12.250% 03/15/14	5,012	5,737
12.250% 04/15/14	16,047	18,370
12.500% 04/15/10	23,122	24,816
12.500% 05/15/10	32,940	35,494
12.500% 06/15/10	42,349	45,685
12.500% 07/15/10	20,324	21,937
12.500% 08/15/10	6,621	7,146
12.500% 09/15/10	666	718
12.500% 10/15/10	12,296	13,271
12.500% 11/15/10	45,091	48,656
12.500% 12/15/10	76,869	82,935
12.500% 01/15/11	7,699	8,431
12.500% 05/15/11	9,775	10,789
12.500% 10/15/13	25,704	29,315
12.500% 10/20/13	18,162	20,641
12.500% 11/15/13	92,278	105,248
12.500% 12/15/13	35,313	40,093
12.500% 01/15/14	24,584	28,365
12.500% 05/15/14	65,813	75,933
12.500% 06/15/14	35,886	41,403
12.500% 07/20/14	2,242	2,549
12.500% 08/15/14	9,742	11,240
12.500% 09/20/14	1,637	1,882
12.500% 12/15/14	36,955	42,639
12.500% 01/15/15	47,753	55,630
12.500% 04/15/15	2,145	2,499
12.500% 05/15/15	12,526	14,597
12.500% 05/20/15	2,555	2,967

See Accompanying Notes to Financial Statements.

19

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)

Government National Mortgage Association (continued)
12.500% 06/15/15	9,995	11,612
12.500% 07/15/15	18,048	21,030
12.500% 07/20/15	2,692	3,126
12.500% 08/15/15	20,573	23,972
12.500% 10/15/15	28,761	33,513
12.500% 11/20/15	8,000	9,290
13.000% 01/15/11	25,914	27,962
13.000% 02/15/11	24,441	27,138
13.000% 03/15/11	21,784	24,187
13.000% 04/15/11	34,997	38,857
13.000% 06/15/11	7,912	8,785
13.000% 06/15/12	6,672	7,552
13.000% 10/15/12	11,028	12,483
13.000% 11/15/12	5,636	6,379
13.000% 12/15/12	2,067	2,340
13.000% 02/15/13	11,183	12,854
13.000% 05/15/13	2,984	3,429
13.000% 09/15/13	9,843	11,315
13.000% 09/20/13	10,036	11,495
13.000% 10/15/13	36,033	41,417
13.000% 06/15/14	23,422	27,258
13.000% 07/15/14	13,879	16,152
13.000% 07/20/14	1,643	1,877
13.000% 09/15/14	19,291	22,411
13.000% 10/15/14	10,206	11,881
13.000% 11/15/14	25,255	29,484
13.000% 12/15/14	25,345	29,495
13.000% 03/15/15	4,615	5,340
13.000% 06/15/15	6,168	7,253
13.000% 01/15/16	12,348	14,646
13.500% 05/15/10	3,999	4,355
13.500% 06/15/10	645	702
13.500% 07/15/10	890	969
13.500% 10/15/10	5,400	5,881
13.500% 04/15/11	3,093	3,454
13.500% 05/15/11	27,354	30,515
13.500% 10/15/12	808	921
13.500% 11/15/12	21,964	25,037
13.500% 06/15/13	3,448	3,994
13.500% 07/15/14	1,676	1,967
13.500% 08/15/14	1,380	1,620
13.500% 08/20/14	4,923	5,758
13.500% 09/15/14	3,509	4,118
13.500% 09/20/14	4,385	5,129
13.500% 10/15/14	15,342	18,007
13.500% 11/15/14	10,344	12,141
13.500% 11/20/14	15,733	18,404
13.500% 12/15/14	3,412	4,005
13.500% 12/20/14	4,563	5,338

See Accompanying Notes to Financial Statements.

20

Columbia Federal Securities Fund

August 31, 2008

Mortgage-Backed Securities (continued)

		Par ($)	Value ($)

Government National Mortgage Association (continued)
	13.500% 01/15/15	5,045	5,987
	13.500% 02/15/15	20,034	23,774
	13.500% 02/20/15	7,796	9,221
	13.500% 04/15/15	3,601	4,273
	13.500% 06/15/15	4,323	5,130
	14.000% 06/15/11	2,736	3,093
	15.000% 09/15/11	26,078	29,640
	15.000% 07/15/12	1,649	1,919

	Total Mortgage-Backed Securities (cost of $308,459,920)		310,320,192

Asset-Backed Securities – 3.8%
Chase Funding Mortgage Loan	5.850% 02/25/32 (d)	3,492,070	1,661,393
	6.899% 03/25/31 (d)	1,022,760	520,525

First Alliance Mortgage Loan Trust	8.225% 09/20/27	166,359	147,277

Green Tree Financial Corp.	7.850% 08/15/25 (d)	9,100,000	8,601,474

Harley-Davidson Motorcycle Trust	5.540% 04/15/15	1,700,000	1,183,179

JPMorgan Mortgage Acquisition Corp.	5.784% 01/25/37	5,740,000	3,904,290

MBNA Credit Card Master Note Trust	4.450% 08/15/16 (f)	5,000,000	4,274,522

Residential Asset Securities Corp.	6.656% 04/25/32 (d)	1,838,691	1,599,561

Wachovia Auto Loan Owner Trust	5.650% 02/20/13	3,800,000	3,571,674

	Total Asset-Backed Securities (cost of $31,871,082)		25,463,895

Collateralized Mortgage Obligations – 2.2%

Agency – 1.4%
Federal Home Loan Mortgage Corp.	6.000% 05/15/29	8,812,000	9,033,631
	I.O.:
	5.500% 05/15/27 (g)	198,541	10,792

Vendee Mortgage Trust
	I.O.:
	0.304% 03/15/29 (d)(g)	6,476,562	74,613
	0.440% 03/15/28 (d)(g)	5,287,451	82,860

	Agency Total		9,201,896

See Accompanying Notes to Financial Statements.

21

Columbia Federal Securities Fund

August 31, 2008

Collateralized Mortgage Obligations (continued)

		Par ($)	Value ($)
Non-Agency – 0.8%
Countrywide Home Loans, Inc.	6.000% 01/25/33	2,120,275	2,005,037

First Horizon Asset Securities, Inc.	5.132% 10/25/33 (d)	1,723,992	1,194,100

Nomura Asset Acceptance Corp.	6.664% 05/25/36	1,220,000	61,549

Residential Funding Mortgage Securities, Inc.	6.500% 03/25/32	971,334	861,812
	6.500% 03/25/32	728,501	606,166

Tryon Mortgage Funding, Inc.	7.500% 02/20/27	24,381	24,393

Washington Mutual Mortgage Loan Trust	3.772% 01/25/40 (d)	810,057	800,928

	Non-Agency Total		5,553,985
	Total Collateralized Mortgage Obligations (cost of $16,415,028)		14,755,881

Commercial Mortgage-Backed Securities – 0.1%
Merrill Lynch Mortgage Investors, Inc.	I.O.:
	0.880% 12/15/30 (d)(g)	5,058,246	58,071

PNC Mortgage Acceptance Corp.
	5.910% 03/12/34	713,829	715,971

	Total Commercial Mortgage-Backed Securities (cost of $890,607)		774,042

		Shares
Securities Lending Collateral – 28.1%
	State Street Navigator Securities Lending Prime Portfolio (7 day yield of 2.626%) (h)	186,417,645	186,417,645

	Total Securities Lending Collateral (cost of $186,417,645)		186,417,645

		Par ($)
Short-Term Obligation – 9.1%
	Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08 at 2.000%, collateralized by a U.S. Government Agency Obligation maturing 01/29/13, market value of $61,364,180 (repurchase proceeds $60,171,368)	60,158,000	60,158,000

	Total Short-Term Obligation (cost of $60,158,000)		60,158,000

	Total Investments – 138.5% (cost of $911,100,510) (i)		918,765,470

	Obligation to Return Collateral for Securities Loaned – (28.1)%		(186,417,645)

	Other Assets & Liabilities, Net – (10.4)%		(69,070,041)

	Net Assets – 100.0%		663,277,784

See Accompanying Notes to Financial Statements.

22

Columbia Federal Securities Fund

August 31, 2008

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at August 31, 2008. The total market value of securities on loan at August 31, 2008 is $182,270,290.

(b)	A portion of this security with a market value of $1,701,797 is pledged as collateral for open futures contracts.

(c)	Zero coupon bond.

(d)	The interest rate shown on floating rate or variable rate securities reflects the rate at August 31, 2008.

(e)	Security purchased on a delayed delivery basis.

(f)	Investment in affiliate during the year ended August 31, 2008: Security name: MBNA Credit Card Master Note Trust, 4.450% 08/15/16

Par as of 08/31/07:	$5,000,000
Par purchased:	$—
Par sold:	$—
Par as of 08/31/08:	$5,000,000
Net realized gain/loss:	$—
Interest income earned:	$222,500
Value at end of period:	$4,274,522

(g)	Accrued interest accumulates in the value of this security and is payable at redemption.

(h)	Investment made with cash collateral received from securities lending activity.

(i)	Cost for federal income tax purposes is $913,671,397.

At August 31, 2008, the Fund held the following open long futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Depreciation
10-Year U.S. Treasury Notes	196	$22,638,000	$22,655,481	Dec-08	$(17,481)
5-Year U.S. Treasury Notes	473	52,946,438	52,959,061	Dec-08	(12,623)
2-Year U.S. Treasury Notes	23	4,882,469	4,885,419	Dec-08	(2,950)

					$(33,054)

At August 31, 2008, the Fund held the following open short futures contracts:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
U.S. Treasury Bonds	267	$31,322,438	$31,488,445	Dec-08	$166,007

					$166,007

At August 31, 2008, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Government & Agency Obligations	48.4
Mortgage-Backed Securities	46.8
Asset-Backed Securities	3.8
Collateralized Mortgage Obligations	2.2
Commercial Mortgage-Backed Securities	0.1

101.3
Securities Lending Collateral	28.1
Short-Term Obligation	9.1
Obligation to Return Collateral for Securities Loaned	(28.1)
Other Assets & Liabilities, Net	(10.4)

100.0

Acronym	Name
I.O.	Interest Only
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

See Accompanying Notes to Financial Statements.

23

Statement of Assets and Liabilities – Columbia Federal Securities Fund

August 31, 2008

		($)
Assets	Unaffiliated investments, at cost (including repurchase agreement)	906,115,510
	Affiliated investments, at cost	4,985,000

	Total investments, at cost	911,100,510
	Unaffiliated investments, at value (including securities on loan of $182,270,290)	914,490,948
	Affiliated investments, at value	4,274,522

	Total investments, at value	918,765,470
	Cash	604
	Receivable for:
	Fund shares sold	120,910
	Interest	2,904,993
	Securities lending income	85,418
	Dollar roll income	4,215
	Futures variation margin	164,859
	Trustees’ deferred compensation plan	93,336
	Other assets	176,690

	Total Assets	922,316,495

Liabilities	Collateral on securities loaned	186,417,645
	Payable for:
	Investments purchased on a delayed delivery basis	70,451,843
	Fund shares repurchased	432,409
	Distributions	852,366
	Futures variation margin	36,750
	Investment advisory fee	290,306
	Transfer agent fee	101,191
	Pricing and bookkeeping fees	26,131
	Trustees’ fees	53,750
	Custody fee	20,853
	Distribution and service fees	156,368
	Chief compliance officer expenses	111
	Trustees’ deferred compensation plan	93,336
	Other liabilities	105,652

	Total Liabilities	259,038,711

	Net Assets	663,277,784

Net Assets Consist of	Paid-in capital	712,009,716
	Overdistributed net investment income	(1,882,825)
	Accumulated net realized loss	(54,647,020)
	Net unrealized appreciation on:
	Investments	7,664,960
	Futures contracts	132,953

	Net Assets	663,277,784

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities (continued) – Columbia Federal Securities Fund

August 31, 2008

Class A	Net assets	$549,202,974
	Shares outstanding	52,471,406
	Net asset value per share	$10.47	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share	$10.99	(b)

Class B	Net assets	$34,716,448
	Shares outstanding	3,316,863
	Net asset value and offering price per share	$10.47	(a)

Class C	Net assets	$8,864,992
	Shares outstanding	846,983
	Net asset value and offering price per share	$10.47	(a)

Class Z	Net assets	$70,493,370
	Shares outstanding	6,734,992
	Net asset value, offering and redemption price per share	$10.47

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

25

Statement of Operations – Columbia Federal Securities Fund

For the Year Ended August 31, 2008

		($)
Investment Income	Interest	34,737,768
	Interest from affiliates	222,500
	Dollar roll fee income	1,143,760
	Securities lending income	1,333,093

	Total Investment Income	37,437,121

Expenses	Investment advisory fee	3,631,821
	Distribution fee:
	Class B	297,368
	Class C	51,524
	Service fee:
	Class A	1,432,061
	Class B	99,123
	Class C	34,396
	Transfer agent fee	762,486
	Pricing and bookkeeping fees	246,849
	Trustees’ fees	41,938
	Custody fee	120,909
	Chief compliance officer expenses	712
	Prepaid insurance	22,728
	Other expenses	324,056

	Total Expenses	7,065,971

	Fees waived by Distributor – Class C	(12,928)
	Expense reductions	(23,831)

	Net Expenses	7,029,212

	Net Investment Income	30,407,909

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	(3,378,384)
	Futures contracts	11,156,425

	Net realized gain	7,778,041

	Net change in unrealized appreciation (depreciation) on:
	Investments	4,661,480
	Futures contracts	(426,394)

	Net change in unrealized appreciation	4,235,086

	Net Gain	12,013,127

	Net Increase Resulting from Operations	42,421,036

See Accompanying Notes to Financial Statements.

26

Statement of Changes in Net Assets – Columbia Federal Securities Fund

Increase (Decrease) in Net Assets	Year Ended August 31, 2008 ($)	Year Ended August 31, 2007 ($)
Operations
Net investment income	30,407,909	35,188,975
Net realized gain (loss) on investments and futures contracts	7,778,041	(1,342,053)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	4,235,086	(3,759,514)

Net Increase Resulting from Operations	42,421,036	30,087,408

Distributions to Shareholders
From net investment income:
Class A	(25,018,770)	(27,641,171)
Class B	(1,434,983)	(1,979,571)
Class C	(323,241)	(287,481)
Class Z	(3,855,707)	(5,166,731)
Return of capital:
Class A	—	(218,143)
Class B	—	(23,510)
Class C	—	(2,668)
Class Z	—	(31,222)

Total Distributions to Shareholders	(30,632,701)	(35,350,497)
Net Increase (Decrease) from Share Transactions	(93,534,106)	(98,311,455)
Total Decrease in Net Assets	(81,745,771)	(103,574,544)

Net Assets
Beginning of period	745,023,555	848,598,099
End of period	663,277,784	745,023,555
Overdistributed net investment income, at end of period	(1,882,825)	(2,173,944)

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets – Capital Stock Activity

	Columbia Federal Securities Fund
	Year Ended August 31, 2008		Year Ended August 31, 2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	2,227,145	23,586,061	1,919,059	19,878,507
Distributions reinvested	1,657,646	17,432,337	1,825,566	18,946,197
Redemptions	(8,589,620)	(90,278,887)	(10,685,537)	(110,824,949)

Net Decrease	(4,704,829)	(49,260,489)	(6,940,912)	(72,000,245)

Class B
Subscriptions	557,421	5,926,478	281,351	2,909,620
Distributions reinvested	111,320	1,170,699	156,713	1,627,310
Redemptions	(1,655,664)	(17,401,449)	(2,485,102)	(25,760,066)

Net Decrease	(986,923)	(10,304,272)	(2,047,038)	(21,223,136)

Class C
Subscriptions	493,239	5,221,115	154,096	1,599,821
Distributions reinvested	21,327	224,441	21,701	225,265
Redemptions	(351,910)	(3,700,058)	(284,752)	(2,954,789)

Net Increase (Decrease)	162,656	1,745,498	(108,955)	(1,129,703)

Class Z
Subscriptions	1,983,908	20,660,872	3,009,819	31,175,281
Distributions reinvested	77,044	805,807	187,530	1,945,362
Redemptions	(5,468,486)	(57,181,522)	(3,577,774)	(37,079,014)

Net Decrease	(3,407,534)	(35,714,843)	(380,425)	(3,958,371)

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended August 31,
	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$10.30	$10.38		$10.73		$10.75	$10.60

Income from Investment Operations:
Net investment income (a)	0.46	0.46		0.44		0.41	0.44
Net realized and unrealized gain (loss) on investments and futures contracts	0.17	(0.08)		(0.32)		— (b)	0.13

Total from Investment Operations	0.63	0.38		0.12		0.41	0.57

Less Distributions to Shareholders:
From net investment income	(0.46)	(0.46)		(0.46)		(0.43)	(0.42)
From return of capital	—	—	(b)	(0.01)		—	—

Total Distributions to Shareholders	(0.46)	(0.46)		(0.47)		(0.43)	(0.42)

Net Asset Value, End of Period	$10.47	$10.30		$10.38		$10.73	$10.75
Total return (c)	6.18%	3.73	%(d)	1.07	%(d)	3.91%	5.49%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.98%	0.95%		0.97%		1.08%	1.16%
Waiver/Reimbursement	—	0.02%		0.01%		—	—
Net investment income (e)	4.33%	4.43%		4.24%		3.87%	4.11%
Portfolio turnover rate (f)	135%	121%		92%		80%	93%
Net assets, end of period (000’s)	$549,203	$589,124		$665,283		$754,026	$853,801

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended August 31,
	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$10.30	$10.38		$10.73		$10.75	$10.60

Income from Investment Operations:
Net investment income (a)	0.38	0.38		0.36		0.33	0.36
Net realized and unrealized gain (loss) on investments and futures contracts	0.17	(0.08)		(0.32)		— (b)	0.13

Total from Investment Operations	0.55	0.30		0.04		0.33	0.49

Less Distributions to Shareholders:
From net investment income	(0.38)	(0.38)		(0.38)		(0.35)	(0.34)
From return of capital	—	—	(b)	(0.01)		—	—

Total Distributions to Shareholders	(0.38)	(0.38)		(0.39)		(0.35)	(0.34)

Net Asset Value, End of Period	$10.47	$10.30		$10.38		$10.73	$10.75
Total return (c)	5.39%	2.96	%(d)	0.32	%(d)	3.13%	4.71%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.73%	1.70%		1.72%		1.83%	1.91%
Waiver/Reimbursement	—	0.02%		0.01%		—	—
Net investment income (e)	3.59%	3.68%		3.49%		3.12%	3.41%
Portfolio turnover rate (f)	135%	121%		92%		80%	93%
Net assets, end of period (000’s)	$34,716	$44,345		$65,896		$69,452	$96,527

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended August 31,
	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$10.30	$10.38	$10.73	$10.75	$10.60

Income from Investment Operations:
Net investment income (a)	0.39	0.40	0.38	0.35	0.38
Net realized and unrealized gain (loss) on investments and futures contracts	0.18	(0.08)	(0.33)	— (b)	0.13

Total from Investment Operations	0.57	0.32	0.05	0.35	0.51

Less Distributions to Shareholders:
From net investment income	(0.40)	(0.40)	(0.39)	(0.37)	(0.36)
From return of capital	—	— (b)	(0.01)	—	—

Total Distributions to Shareholders	(0.40)	(0.40)	(0.40)	(0.37)	(0.36)

Net Asset Value, End of Period	$10.47	$10.30	$10.38	$10.73	$10.75
Total return (c)(d)	5.54%	3.11%	0.47%	3.29%	4.86%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	1.58%	1.55%	1.57%	1.68%	1.76%
Waiver/Reimbursement	0.15%	0.17%	0.16%	0.15%	0.15%
Net investment income (e)	3.73%	3.83%	3.65%	3.27%	3.60%
Portfolio turnover rate (f)	135%	121%	92%	80%	93%
Net assets, end of period (000’s)	$8,865	$7,051	$8,231	$8,547	$10,630

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Federal Securities Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended August 31,
	2008	2007		2006		2005	2004
Net Asset Value, Beginning of Period	$10.30	$10.38		$10.73		$10.75	$10.60

Income from Investment Operations:
Net investment income (a)	0.48	0.48		0.46		0.44	0.46
Net realized and unrealized gain (loss) on investments and futures contracts	0.18	(0.07)		(0.32)		— (b)	0.14

Total from Investment Operations	0.66	0.41		0.14		0.44	0.60

Less Distributions to Shareholders:
From net investment income	(0.49)	(0.49)		(0.48)		(0.46)	(0.45)
From return of capital	—	—	(b)	(0.01)		—	—

Total Distributions to Shareholders	(0.49)	(0.49)		(0.49)		(0.46)	(0.45)

Net Asset Value, End of Period	$10.47	$10.30		$10.38		$10.73	$10.75
Total return (c)	6.45%	3.99	%(d)	1.33	%(d)	4.16%	5.75%

Ratios to Average Net Assets/Supplemental Data:
Net expenses (e)	0.73%	0.70%		0.72%		0.83%	0.91%
Waiver/Reimbursement	—	0.02%		0.01%		—	—
Net investment income (e)	4.58%	4.68%		4.51%		4.12%	4.30%
Portfolio turnover rate (f)	135%	121%		92%		80%	93%
Net assets, end of period (000’s)	$70,493	$104,504		$109,187		$39,680	$29,848

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of its expenses, total return would have been reduced.

(e)	The benefits derived from expense reductions had an impact of less than 0.01% except for the year ended August 31, 2007 which had a 0.01% impact.

(f)	Portfolio turnover excludes dollar roll transactions.

See Accompanying Notes to Financial Statements.

32

Notes to Financial Statements – Columbia Federal Securities Fund

August 31, 2008

Note 1. Organization

Columbia Federal Securities Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks total return, consisting of current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which Columbia believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

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Columbia Federal Securities Fund

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In March 2008, Statement of Financial Accounting Standards No. 161, (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Futures Contracts

The Fund may invest in futures for both hedging and non-hedging purposes, including, for example, to seek to enhance returns or as a substitute for a position in an underlying asset.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund’s policy is to record the components of mortgage dollar rolls using “to be announced” mortgage-backed securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.

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Columbia Federal Securities Fund

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Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities may be restricted and the instruments which the Fund is required to repurchase may be worth less than instruments which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the investment advisor’s ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount equal to the delayed delivery commitment.

Income Recognition

Interest income is recorded on an accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions of net investment income are declared daily and distributed monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2008, permanent book and tax basis differences resulting primarily from differing

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Columbia Federal Securities Fund

August 31, 2008

treatments for amortization/accretion adjustments and paydown reclassifications were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$515,911	$31,668,026	$(32,183,937)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

	August 31, 2008	August 31, 2007
Ordinary Income*	$30,632,701	$35,074,954
Return of Capital	—	275,543

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Net Unrealized Appreciation*
$5,094,073

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and amortization/accretion adjustments.

Unrealized appreciation and depreciation at August 31, 2008, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$14,677,626
Unrealized depreciation	(9,583,553)
Net unrealized appreciation	$5,094,073

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2009	$29,849,094
2012	24,359
2014	10,286,822
2015	7,609,058
Total	$47,769,333

Capital loss carryforwards of $8,098,805 were utilized during the year ended August 31, 2008.

Capital loss carryforwards of $31,784,259 expired during the year ended August 31, 2008. Expired capital loss carryforwards are recorded as a reduction of paid-in-capital.

Of the capital loss carry forwards attributable to the Fund, $24,359 (expiring on 08/31/12) remains from Nations Government Securities Fund’s merger with the Fund.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No. 109 (“FIN 48”) effective February 29, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not

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Columbia Federal Securities Fund

August 31, 2008

aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”), provides investment advisory, administrative and other services to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.53%
$500 million to $1 billion	0.48%
$1 billion to $1.5 billion	0.45%
$1.5 billion to $3 billion	0.42%
$3 billion to $6 billion	0.41%
Over $6 billion	0.40%

For the year ended August 31, 2008, the Fund’s effective investment advisory fee rate was 0.52% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended August 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $4,673.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense

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Columbia Federal Securities Fund

August 31, 2008

reductions on the Statement of Operations. For the year ended August 31, 2008, these minimum account balance fees reduced total expenses by $22,241.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended August 31, 2008, the Distributor has retained net underwriting discounts of $12,113 on sales of the Fund’s Class A shares and received net CDSC fees of $785, $50,442 and $2,593 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the “Plan”) which requires the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that it will not exceed 0.60% annually of the average daily net assets attributable to the Class C shares. This agreement may be modified or terminated by the Distributor at any time.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which is included in “Trustees’ fees” in the Statement of Assets and Liabilities. The deferred compensation plan of the acquired fund may be terminated at any time. Any payments to plan participants are paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2008, these custody credits reduced total expenses by $1,590 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $838,561,244 and $885,811,985, respectively, of which $838,561,244 and $835,581,492, respectively, were U.S. Government securities.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds pro-rata based on their relative net assets. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived

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Columbia Federal Securities Fund

August 31, 2008

the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2008, the Fund did not borrow under these arrangements.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Shares of Beneficial Interest

As of August 31, 2008, 9.0% of the Fund’s shares outstanding were beneficially owned by one participant account over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Asset-Backed Securities Risk

The value of asset-backed securities may be affected by changes in interest rates, the quality of underlying assets or the market’s assessment thereof, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement.

Mortgage-Backed securities risk

The value of the mortgage-backed securities may be affected by, changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgages, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements or the quality of underlying assets or the market’s assessment thereof. Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Funds to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of mortgage-backed securities may be difficult to predict and may result in greater volatility.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other

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Columbia Federal Securities Fund

August 31, 2008

mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

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Columbia Federal Securities Fund

August 31, 2008

Note 11. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 7 were terminated or amended. The uncommitted line of credit was terminated. The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to $200,000,000. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

41

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Federal Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Federal Securities Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at August 31, 2008, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2008

42

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 77, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 77, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 77, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel– Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President– Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 77, None

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 77, None

43

Fund Governance (continued)

Independent Trustees (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of funds in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 77, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 77, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 77, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 77, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 77, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 77, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

[2]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

44

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004

45

Fund Governance (continued)

Officers (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004.

46

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47

[THIS PAGE INTENTIONALLY LEFT BLANK]

48

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Federal Securities Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

Columbia Federal Securities Fund

Annual Report, August 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/156029-0808 (10/08) 08/59487

Annual Report

August 31, 2008

Columbia Greater China Fund

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Greater China Fund

Dear Shareholder:

We are pleased to provide this shareholder report for your Columbia fund and hope you will find the portfolio management details, discussions and performance information helpful in monitoring your investments. As we’ve seen this past year, the financial markets can be quite volatile, with significant short-term price fluctuations. It’s important to keep these ups and downs in perspective, particularly in light of your long-term investment strategy.

Staying the course with your long-term strategy typically involves riding out short-term price fluctuations, though we recognize that at times this can be tough. To support your efforts and give you the information you need to make prudent decisions, Columbia Management offers several valuable online resources. We encourage you to visit www.columbiamanagement.com/investor, where you can receive the most up-to-date information, including:

■

Daily pricing and performance. View pricing and performance from a link in Fund Tracker on the homepage. This listing of funds is updated nightly with the current net asset value and the amount and percentage change from the prior day.

■	News & Commentary. This tab provides links to quarterly fund commentaries and information from our investment strategies group, including trends in the economy and market impact.

If you would like more details on individual funds, select a fund from the dropdown menu on the top right side of the homepage for access to:

■	Monthly and quarterly performance information.
■

Portfolio holdings. Full holdings are updated monthly for money market funds except for Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Daily Cash Reserves which are updated daily, monthly for equity funds and quarterly for most other funds.

By registering on the site, you’ll receive secured, 24-hour access to*:

■	Mutual fund account details with balances, dividend and transaction information
■	Fund Tracker to customize your homepage with current net asset values for the funds that interest you
■	On-line transactions including purchases, exchanges and redemptions
■	Account maintenance for updating your address and dividend payment options
■	Electronic delivery of prospectuses and shareholder reports

I encourage you to visit our website for access to the product information and tools described above. These valuable online resources can help you monitor your investments and provide direct access to your account. All of these tools, and more, can be found on www.columbiamanagement.com.

While your financial advisor is a great resource for investment guidance, you can also access our website or call our service representatives at 800.345.6611 for additional assistance. We thank you for investing with Columbia Management and look forward to helping with your ongoing investment needs.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

*	Some restrictions apply. Shareholders who purchase shares through certain third-party organizations may not have the ability to register for online access.

Fund Profile – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 08/31/08

–20.24% Class A shares
(without sales charge)

–20.02% MSCI China Index

–13.09% Hang Seng Index

Morningstar Style Box

Equity Style

The Morningstar Style Box reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data are gathered from reliable sources. Morningstar cannot guarantee completeness and accuracy. Information shown is as of 07/31/08.

Summary

■	For the 12-month period that ended August 31, 2008, the fund’s Class A shares returned negative 20.24% without sales charge.

■	The fund’s performance was slightly less than the MSCI China Index. Stock selection in Hong Kong accounted for its underperformance relative to the Hang Seng Index[1].

■	In a difficult period for stock markets around the world, the fund held up better than the average fund in its peer group, the Lipper China Region Funds Classification[2].

Portfolio Management

Jasmine Huang has co-managed the fund since May 2005 and has been associated with the advisor or its predecessors or affiliate organizations since September 2003.

Fred Copper has co-managed the fund since October 2005 and has been associated with the advisor or its predecessors or affiliate organizations since September 2005.

[1]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

1

Economic Update – Columbia Greater China Fund

Summary

For the 12-month period that ended August 31, 2008

■	China’s stock market posted a sharp decline, as measured by the MSCI China Index. The Hong Kong market held up somewhat better, as measured by the Hang Seng Stock Index.

MSCI China Index	Hang Seng Index

-20.02%	-13.09%

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

During the 12-month period from September 1, 2007 through August 31, 2008, the pace of economic growth slowed in China, the result of monetary and regulatory policies aimed at curbing excessive growth and quickened by a slowdown in economic growth around the world. A slowdown in export growth, which accounts for just under 20% of China’s economy, is likely to put pressure on industrial activity as well as export-related private sector investment. Housing-related investment could decelerate and property transactions have already slowed. Against this backdrop, China’s stock market declined sharply. For the 12-month period that ended August 31, 2008, the MSCI China Index returned negative 20.02% and the Hang Seng Index, which tracks the performance of Hong Kong stocks, declined 13.09% over the same period. After years of stellar performance, the correction came as no surprise.

China’s leaders address slowing growth

China’s policymakers are well aware of mounting weakness on the global economic front we expect them to step up spending on public infrastructure projects, to take steps to boost domestic consumption and to pursue monetary policies that are supportive of steady growth. In fact, consumption appears to be a bright spot in the Chinese economy. Retail sales, adjusted for inflation, were reported rising at double-digit rates. Rapidly rising rural and urban wages also contributed to strength in the consumer sector. Fixed asset investment growth was also resilient in 2008. We expect both to drive China’s gross domestic product (GDP) growth into 2009.

Against this backdrop, China’s growth appears to be on track to slow from 12% in 2007 to a slightly lower pace in 2009. Inflation, which has jumped to 6.3% in China in 2008, is expected to moderate in 2009 in the wake of falling global commodity prices. Slower export growth in mainland China is likely to affect growth in Taiwan and Hong Kong, where growth has decelerated from a year ago.

2

Performance Information – Columbia Greater China Fund

Growth of a $10,000 investment 09/01/98 – 08/31/08

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Greater China Fund during the stated time, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 09/01/98 – 08/31/08 ($)

Sales charge:	without	with
Class A	78,656	74,133
Class B	72,698	72,698
Class C	73,877	73,877
Class Z	82,558	n/a

Average annual total return as of 08/31/08 (%)

Share class	A		B		C		Z
Inception	05/16/97		05/16/97		05/16/97		05/16/97
Sales charge	without	with	without	with	without	with	without
1-year	–20.24	–24.83	–20.83	–24.79	–20.84	–21.63	–20.04
5-year	22.20	20.76	21.30	21.11	21.27	21.27	22.52
10-year	22.91	22.18	21.94	21.94	22.14	22.14	23.50

Average annual total return as of 09/30/08 (%)
Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	–45.34	–48.48	–45.75	–48.45	–45.75	–46.29	–45.20
5-year	16.44	15.07	15.58	15.35	15.56	15.56	16.74
10-year	17.01	16.32	16.14	16.14	16.11	16.11	17.59

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.61
Class B	2.36
Class C	2.36
Class Z	1.36

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Net asset value per share

as of 08/31/08 ($)
Class A	46.54
Class B	45.29
Class C	45.89
Class Z	48.38

Distributions declared per share

09/01/07 – 08/31/08 ($)
Class A	0.49
Class B	0.09
Class C	0.09
Class Z	0.63

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

3

Understanding Your Expenses – Columbia Greater China Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

03/01/08 – 08/31/08 Columbia Greater China Fund

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	818.92	1,016.74	7.64	8.47	1.67
Class B	1,000.00	1,000.00	803.73	1,012.97	10.97	12.25	2.42
Class C	1,000.00	1,000.00	816.00	1,012.97	11.05	12.25	2.42
Class Z	1,000.00	1,000.00	820.12	1,018.00	6.50	7.20	1.42

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 366.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Manager’s Report – Columbia Greater China Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Top 10 holdings as of 08/31/08 (%)

China Mobile	16.2
China Life Insurance	7.4
CNOOC	6.9
PetroChina	6.8
Industrial & Commercial Bank of China	6.2
China Merchants Bank	6.1
China Petroleum & Chemical	3.4
China Shenhua Energy	2.7
Bank of China	2.6
Yanzhou Coal Mining	2.5

For the 12-month period that ended August 31, 2008, Columbia Greater China Fund Class A shares returned negative 20.24% without sales charge. This was slightly less than the negative 20.02% return of the MSCI China Index1 for the same period. Stock selection in Hong Kong accounted for the fund’s underperformance relative to the Hang Seng Index, which returned negative 13.09%.1 In a difficult environment for stock markets around the world, the fund held up better than the average fund in its peer group, the Lipper China Region Funds Classification, which returned negative 22.95%.2 An overweight in the consumer discretionary sector and investments in real estate dampened results. Investments in energy and consumer staples stocks and an underweight in materials and certain utilities were positive for performance.

A defensive portfolio

When it became clear that China would take steps to slow its rapid economic growth, we positioned the portfolio defensively, trimming investments in sectors and stocks that are tied to the economic cycle. As a result, the portfolio benefited from an underweight in the materials and utilities sectors, two of the poorest performing areas of the market. Toward the end of the period, we added to utilities when commodity prices declined and the Chinese government’s policies began to favor utility companies. Our late-period utilities investments produced positive results, with Datang International Power Generation Co. Ltd. and China Resources Power Holdings Co. Ltd. doing well relative to the market. As part of our defensive strategy, the fund was overweight in health care and also consumer staples. While the portfolio’s energy stocks declined when oil prices fell, exposure to the sector was positive.

Rising inflation hurt consumer stocks

Rising prices in staple foods and commodities contributed to China’s rising inflation rate at the beginning of 2008. Rising inflation, coupled with an earthquake in May, had a negative impact on consumer spending. While the consumer staples sector benefited from higher prices, and the position in Want Want China Holdings Ltd., the leading rice cracker and snack-food producer, aided return, an overweight in consumer discretionary stocks held back return. Dongfeng Motor Group Co. Ltd., China’s largest auto maker, produced disappointing results. We trimmed the position. However, we believe that the stock may be an attractive long-term holding. Hong Kong-based Esprit Holdings also did poorly. Esprit’s products are sold throughout Europe where the prospects for an economic slowdown weighed on the stock, which we sold.

[1]

The Morgan Stanley Capital International (MSCI) China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. The Hang Seng Stock Index tracks the performance of approximately 70% of the total market capitalization of the stock exchange of Hong Kong. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

Portfolio Manager’s Report (continued) – Columbia Greater China Fund

Holdings discussed in this report

as of 8/31/08 (%)
Datang International Power Generation Co. Ltd.	0.9
China Resources Power Holdings Co. Ltd.	0.4
Want Want China Holdings Ltd.	0.9
Dongfeng Motor Group Co. Ltd.	1.1
Guangzhou R&F Properties Co. Ltd.	2.1
President Chain Store Corp.	0.5

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Real estate sector cooled

As real estate prices reached unsustainable levels and demand for property declined, property stocks fell more than 50% from their peak and several fund holdings had a negative impact on return. Both China Merchants Property and Guangzhou R&F Properties Co. Ltd. were off significantly for the period. We sold China Merchants but maintained the position in Guangzhou R&F Properties. Overall, the fund had an underweight position in Chinese real estate stocks. The fund held some Hong Kong real estate stocks, which outperformed the MSCI China real estate sector. Over the long term, we are optimistic about the real estate sector but believe it will take time for it to recover from the supply/demand imbalance.

A positive long-term outlook for the greater China region

We believe that China’s economic growth may decline to high single digits from a peak annual rate of 12%. However, the Chinese government has already changed its emphasis from curtailing growth to sustaining stable growth. The government has budgeted substantial funds for infrastructure development and is expected to take steps to support consumer spending as well.

Although China’s stock market declined 20% over the period, it is down about 35% from its peak. In this environment, we hope to continue to find long-term growth stocks that we believe are attractively valued and have substantial upside potential. We are also attracted to Taiwan, a market that did not participate in the strong emerging market performance of the past years. In March, Taiwan elected a new president who is willing to improve relations with China and, if successful, this could open up investment opportunities in Taiwan. While we have not invested heavily in Taiwan, because it is dominated by technology companies that may struggle in the current global slow-growth environment, we added President Chain Store Corp., a consumer staples stock. We also plan to maintain our investments in Hong Kong, which is linked to China’s growth and where stock valuations have become more attractive.

Equity securities are affected by stock market fluctuations that occur in response to economic and business developments.

Economic and market conditions frequently change. There is no assurance that the trends described here will continue or commence. The opinions expressed here are strictly those of Columbia Management and are subject to change without notice. Other divisions of Bank of America and/or affiliates of Columbia Management may have opinions that are inconsistent with these opinions.

International investing may involve certain risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. A portfolio of stocks from a single region poses additional risks due to limited diversification.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

6

Investment Portfolio – Columbia Greater China Fund

August 31, 2008

Common Stocks – 97.3%

		Shares	Value ($)
Consumer Discretionary – 5.3%
Automobiles – 1.4%	Dongfeng Motor Group Co., Ltd., Class H	6,588,000	2,782,630
	Great Wall Motor Co., Ltd., Class H	1,760,682	835,421

	Automobiles Total		3,618,051

Distributors – 1.7%	China Resources Enterprise Ltd.	1,140,000	3,095,649
	Li & Fung Ltd.	481,600	1,473,685

	Distributors Total		4,569,334

Hotels, Restaurants & Leisure – 0.1%	Home Inns & Hotels Management, Inc., ADR (a)	15,005	238,729

	Hotels, Restaurants & Leisure Total		238,729

Media – 1.2%	VisionChina Media, Inc., ADR (a)	161,942	3,060,704

	Media Total		3,060,704

Multiline Retail – 0.9%	New World Department Store China Ltd. (a)	3,138,000	2,359,333

	Multiline Retail Total		2,359,333

Consumer Discretionary Total			13,846,151

Consumer Staples – 3.4%
Beverages – 0.3%	Yantai Changyu Pioneer Wine Co., Class B	148,310	851,474

	Beverages Total		851,474

Food & Staples Retailing – 0.5%	President Chain Store Corp.	406,000	1,193,323

	Food & Staples Retailing Total		1,193,323

Food Products – 2.6%	China Mengniu Dairy Co., Ltd.	1,468,000	4,434,470
	Want Want China Holdings Ltd.	5,444,000	2,424,042

	Food Products Total		6,858,512

Consumer Staples Total			8,903,309

Energy – 22.7%
Oil, Gas & Consumable Fuels – 22.7%	China Coal Energy Co., Class H	512,000	860,204
	China Petroleum & Chemical Corp., Class H	9,112,000	8,847,828
	China Shenhua Energy Co., Ltd., Class H	2,036,500	6,972,688
	CNOOC Ltd.	11,522,500	17,940,732
	PetroChina Co., Ltd., Class H	13,708,000	17,695,606
	Yanzhou Coal Mining Co., Ltd., Class H	3,736,000	6,479,944

	Oil, Gas & Consumable Fuels Total		58,797,002

Energy Total			58,797,002

Financials – 30.1%
Commercial Banks – 14.9%	Bank of China Ltd., Class H	15,436,000	6,655,502
	China Merchants Bank Co., Ltd., Class H	4,718,300	15,777,090
	Industrial & Commercial Bank of China, Class H	23,412,000	16,080,405

	Commercial Banks Total		38,512,997

See Accompanying Notes to Financial Statements.

7

Columbia Greater China Fund

August 31, 2008

Common Stocks (continued)

		Shares	Value ($)
Financials (continued)
Insurance – 8.6%	China Life Insurance Co., Ltd., Class H	5,010,000	19,164,113
	Ping An Insurance Group Co., Ltd., Class H	424,500	3,143,043

	Insurance Total		22,307,156

Real Estate Management & Development – 6.6%	Cheung Kong Holdings Ltd.	97,000	1,384,268
	China Vanke Co., Ltd., Class B	2,202,610	1,973,510
	Guangzhou R&F Properties Co. Ltd., Class H	3,114,000	5,404,622
	Shui On Land Ltd.	1,931,500	1,470,631
	Sun Hung Kai Properties Ltd.	139,000	1,901,634
	Swire Pacific Ltd., Class A	334,500	3,338,232
	Yanlord Land Group Ltd.	1,497,000	1,671,758

	Real Estate Management & Development Total		17,144,655

Financials Total			77,964,808

Health Care – 1.3%
Health Care Equipment & Supplies – 0.8%	Mindray Medical International Ltd., ADR	52,577	2,044,720

	Health Care Equipment & Supplies Total		2,044,720

Pharmaceuticals – 0.5%	China Shineway Pharmaceutical Group Ltd.	1,741,000	1,248,451

	Pharmaceuticals Total		1,248,451

Health Care Total			3,293,171

Industrials – 9.4%
Construction & Engineering – 1.6%	China Communications Construction Co., Ltd., Class H	2,236,425	3,791,167
	China Railway Construction Corp., Class H (a)	295,500	406,471

	Construction & Engineering Total		4,197,638

Electrical Equipment – 2.1%	China High Speed Transmission Equipment Group Co. Ltd.	74,000	144,789
	Harbin Power Equipment Co., Ltd., Class H	2,640,000	3,265,238
	Shanghai Electric Group Co., Ltd., Class H (a)	4,910,000	2,022,862

	Electrical Equipment Total		5,432,889

Machinery – 1.9%	China National Material Co., Ltd., Class H (a)	2,380,000	1,581,758
	China South Locomotive and Rolling Stock Corp., Class H (a)	7,450,707	2,988,073
	Enric Energy Equipment Holdings Ltd. (a)	1,078,000	451,970

	Machinery Total		5,021,801

Marine – 1.6%	China Shipping Development Co., Ltd., Class H	1,694,000	3,994,316

	Marine Total		3,994,316

See Accompanying Notes to Financial Statements.

8

Columbia Greater China Fund

August 31, 2008

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Transportation Infrastructure – 2.2%	China Merchants Holdings International Co., Ltd.	588,000	2,173,275
	Jiangsu Expressway Co., Ltd., Class H	1,662,000	1,273,812
	Sichuan Expressway Co., Ltd., Class H	3,908,000	886,537
	Zhejiang Expressway Co., Ltd., Class H	1,986,000	1,331,383

	Transportation Infrastructure Total		5,665,007

Industrials Total			24,311,651

Information Technology – 3.3%
Electronic Equipment & Instruments – 0.4%	Wasion Meters Group Ltd.	3,342,000	1,063,714

	Electronic Equipment & Instruments Total		1,063,714

Internet Software & Services – 0.5%	Tencent Holdings Ltd.	144,800	1,233,106

	Internet Software & Services Total		1,233,106

Software – 2.4%	Kingdee International Software Group Co., Ltd.	5,876,000	1,349,743
	Perfect World Co., Ltd., ADR (a)	199,849	5,016,210

	Software Total		6,365,953

Information Technology Total			8,662,773

Materials – 2.5%
Metals & Mining – 2.5%	Aluminum Corp. of China Ltd., Class H	5,198,000	4,606,437
	Hidili Industry International Development Ltd.	136,000	158,418
	Zijin Mining Group Co., Ltd., Class H	2,368,000	1,609,619

	Metals & Mining Total		6,374,474

Materials Total			6,374,474

Telecommunication Services – 18.0%
Diversified Telecommunication Services – 1.8%	China Telecom Corp., Ltd., Class H	8,892,000	4,542,496

	Diversified Telecommunication Services Total		4,542,496

Wireless Telecommunication Services – 16.2%	China Mobile Ltd.	3,690,500	41,957,729

	Wireless Telecommunication Services Total		41,957,729

Telecommunication Services Total			46,500,225

Utilities – 1.3%
Independent Power Producers & Energy Traders – 1.3%	China Resources Power Holdings Co., Ltd.	392,000	968,705
	Datang International Power Generation Co., Ltd., Class H	3,532,000	2,329,570

	Independent Power Producers & Energy Traders Total		3,298,275

Utilities Total			3,298,275
	Total Common Stocks (Cost of $166,259,184)		251,951,839

See Accompanying Notes to Financial Statements.

9

Columbia Greater China Fund

August 31, 2008

Short-Term Obligation – 2.0%

	Par ($)	Value ($)

Repurchase agreement with Fixed Income Clearing Corp., dated 08/29/08, due 09/02/08 at 1.930%, collateralized by a U.S. Treasury Obligation maturing 05/15/09, market value of $5,308,013 (repurchase proceeds $5,201,115)	5,200,000	5,200,000

Total Short-Term Obligation (Cost of $5,200,000)		5,200,000

Total Investments – 99.3% (Cost of $171,459,184) (b)		257,151,839

Other Assets & Liabilities, Net – 0.7%		1,929,970

Net Assets – 100.0%		259,081,809

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	Cost for federal income tax purposes is $172,527,000.

The Fund was invested in the following countries at August 31, 2008:

Country (Unaudited)	Value	% of Total Investments
China	$176,326,534	68.5%
Hong Kong	72,760,224	28.3
United States*	5,200,000	2.0
Singapore	1,671,758	0.7
Taiwan	1,193,323	0.5

	$257,151,839	100.0

* Represents short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

At August 31, 2008, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	30.1%
Energy	22.7
Telecommunication Services	18.0
Industrials	9.4
Consumer Discretionary	5.3
Consumer Staples	3.4
Information Technology	3.3
Materials	2.5
Health Care	1.3
Utilities	1.3

97.3
Short-Term Obligation	2.0
Other Assets & Liabilities, Net	0.7

100.0%

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

10

Statement of Assets and Liabilities – Columbia Greater China Fund

August 31, 2008

		($)
Assets	Investments, at cost	171,459,184

	Investments, at value	257,151,839
	Cash	616
	Foreign currency (cost of $104,575)	104,423
	Receivable for:
	Investments sold	2,173,618
	Fund shares sold	447,664
	Interest	836
	Dividends	20,340
	Trustees’ deferred compensation plan	20,046
	Other assets	1,958

	Total Assets	259,921,340

Liabilities	Payable for:
	Fund shares repurchased	312,693
	Investment advisory fee	207,521
	Transfer agent fee	89,334
	Pricing and bookkeeping fees	8,719
	Trustees’ fees	310
	Custody fee	45,014
	Distribution and service fees	85,286
	Chief compliance officer expenses	120
	Trustees’ deferred compensation plan	20,046
	Other liabilities	70,488

	Total Liabilities	839,531

	Net Assets	259,081,809

Net Assets Consist of	Paid-in capital	171,961,401
	Overdistributed net investment income	(1,091,745)
	Accumulated net realized gain	2,519,791
	Net unrealized appreciation (depreciation) on:
	Investments	85,692,655
	Foreign currency translations	(293)

	Net Assets	259,081,809

See Accompanying Notes to Financial Statements.

11

Statement of Assets and Liabilities (continued) – Columbia Greater China Fund

August 31, 2008

Class A	Net assets	$154,413,088
	Shares outstanding	3,317,938
	Net asset value per share	$46.54	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share	$49.38	(b)

Class B
	Net assets	$21,879,702
	Shares outstanding	483,104
	Net asset value and offering price per share	$45.29	(a)

Class C
	Net assets	$39,619,507
	Shares outstanding	863,420
	Net asset value and offering price per share	$45.89	(a)

Class Z
	Net assets	$43,169,512
	Shares outstanding	892,290
	Net asset value, offering and redemption price per share	$48.38	(a)

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge and / or any applicable redemption fees.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

12

Statement of Operations – Columbia Greater China Fund

For the Year Ended August 31, 2008

		($)
Investment Income	Dividends	6,080,440
	Interest	291,279
	Foreign tax withheld	(11,188)

	Total Investment Income	6,360,531

Expenses	Investment advisory fee	3,149,033
	Distribution fee:
	Class B	237,241
	Class C	408,904
	Service fee:
	Class A	476,281
	Class B	79,080
	Class C	136,301
	Transfer agent fee	470,316
	Pricing and bookkeeping fees	103,082
	Trustees’ fees	26,017
	Custody fee	310,201
	Chief compliance officer expenses	687
	Other expenses	253,270

	Expenses before interest expense	5,650,413

	Interest expense	391

	Total Expenses	5,650,804

	Expense reductions	(1,755)

	Net Expenses	5,649,049

	Net Investment Income	711,482

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	3,477,292
	Foreign currency transactions	(22,070)

	Net realized gain	3,455,222

	Net change in unrealized depreciation on:
	Investments	(77,323,576)
	Foreign currency translations	(531)

	Net change in unrealized depreciation	(77,324,107)

	Net Loss	(73,868,885)

	Net Decrease Resulting from Operations	(73,157,403)

See Accompanying Notes to Financial Statements.

13

Statement of Changes in Net Assets – Columbia Greater China Fund

		Year Ended August 31,
Increase (Decrease) in Net Assets		2008 ($)	2007 ($)
Operations	Net investment income	711,482	995,475
	Net realized gain on investments and foreign currency transactions	3,455,222	23,371,483
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(77,324,107)	117,684,130

	Net Increase (Decrease) Resulting from Operations	(73,157,403)	142,051,088

Distributions to Shareholders	From net investment income:
	Class A	(1,533,100)	(768,683)
	Class B	(37,622)	(4,865)
	Class C	(60,761)	(6,946)
	Class Z	(558,619)	(232,689)
	From net realized gains:
	Class A	(110,894)	—
	Class B	(18,405)	—
	Class C	(31,737)	—
	Class Z	(31,891)	—

	Total Distributions to Shareholders	(2,383,029)	(1,013,183)

	Net Increase from Share Transactions	16,096,246	33,343,346
	Redemption fees	281,680	145,677

	Total Increase (Decrease) in Net Assets	(59,162,506)	174,526,928

Net Assets	Beginning of period	318,244,315	143,717,387
	End of period	259,081,809	318,244,315
	Undistributed (overdistributed) net investment income, at end of period	(1,091,745)	408,943

See Accompanying Notes to Financial Statements.

14

Statement of Changes in Net Assets – Capital Stock Activity

	Year Ended August 31,
	2008		2007
	Shares	Dollars ($)	Shares	Dollars ($)
Changes in Shares
Class A
Subscriptions	1,730,069	104,544,490	1,598,093	66,437,292
Distributions reinvested	19,701	1,325,719	14,734	586,557
Redemptions	(1,492,314)	(87,305,080)	(1,200,888)	(53,775,840)

Net increase	257,456	18,565,129	411,939	13,248,009

Class B
Subscriptions	131,288	8,339,012	201,821	8,367,025
Distributions reinvested	622	40,941	91	3,540
Redemptions	(233,622)	(13,754,705)	(168,647)	(7,077,338)

Net increase (decrease)	(101,712)	(5,374,752)	33,265	1,293,227

Class C
Subscriptions	413,269	26,697,199	527,396	21,967,604
Distributions reinvested	1,022	68,125	123	4,881
Redemptions	(445,649)	(26,526,154)	(337,174)	(14,578,840)

Net increase (decrease)	(31,358)	239,170	190,345	7,393,645

Class Z
Subscriptions	529,511	33,769,297	625,073	27,795,899
Distributions reinvested	5,749	401,400	3,492	144,105
Redemptions	(509,570)	(31,503,998)	(360,691)	(16,531,539)

Net increase	25,690	2,666,699	267,874	11,408,465

See Accompanying Notes to Financial Statements.

15

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class A Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$58.78		$31.90		$24.68		$20.64	$17.88

Income from Investment Operations:
Net investment income (a)	0.22		0.26		0.26		0.31	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	(12.02)		26.86		7.41		3.94	2.70

Total from Investment Operations	(11.80)		27.12		7.67		4.25	2.87

Less Distributions to Shareholders:
From net investment income	(0.46)		(0.24)		(0.45)		(0.21)	(0.11)
From net realized gains	(0.03)		—		—		—	—

Total Distributions to Shareholders	(0.49)		(0.24)		(0.45)		(0.21)	(0.11)

Redemption fees:
Redemption fees added to paid-in-capital (a)	0.05		—	(b)	—	(b)	— (b)	— (b)

Net Asset Value, End of Period	$46.54		$58.78		$31.90		$24.68	$20.64
Total return (c)	(20.24)%		85.39%		31.55	%(d)(e)	20.66%	16.11%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.55%		1.59%		1.73%		1.76%	1.89%
Interest expense	—	%(g)	—	%(g)	—		—	—
Net expenses (f)	1.55%		1.59%		1.73%		1.76%	1.89%
Waiver/Reimbursement	—		—		0.01%		—	—
Net investment income (f)	0.37%		0.61%		0.93%		1.35%	0.84%
Portfolio turnover rate	16%		36%		32%		24%	25%
Net assets, end of period (000’s)	$154,413		$179,902		$84,492		$53,975	$47,282

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error.
This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

16

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class B Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$57.29		$31.14		$24.11		$20.18	$17.51

Income from Investment Operations:
Net investment income (loss) (a)	(0.23)		(0.06)		0.05		0.14	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	(11.73)		26.22		7.25		3.85	2.62

Total from Investment Operations	(11.96)		26.16		7.30		3.99	2.67

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.01)		(0.27)		(0.06)	—
From net realized gains	(0.03)		—		—		—	—

Total Distributions to Shareholders	(0.09)		(0.01)		(0.27)		(0.06)	—

Redemption fees:
Redemption fees added to paid-in-capital (a)	0.05		—	(b)	—	(b)	— (b)	— (b)

Net Asset Value, End of Period	$45.29		$57.29		$31.14		$24.11	$20.18
Total return (c)	(20.83)%		84.01%		30.57	%(d)(e)	19.77%	15.25%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.30%		2.34%		2.48%		2.51%	2.64%
Interest expense	—	%(g)	—	%(g)	—		—	—
Net expenses (f)	2.30%		2.34%		2.48%		2.51%	2.64%
Waiver/Reimbursement	—		—		0.01%		—	—
Net investment income (loss) (f)	(0.40)%		(0.14)%		0.19%		0.60%	0.23%
Portfolio turnover rate	16%		36%		32%		24%	25%
Net assets, end of period (000’s)	$21,880		$33,502		$17,176		$12,680	$10,471

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error.
This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

17

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class C Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$58.05		$31.56		$24.43		$20.45	$17.76

Income from Investment Operations:
Net investment income (loss) (a)	(0.22)		(0.07)		0.05		0.14	0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(11.90)		26.57		7.35		3.90	2.65

Total from Investment Operations	(12.12)		26.50		7.40		4.04	2.69

Less Distributions to Shareholders:
From net investment income	(0.06)		(0.01)		(0.27)		(0.06)	—
From net realized gains	(0.03)		—		—		—	—

Total Distributions to Shareholders	(0.09)		(0.01)		(0.27)		(0.06)	—

Redemption fees:
Redemption fees added to paid-in-capital (a)	0.05		—	(b)	—	(b)	— (b)	— (b)

Net Asset Value, End of Period	$45.89		$58.05		$31.56		$24.43	$20.45
Total return (c)	(20.84)%		83.97%		30.58	%(d)(e)	19.75%	15.15%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	2.30%		2.34%		2.48%		2.51%	2.64%
Interest expense	—	%(g)	—	%(g)	—		—	—
Net expenses (f)	2.30%		2.34%		2.48%		2.51%	2.64%
Waiver/Reimbursement	—		—		0.01%		—	—
Net investment income (loss) (f)	(0.38)%		(0.17)%		0.20%		0.60%	0.20%
Portfolio turnover rate	16%		36%		32%		24%	25%
Net assets, end of period (000’s)	$39,620		$51,938		$22,229		$13,853	$9,436

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error.
This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Greater China Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended August 31,
Class Z Shares	2008		2007		2006		2005	2004
Net Asset Value, Beginning of Period	$61.05		$33.10		$25.59		$21.38	$18.51

Income from Investment Operations:
Net investment income (a)	0.38		0.37		0.37		0.40	0.22
Net realized and unrealized gain (loss) on investments and foreign currency	(12.47)		27.90		7.65		4.07	2.81

Total from Investment Operations	(12.09)		28.27		8.02		4.47	3.03

Less Distributions to Shareholders:
From net investment income	(0.60)		(0.32)		(0.51)		(0.26)	(0.16)
From net realized gains	(0.03)		—		—		—	—

Total Distributions to Shareholders	(0.63)		(0.32)		(0.51)		(0.26)	(0.16)

Redemption fees:
Redemption fees added to paid-in-capital (a)	0.05		—	(b)	—	(b)	— (b)	— (b)

Net Asset Value, End of Period	$48.38		$61.05		$33.10		$25.59	$21.38
Total return (c)	(20.04)%		85.88%		31.86	%(d)(e)	21.00%	16.44%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (f)	1.30%		1.34%		1.48%		1.51%	1.64%
Interest expense	—	%(g)	—	%(g)	—		—	—
Net expenses (f)	1.30%		1.34%		1.48%		1.51%	1.64%
Waiver/Reimbursement	—		—		0.01%		—	—
Net investment income (f)	0.62%		0.82%		1.25%		1.60%	1.06%
Portfolio turnover rate	16%		36%		32%		24%	25%
Net assets, end of period (000’s)	$43,170		$52,903		$19,821		$9,012	$5,182

(a)	Per share data was calculated using the average shares outstanding during the period.

(b)	Rounds to less than $0.01 per share.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(e)	Includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error.
This reimbursement increased total return and net asset value per share by 0.03% and $0.01, respectively.

(f)	The benefits derived from expense reductions had an impact of less than 0.01%.

(g)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Notes to Financial Statements – Columbia Greater China Fund

August 31, 2008

Note 1. Organization

Columbia Greater China Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a non-diversified fund. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks long-term capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

Investments for which market quotations are not readily available, or that have quotations which Columbia believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If

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Columbia Greater China Fund

August 31, 2008

a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

In March 2008, Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133, was issued. SFAS 161 is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires additional discussion about the reporting entity’s derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. Management is evaluating the impact the application of SFAS 161 will have on the Fund’s financial statement disclosures.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions on the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis.Corporate actions and dividend income are recorded on the ex-date except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

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Columbia Greater China Fund

August 31, 2008

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Normally, distributions of net investment income, if any, are declared and distributed annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2008, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions were identified and reclassified among the components of the Fund’s net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
$(22,068)	$22,070	$(2)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2008 and August 31, 2007 was as follows:

	August 31, 2008	August 31, 2007
Distributions paid from:
Ordinary Income*	$2,190,102	$1,013,183
Long-Term Capital Gains	192,927	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-term Capital Gains	Net Unrealized Appreciation
$2,519,791	$84,624,839

*	The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2008, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

Unrealized appreciation	$101,884,996
Unrealized depreciation	(17,260,157)
Net unrealized appreciation	$84,624,839

Capital loss carryforwards of $764,574 were utilized during the year ended August 31, 2008.

The Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, Accounting for Uncertainty in

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Columbia Greater China Fund

August 31, 2008

Income Taxes—an Interpretation of FASB Statement No. 109 (“FIN 48”) effective February 29, 2008. FIN 48 requires management to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Fund. As a result of this evaluation, management has concluded that FIN 48 did not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation (“BOA”) provides investment advisory, administrative and other services to the Fund. In rendering investment advisory services to the Funds, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd, an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.95%
$1 billion to $1.5 billion	0.87%
$1.5 billion to $3 billion	0.82%
$3 billion to $6 billion	0.77%
Over $6 billion	0.72%

For the year ended August 31, 2008, the Fund’s effective investment advisory fee rate was 0.95% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses. Prior to January 1, 2008, the Fund also reimbursed Columbia for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

For the year ended August 31, 2008, the amount charged to the Fund by affiliates included on the Statement of Operations under “Pricing and bookkeeping fees” aggregated to $4,673.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent

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Columbia Greater China Fund

August 31, 2008

is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.34 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2007, the annual rate was $17.00 per open account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of up to $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended August 31, 2008, these minimum account balance fees reduced total expenses by $1,655.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund’s shares. For the year ended August 31, 2008, the Distributor has retained net underwriting discounts of $181,292 on sales of the Fund’s Class A shares and received net CDSC fees of $14,135, $90,822 and $85,348 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the “Plan”) which requires the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund’s eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended August 31, 2008, these custody credits reduced total expenses by $100 for the Fund.

Note 6. Portfolio Information

For the year ended August 31, 2008, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $64,405,059 and $50,908,000, respectively.

Note 7. Redemption Fees

The Fund may impose a 2.00% redemption fee on the proceeds of fund shares that are redeemed within 60 days of purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term

24

Columbia Greater China Fund

August 31, 2008

trading of the portfolio. The redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class based on the relative net assets at the time of the redemption. For the year ended August 31, 2008, the Fund received redemption fees of $161,055 for Class A, $27,306 for Class B, $46,420 for Class C and $46,899 for Class Z.

Note 8. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed, unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds. Effective September 17, 2007, interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.375%. Prior to September 17, 2007, interest on the uncommitted line of credit was charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. State Street charges an annual operations agency fee of $40,000 for the committed line of credit and may charge an annual administration fee of $15,000 for the uncommitted line of credit. State Street waived the administration fee effective September 17, 2007. The commitment fee, the operations agency fee and the administration fee are accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended August 31, 2008, the Fund did not borrow under these arrangements.

Note 9. Shares of Beneficial Interest

As of August 31, 2008, the Fund had one shareholder that held 9.6% of the outstanding shares, over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 10. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

Issuer Focus Risk

As a non-diversified mutual fund, the Fund is permitted to invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

There are certain additional risks involved when investing in foreign securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Geographic Concentration Risk

Because the Fund’s investments are concentrated in the Greater China region, events within the region will have a greater effect on the Fund that if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia

25

Columbia Greater China Fund

August 31, 2008

Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and

26

Columbia Greater China Fund

August 31, 2008

derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. Pursuant to the settlement, the funds’ adviser and/or its affiliates made certain payments, including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 11. Subsequent Event

On October 16, 2008 the uncommitted and committed lines of credit discussed in Note 8 were terminated or amended. The uncommitted line of credit was terminated. The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit. The maximum amount that may be borrowed by any fund is limited to $200,000,000. Interest is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum are accrued and apportioned among the participating funds pro rata based on their relative net assets.

27

Report of Independent Registered Public Accounting Firm

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Greater China Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Greater China Fund (the “Fund”) (a series of Columbia Funds Series Trust I), at August 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 22, 2008

28

Federal Income Tax Information (Unaudited)

For the fiscal year ended August 31, 2008, the Fund designates long-term capital gains of $2,848,354.

Foreign taxes paid during the fiscal year ended August 31, 2008, amounting to $11,188 ($0.00 per share) are expected to be passed through to shareholders as 100% allowable foreign tax credits on Form 1099-DIV for the year ending August 31, 2008.

Gross income derived from sources within foreign countries amounted to $5,979,843 ($1.08 per share) for the fiscal year ended August 31, 2008.

For non-corporate shareholders, 83.33%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period September 1, 2007 to August 31, 2008 may represent qualified dividend income. Final information will be provided in your 2008 Form 1099-DIV.

29

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of Funds in Columbia Funds Complex overseen by trustee, Other directorships held

John D. Collins (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 77, Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (underwriting firm)

Rodman L. Drake (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 77, Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); Apex Silver Mines Ltd. (mining); and Hyperion Brookfield Total Return Fund, Inc. and Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (exchange-traded funds)

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 77, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September 2003 to March 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September 1999 to August 2003. Oversees 77, None

30

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Director, Institute for Economic Research, University of Washington from September 2001 to June 2003; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, since September 1993; Consultant on econometric and statistical matters. Oversees 77, None

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael’s College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 77, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[1] (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; and Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts). Oversees 77, None

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 77, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 77, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry (from 1994 to 1997), President–Application Systems Division (from 1991 to 1994), Chief Financial Officer–US Marketing & Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 77, None

31

Fund Governance (continued)

Interested Trustee

Name, address and year of birth, Position with funds, Year first elected or appointed to office	Principal occupation(s) during past five years, Number of Funds in Columbia Funds Complex overseen by trustee, Other directorships held

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[2] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 77, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

[1]

Messrs. Drake, Piel and Collins have served as directors/trustees of the Excelsior Funds since 1996, 1996 and 2005, respectively. The Excelsior Funds consisted of 27 portfolios managed by affiliates of Columbia Management Advisors, LLC. Effective December 12, 2007, the Board elected Messrs. Drake, Piel and Collins as Trustees of the Trust.

[2]

Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

32

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2000)	Managing Director of Columbia Management Advisors, LLC since December 2004; Treasurer–Columbia Funds, from October 2003 to May 2008; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Senior Vice President–Columbia Management Advisors, LLC, from April 2003 to December 2004; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

33

Fund Governance (continued)

Officers (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Treasurer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2008)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President–Fund Treasury of the Advisor since October 2004; Vice President–Trustee Reporting of the Advisor from April 2002 to October 2004

34

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36

Important Information About This Report

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Greater China Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov; and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

37

Columbia Greater China Fund

Annual Report, August 31, 2008

©2008 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800.345.6611 www.columbiafunds.com

SHC-42/155938-0808 (10/08) 08/59486

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, John D. Collins and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Collins and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the eleven series of the registrant whose reports to stockholders are included in this annual filing.  Fee information for fiscal year ended August 31, 2008 also includes fees for one series that was merged into the registrant during the period. Comparative fee information for fiscal year ended August 31, 2007 also includes fees for two series that were merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended August 31, 2008 and August 31, 2007 are approximately as follows:

2008	2007
$410,800	$383,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended August 31, 2008 and August 31, 2007 are approximately as follows:

2008	2007
$60,200	$45,100

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2008 and 2007, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and a fund accounting and custody conversion.

During the fiscal years ended August 31, 2008 and August 31, 2007, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2008 and August 31, 2007 are approximately as follows:

2008	2007
$92,600	$94,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Both fiscal years 2008 and 2007 also include tax fees for agreed-upon procedures related to fund mergers and the review of final tax returns and for assistance with foreign tax filings.

During the fiscal years ended August 31, 2008 and August 31, 2007, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended August 31, 2008 and August 31, 2007 are approximately as follows:

2008	2007
$0	$500

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2007, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended August 31, 2008 and August 31, 2007 are approximately as follows:

2008	2007
$1,460,800	$849,100

In both fiscal years 2008 and 2007, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended August 31, 2008 and August 31, 2007 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended August 31, 2008 and August 31, 2007 are approximately as follows:

2008	2007
$1,613,600	$989,600

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)   The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	October 22, 2008

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Chief Financial Officer

Date	October 22, 2008